            As filed with the Securities and Exchange
                 Commission on February 3, 1997

                                            File No. 33-60560
                                                    811-07618
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933


                   Pre-Effective Amendment No.

                  Post-Effective Amendment No. 9                X

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940

                          Amendment No. 9                      X



                ALLIANCE MUNICIPAL INCOME FUND II
       (Exact Name of Registrant as Specified in Charter)

    1345 Avenue of the Americas, New York, New York     10105
      (Address of Principal Executive Office)    (Zip Code)

Registrant's Telephone Number, including Area Code: (800)221-5672


                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York l0105
             (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
     X immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
          60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
          75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485.

    If appropriate, check the following box:

         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of shares of its shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrants filed a notice pursuant to such Rule for its fiscal year ended September 30, 1996 on November 22, 1996.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                          Location in Prospectus
                                            (Caption)
PART A

Item 1.  Cover Page..........................    Cover Page

Item 2.  Synopsis............................    The Portfolios
                                                 at a Glance

Item 3.  Condensed Financial Information.....    Expense
                                                 Information;
                                                 Financial
                                                 Highlights

Item 4.  General Description of Registrant...    Description of
                                                 the Portfolios

Item 5.  Management of the Fund..............    Management of
                                                 the Funds;
                                                 General
                                                 Information

Item 6.  Capital Stock and Other Securities...   General
                                                 Information;
                                                 Dividends,
                                                 Distributions
                                                 and Federal
                                                 Income Taxes

Item 7.  Purchase of Securities Being Offered..  Purchase and
                                                 Sale of Shares;
                                                 General
                                                 Information

Item 8.  Redemption or Repurchase.............   Purchase and
                                                 Sale of Shares

Item 9.  Pending Legal Proceedings............   Not Applicable


PART B                                  Location in Statement
                                        of Additional Information
                                                 (Caption)

Item 10. Cover Page............................  Cover Page

Item 11. Table of Contents.....................  Cover Page

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

PART B                                  Location in Statement
                                        of Additional Information
                                                 (Caption)

Item 12. General Information.................... Management of
                                                 the Fund;
                                                 General
                                                 Information

Item 13. Investment Objectives and Policies..... Investment
                                                 Policies and
                                                 Restrictions

Item 14. Management of the Registrant........... Management of
                                                 the Fund

Item 15. Control Persons and Principal
         Holders of Securities.................. Management of
                                                 the Fund

Item 16. Investment Advisory and
         Other Services......................    Management of
                                                 the Fund

Item 17. Brokerage Allocation and
         Other Practices.....................    Brokerage and
                                                 Portfolio
                                                 Transactions

Item 18. Capital Stock and Other Securities..    General
                                                 Information

Item 19. Purchase, Redemption and Pricing
         of Securities Being Offered.........    Purchase,
                                                 Redemption and
                                                 Repurchase of
                                                 Shares; Net
                                                 Asset Value

Item 20. Tax Status..........................    Dividends,
                                                 Distributions
                                                 and Federal
                                                 Income Taxes

Item 21. Underwriters........................    General
                                                 Information

Item 22. Calculation of Performance Data.....    General
                                                 Information

Item 23. Financial Statements................    Financial
                                                 Statements;
                                                 Report of
                                                 Independent
                                                 Auditors

                              Alliance Municipal
                              ------------------
                               Income Portfolios
                              ------------------

                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618

                          Prospectus and Application

                               February 3, 1997

National Portfolio                      Michigan Portfolio
Insured National Portfolio              Minnesota Portfolio
Arizona Portfolio                       New Jersey Portfolio
California Portfolio                    New York Portfolio
Insured California Portfolio            Ohio Portfolio
Florida Portfolio                       Pennsylvania Portfolio
Massachusetts Portfolio                 Virginia Portfolio


Table of Contents                               Page


   The Portfolios At A Glance....................  2
   Expense Information...........................  3
   Financial Highlights..........................  5
   Description of the Portfolios................. 12
     Investment Objective........................ 12
     How the Portfolios Pursue Their Objective... 12
     Additional Investment Practices............. 14
     Certain Fundamental Investment Policies..... 19
     Risk Considerations......................... 19
   Purchase and Sale of Shares................... 20
   Management of the Funds....................... 23
   Dividends, Distributions and Taxes............ 24
   General Information........................... 26

                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York  10105

The fourteen Alliance Municipal Income Portfolios, by investing principally in high-yielding, predominantly medium-quality municipal securities, seek to provide their shareholders with the highest level of income exempt from Federal and state tax that is available without assuming undue risk. These securities generally offer current yields above those of higher quality municipal obligations.


Each Portfolio is a series of Alliance Municipal Income Fund, Inc. or Alliance Municipal Income Fund II (each a "Fund"), which are open-end management investment companies. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

Each Portfolio offers three classes of shares which may be purchased at the investor's choice at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within three years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Alliance/R/
Investing without the Mystery./SM/

/R//SM/ These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Portfolios At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.


                              ALLIANCE MUNICIPAL
                               INCOME PORTFOLIOS

                              National Portfolio
                          Insured National Portfolio
                               Arizona Portfolio
                             California Portfolio
                         Insured California Portfolio
                               Florida Portfolio
                            Massachusetts Portfolio
                              Michigan Portfolio
                              Minnesota Portfolio
                             New Jersey Portfolio
                              New York Portfolio
                                Ohio Portfolio
                            Pennsylvania Portfolio
                              Virginia Portfolio



The Portfolios Seek...
High current tax-free income.

The National Portfolios Invest Principally in...
Diversified portfolios of medium-quality and investment grade municipal securities.

The State Portfolios Invest Principally in...
Non-diversified portfolios of medium-quality and investment grade municipal securities.

The Funds' Investment Manager Is...
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $173 billion in assets under management as of September 30, 1996. Alliance provides investment management services to employee benefit plans for 33 of the FORTUNE 100 companies.

The Type Of Investor Who May Want To Invest In These Portfolios Is...
An investor who wants tax-free income or is interested in the advantage of tax-free investing. An investment in one of the Portfolios may soften the "tax bite" because the income an investor earns is tax-free. Of course, bond prices and yields will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost.

A Word About Risk...

The prices of the shares of the Alliance Municipal Income Portfolios will fluctuate as the daily prices of the individual bonds in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of derivative instruments, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus. See "Description of the Portfolios--Additional Investment Practices" and "--Risk Considerations."

Getting Started...

Shares of the Portfolios are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Portfolios offer several time and money saving services to investors. Be sure to ask your financial representative about:

                            Automatic Reinvestment
                         Automatic Investment Program
                          Shareholder Communications
                           Dividend Direction Plans
                                 Auto Exchange
                            Systematic Withdrawals
                                 Checkwriting
                          A Choice of Purchase Plans
                            Telephone Transactions
                              24 Hour Information

Alliance/R/
Investing without the Mystery./SM/

/R//SM/ These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Portfolio. The following table summarizes your maximum transaction costs from investing in a Portfolio and annual expenses for each class of shares of each Portfolio. For each Portfolio, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.


                                                              Class A Shares         Class B Shares         Class C Shares
                                                              ---------------  ---------------------------  --------------
Maximum sales charge imposed on purchases (as
a percentage of offering price)......................             4.25% (a)               None                     None
Sales charge imposed on dividend reinvestments.......               None                  None                     None
Deferred sales charge (as a percentage of original
purchase price or redemption proceeds, whichever
is lower).............................................              None       3.0% during the first year,    1% during the
                                                                                decreasing 1.0% annually        first year;
                                                                               to 0% after the third year(b)  0% thereafter
Exchange fee..........................................              None                 None                      None

(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" - page 20.
(b) Class B shares of each Portfolio automatically convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" - page 20.


                Operating Expenses                                                             Examples
------------------------------------------------------- ----------------------------------------------------------------------------

National Portfolio          Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                 .20%      .20%      .20%    After 1 year    $ 49       $44         $ 14         $ 24        $ 14
   12b-1 fees               .30%     1.00%     1.00%    After 3 years   $ 64       $54         $ 44         $ 44        $ 44
   Other expenses (a)       .19%      .20%      .19%    After 5 years   $ 79       $77         $ 77         $ 76        $ 76
                            ----      ----      ----
  Total Portfolio                                       After 10 years  $125       $131(c)     $131(c)      $167        $167
    Operating expenses (b)  .69%     1.40%     1.39%
                            ====     ====      ====

Insured National Portfolio  Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
   Management fees (after   -------  -------    -------                -------     --------     ---------    --------   ---------
    waiver)                  .50%     .50%      .50%    After 1 year    $ 52        $48         $ 18          $ 27       $ 17
   12b-1 fees                .30%    1.00%     1.00%    After 3 years   $ 74        $64         $ 54          $ 54       $ 54
   Other expenses (a)        .22%     .23%      .22%    After 5 years   $ 96        $94         $ 94          $ 93       $ 93
                            ----     ----      ----
   Total Portfolio                                      After 10 years  $162       $168(c)      $168(c)       $203       $203
    Operating expenses (b)  1.02%     1.73%     1.72%
                            ====      ====      ====

Arizona Portfolio           Class A  Class B   Class C                 Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------   -------                 -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                  .00%     .00%      .00%    After 1 year    $ 50        $ 45         $ 15         $ 25       $ 15
   12b-1 fees                .30%    1.00%     1.00%    After 3 years   $ 66        $ 57         $ 47         $ 47       $ 47
   Other expenses (after                                After 5 years   $ 84        $ 81         $ 81         $ 81       $ 81
   reimbursement) (a)        .48%     .48%      .48%    After 10 years  $135        $140(c)      $140(c)      $177       $177
                            ----     ----      ----
   Total Portfolio
    Operating expenses (b)   .78%    1.48%     1.48%
                            ====     ====      ====

California Portfolio        Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                  .35%      .35%     .35%    After 1 year    $ 50        $45         $ 15          $ 25       $ 15
   12b-1 fees                .30%     1.00%    1.00%    After 3 years   $ 66        $56         $ 46          $ 46       $ 46
   Other expenses (a)        .12%      .12%     .12%    After 5 years   $ 83        $80         $ 80          $ 80       $ 80
                            ----      ----     ----
   Total Portfolio                                      After 10 years  $134       $139(c)      $139(c)       $176       $176
   Operating expenses (b)    .77%     1.47%    1.47%
                            ====      ====     ====

Insured California          Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
 Portfolio                  -------  -------    -------                -------     --------     ---------    --------   ---------

   Management fees          .55%      .55%      .55%    After 1 year    $ 53        $48         $ 18          $ 28       $ 18
   12b-1 fees               .30%     1.00%     1.00%    After 3 years   $ 75        $66         $ 56          $ 56       $ 56
   Other expenses (a)       .23%      .24%      .23%    After 5 years   $100        $97         $ 97          $ 96       $ 96
                           ----      ----      ----
   Total Portfolio                                      After 10 years  $169       $175(c)      $175(c)       $209       $209
   Operating expenses      1.08%     1.79%     1.78%
                           ====      ====      ====

Florida Portfolio           Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                 .11%      .11%      .11%    After 1 year    $ 50       $45          $ 15          $ 25       $ 15
   12b-1 fees               .30%     1.00%     1.00%    After 3 years   $ 65       $55          $ 45          $ 45       $ 45
   Other expenses (a)       .32%      .32%      .32%    After 5 years   $ 81       $78          $ 78          $ 78       $ 78
                           ----      ----      ----
   Total Portfolio                                      After 10 years  $129      $135(c)       $135(c)       $171       $171
   Operating expenses (b)   .73%     1.43%     1.43%
                           ====      ====      ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 4 and the discussion following these tables on page 5.


                Operating Expenses                                                             Examples
------------------------------------------------------- ----------------------------------------------------------------------------

Massachusetts Portfolio     Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                 .00%      .00%      .00%    After 1 year    $ 49       $ 43        $ 13         $ 23        $ 13
   12b-1 fees               .30%     1.00%     1.00%    After 3 years   $ 62       $ 52        $ 42         $ 42        $ 42
   Other expenses (after
    reimbursement) (a)      .32%      .32%      .31%    After 5 years   $ 76       $ 72        $ 72         $ 72        $ 72
                            ---       ---       ---
  Total Portfolio                                       After 10 years  $117       $122(c)     $122(c)      $158        $158
    Operating expenses (b)  .62%     1.32%     1.31%
                            ===      ===       ===

Michigan Portfolio          Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
   Management fees (after   -------  -------    -------                -------     --------     ---------    --------   ---------
    waiver)                  .00%     .00%      .00%    After 1 year    $ 52       $ 47         $ 17          $ 27       $ 17
   12b-1 fees                .30%    1.00%     1.00%    After 3 years   $ 72       $ 62         $ 52          $ 52       $ 52
   Other expenses (after
    reimbursement) (a)       .66%     .66%      .66%    After 5 years   $ 93       $ 90         $ 90          $ 90       $ 90
                             ---      ---       ---
   Total Portfolio                                      After 10 years  $155       $161(c)      $161(c)       $197       $197
    Operating expenses (b)   .96%    1.66%     1.66%
                            ====     ====      ====

Minnesota Portfolio         Class A  Class B   Class C                 Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------   -------                 -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                  .00%     .00%      .00%    After 1 year    $ 50        $ 44         $ 14         $ 24       $ 14
   12b-1 fees                .30%    1.00%     1.00%    After 3 years   $ 65        $ 55         $ 45         $ 45       $ 45
   Other expenses (after                                After 5 years   $ 81        $ 78         $ 78         $ 77       $ 77
    reimbursement) (a)       .42%     .42%      .41%    After 10 years  $128        $134(c)      $134(c)      $169       $169
                            ----     ----      ----
   Total Portfolio
    Operating expenses (b)   .72%    1.42%     1.41%
                            ====     ====      ====

New Jersey Portfolio        Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                  .18%      .18%     .18%    After 1 year    $ 51       $ 46         $ 16          $ 25       $ 15
   12b-1 fees                .30%     1.00%    1.00%    After 3 years   $ 68       $ 58         $ 48          $ 48       $ 48
   Other expenses (a)        .34%      .35%     .34%    After 5 years   $ 86       $ 83         $ 83          $ 83       $ 83
                            ----      ----     ----
   Total Portfolio                                      After 10 years  $140       $146(c)      $146(c)       $181       $181
    Operating expenses (b)   .82%     1.53%    1.52%
                            ====      ====     ====

New York Portfolio          Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------

   Management fees (after
    waiver                  .15%      .15%      .15%    After 1 year    $ 49       $ 44         $ 14          $ 24       $ 14
   12b-1 fees               .30%     1.00%     1.00%    After 3 years   $ 62       $ 53         $ 43          $ 42       $ 42
   Other expenses (a)       .19%      .20%      .19%    After 5 years   $ 77       $ 74         $ 74          $ 73       $ 73
                           ----      ----      ----
   Total Portfolio                                      After 10 years  $119       $125(c)      $125(c)       $161       $161
    Operating expenses      .64%     1.35%     1.34%
                           ====      ====      ====

Ohio Portfolio              Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                 .02%      .02%      .02%    After 1 year    $ 50       $ 45         $ 15          $ 25       $ 15
   12b-1 fees               .30%     1.00%     1.00%    After 3 years   $ 65       $ 56         $ 46          $ 46       $ 46
   Other expenses (a)       .43%      .44%      .43%    After 5 years   $ 82       $ 80         $ 80          $ 79       $ 79
                           ----      ----      ----
   Total Portfolio                                      After 10 years  $132      $138(c)       $138(c)       $174       $174
    Operating expenses (b) .75%     1.46%     1.45%
                           ====      ====      ====


Pennsylvania Portfolio      Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                 .23%      .23%      .23%    After 1 year    $ 52       $ 47         $ 17          $ 27       $ 17
   12b-1 fees               .30%     1.00%     1.00%    After 3 years   $ 73       $ 64         $ 54          $ 54       $ 54
   Other expenses (after
    reimbursement) (a)      .47%      .48%      .47%    After 5 years   $ 95       $ 93         $ 93          $ 92       $ 92
                           ----      ----      ----
   Total Portfolio                                      After 10 years  $160      $166(c)       $166(c)       $201       $201
   Operating expenses (b)  1.00%     1.71%     1.70%
                           ====      ====      ====

Virginia Portfolio          Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                 .00%      .00%      .00%    After 1 year    $ 49       $ 44         $ 14          $ 24       $ 14
   12b-1 fees               .30%     1.00%     1.00%    After 3 years   $ 63       $ 53         $ 43          $ 43       $ 43
   Other expenses (a)       .37%      .37%      .37%    After 5 years   $ 78       $ 75         $ 75          $ 75       $ 75
                           ----      ----      ----
   Total Portfolio                                      After 10 years  $122      $128(c)       $128(c)       $165       $165
    Operating expenses (b)  .67%     1.37%     1.37%
                           ====      ====      ====

--------------------------------------------------------------------------------
 +  Assumes redemption at end of period.
++  Assumes no redemption at end of period.
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Portfolio for each shareholder's account.
(b) Net of any voluntary fee waiver and expense reimbursement.
(c) Assumes Class B shares converted to Class A shares after six years.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. Long-term shareholders of a Portfolio may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See "Management of the Funds-- Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the portfolio attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The management fees listed in the above tables are net of voluntary fee waivers and total expenses are, for certain funds, net of expense reimbursements. Absent such waivers and reimbursements, (i) the management fees for the National, Insured National, California and New York Portfolios would have been .625%, .604%, .625% and .625% of daily average net assets, respectively, and total portfolio operating expenses would have been 1.10%, 1.12%, 1.05% and 1.11% of daily average net assets, respectively, of the Class A shares; 1.81%, 1.83%, 1.75% and 1.82% of daily average net assets, respectively, of the Class B shares; and 1.80%, 1.82%, 1.75% and 1.81% of daily net average net assets, respectively, of the Class C shares; and (ii) the management fees for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios would have been .625% of daily average net assets for each Portfolio, and total portfolio operating expenses would have been 3.69%, 1.33%, 3.15%, 2.77%, 2.19%, 1.35%, 1.48%, 1.45% and 5.18% of daily average net assets, respectively, of the Class A shares, 4.40%, 2.03%, 3.85%, 3.48%, 2.89%, 2.05%, 2.18%, 2.15% and 5.88%
of daily average net assets, respectively, of Class B shares, and 4.41%, 2.02%, 3.84%, 3.48%, 2.88%, 2.04%, 2.16%, 2.14% and 5.88% of daily average net assets for each Portfolio's Class C shares. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

The tables on the following pages present, for each Portfolio, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables has been audited by Ernst & Young LLP, the Funds' independent auditors, whose report thereon (referring to financial highlights) appears in the Statement of Additional Information for each Fund. The following information for each Fund should be read in conjunction with financial statements and related notes which are included in each Fund's Statement of Additional Information.

Further information about the Portfolios' performance is contained in each Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.


                                 Net                            Net             Net
                                Asset                       Realized and       Increase
                                Value                        Unrealized     (Decrease) In     Dividends From   Distributions
                              Beginning Of  Net Investment  Gain (Loss) On  Net Asset Value   Net Investment     From Net
Fiscal Year or Period           Period        Income++       Investments    From Operations      Income        Realized Gains
---------------------         ------------  --------------  --------------  --------------    --------------   --------------

National Portfolio
Class A
 Year ended 10/31/96............  $10.45       $0.58           $0.06          $0.64               $(0.58)          $0.00
 Year ended 10/31/95............    9.41        0.58            1.04           1.62                (0.58)           0.00
 Year ended 10/31/94............   11.05        0.57           (1.37)         (0.80)               (0.57)          (0.24)
 Year ended 10/31/93............   10.19        0.61            0.88           1.49                (0.62)          (0.01)
 Year ended 10/31/92............    9.96        0.65            0.28           0.93                (0.65)          (0.05)
 Year ended 10/31/91............    9.47        0.66            0.49           1.15                (0.66)           0.00
 Year ended 10/31/90............    9.56        0.68           (0.07)          0.61                (0.68)          (0.02)
 Year ended 10/31/89............    9.48        0.69            0.09           0.78                (0.70)           0.00
 Year ended 10/31/88............    8.61        0.71            0.86           1.57                (0.70)           0.00
 12/29/86+ to 10/31/87..........    9.60        0.61           (0.99)         (0.38)               (0.61)           0.00
 Class B
 Year ended 10/31/96............   10.45        0.51            0.06           0.57                (0.51)           0.00
 Year ended 10/31/95............    9.41        0.51            1.04           1.55                (0.51)           0.00
 Year ended 10/31/94............   11.05        0.50           (1.38)         (0.88)               (0.50)          (0.24)
 1/4/93+ to 10/31/93............   10.43        0.44            0.63           1.07                (0.45)           0.00
 Class C
 Year ended 10/31/96............   10.45        0.51            0.06           0.57                (0.51)           0.00
 Year ended 10/31/95............    9.41        0.51            1.04           1.55                (0.51)           0.00
 Year ended 10/31/94............   11.05        0.50           (1.38)         (0.88)               (0.50)          (0.24)
 5/3/93+ to 10/31/93............   10.70        0.26            0.36           0.62                (0.27)           0.00
Insured National Portfolio
 Class A
 Year ended 10/31/96............  $10.07       $0.51           $0.22          $0.73               $(0.52)          $0.00
 Year ended 10/31/95............    8.96        0.51            1.13           1.64                (0.51)           0.00
 Year ended 10/31/94............   10.76        0.53           (1.40)         (0.87)               (0.53)          (0.39)
 Year ended 10/31/93............    9.87        0.56            0.96           1.52                (0.57)          (0.06)
 Year ended 10/31/92............    9.88        0.60            0.15           0.75                (0.60)          (0.16)
 Year ended 10/31/91............    9.39        0.61            0.49           1.10                (0.61)           0.00
 Year ended 10/31/90............    9.49        0.62           (0.03)          0.59                (0.62)          (0.07)
 Year ended 10/31/89............    9.38        0.62            0.11           0.73                (0.62)           0.00
 Year ended 10/31/88............    8.62        0.62            0.76           1.38                (0.62)           0.00
 12/29/86+ to 10/31/87..........    9.60        0.57           (0.98)         (0.41)               (0.57)           0.00
 Class B
 Year ended 10/31/96............   10.07        0.44            0.22           0.66                (0.45)           0.00
 Year ended 10/31/95............    8.96        0.45            1.12           1.57                (0.45)           0.00
 Year ended 10/31/94............   10.76        0.46           (1.40)         (0.94)               (0.46)          (0.39)
 1/4/93+ to 10/31/93............   10.10        0.40            0.66           1.06                (0.40)           0.00
 Class C
 Year ended 10/31/96............   10.07        0.44            0.22           0.66                (0.45)           0.00
 Year ended 10/31/95............    8.96        0.45            1.12           1.57                (0.45)           0.00
 Year ended 10/31/94............   10.76        0.46           (1.40)         (0.94)               (0.46)          (0.39)
 5/3/93+ to 10/31/93............   10.41        0.24            0.35           0.59                (0.24)           0.00
Arizona Portfolio
 Class A
 Year ended 9/30/96.............  $10.29       $0.55           $0.14          $0.69               $(0.55)         $(0.08)
 Year ended 9/30/95.............    9.77        0.56            0.53           1.09                (0.56)           0.00
 6/1/94+ to 9/30/94.............   10.00        0.20           (0.23)         (0.03)               (0.20)           0.00
 Class B
 Year ended 9/30/96.............   10.29        0.47            0.14           0.61                (0.47)          (0.08)
 Year ended 9/30/95.............    9.77        0.49            0.53           1.02                (0.49)           0.00
 6/1/94+ to 9/30/94.............   10.00        0.18           (0.24)         (0.06)               (0.17)           0.00
 Class C
 Year ended 9/30/96.............   10.30        0.47            0.13           0.60                (0.47)          (0.08)
 Year ended 9/30/95.............    9.77        0.49            0.54           1.03                (0.49)           0.00
 6/1/94+ to 9/30/94.............   10.00        0.17           (0.23)         (0.06)               (0.17)           0.00
California Portfolio
 Class A
 Year ended 10/31/96............  $10.45       $0.58           $0.14          $0.72               $(0.58)         $(0.00)
 Year ended 10/31/95............    9.43        0.59            1.02           1.61                (0.59)           0.00
 Year ended 10/31/94............   10.90        0.59           (1.41)         (0.82)               (0.59)          (0.06)
 Year ended 10/31/93............   10.06        0.61            0.85           1.46                (0.61)          (0.01)
 Year ended 10/31/92............    9.97        0.65            0.13           0.78                (0.65)          (0.04)
 Year ended 10/31/91............    9.58        0.67            0.39           1.06                (0.67)           0.00
 Year ended 10/31/90............    9.65        0.68           (0.03)          0.65                (0.68)          (0.04)
 Year ended 10/31/89............    9.49        0.68            0.17           0.85                (0.69)           0.00
 Year ended 10/31/88............    8.73        0.70            0.75           1.45                (0.69)           0.00
 12/29/86+ to 10/31/87..........    9.60        0.58           (0.87)         (0.29)               (0.58)           0.00
 Class B
 Year ended 10/31/96............   10.45        0.51            0.14           0.65                (0.51)          (0.00)
 Year ended 10/31/95............    9.43        0.51            1.02           1.53                (0.51)           0.00
 Year ended 10/31/94............   10.90        0.52           (1.41)         (0.89)               (0.52)          (0.06)
 1/4/93+ to 10/31/93............   10.27        0.44            0.63           1.07                (0.44)           0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 12 and 13.

                                                                    Total       Net Asset              Ratio of Net
                         Distributions     Total      Net Asset   Investment    At End Of   Ratio Of    Investment
                         In Excess of     Dividends     Value     Return Based   Period     Expenses     Income
                        Net Investment      And        End Of     of Net Asset  (000's      To Average  To Average     Portfolio
Fiscal Year Or Period      Income       Distributions  Period         Value     omitted)    Net Assets  Net Assets   Turnover Rate
---------------------   --------------  -------------  ------     ------------  --------    ----------  ----------   -------------
National Portfolio
Class A
Year ended 10/31/96       $0.00           $(0.58)       $10.51        6.32%     $325,288      0.69%(a)     5.55%        137%
Year ended 10/31/95        0.00            (0.58)        10.45       17.73       338,311      0.71 (a)     5.84         118
Year ended 10/31/94       (0.03)           (0.84)         9.41       (7.65)      338,814      0.62 (a)     5.61         110
Year ended 10/31/93       (0.00)           (0.63)        11.05       14.94       386,484      0.65 (a)     5.69         233
Year ended 10/31/92       (0.00)           (0.70)        10.19        9.60       261,895      0.83 (a)     6.35          86
Year ended 10/31/91       (0.00)           (0.66)         9.96       12.55       207,167      0.75 (a)     6.81          64
Year ended 10/31/90       (0.00)           (0.70)         9.47        6.52       185,832      0.60 (a)     7.06         105
Year ended 10/31/89       (0.00)           (0.70)         9.56        8.55       127,149      0.38 (a)     7.25         216
Year ended 10/31/88       (0.00)           (0.70)         9.48       18.87        59,357      0.40 (a)     7.71         261
12/29/86+ to 10/31/87     (0.00)           (0.61)         8.61       (4.14)       20,704      0.50 (a)*    7.71*        181
Class B
Year ended 10/31/96        0.00            (0.51)        10.51        5.61       214,994      1.40 (a)     4.85         137
Year ended 10/31/95        0.00            (0.51)        10.45       16.91       252,357      1.42 (a)     5.13         118
Year ended 10/31/94       (0.02)           (0.76)         9.41       (8.34)      250,391      1.32 (a)     4.91         110
1/4/93+ to 10/31/93        0.00            (0.45)        11.05       10.43       216,489      1.36 (a)*    4.59*        233
Class C
Year ended 10/31/96        0.00            (0.51)        10.51        5.62        96,134      1.39 (a)     4.85         137
Year ended 10/31/95        0.00            (0.51)        10.45       16.93       108,068      1.41 (a)     5.16         118
Year ended 10/31/94       (0.02)           (0.76)         9.41       (8.33)      133,249      1.31 (a)     4.89         110
5/3/93+ to 10/31/93        0.00            (0.27)        11.05        5.84       150,953      1.36 (a)*    4.17*        233
Insured National Portfolio
Class A
Year ended 10/31/96       $0.00           $(0.52)       $10.28        7.43%     $160,425      1.02%(b)     5.04%        157%
Year ended 10/31/95       (0.02)           (0.53)        10.07       18.72       165,548      1.01 (b)     5.37         171
Year ended 10/31/94       (0.01)           (0.93)         8.96       (8.69)      153,656      0.66 (b)     5.40         149
Year ended 10/31/93        0.00            (0.63)        10.76       15.82       185,876      0.73 (b)     5.40         165
Year ended 10/31/92        0.00            (0.76)         9.87        7.88       149,632      0.81 (b)     6.04         105
Year ended 10/31/91        0.00            (0.61)         9.88       12.08       130,723      0.92 (b)     6.34          96
Year ended 10/31/90        0.00            (0.69)         9.39        6.44       118,240      0.92 (b)     6.56          69
Year ended 10/31/89        0.00            (0.62)         9.49        8.07       107,740      1.05 (b)     6.61          91
Year ended 10/31/88        0.00            (0.62)         9.38       16.56       103,864      1.32         6.93         173
12/29/86+ to 10/31/87      0.00            (0.57)         8.62       (4.48)      103,426      1.20 (b)*    6.87*        105
Class B
Year ended 10/31/96        0.00            (0.45)        10.28        6.74        52,156      1.73 (b)     4.32         157
Year ended 10/31/95       (0.01)           (0.46)        10.07       17.91        58,990      1.72 (b)     4.65         171
Year ended 10/31/94       (0.01)           (0.86)         8.96       (9.38)       51,439      1.37 (b)     4.71         149
1/4/93+ to 10/31/93        0.00            (0.40)        10.76       10.68        42,954      1.45 (b)*    4.31*        165
Class C
Year ended 10/31/96        0.00            (0.45)        10.28        6.74        22,763      1.72 (b)     4.34         157
Year ended 10/31/95       (0.01)           (0.46)        10.07       17.91        22,265      1.71 (b)     4.69         171
Year ended 10/31/94       (0.01)           (0.86)         8.96       (9.38)       24,112      1.36 (b)     4.68         149
5/3/93+ to 10/31/93        0.00            (0.24)        10.76        5.75        28,862      1.45 (b)*    3.98*        165
Arizona Portfolio
Class A
Year ended 9/30/96       $(0.03)          $(0.66)       $10.32        6.84%     $  4,409       .78%(c)     5.33%        244%
Year ended 9/30/95        (0.01)           (0.57)        10.29       11.56         2,379       .78 (c)     5.56          85
6/1/94+ to 9/30/94         0.00            (0.20)         9.77       (0.35)          930       .78 (c)*    5.82*         81
Class B
Year ended 9/30/96        (0.03)           (0.58)        10.32        6.10         5,199      1.48 (c)     4.62         244
Year ended 9/30/95        (0.01)           (0.50)        10.29       10.78         3,166      1.48 (c)     4.89          85
6/1/94+ to 9/30/94         0.00            (0.17)         9.77       (0.58)        1,677      1.48 (c)*    5.13*         81
Class C
Year ended 9/30/96        (0.03)           (0.58)        10.32        6.00           710      1.48 (c)     4.61         244
Year ended 9/30/95        (0.01)           (0.50)        10.30       10.89           481      1.48 (c)     4.90          85
6/1/94+ to 9/30/94         0.00            (0.17)         9.77       (0.58)          485      1.48 (c)*    4.70*         81
California Portfolio
Class A
Year ended 10/31/96       $0.00           $(0.58)       $10.59        7.15%     $460,444      0.77%(d)     5.57%        49%
Year ended 10/31/95        0.00            (0.59)        10.45       17.55       478,535      0.74 (d)     5.90         39
Year ended 10/31/94        0.00            (0.65)         9.43       (7.73)      470,308      0.64 (d)     5.78         45
Year ended 10/31/93        0.00            (0.62)        10.90       14.90       531,293      0.74 (d)     5.74         83
Year ended 10/31/92        0.00            (0.69)        10.06        8.05       361,661      0.59 (d)     6.38         77
Year ended 10/31/91        0.00            (0.67)         9.97       11.42       228,755      0.39 (d)     6.80        106
Year ended 10/31/90        0.00            (0.72)         9.58        7.03       143,557      0.39 (d)     7.04         88
Year ended 10/31/89        0.00            (0.69)         9.65        9.25        92,000      0.53 (d)     7.03        193
Year ended 10/31/88        0.00            (0.69)         9.49       17.14        34,112      0.40 (d)     7.45        196
12/29/86+ to 10/31/87      0.00            (0.57)         8.73       (3.14)        7,200      0.50 (d)*    7.28*       197
Class B
Year ended 10/31/96        0.00            (0.51)        10.59        6.37       164,895      1.47 (d)     4.87         49
Year ended 10/31/95        0.00            (0.51)        10.45       16.64       166,759      1.45 (d)     5.19         39
Year ended 10/31/94        0.00            (0.58)         9.43       (8.43)      160,879      1.35 (d)     5.07         45
1/4/93+ to 10/31/93        0.00            (0.44)        10.90       10.60       126,688      1.44 (d)*    4.66*        83

-------------------------------------------------------------------------------

                                Net                            Net
                               Asset                      Realized and     Increase
                               Value                       Unrealized    (Decrease)In   Dividends From   Distributions
                            Beginning Of  Net Investment Gain (Loss) On    Net Asset      Value Net        From Net
Fiscal Year or Period          Period        Income++      Investments  From Operations     Income      Realized Gains
--------------------        ------------  --------------   -----------  --------------- --------------  --------------
California Portfolio
 (cont'd)
Class C
Year ended 10/31/96              $10.45       $0.51            $0.14         $0.65       $(0.51)          $0.00
Year ended 10/31/95                9.43        0.51             1.02          1.53        (0.51)           0.00
Year ended 10/31/94               10.90        0.52            (1.41)        (0.89)       (0.52)          (0.06)
5/3/93+ to 10/31/93               10.54        0.26             0.36          0.62        (0.26)           0.00
Insured California
 Portfolio
Class A
Year ended 10/31/96              $13.32       $0.69            $0.06         $0.75       $(0.68)          $0.00
Year ended 10/31/95               11.79        0.68             1.54          2.22        (0.68)           0.00
Year ended 10/31/94               14.25        0.69            (1.99)        (1.30)       (0.69)          (0.47)
Year ended 10/31/93               12.99        0.70             1.30          2.00        (0.71)          (0.03)
Year ended 10/31/92               12.80        0.76             0.18          0.94        (0.75)           0.00
Year ended 10/31/91               12.19        0.77             0.61          1.38        (0.77)           0.00
Year ended 10/31/90               12.23        0.78            (0.04)         0.74        (0.78)           0.00
Year ended 10/31/89               12.18        0.79             0.06          0.85        (0.80)           0.00
Year ended 10/31/88               11.25        0.85             0.92          1.77        (0.84)           0.00
Ten months ended 10/31/87         13.06        0.73            (1.69)        (0.96)       (0.73)          (0.12)
Class B
Year ended 10/31/96               13.32        0.60             0.05          0.65        (0.58)           0.00
Year ended 10/31/95               11.79        0.58             1.54          2.12        (0.58)           0.00
Year ended 10/31/94               14.25        0.60            (2.00)        (1.40)       (0.59)          (0.47)
1/4/93+ to 10/31/93               13.37        0.49             0.89          1.38        (0.50)           0.00
Class C
Year ended 10/31/96               13.32        0.60             0.05          0.65        (0.58)           0.00
Year ended 10/31/95               11.79        0.58             1.54          2.12        (0.58)           0.00
Year ended 10/31/94               14.25        0.60            (2.00)        (1.40)       (0.59)          (0.47)
5/3/93+ to 10/31/93               13.78        0.29             0.48          0.77        (0.30)           0.00
Florida Portfolio
Class A
Year ended 9/30/96                $9.58       $0.54            $0.16         $0.70       $(0.54)          $0.00
Year ended 9/30/95                 8.89        0.55             0.69          1.24        (0.55)           0.00
Year ended 9/30/94                10.25        0.55            (1.35)        (0.80)       (0.55)          (0.01)
6/25/93+ to 9/30/93               10.00        0.16             0.25          0.41        (0.16)           0.00
Class B
Year ended 9/30/96                 9.58        0.47             0.17          0.64        (0.47)           0.00
Year ended 9/30/95                 8.89        0.47             0.70          1.17        (0.47)           0.00
Year ended 9/30/94                10.25        0.48            (1.35)        (0.87)       (0.48)          (0.01)
6/25/93+ to 9/30/93               10.00        0.14             0.25          0.39        (0.14)           0.00
Class C
Year ended 9/30/96                 9.58        0.47             0.17          0.64        (0.47)           0.00
Year ended 9/30/95                 8.89        0.47             0.70          1.17        (0.47)           0.00
Year ended 9/30/94                10.25        0.48            (1.35)        (0.87)       (0.48)          (0.01)
6/25/93+ to 9/30/93               10.00        0.14             0.25          0.39        (0.14)           0.00
Massachusetts Portfolio
Class A
Year ended 9/30/96               $10.50       $0.60            $0.44         $1.04       $(0.59)         $(0.08)
Year ended 9/30/95                10.12        0.58             0.41          0.99        (0.58)           0.00
3/29/94+ to 9/30/94               10.00        0.31             0.11          0.42        (0.30)           0.00
Class B
Year ended 9/30/96                10.49        0.52             0.45          0.97        (0.52)          (0.08)
Year ended 9/30/95                10.12        0.52             0.39          0.91        (0.52)           0.00
3/3/94+ to 9/30/94                10.00        0.27             0.11          0.38        (0.26)           0.00
Class C
Year ended 9/30/96                10.49        0.52             0.45          0.97        (0.52)          (0.08)
Year ended 9/30/95                10.12        0.52             0.39          0.91        (0.52)           0.00
3/29/94+ to 9/30/94               10.00        0.25             0.13          0.38        (0.26)           0.00
Michigan Portfolio
Class A
Year ended 10/31/96              $10.10       $0.52            $0.22         $0.74       $(0.52)         $(0.17)
Year ended 10/31/95                9.35        0.52             0.78          1.30        (0.52)           0.00
2/25/94+ to 10/31/94              10.00        0.33            (0.65)        (0.32)       (0.33)           0.00
Class B
Year ended 10/31/96               10.10        0.45             0.22          0.67        (0.45)          (0.17)
Year ended 10/31/95                9.35        0.45             0.78          1.23        (0.45)           0.00
2/25/9+ to 10/31/94               10.00        0.29            (0.65)        (0.36)       (0.29)           0.00
Class C
Year ended 10/31/96               10.10        0.45             0.22          0.67        (0.45)          (0.17)
Year ended 10/31/95                9.35        0.45             0.78          1.23        (0.45)           0.00
2/25/94+ to 10/31/94              10.00        0.29            (0.65)        (0.36)       (0.29)           0.00

--------------------------------------------------------------------------------

Please refer to the footnotes on pages 12 and 13.

                                                                  Total        Net Assets                Ratio of Net
                      Distributions      Total      Net Asset    Investment    At End Of     Ratio Of     Investment
                       in Excess of    Dividends      Value     Return Based     Period       Expenses     Income
                      Net Investment      and         End Of    on Net Asset     (000's      To Average   To Average   Portfolio
Fiscal Year or Period     Income     Distributions    Period         Value      omitted)     Net Assets   Net Assets  Turnover Rate
--------------------  -------------  ------------   --------    ------------   ----------    ----------  -----------  -------------
California Portfolio
 (cont'd)
Class C
Year ended 10/31/96       $0.00          $(0.51)       $10.59        6.38%    $ 90,917      1.47%(d)      4.87%          49%
Year ended 10/31/95        0.00           (0.51)        10.45       16.64       87,793      1.44 (d)      5.22           39
Year ended 10/31/94        0.00           (0.58)         9.43       (8.43)     103,622      1.34 (d)      5.06           45
5/3/93+ to 10/31/93        0.00           (0.26)        10.90        5.98      117,379      1.44 (d)*     4.42*          83
Insured California
 Portfolio
Class A
Year ended 10/31/96       $0.00          $(0.68)       $13.39        5.79%    $101,542      1.08%         5.19%         118%
Year ended 10/31/95       (0.01)          (0.69)        13.32       19.29      103,940      1.04 (e)      5.34          103
Year ended 10/31/94        0.00           (1.16)        11.79       (9.73)      94,857      0.82 (e)      5.29          100
Year ended 10/31/93        0.00           (0.74)        14.25       15.64      120,734      0.94 (e)      5.06          186
Year ended 10/31/92        0.00           (0.75)        12.99        7.52       90,477      0.78 (e)      5.77           60
Year ended 10/31/91        0.00           (0.77)        12.80       11.62       69,757      0.79 (e)      6.13           59
Year ended 10/31/90        0.00           (0.78)        12.19        6.29       56,933      0.86 (e)      6.42          104
Year ended 10/31/89        0.00           (0.80)        12.23        7.24       53,302      0.90 (e)      6.43          100
Year ended 10/31/88        0.00           (0.84)        12.18       16.27       46,017      0.32 (e)      7.27          112
Ten months ended 10/31/87  0.00           (0.85)        11.25       16.18       25,254      0.10 (e)*     7.56*         116
Class B
Year ended 10/31/96        0.00           (0.58)        13.39        4.99       26,696      1.79          4.49          118
Year ended 10/31/95       (0.01)          (0.59)        13.32       18.35       27,816      1.74 (e)      4.61          103
Year ended 10/31/94        0.00           (1.06)        11.79      (10.43)      24,591      1.53 (e)      4.60          100
1/4/93+ to 10/31/93        0.00           (0.50)        14.25       10.43       21,234      1.65 (e)*     3.85*         186
Class C
Year ended 10/31/96        0.00           (0.58)        13.39        4.99       12,826      1.78          4.49          118
Year ended 10/31/95       (0.01)          (0.59)        13.32       18.35       14,323      1.74 (e)      4.64          103
Year ended 10/31/94        0.00           (1.06)        11.79      (10.43)      12,472      1.52 (e)      4.59          100
5/3/93+ to 10/31/93        0.00           (0.30)        14.25        5.63       15,971      1.65 (e)*     3.74*         186
Florida Portfolio
Class A
Year ended 9/30/96       $(0.01)         $(0.55)        $9.73        7.45%    $ 14,297      0.73%(f)      5.52%         237%
Year ended 9/30/95         0.00           (0.55)         9.58       14.44       11,956      0.73 (f)      5.91          146
Year ended 9/30/94         0.00           (0.56)         8.89       (8.03)       8,227      0.38 (f)      5.70          185
6/25/93+ to 9/30/93        0.00           (0.16)        10.25        4.10        4,145      0.00 (f)*     5.44*          82
Class B
Year ended 9/30/96        (0.01)          (0.48)         9.74        6.78       22,235      1.43 (f)      4.81          237
Year ended 9/30/95        (0.01)          (0.48)         9.58       13.56       20,660      1.42 (f)      5.22          146
Year ended 9/30/94         0.00           (0.49)         8.89       (8.72)      18,048      1.08 (f)      4.99          185
6/25/93+ to 9/30/93        0.00           (0.14)        10.25        3.91        9,588      0.61 (f)*     4.74*          82
Class C
Year ended 9/30/96        (0.01)          (0.48)         9.74        6.78       30,121      1.43 (f)      4.81          237
Year ended 9/30/95        (0.01)          (0.48)         9.58       13.56       30,787      1.42 (f)      5.27          146
Year ended 9/30/94         0.00           (0.49)         8.89       (8.72)      42,405      1.08 (f)      4.97          185
6/25/93+ to 9/30/93        0.00           (0.14)        10.25        3.91       28,249      0.61 (f)*     4.74*          82
Massachusetts Portfolio
Class A
Year ended 9/30/96       $(0.02)         $(0.69)       $10.85       10.25%    $  3,211      0.62%(g)      5.62%         246%
Year ended 9/30/95        (0.03)          (0.61)        10.50       10.19        1,337      0.60 (g)      5.67          155
3/29/94+ to 9/30/94        0.00           (0.30)        10.12        4.14          565      0.60 (g)*     5.98*         146
Class B
Year ended 9/30/96        (0.02)          (0.62)        10.84        9.52        3,683      1.32 (g)      4.93          246
Year ended 9/30/95        (0.02)          (0.54)        10.49        9.32        1,754      1.30 (g)      4.90          155
3/3/94+ to 9/30/94         0.00           (0.26)        10.12        3.78          725      1.30 (g)*     5.13*         146
Class C
Year ended 9/30/96        (0.02)          (0.62)        10.84        9.52        4,514      1.31 (g)      4.88          246
Year ended 9/30/95        (0.02)          (0.54)        10.49        9.32        2,556      1.30 (g)      4.85          155
3/29/94+ to 9/30/94        0.00           (0.26)        10.12        3.78          774      1.30 (g)*     4.00*         146
Michigan Portfolio
Class A
Year ended 10/31/96      $(0.03)         $(0.72)       $10.12        7.54%    $  6,123      0.96%(h)      5.21%         242%
Year ended 10/31/95       (0.03)          (0.55)        10.10       14.40        5,158      1.36 (h)      5.27          151
2/25/94+ to 10/31/94       0.00           (0.33)         9.35       (3.24)       2,473      0.93 (h)*     5.83*         222
Class B
Year ended 10/31/96       (0.03)          (0.65)        10.12        6.80        3,553      1.66 (h)      4.51          242
Year ended 10/31/95       (0.03)          (0.48)        10.10       13.58        2,424      2.06 (h)      4.57          151
2/25/94+ to 10/31/94       0.00           (0.29)         9.35       (3.65)       1,722      1.63 (h)*     4.93*         222
Class C
Year ended 10/31/96       (0.03)          (0.65)        10.12        6.80        3,940      1.66 (h)      4.50          242
Year ended 10/31/95       (0.03)          (0.48)        10.10       13.58        2,886      2.06 (h)      4.69          151
2/25/94+ to 10/31/94       0.00           (0.29)         9.35       (3.65)       2,778      1.63 (h)*     4.92*         222

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                                       9

                                                               Net
                            Net Asset                      Realized and     Net Increase
                               Value                        Unrealized      (Decrease) In   Dividends From   Distributions
                            Beginning Of   Net Investment  Gain (Loss) On  Net Asset Value  Net Investment     From Net
Fiscal Year or Period         Period          Income+      Investments     From Operations      Income       Realized Gains
---------------------       ------------   --------------  --------------  ---------------  ---------------  --------------
Minnesota Portfolio
 Class A
 Year ended 9/30/96               $ 9.49         $0.53         $ 0.11          $ 0.64          $(0.53)          $ 0.00
 Year ended 9/30/95                 9.19          0.53           0.32            0.85           (0.53)            0.00
 Year ended 9/30/94                10.28          0.55          (1.09)          (0.54)          (0.55)            0.00
 6/25/93+ to 9/30/93               10.00          0.15           0.28            0.43           (0.15)            0.00
 Class B
 Year ended 9/30/96                 9.49          0.46           0.11            0.57           (0.46)            0.00
 Year ended 9/30/95                 9.18          0.46           0.33            0.79           (0.46)            0.00
 Year ended 9/30/94                10.28          0.48          (1.10)          (0.62)          (0.48)            0.00
 6/25/93+ to 9/30/93               10.00          0.13           0.28            0.41           (0.13)            0.00
 Class C
 Year ended 9/30/96                 9.50          0.46           0.10            0.56           (0.46)            0.00
 Year ended 9/30/95                 9.19          0.46           0.33            0.79           (0.46)            0.00
 Year ended 9/30/94                10.27          0.48          (1.08)          (0.60)          (0.48)            0.00
 6/25/93+ to 9/30/93               10.00          0.13           0.27            0.40           (0.13)            0.00
New Jersey Portfolio
 Class A
 Year ended 9/30/96               $ 9.65         $0.51         $ 0.11          $ 0.62          $(0.51)          $ 0.00
 Year ended 9/30/95                 9.07          0.54           0.59            1.13           (0.54)            0.00
 Year ended 9/30/94                10.29          0.55          (1.22)          (0.67)          (0.55)            0.00
 6/25/93+ to 9/30/93               10.00          0.15           0.29            0.44           (0.15)            0.00
 Class B
 Year ended 9/30/96                 9.66          0.44           0.10            0.54           (0.45)            0.00
 Year ended 9/30/95                 9.07          0.47           0.60            1.07           (0.47)            0.00
 Year ended 9/30/94                10.28          0.48          (1.21)          (0.73)          (0.48)            0.00
 6/25/93+ to 9/30/93               10.00          0.13           0.28            0.41           (0.13)            0.00
 Class C
 Year ended 9/30/96                 9.66          0.44           0.10            0.54           (0.45)            0.00
 Year ended 9/30/95                 9.07          0.47           0.60            1.07           (0.47)            0.00
 Year ended 9/30/94                10.28          0.48          (1.21)          (0.73)          (0.48)            0.00
 6/25/93+ to 9/30/93               10.00          0.13           0.28            0.41           (0.13)            0.00
New York Portfolio
 Class A
 Year ended 10/31/96              $ 9.62         $0.55         $ 0.04          $ 0.59          $(0.55)          $ 0.00
 Year ended 10/31/95                8.72          0.55           0.90            1.45           (0.55)            0.00
 Year ended 10/31/94               10.17          0.55          (1.40)          (0.85)          (0.55)           (0.04)
 Year ended 10/31/93                9.53          0.57           0.79            1.36           (0.58)           (0.14)
 Year ended 10/31/92                9.30          0.60           0.24            0.84           (0.60)           (0.01)
 Year ended 10/31/91                8.78          0.62           0.52            1.14           (0.62)            0.00
 Year ended 10/31/90                8.92          0.64          (0.14)           0.50           (0.64)            0.00
 Year ended 10/31/89                8.88          0.65           0.04            0.69           (0.65)            0.00
 Year ended 10/31/88                8.11          0.65           0.77            1.42           (0.65)            0.00
 12/29/86+ to 10/31/87              9.60          0.58          (1.49)          (0.91)          (0.58)            0.00
 Class B
 Year ended 10/31/96                9.62          0.48           0.04            0.52           (0.48)            0.00
 Year ended 10/31/95                8.72          0.48           0.90            1.38           (0.48)            0.00
 Year ended 10/31/94               10.17          0.48          (1.41)          (0.93)          (0.47)           (0.04)
 1/4/93+ to 10/31/93                9.61          0.41           0.56            0.97           (0.41)            0.00
 Class C
 Year ended 10/31/96                9.62          0.48           0.04            0.52           (0.48)            0.00
 Year ended 10/31/95                8.72          0.48           0.90            1.38           (0.48)            0.00
 Year ended 10/31/94               10.17          0.48          (1.41)          (0.93)          (0.47)           (0.04)
 5/3/93+ to 10/31/93                9.89          0.24           0.29            0.53           (0.25)            0.00
Ohio Portfolio
 Class A
 Year ended 9/30/96               $ 9.53         $0.52         $ 0.11          $ 0.63          $(0.53)          $ 0.00
 Year ended 9/30/95                 9.06          0.54           0.48            1.02           (0.54)            0.00
 Year ended 9/30/94                10.26          0.55          (1.19)          (0.64)          (0.55)           (0.01)
 6/25/93+ to 9/30/93               10.00          0.15           0.26            0.41           (0.15)            0.00
 Class B
 Year ended 9/30/96                 9.54          0.46           0.09            0.55           (0.46)            0.00
 Year ended 9/30/95                 9.06          0.47           0.49            0.96           (0.47)            0.00
 Year ended 9/30/94                10.26          0.48          (1.19)          (0.71)          (0.48)           (0.01)
 6/25/93+ to 9/30/93               10.00          0.13           0.26            0.39           (0.13)            0.00
 Class C
 Year ended 9/30/96                 9.54          0.46           0.09            0.55           (0.46)            0.00
 Year ended 9/30/95                 9.06          0.47           0.49            0.96           (0.47)            0.00
 Year ended 9/30/94                10.26          0.48          (1.19)          (0.71)          (0.48)           (0.01)
 6/25/93+ to 9/30/93               10.00          0.13           0.26            0.39           (0.13)            0.00

--------------------------------------------------------------------------------

Please refer to the footnotes on pages 12 and 13.

                                                                  Total       Net Assets             Ratio Of Net
                     Distributions      Total        Net Asset   Investment    At End Of   Ratio Of   Investment
                     in Excess of     Dividends       Value    Return Based    Period     Expenses      Income
                    Net Investment      And           End Of   on Net Asset    (000's    To Average   To Average     Portfolio
                        Income      Distributions     Period      Value        omitted)  Net Assets   Net Assets   Turnover Rate
                    -------------   -------------   --------   ------------   ---------  ----------  ------------  -------------
Minnesota Portfolio
Class A
Year ended 9/30/96        $(0.02)     $(0.55)         $9.58        6.95%        $  3,165   0.72%(i)        5.54%         195%
Year ended 9/30/95         (0.02)     (0.55)           9.49        9.63            2,414   0.71 (i)        5.71          117
Year ended 9/30/94          0.00      (0.55)           9.19       (5.35)           2,125   0.09 (i)        5.71          143
6/25/93+ to 9/30/93         0.00      (0.15)          10.28        4.34              994   0.00 (i)*       5.20*          61
Class B
Year ended 9/30/96         (0.02)     (0.48)           9.58        6.15            8,291   1.42 (i)        4.82          195
Year ended 9/30/95         (0.02)     (0.48)           9.49        8.90            7,299   1.42 (i)        4.97          117
Year ended 9/30/94          0.00      (0.48)           9.18       (6.15)           6,150   0.80 (i)        5.00          143
6/25/93+ to 9/30/93         0.00      (0.13)          10.28        4.16            2,665   0.43 (i)*       4.50*          61
Class C
Year ended 9/30/96         (0.02)     (0.48)           9.58        6.03            6,553   1.41 (i)        4.82          195
Year ended 9/30/95         (0.02)     (0.48)           9.50        8.89            7,305   1.41 (i)        5.05          117
Year ended 9/30/94          0.00      (0.48)           9.19       (5.95)           9,489   0.79 (i)        4.90          143
6/25/93+ to 9/30/93         0.00      (0.13)          10.27        4.06            6,697   0.43 (i)*       4.50           61
New Jersey Portfolio
Class A
Year ended 9/30/96        $(0.04)    $(0.55)          $9.72        6.57%        $ 15,520   0.82%(j)        5.26%         132%
Year ended 9/30/95         (0.01)     (0.55)           9.65       12.91           11,612   0.82 (j)        5.73           86
Year ended 9/30/94          0.00      (0.55)           9.07       (6.67)           9,257   0.20 (j)        5.65          171
6/25/93+ to 9/30/93         0.00      (0.15)          10.29        4.44            6,679   0.00 (j)*       5.37*          47
Class B
Year ended 9/30/96         (0.03)     (0.48)           9.72        5.66           39,099   1.53 (j)        4.56          132
Year ended 9/30/95         (0.01)     (0.48)           9.66       12.15           34,695   1.53 (j)        5.03           86
Year ended 9/30/94          0.00      (0.48)           9.07       (7.28)          30,459   0.91 (j)        4.96          171
6/25/93+ to 9/30/93         0.00      (0.13)          10.28        4.16           15,637   0.63 (j)*       4.67*          47
Class C
Year ended 9/30/96         (0.03)     (0.48)           9.72        5.66%          22,579   1.52 (j)        4.56         132
Year ended 9/30/95         (0.01)     (0.48)           9.66       12.14           21,255   1.52 (j)        5.09          86
Year ended 9/30/94          0.00      (0.48)           9.07       (7.28)          26,472   0.90 (j)        4.93         171
6/25/93+ to 9/30/93         0.00      (0.13)          10.28        4.16           21,193   0.63 (j)*       4.67*         47
New York Portfolio
Class A
Year ended 10/31/96        $0.00     $(0.55)          $9.66        6.30%        $179,452   0.64%(k)        5.66%         64%
Year ended 10/31/95         0.00      (0.55)           9.62       17.10          183,987   0.75 (k)        5.93          69
Year ended 10/31/94        (0.01)     (0.60)           8.72       (8.76)         182,170   0.66 (k)        5.75          69
Year ended 10/31/93         0.00      (0.72)          10.17       14.71          214,259   0.68 (k)        5.76          63
Year ended 10/31/92         0.00      (0.61)           9.53        9.39          162,549   0.70 (k)        6.37          69
Year ended 10/31/91         0.00      (0.62)           9.30       13.36          136,484   0.65 (k)        6.81          48
Year ended 10/31/90         0.00      (0.64)           8.78        5.71          118,875   0.44 (k)        7.08         101
Year ended 10/31/89         0.00      (0.65)           8.92        8.03           70,766   0.37 (k)        7.14         119
Year ended 10/31/88         0.00      (0.65)           8.88       18.08           27,731   0.43 (k)        7.43         146
12/29/86+ to 10/31/87       0.00      (0.58)           8.11       (9.77)           9,985   0.20 (k)*       7.68*        210
Class B
Year ended 10/31/96         0.00      (0.48)           9.66        5.52           96,959   1.35 (k)        4.95          64
Year ended 10/31/95         0.00      (0.48)           9.62       16.19           94,400   1.45 (k)        5.21          69
Year ended 10/31/94        (0.01)     (0.52)           8.72       (9.44)          81,941   1.36 (k)        5.05          69
1/4/93+ to 10/31/93         0.00      (0.41)          10.17       10.29           58,504   1.39 (k)*       4.70*         63
Class C
Year ended 10/31/96         0.00      (0.48)           9.66        5.52           34,562   1.34 (k)        4.95          64
Year ended 10/31/95         0.00      (0.48)           9.62       16.19           32,259   1.44 (k)        5.24          69
Year ended 10/31/94        (0.01)     (0.52)           8.72       (9.44)          34,646   1.36 (k)        5.03          69
5/3/93+ to 10/31/93         0.00      (0.25)          10.17        5.37           38,245   1.38 (k)*       4.42*         63
Ohio Portfolio
Class A
Year ended 9/30/96        $(0.02)    $(0.55)          $9.61        6.72%        $  6,054   0.75%(l)        5.47%        182%
Year ended 9/30/95         (0.01)     (0.55)           9.53       11.63            4,170   0.75 (l)        5.74         108
Year ended 9/30/94          0.00      (0.56)           9.06       (6.44)           2,810   0.04 (l)        5.67         161
6/25/93+ to 9/30/93         0.00      (0.15)          10.26        4.15            1,050   0.00 (l)*       5.30*         55
Class B
Year ended 9/30/96         (0.02)     (0.48)           9.61        5.82           25,334   1.46 (l)        4.77         182
Year ended 9/30/95         (0.01)     (0.48)           9.54       10.88           21,821   1.46 (l)        5.08         108
Year ended 9/30/94          0.00      (0.49)           9.06       (7.13)          20,267   0.74 (l)        4.95         161
6/25/93+ to 9/30/93         0.00      (0.13)          10.26        3.97            8,952   0.17 (l)*       4.60*         55
Class C
Year ended 9/30/96         (0.02)     (0.48)           9.61        5.82           17,203   1.45 (l)        4.78         182
Year ended 9/30/95         (0.01)     (0.48)           9.54       10.88           18,874   1.45 (l)        5.14         108
Year ended 9/30/94          0.00      (0.49)           9.06       (7.13)          26,294   0.74 (l)        4.89         161
6/25/93+ to 9/30/93         0.00      (0.13)          10.26        3.97           19,894   0.17 (l)*       4.60*         55

--------------------------------------------------------------------------------


Pennsylvania Portfolio
 Class A
 Year ended 9/30/96............  $ 9.64      $ 0.49       $ 0.28        $ 0.77       $(0.53)         $ 0.00
 Year ended 9/30/95............    9.18        0.54         0.48          1.02        (0.54)           0.00
 Year ended 9/30/94............   10.25        0.56        (1.06)        (0.50)       (0.56)          (0.01)
 6/25/93+ to 9/30/93...........   10.00        0.16         0.25          0.41        (0.16)           0.00
 Class B
 Year ended 9/30/96............    9.65        0.46         0.24          0.70        (0.46)           0.00
 Year ended 9/30/95............    9.18        0.47         0.49          0.96        (0.47)           0.00
 Year ended 9/30/94............   10.25        0.49        (1.06)        (0.57)       (0.49)          (0.01)
 6/25/93+ to 9/30/93...........   10.00        0.14         0.25          0.39        (0.14)           0.00
 Class C
 Year ended 9/30/96............    9.65        0.46         0.24          0.70        (0.46)           0.00
 Year ended 9/30/95............    9.18        0.47         0.49          0.96        (0.47)           0.00
 Year ended 9/30/94............   10.24        0.49        (1.05)        (0.56)       (0.49)          (0.01)
 6/25/93+ to 9/30/93...........   10.00        0.14         0.24          0.38        (0.14)           0.00
Virginia Portfolio
 Class A
 Year ended 9/30/96............  $10.29       $0.57       $ 0.37        $ 0.94       $(0.57)         $(0.08)
 Year ended 9/30/95............    9.69        0.56         0.61          1.17        (0.56)           0.00
 4/29/94+ to 9/30/94...........   10.00        0.24        (0.31)        (0.07)       (0.24)           0.00
 Class B
 Year ended 9/30/96............   10.29        0.50         0.36          0.86        (0.50)          (0.08)
 Year ended 9/30/95............    9.69        0.49         0.61          1.10        (0.49)           0.00
 4/29/94+ to 9/30/94...........   10.00        0.22        (0.32)        (0.10)       (0.21)           0.00
 Class C
 Year ended 9/30/96............   10.29        0.50         0.36          0.86        (0.50)          (0.08)
 Year ended 9/30/95............    9.70        0.49         0.60          1.09        (0.49)           0.00
 4/29/94+ to 9/30/94...........   10.00        0.21        (0.30)        (0.09)       (0.21)           0.00

--------------------------------------------------------------------------------
 + Commmencement of operations and/or distribution.

++ Net of expenses assumed and/or waived by Alliance, except in the case of the Insured National Portfolio for the fiscal year ended October 31, 1988 and the Insured California Portfolio for the fiscal year ended October 31, 1996.
*    Annualized.
(a) If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.10%, 1.09%, 1.09%, 1.08%, 1.11%, 1.14%, 1.15%, 1.31%, 1.62% and
     2.25% for Class A shares, 1.81%, 1.80%, 1.80% and 1.78% for Class B shares and 1.80% ,1.78%, 1.79% and 1.78% for Class C shares.

(b) If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.12%, 1.12%, 1.11%, 1.11%, 1.12%, 1.17%, 1.20%, 1.29% and
     1.54% for Class A shares, 1.83%, 1.83%, 1.82% and 1.83% for Class B shares and 1.82%, 1.82%, 1.81% and 1.83% for Class C shares.
(c) If the Arizona Portfolio had borne all expenses, the respective expense ratios would have been 3.69%, 4.88% and 7.71% for Class A shares, 4.40%, 5.58% and 8.41% for Class B shares and 4.41%, 5.58% and 8.41% for Class C shares.
(d) If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.05%, 1.04%, 1.05%, 1.06%, 1.07%, 1.11%, 1.13%, 1.39%, 1.89% and
     2.30% for Class A shares, 1.75%, 1.75%, 1.75% and 1.78% for Class B shares and 1.74%, 1.75%, 1.75% and 1.78% for Class C shares.

(e) If the Insured California Portfolio had borne all expenses, the respective expense ratios (beginning with the fiscal year ended 10/31/95) would have been 1.09%, 1.08%, 1.08%, 1.09%, 1.20%, 1.23%, 1.37%, 1.45% and 1.36% for
     Class A shares, 1.80%, 1.78% and 1.79% for Class B shares and 1.79%, 1.77% and 1.79% for Class C shares.


Pennsylvania Portfolio
Class A
Year ended 9/30/96       $(0.03)         $(0.56)          $9.85        8.17%  $ 21,104      1.00%(m)               5.40%       185%
Year ended 9/30/95        (0.02)          (0.56)           9.64       11.53      8,721      1.00 (m)               5.78        114
Year ended 9/30/94         0.00           (0.57)           9.18       (5.02)     7,149      0.45 (m)               5.73        156
6/25/93+ to 9/30/93        0.00           (0.16)          10.25        4.12      4,170      0.00 (m)*              5.67*        75
Class B
Year ended 9/30/96        (0.03)          (0.49)           9.86        7.38     30,440      1.71 (m)               4.69        185
Year ended 9/30/95        (0.02)          (0.49)           9.65       10.78     28,559      1.71 (m)               5.09        114
Year ended 9/30/94         0.00           (0.50)           9.18       (5.72)    25,637      1.16 (m)               5.01        156
6/25/93+ to 9/30/93        0.00           (0.14)          10.25        3.94     12,173      0.40 (m)*              4.97*        75
Class C
Year ended 9/30/96        (0.03)          (0.49)           9.86        7.37     13,996      1.70 (m)               4.69        185
Year ended 9/30/95        (0.02)          (0.49)           9.65       10.78     15,052      1.70 (m)               5.09        114
Year ended 9/30/94         0.00           (0.50)           9.18       (5.63)    18,198      1.15 (m)               4.99        156
6/25/93+ to 9/30/93        0.00           (0.14)          10.24        3.84     13,541      0.40 (m)*              4.97*        75
Virginia Portfolio
Class A
Year ended 9/30/96        $0.00          $(0.65)         $10.58        9.39%  $  2,455      0.67%(n)               5.39%       298%
Year ended 9/30/95        (0.01)          (0.57)          10.29       12.46      1,855      0.67 (n)               5.59        128
4/29/94+ to 9/30/94        0.00           (0.24)           9.69       (0.71)     1,249      0.57 (n)*              5.62*        65
Class B
Year ended 9/30/96         0.00           (0.58)          10.57        8.57      3,345      1.37 (n)               4.70        298
Year ended 9/30/95        (0.01)          (0.50)          10.29       11.67      1,193      1.37 (n)               4.80        128
4/29/94+ to 9/30/94        0.00           (0.21)           9.69       (1.01)       224      1.27 (n)*              4.97*        65
Class C
Year ended 9/30/96         0.00           (0.58)          10.57        8.58        642      1.37 (n)               4.73        298
Year ended 9/30/95        (0.01)          (0.50)          10.29       11.56        122      1.37 (n)               4.81        128
4/29/94+ to 9/30/94        0.00           (0.21)           9.70       (0.91)        43      1.27 (n)*              4.67*        65

--------------------------------------------------------------------------------

(f) If the Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 1.33%, 1.33%, 1.27% and 1.30% for Class A shares, 2.03%, 2.03%, 1.98%
     and 2.00% for Class B shares and 2.02%, 2.03%, 1.97% and 2.00% for Class C shares.
(g) If the Massachusetts Portfolio had borne all expenses, the respective expense ratios would have been 3.15%, 6.44% and 13.2% for Class A shares, 3.85%,7.14% and 13.9% for Class B shares and 3.84%, 7.14% and 13.9% for
     Class C shares.
(h) If the Michigan Portfolio had borne all expenses, the respective expense ratios would have been 2.77%, 3.43% and 3.97% for Class A shares, 3.48%, 4.12% and 4.67% for Class B shares and 3.48%, 4.13% and 4.67% for Class C shares.
(i) If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 2.19%, 2.30%, 2.12% and 1.89% for Class A shares, 2.89%, 3.02%, 2.83%
     and 2.59% for Class B shares and 2.88%, 3.00%, 2.82% and 2.59% for Class C shares.
(j) If the New Jersey Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 1.35%, 1.35%, 1.33% and 1.29% for Class A shares, 2.05%, 2.06%, 2.03%
     and 1.99% for Class B shares and 2.04%, 2.06%, 2.02% and 1.99% for Class C shares.
(k) If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.11%, 1.12%, 1.11%, 1.13%, 1.13%, 1.20%, 1.23%, 1.48%, 1.98% and
     2.30% for Class A shares, 1.82%, 1.83%, 1.82% and 1.84% for Class B shares and 1.81%, 1.82%, 1.81% and 1.84% for Class C shares.
(l) If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 1.48%, 1.51%, 1.42% and 1.32% for Class A shares, 2.18%, 2.21%, 2.13% and
     2.02% for Class B shares and 2.16%, 2.20%, 2.12% and 2.02% for Class C shares.
(m) If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 1.45%, 1.47%, 1.46% and 1.31% for Class A shares, 2.15%, 2.17%, 2.16% and 2.01% for Class B shares and 2.14%, 2.17%, 2.15% and 2.01%
     for Class C shares.
(n) If the Virginia Portfolio had borne all expenses, the respective expense ratios would have been 5.18%, 8.96% and 12.29% for Class A shares, 5.88%, 9.66% and 12.99% for Class B shares and 5.88%, 9.66% and 12.99% for Class C shares.

--------------------------------------------------------------------------------
Description Of The Portfolios
--------------------------------------------------------------------------------

Each Portfolio is a separate pool of assets constituting, in effect, a separate fund. Except as otherwise indicated, the Portfolios' investment policies are not "fundamental policies" and may, therefore, be changed without a shareholder vote. However, no Portfolio will change its investment policies without contemporaneous written notice to its shareholders. There is no guarantee that any Portfolio will achieve its investment objective.

Investment Objective

The investment objective of each Portfolio (other than the Insured California Portfolio, as discussed below) is to earn the highest level of current income, exempt from Federal and state taxation to the extent described, that is available without assuming what Alliance considers to be undue risk by investing principally in high-yielding, predominantly medium-quality, intermediate and long-term debt obligations issued by: (i) in the case of the National and Insured National Portfolios, states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations and, (ii) in the case of each of the State Portfolios, the named state, and its political subdivisions, agencies and instrumentalities. These securities are generally known as "municipal securities." The average weighted maturity of the securities in each Portfolio normally will range between 10 and 25 years.

Current Federal tax law distinguishes between municipal securities issued to finance certain "private activities" and other municipal securities. Such private activity bonds include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, student loan programs, and water and sewage projects. Interest from such "private activity bonds" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the alternative minimum tax ("AMT") when received by a person in a tax year during which the person is subject to that tax. Because interest on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal securities generally will provide somewhat higher yields than other municipal securities ("AMT-Exempt Bonds") of comparable quality and maturity.

How the Portfolios Pursue Their Objective

The National Portfolio invests principally in a diversified portfolio of municipal securities, the interest from which is wholly exempt from Federal income taxes except when received by a shareholder who will be subject to the AMT. The National Portfolio may invest without limit in AMT-Subject Bonds. As of October 31, 1996, 89% of the National Portfolio's total net assets was invested in AMT-Subject Bonds.

The Insured National Portfolio invests principally in AMT-Exempt Bonds that are insured as to the payment of principal and interest ("insured securities"). The investment policies of the Insured National Portfolio differ from those of the National Portfolio in two respects: (i) whereas the National Portfolio invests principally in AMT-Subject Bonds, the Insured National Portfolio invests principally in a diversified portfolio of AMT-Exempt Bonds; and (ii) as a matter of fundamental policy, the Insured National Portfolio, under normal market conditions, invests at least 65% of its total assets in insured securities. (See page 14 for a further discussion of the insurance feature.) The Insured National Portfolio may be suitable for an investor who will be subject to the AMT to the extent that the after-tax yield of the National Portfolio to such an investor is less than the yield of the Insured National Portfolio. From time to time, the National and Insured National Portfolios may invest 25% or more of their respective total assets in municipal securities whose issuers are located in the same state.

Each of the twelve State Portfolios invests in a non-diversified portfolio of municipal securities the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and from personal income tax in the named state, or in the case of the Florida Portfolio, from the Florida intangible tax (Florida currently imposes no income taxes on individuals.) Normally, substantially all of the total assets of each State Portfolio will be invested in municipal securities of the indicated state. Each Portfolio other than the Insured National and Insured California Portfolios may invest without limit in AMT-Subject Bonds.

The Insured California Portfolio seeks to provide as high a level of current income exempt from Federal income tax and California personal income tax as is consistent with the preservation of capital. As a matter of fundamental policy, the Insured California Portfolio normally invests at least 80% of its total assets in municipal bonds, at least 80% of its total assets in AMT-Exempt Bonds and at least 65% of its total assets in insured securities. The Insured California Portfolio's current policy is to invest at least 65% of its total assets in municipal bonds issued by California or its political subdivisions ("California Bonds"), at least 80% of its total assets in insured bonds, and not to invest in AMT-Subject Bonds. The remainder of the Insured California Portfolio's total assets may be invested in uninsured California Bonds.

The California Portfolio invests in AMT-Subject Bonds issued by California and its political subdivisions. As a matter of fundamental policy, at least 80% of the California Portfolio's total assets normally will be invested in municipal securities and at least 65% of its total assets normally will be invested in AMT-Subject Bonds. The California Portfolio normally will invest at least 65% of its total assets in California Bonds. As of October 31, 1996, 73% of the California Portfolio's total net assets was invested in AMT-Subject Bonds.

The New York Portfolio invests in AMT-Subject Bonds issued by New York State and its political subdivisions. As a matter of fundamental policy, at least 65% of the New York Portfolio's total assets normally will be so invested. In addition, the Portfolio will invest in at least 80% of its net assets in municipal securities the interest on which is exempt from Federal income tax. As of October 31, 1996, 76% of the Portfolio's total net assets was invested in AMT-Subject Bonds.

As of September 30, 1996, 43% of the Arizona Portfolio's total net assets, 51% of the Florida Portfolio's total net assets, 57% of the Massachusetts Portfolio's total net assets, 25% of the Michigan Portfolio's total assets, 43% of the Minnesota Portfolio's total net assets, 58% of the New Jersey Portfolio's total net assets, 60% of the Ohio Portfolio's total net assets, 77% of the Pennsylvania Portfolio's total net assets and 39% of the Virginia Portfolio's total net assets were invested in AMT-Subject Bonds.

As a matter of fundamental policy, each of the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios will normally invest (i) at least 65% of its total assets in municipal securities of the named state, and (ii) at least 80% of its net assets in municipal securities the interest on which is exempt from Federal income tax. In addition, the New Jersey Portfolio will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e., New Jersey municipal securities and obligations of the U.S. government, its agencies and instrumentalities ("U.S. Government Securities")). Where consistent with applicable state law, each State Portfolio may also invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if such municipal securities generate interest exempt from Federal income tax and personal income tax (or the Florida intangible tax) in the named state. When Alliance believes that municipal securities of the named state that meet the Portfolio's quality standards are not available, any State Portfolio may invest in securities whose interest payments are only federally tax-exempt.

Municipal Securities--Further Information. The two principal classifications of municipal securities are bonds and notes. Municipal bonds, which are intended to meet longer-term capital needs, are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its assets in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Each Portfolio may invest more than 25% of its total assets in securities or obligations which are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities the interest on which is paid from projects of a similar type.)

Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.

The yields of municipal securities depend on, among other things, conditions in the municipal bond market and fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Normally, lower-rated municipal securities provide yields superior to those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

The high tax-free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's Investors Service, Inc. ("Moody's"), or A or BBB by Standard & Poor's Ratings Services (S&P), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch"). Each Portfolio may maintain up to 25% of its net assets, in municipal securities rated below Baa by Moody's and below BBB by S&P, Duff & Phelps and Fitch or, if non-rated, determined by Alliance to be of comparable quality. At least 75% of the total assets of each Portfolio will be invested in municipal securities rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch. It is expected that no Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration.

Non-rated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

During the fiscal year ended October 31, 1996, the Insured National and Insured California Portfolios invested all of their assets in securities rated A and above by S&P, or if unrated by S&P, considered by Alliance to be of equivalent quality to securities rated A or above. During the following Portfolios' fiscal years ended in 1996, on a weighted average basis, the percentages of the assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, were as follows:

Portfolio       A and above    BBB   BB    B
---------------------------------------------

National            74%         21%   5%  --
Arizona             73          14   13   --
California          75           9   11   5%
Florida             60          17   23   --
Massachusetts       88          12   --   --
Michigan            95           5   --   --
Minnesota           70          17   13   --
New Jersey          85          15   --   --
New York            89          10   --   1
Ohio                66          29    5   --
Pennsylvania        76          24   --   --
Virginia            82          --   18   --

Each Portfolio may invest up to 35% of its total assets in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating or inverse floating rates of interest. See "Additional Investment Practices--Zero Coupon Securities" and "--Variable, Floating and Inverse Floating Rate Investments." Each Portfolio normally will invest at least 65% of its total assets in income-producing securities (including zero coupon securities).

Insurance Feature of the Insured National and Insured California Portfolios. The Insured National and Insured California Portfolios normally will invest at least 65% and 80%, respectively, of their total assets in insured securities. At the time of purchase by a Portfolio, insured securities are either (i) insured under an insurance policy that relates to the specific municipal security in question (a "Specific Issue Insurance Policy") or (ii) insured under a Mutual Fund Insurance Policy issued to the Portfolio's Fund by an appropriate insurer. If a municipal security is already covered by a Specific Issue Insurance Policy when acquired by the Portfolio, then coverage will not be duplicated by a Mutual Fund Insurance Policy. Based upon the expected composition of each of the Insured National and Insured California Portfolios, Alliance estimates that the annual premiums for a Mutual Fund Insurance Policy and/or Special Issue Insurance Policy will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for a Mutual Fund Insurance Policy, and for many Specific Issue Insurance Policies, which are paid from each of the Insured National and Insured California Portfolio's assets, will reduce each Portfolio's current yield. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for municipal securities held by the Insured National and Insured California Portfolios reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

The Insured National and Insured California Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by any insurer having a claims-paying ability rated AA by S&P or Aaa by Moody's. Alliance is familiar with five such insurers, Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), Financial Security Assurance Inc. ("FSA") and Asset Guaranty. S&P has rated AAA the claims-paying ability of MBIA, FGIC, AMBAC, FSA and AA the claims paying ability of Asset Guaranty and the municipal bonds insured by these organizations. Further information with respect to MBIA, FGIC, AMBAC, FSA and Asset Guaranty is provided in the Statement of Additional Information of Alliance Municipal Income Fund, Inc.

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Portfolios may engage in the following investment practices to the extent described in this Prospectus. See the Statement of Additional Information of each Fund for a further discussion of the uses, risks and costs of engaging in these practices.

Derivatives. The Portfolios may use derivatives in furtherance of their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, and in place of more traditional direct investments. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgement, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

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

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

 .    Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, while a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option would be obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

 .    Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

 .    Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

 .    Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." Examples of this type of structured security include certain securities described below under "Variable, Floating and Inverse Floating Rate Instruments."

While the judicious use of derivatives by highly experienced investment managers such as Alliance can be quite beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

 .    Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

 .    Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's portfolio and the ability to forecast price and interest rate movements correctly.

 .    Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

 .    Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

 .    Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

 .    OTHER RISKS--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. Following is a description of specific derivatives currently used by one or more of the Portfolios.

Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by the Portfolios. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time. See "Illiquid Securities" below.

Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities or U.S. Government Securities and contracts based on any index of municipal securities or U.S. Government securities.

Options on futures contracts are options that call for the delivery upon exercise of futures contracts. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes.

A Portfolio will not enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets.

Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Portfolio enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by a Portfolio if, as a result, the Portfolio's aggregate forward commitments under such transactions would be more than 20% of its total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

Interest Rate Transactions (Swaps, Caps and Floors). Each Portfolio may enter into interest rate swap, cap or floor transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. A Portfolio will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. Each Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective. For a discussion of the tax treatment of zero coupon Treasury securities, see "Dividends, Distributions and Taxes--Zero Coupon Treasury Securities" in the Statement of Additional Information of each Fund.

Variable, Floating and Inverse Floating Rate Instruments. Municipal securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in municipal securities, the interest rate on which has been divided into two variable components, which when combined result in a fixed interest rate. These are generally known as inverse floaters. Typically, the first of the components (the "auction component") pays an interest rate that is reset periodically through an auction process, while the second of the components (the "residual component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged) the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility in terms of market value, such that the market values of inverse floaters will tend to decrease more rapidly during periods of rising interest rates, and increase more rapidily in periods of falling interest rates, than those of fixed rate municipal securities.

Repurchase Agreements. A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Illiquid Securities. Subject to any applicable fundamental investment policy, each Portfolio may not maintain more than 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Portfolio may not be able to realize their full value upon sale. With respect to each Portfolio that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors or Trustees of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors or Trustees.

Defensive Position. Under normal circumstances, substantially all of the total assets of each Portfolio will be invested in the types of municipal securities described in "How The Portfolios Pursue Their Objective" above. However, when business or financial conditions warrant, each Portfolio may assume a temporary defensive position and invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio may also invest without limit in high-quality municipal notes, rated SP-2 or higher by S&P, MIG-2 (or VMIG-2) or higher by Moody's, D-1 or higher by Duff & Phelps or FIN-2 or higher by Fitch, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government Securities or repurchase agreements).

Portfolio Turnover. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in each Portfolio will not exceed 250%. An annual turnover rate of 200% occurs, for example, when all of the securities in a Portfolio are replaced twice in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by a Portfolio and its shareholders. However, the execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities. See "Dividends, Distributions and Taxes."

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Portfolio has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Portfolio are set forth in the Statements of Additional Information.

No Portfolio other than the Insured California Portfolio may: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of the total assets of the National and Insured National Portfolios and 50% of the total assets of the State Portfolios (other than the Insured California Portfolio) each such Portfolio may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users), U.S. Government Securities and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries (for purposes of this restriction, the Portfolio will regard the entity with the primary responsibility for the payment of interest and principal as the issuer); (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) have more than 5% of its assets invested in repurchase agreements with the same dealer; (v) borrow money except from banks for temporary or emergency purposes and then in amounts not exceeding 20% of its total assets; or (vi) in the case of the National, Insured National, New York and California Portfolios, invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments.

The Insured California Portfolio may not: (i) except when investing for temporary defensive purposes, invest more than 35% of its total assets in securities not covered by insurance which provides for the payment of principal of and interest on such securities or invest more than 20% of its total assets in securities the interest from which is subject to Federal income tax and California personal income tax (there is no limit on the amount of securities that may be insured by a single insurance company); (ii) invest more than 5% of its total assets in the securities of any one issuer or invest in more than 10% of the voting securities of any one issuer except that up to 50% of the Insured California Portfolio's total assets may be invested without regard to this limitation and except that this does not limit the amount of the Insured California Portfolio's assets that may be invested in U.S. Government Securities; (iii) invest more than 25% of its total assets in a single industry, except that there is no limit on the amount of its assets which may be invested in municipal securities issued by governments or political subdivisions thereof, in a particular segment of the municipal securities market or (subject to (ii) above) in U.S. Government Securities; (iv) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; or (v) borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts not in excess of 15% of its total assets at the time of such borrowing.

RISK CONSIDERATIONS

Municipal Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. See the Statements of Additional Information for a description of the ratings used by Moody's, S&P, Duff & Phelps and Fitch.

Investments in Lower-Rated Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities.

Non-rated Securities. Non-rated securities will also be considered for investment by a Portfolio when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

Non-diversified Status. Each of the State Portfolios is a "non-diversified" investment company, which means the Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible than a geographically diversified municipal securities portfolio to local risk factors. Such risks arise from the financial condition of the state involved and its municipalities. To the extent such state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. The Statements of Additional Information of the Funds provide certain information about the particular states.

Each Portfolio, however, intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in the Statements of Additional Information. To so qualify, among other requirements, each Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of any such single issuer. A Portfolio's investments in U.S. Government securities are not subject to these limitations.

Purchase And Sale Of Shares
How To Buy Shares

You can purchase shares of any of the Portfolios through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Portfolio is $250. The minimum for subsequent investments in each Portfolio is $50. Investments of $25 or more are allowed under the automatic investment program in each Portfolio. Share certificates are issued only upon request. Under certain conditions, the Funds may suspend purchases of shares. See the Subscription Application and Statements of Additional Information for more information. In the case of the State Portfolios, each Portfolio is available only to residents of the indicated state.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672, may not exceed $500,000, must be received by the Fund by 3:00 p.m. Eastern time on a Fund business day and will be made at the next day's net asset value (less any applicable sales charge).

Each Portfolio offers three classes of shares, Class A, Class B and Class C. The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

CLASS A SHARES -- INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                             Initial Sales Charge
                          as % of                           Commission to
                         Net Amount         as % of       Dealer/Agent as %
Amount Purchased          Invested       Offering Price   of Offering Price
---------------------------------------------------------------------------
Less than $100,000          4.44%            4.25%               4.00%
---------------------------------------------------------------------------
$100,000 to
less than $250,000          3.36             3.25                3.00
---------------------------------------------------------------------------
$250,000 to
less than $500,000          2.30             2.25                2.00
---------------------------------------------------------------------------
$500,000 to
less than $1,000,000        1.78             1.75                1.50
---------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and the Statements of Additional Information.

CLASS B SHARES -- DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within three years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of the Class B shares until the redemption of those shares, as follows:

YEAR SINCE PURCHASE  CDSC
-------------------------
First                  3%
Second                 2%
Third                  1%
Fourth               None

Class B shares are subject to higher distribution fees than Class A shares for a period of six years (at which time they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

CLASS C SHARES -- ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares without any initial sales charge. The Portfolio will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Portfolio. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of their original cost or net asset value at the time of redemption.

APPLICATION OF THE CDSC

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

HOW THE PORTFOLIOS VALUE THEIR SHARES

The net asset value of each Class of shares in a Portfolio is calculated by dividing the value of the Portfolio's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors or Trustees believe would accurately reflect fair market value.

GENERAL

The decision as to which Class is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $5,000,000.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., an affiliate of AFD, in connection with the sale of shares of the Portfolios. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Portfolios. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Portfolio and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Portfolio to a Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker

Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to the Funds, and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with your certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

Alliance Fund Services
P.O. Box 1520
Secaucus, NJ 07096-1520
1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of their redemption sent to their bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES

You may exchange your shares of any Portfolio for shares of the same class of other Alliance Mutual Funds (which include AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange request must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement"), to provide investment advice and, in general, to conduct the management and investment program of each Portfolio of each Fund, subject to the general supervision and control of the Board of Directors or Trustees of that Fund.

The employees of Alliance principally responsible for each Portfolio's investment program are Mrs. Susan P. Keenan, Mr. David M. Dowden and Mr. Terrance T. Hults. Mrs. Keenan has served in this capacity for each Portfolio since it commenced operations. Messrs. Dowden and Hults have served in this capacity for each Portfolio since 1994 and 1995, respectively. Mrs. Keenan is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), with which she has been associated since prior to 1990. Mr. Dowden is an Assistant Vice President of ACMC with which he has been associated since 1994. Previously he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets. Mr. Hults has been an Assistant Vice President of ACMC since 1995. Previously he was an associate and trader in the Municipal Derivative Products department at Merrill Lynch Capital Markets.

Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1996 totaling more than $173 billion (of which approximately $59 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 52 registered investment companies managed by Alliance comprising 110 separate investment portfolios currently have over two million shareholders. As of September 30, 1996, Alliance was retained as an investment manager of employee benefit plan assets for 33 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statements of Additional Information under "Management of the Fund."

DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Securities and Exchange Commission (the "Commission") under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted a Rule 12b-1 plan (the "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to the Plan, each Portfolio pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% of the Portfolio's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Portfolio's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Portfolio's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Portfolio attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Portfolio in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Portfolio, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Portfolio's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Portfolio by their customers. Distribution services fees received from the Portfolios with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Portfolios, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Portfolio's shares.

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. With respect to Class A shares of each Portfolio, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Portfolio in subsequent fiscal years.

AFD's compensation with respect to Class B and Class C shares under the Plans is directly tied to its expenses incurred. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B shares, payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect.

Unreimbursed distribution expenses incurred as of the end of each Portfolio's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Portfolios were, as of that time, as follows:

                        Amount of unreimbursed Distribution Expenses
                         Carried Over (as % of Class's Net Assets)
                                Class B                 Class C

National                $3,752,255     (1.75%)   $2,193,843    (2.28%)
Insured National        $1,813,206     (3.48%)   $  789,090    (3.47%)
Arizona                 $  574,137    (11.04%)   $  102,785   (14.48%)
California              $4,465,745     (2.71%)   $1,852,542    (2.04%)
Insured California      $1,344,057     (5.03%)   $  479,829    (3.74%)
Florida                 $  875,269     (3.94%)   $  884,271    (2.94%)
Massachusetts           $  461,771    (12.54%)   $  430,278    (9.53%)
Michigan                $  439,303    (12.36%)   $  513,896   (13.04%)
Minnesota               $  822,187     (9.92%)   $  533,757    (8.15%)
New Jersey              $1,664,772     (4.26%)   $  550,787    (2.44%)
New York                $2,914,342     (3.01%)   $  880,036    (2.55%)
Ohio                    $1,216,859     (4.80%)   $  641,860    (3.73%)
Pennsylvania            $1,173,017     (3.85%)   $  559,425    (4.00%)
Virginia                $  575,512    (17.21%)   $  113,956   (17.75%)

The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of the National and Insured National Portfolio may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                   AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Dividends on shares of a Portfolio will be declared on each Fund business day from the Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. The Funds pay dividends on shares of each Portfolio after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day thereafter. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate net asset value as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend or distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

TAXES

Generally. Each Portfolio intends to qualify for each taxable year to be taxed as a regulated investment company under the Internal Revenue Code (the "Code") and, as such, will not be liable for federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders.

Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to Federal income tax. However, under current tax law, some individuals and corporations may be subject for Federal income tax purposes to the AMT on distributions to shareholders out of income from the AMT-Subject Bonds in which all Portfolios (other than the Insured National and Insured California Portfolios) principally invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income and from AMT taxable income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income, and distributions to shareholders of net realized long-term capital gains are taxable to shareholders as long-term capital gains irrespective of the length of time a shareholder has held his or her Portfolio shares. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for Federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject Bonds should consult their tax advisers before purchasing shares of a Portfolio.

If a shareholder holds shares for six months or less and during that time receives a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of such shares would be disallowed to the extent of such distribution.

Substantially all of the dividends paid by a Portfolio are anticipated to be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions which are exempt from federal income taxes. The Funds will report annually to shareholders the percentage and source of interest earned by a Portfolio which is exempt from federal income tax and, except in the case of the National and Insured National Portfolios, relevant state and local personal income taxes, and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio which is exempt from Florida intangible tax.

EACH INVESTOR SHOULD CONSULT HIS OR HER OWN TAX ADVISER TO DETERMINE THE TAX STATUS, WITH REGARD TO HIS OR HER TAX SITUATION, OF DISTRIBUTIONS FROM THE PORTFOLIOS.

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Arizona income tax imposed on individuals, corporations, estates and trusts. Such dividends will be exempt from Arizona income tax to the extent they are derived from Arizona municipal securities and U.S. Government Securities. Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations the interest of which is exempt from Arizona state income taxes.

California and Insured California Portfolios. Distributions of interest income by the California Portfolio and by the Insured California Portfolio, to the extent derived from California tax-exempt obligations, will be exempt from California personal income tax.

Florida Portfolio. Dividends paid by the Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an intangible personal property tax at the rate of $2.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government Securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Portfolio's shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Portfolio must, among other things, have its entire portfolio invested in U.S. Government Securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal income tax. Such dividends will be exempt from Massachusetts personal income tax to the extent attributable to interest from Massachusetts municipal securities exempt from the Massachusetts personal income tax or U.S. Government Securities and are so designated. Dividends designated as attributable to capital gains will be subject to the Massachusetts personal income tax at capital gains tax rates except to the extent designated as attributable to gains on certain Massachusetts municipal securities. Dividends paid by the Portfolio to a corporate shareholder will be subject to Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangibles and single business taxes. Such dividends will be exempt from Michigan personal income tax, the Michigan intangible personal property tax and the Michigan single business tax to the extent that such distributions are derived from Michigan municipal securities and U.S. Government Securities, and provided that at least 50% of the total assets of the Portfolio consist of Michigan municipal securities at the close of each quarter of the Fund's taxable year. To the extent the distributions are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities. For Michigan income, intangibles and single business tax purposes, distributions representing income derived by the Portfolio from sources other than Michigan municipal securities and U.S. Government Securities will be included in Michigan taxable income and will be included in the taxable bases of the Michigan single business and intangibles taxes, except that distributions from capital gains which are reinvested in Portfolio shares are exempt from intangibles taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio to individuals will be exempt from Minnesota personal income tax. However, at least 95% of the exempt-interest dividends paid by the Portfolio during a Fund fiscal year must be derived from Minnesota municipal securities in order for any portion of the exempt-interest dividends paid by the Portfolio to be exempt from the Minnesota personal income tax. Under current Minnesota tax law, some individuals may be subject to the Minnesota AMT on distributions to shareholders out of the income from AMT-Subject Bonds in which the Portfolio invests. Exempt-interest dividends paid by the Portfolio to shareholders that are corporations are subject to Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio to individuals will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the Portfolio must, among other things, invest only in interest bearing obligations, obligations issued at a discount, and cash and cash items including receivables and financial options, futures, forward contracts and other similar financial instruments related to such obligations or to bond indices. In addition, it must have not less than 80% of the aggregate principal amount of its investments, excluding certain financial options and similar financial instruments described above and cash and cash items, invested in New Jersey municipal securities or U.S. Government Securities at the close of each quarter of the tax year. Distributions attributable to gains from New Jersey municipal securities also will be exempt from New Jersey personal income tax, provided the Portfolio satisfies the above requirements. Exempt-interest dividends paid by the Portfolio to a corporate shareholder will be subject to New Jersey corporation business (franchise) tax and the New Jersey corporation income tax.

New York Portfolio. Distributions of interest income by the Portfolio, to the extent derived from New York State municipal securities, or from obligations issued by the government of Puerto Rico or by its authority, will be exempt from New York State and New York City personal income taxes.

Ohio Portfolio. Distributions of interest income and gain by the Portfolio, to the extent such distributions are derived from Ohio municipal securities, will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income base of the Ohio corporate franchise tax; provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. Dividends paid by the Portfolio will not be subject to the Pennsylvania personal income tax or the Philadelphia School District investment net income tax to the extent that the dividends are attributable to interest received by the Portfolio from its investments in Pennsylvania municipal securities or U.S. Government Securities. Exempt-interest dividends paid by the Portfolio and dividends attributable to interest on U.S. Government securities also are not subject to the Pennsylvania Corporate Net Income Tax. Portfolio shares are not considered exempt assets for the purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax. Shares of the Portfolio also are exempt from Pennsylvania county personal property taxes to the extent that the Portfolio consists of Pennsylvania municipal securities or U.S. Government Securities.

Virginia Portfolio. Shareholders may be subject to state and local taxes on distributions from the Portfolio, including distributions which are exempt from Federal income taxes. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia income taxes. So long as the Portfolio qualifies as a regulated investment company under the Code and at least 50% of the value of the total assets of the Portfolio at the end of each quarter of its taxable year consists of obligations whose interest is exempt from Federal income taxes, dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes to the extent such distributions are either (i) exempt from regular Federal income tax and attributable to interest on Virginia municipal securities or obligations issued by Puerto Rico, the United States Virgin Islands, or Guam or (ii) attributable to interest on obligations of the United States or any authority, commission or instrumentality of the United States. As a general rule, distributions attributable to gains of the Portfolio and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) will be subject to Virginia income taxes. Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares of a Portfolio as a factor in the selection of dealers to enter into portfolio transactions with the Funds.

ORGANIZATION

Alliance Municipal Income Fund, Inc. is a Maryland corporation organized on July 30, 1986. Alliance Municipal Income Fund II is a Massachusetts business trust organized on April 2, 1993. It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by Federal or, in the case of Alliance Municipal Income Fund, Inc., state law. Shareholders have available certain procedures for the removal of Directors or Trustees.

A shareholder in a Portfolio will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of that Portfolio represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each Fund vote together as a single class on matters, such as the election of Directors or Trustees, that affect each Portfolio in substantially the same manner. Class A, Class B and Class C shares of a Portfolio have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Board of Directors or Trustees and, in liquidation of a Portfolio, are entitled to receive the net assets of that Portfolio. Since this Prospectus sets forth information about both Funds, it is theoretically possible that one Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning the other Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to the organization of a Fund are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Funds' registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the Principal Underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Portfolios advertise their "yield" and "total return", which are computed separately for Class A, Class B and Class C shares. A Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolios may also state a "taxable equivalent yield" that is calculated by assuming that net investment income per share is increased by an amount sufficient to offset the benefit of tax exemptions at the stated income tax rate. The Portfolios may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the periods prescribed by the Commission. A Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Portfolio's shares are assumed to have been paid. These advertisements may quote performance rankings or ratings of the Portfolios by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Portfolio's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by each Fund with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by a Fund of the securities of the other Fund whose securities are also offered by this prospectus. Neither Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to the other Fund. See "General Information--Organization."


                                                     SUBSCRIPTION APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
                                             THE ALLIANCE MUNICIPAL INCOME PORTFOLIOS
                                        (see instructions at the front of the application)

====================================================================================================================================

[ ]  INDIVIDUAL OR JOINT ACCOUNT

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Owner's Name (First Name)                 (MI)                 (Last Name)

     [ ][ ][ ][-][ ][ ][-][ ][ ][ ][ ]
     Social Security Number (Required to open account)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Joint Owner's Name* (First Name)          (MI)                 (Last Name)
     * Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.


[ ]  GIFT/TRANSFER TO A MINOR

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Custodian - One Name Only (First Name)    (MI)                 (Last Name)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Minor (First Name)                        (MI)                 (Last Name)

     [ ][ ][ ][-][ ][ ][-][ ][ ][ ][ ]
     Minor's Social Security Number (Required to open account)   Under the State of________ (Minor's Residence)
                                                                 Uniform Gifts/Transfer to Minor's Act

[ ]  TRUST ACCOUNT

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trustee

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trust

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trust (cont'd)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]   [ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Trust Dated                                  Tax ID or Social Security Number (Required to open account)

[ ]  OTHER

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Corporation, Partnership, investment only retirement plan, or other Entity

     [ ][ ][ ][ ][ ][ ][ ][ ][ ]                  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Tax ID Number                                Trustee Name (Retirement Plans Only)

====================================================================================================================================

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Street

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     City                                         State                      Zip Code

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     If Non-U.S., Specify Country

     [ ][ ][ ][-][ ][ ][ ][-][ ][ ][ ][ ]         [ ][ ][ ][-][ ][ ][ ][-][ ][ ][ ][ ]
     Daytime Phone                                Evening Phone

     I am a:    [ ] U.S. Citizen        [ ] Non-Resident Alien          [ ] Resident Alien      [ ] Other




                                                       For Alliance Use Only






------------------------------------------------------------------------------------------------------------------------------------
                                                    3. YOUR INITIAL INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------

The minimum investment is $250 per fund.  The maximum investment in Class B is $250,000; Class C is $5,000,000.

I hereby subscribe for shares of the following Alliance Municipal Income Fund Portfolio(s) and elect distribution options as indicated.
Dividend and Capital Gain Distribution Options:         R   Reinvestment distributions into my fund account.
                                                        -   --------------------------

------------------------------------------              C   Send my distributions in cash to the address I have provided in
        BROKER/DEALER USE ONLY                          -   -----------------------------
            WIRE CONFIRM #                                  Section 2.  (Complete Section 4D for direct deposit to your bank
------------------------------------------                  account.  Complete Section 4E for payment to a third party.)

                                                        D   Direct my distributions to another Alliance fund.  Complete the
------------------------------------------              -   ------------------------------------------------
                                                            appropriate portion of Section 4A to direct your distributions
                                                            (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).
------------------------------------
                                                           CLASS OF SHARES
     Make all checks payable to        -------------------------------------------------------  DISTRIBUTIONS OPTIONS
       Alliance Fund Services                                CONTINGENT                               *CIRCLE*
                                         INITIAL SALES        DEFERRED         ASSET-BASED       ---------------------
------------------------------------         CHARGE         SALES CHARGE       SALES CHARGE                  CAPITAL
        ALLIANCE FUND NAME                     A                 B                  C           DIVIDENDS     GAINS
------------------------------------   ----------------  ------------------  ----------------   ---------   ---------
National Portfolio                     $           (84)  $            (284)  $          (384)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Insured National Portfolio                         (86)               (286)             (386)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Arizona Portfolio                                 (114)               (214)             (314)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
California Portfolio                               (85)               (285)             (385)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Insured California Portfolio                       (91)               (291)             (391)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Florida Portfolio                                  (65)               (265)             (365)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Massachusetts Portfolio                           (115)               (215)             (315)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Michigan Portfolio                                (117)               (217)             (317)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Minnesota Portfolio                                (61)               (261)             (361)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
New Jersey Portfolio                               (69)               (269)             (369)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
New York Portfolio                                 (83)               (283)             (383)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Ohio Portfolio                                     (80)               (280)             (380)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Pennsylvania Portfolio                             (67)               (267)             (367)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Virginia Portfolio                                (121)               (221)             (321)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
                                                                                                R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
                                                                                                R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT                $                 $                   $
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
--------------------------------
 SIGNATURE CARD                      NAME OF FUND:                              For Class A and C only:
--------------------------------     -----------------------------------------
CLASS A OR CLASS C ACCOUNT #
(if known)                                                                      To apply for checkwriting privileges, please
------------------------------------------------------------------------------  complete the signature card to the left.  The
ACCOUNT NAME(S) AS REGISTERED                                                   minimum amount any check can be written
                                                                                for is $500.  The checkwriting privilege is not
------------------------------------------------------------------------------  transferable to any other fund account.  If the
SOCIAL SECURITY NUMBER                                                          account registration is changed, the check
                                                                                writing privilege terminates and must be reap-
------------------------------------------------------------------------------  plied for.
AUTHORIZED SIGNATURE(S) -- for joint accounts, all owners, or their legal
                           representatives, must sign this card.                Checkwriting may result in the imposition of a
                                                                                contingent deferred sales charge against your
1. ........................................................................     account.
2. ........................................................................
3. ........................................................................
------------------------------------------------------------------------------
Check One Box   [ ] All the above signatures are required on checks written against this account.
                [ ] Any one signature is acceptable on checks written against this account.
                [ ] A combination of signatures is required (specify number).

Subject to conditions printed on reverse side.

                                         STATE STREET BANK AND TRUST COMPANY

MY SOCIAL SECURITY (TAX IDENTIFICATION) NUMBER IS:   [ ][ ][ ][ ][ ][ ][ ][ ][ ]

--------------------------------------------------------------------------------
                          4. YOUR SHAREHOLDER OPTIONS
--------------------------------------------------------------------------------
-----------------------------------
A. AUTOMATIC INVESTMENT PLANS (AIP)
-----------------------------------
[ ] WITHDRAW FROM MY BANK ACCOUNT

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

                                Monthly Dollar Amount            Day of Withdrawal
Fund Name                       ($25 minimum)                    (1st thru 31st)                 Circle "all" or applicable months
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------

Your bank must be a member of the National Automated Clearing House Association (NACHA).


[ ] DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to another Alliance fund within the same class of shares.

"From" Fund Name                "From" Fund Account #            "To" Fund Name                  "To" Fund Account #
                                (if existing)                                                    (if existing)
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------


[ ] EXCHANGE SHARES MONTHLY

I authorize Alliance to transact monthly exchanges within the same class of shares between my fund accounts as listed below.

                      "From" Fund Account #    Dollar Amount   Day of Exchange/**/                            "To" Fund Account #
"From" Fund Name      (if existing)            ($25 minimum)   (1st thru 31st)       "To" Fund Name           (if existing)
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------

/**/ Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.


------------------------------------
B. SYSTEMATIC WITHDRAWAL PLANS (SWP)
------------------------------------

In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at least:
    . $10,000 for monthly payments,         . $5,000 for bi-monthly payments,
               . $4,000 for quarterly or less frequent payments

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.


[ ] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

Fund Name and Class of Shares                           Dollar Amount ($50 minimum)              Circle "all" or applicable months
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------


PLEASE SEND MY SWP PROCEEDS TO:

   [ ] MY CHECKING ACCOUNT (via EFT)-
                                                                  (1st - 31st)
       I would like to have these payments occur on or about the [            ]
       of the months circled above. (Complete Section 4D)

   [ ] MY ADDRESS OF RECORD (via CHECK)

   [ ] THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)


                                                                  60088GEN-MIApp

------------------------------------
C. PURCHASES AND REDEMPTIONS VIA EFT
------------------------------------

  You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
  Instructions:  . Review the information in the Prospectus about telephone transaction services.
                 . If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

  PURCHASES AND REDEMPTIONS VIA EFT


  [ ] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.
      In the case of shares purchased by check or EFT, redemption proceeds may not be made available until the Fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.

-------------------
D. BANK INFORMATION
-------------------

 This bank account information will be used for:
 [ ] Distributions (Section 3)           [ ] Automatic Investments (Section 4A)
 [ ] Systematic Withdrawals (Section 4B) [ ] Telephone Transactions (Section 4C)

 Please attach a voided check:
 -                                                                            -


                      Tape Preprinted Voided Check Here.

                We Cannot Establish These Services Without it.




 -                                                                            -
 Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account.

 For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records.

------------------------------
E. THIRD PARTY PAYMENT DETAILS
------------------------------

 This third party payee information will be used for:

 [ ] Distributions (Section 3)          [ ] Systematic Withdrawals (Section 4B)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 1

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 2

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 3


---------------------------------
F. REDUCED CHARGES (CLASS A ONLY)
---------------------------------
 If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

 A. RIGHT OF ACCUMULATION

 [ ] Please link the tax idemnification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

 B. STATEMENT OF INTENT

 [ ] I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

 [ ] $100,000   [ ] $250,000    [ ] $500,000    [ ] $1,000,000

     If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.



-------------------------- -------------------------- --------------------------
Tax ID or Account #        Tax ID or Account #        Tax ID or Account #

--------------------------------------------------------------------------------
     5. SHAREHOLDER AUTHORIZATION           This section MUST be completed
                                                         ----
--------------------------------------------------------------------------------

Telephone Exchanges and Redemptions by Check

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

[_]  I do not elect the telephone     [_]  I do not elect the telephone
          ---                                   ---
     exchange service.                     redemption by check service.



I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid back-up withholding.


------------------------------------    ------------------
Signature                               Date

------------------------------------    ------------------   -----------------
Signature                               Date                 Acceptance Date


--------------------------------------------------------------------------------
      DEALER/AGENT AUTHORIZATION For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

-----------------------------------------   -----------------------------------
Dealer/Agent Firm                           Authorized Signature

-----------------------------------------   ------   --------------------------
Representative First Name                   MI       Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                                       State             Zip Code

                                           (                )
--------------------------------------------------------------------------------
Branch Number                              Branch Phone


--------------------------------------------------------------------------------

The payment of funds is authorized by the signature(s) appearing on the reverse side.

If this card is signed by more than one person, all checks will require all signatures appearing on the reverse side unless a lesser number is indicated. If no indication is given, all checks will require all signatures. Each signatory guarantees the genuineness of the other signatures.

The Bank is hereby appointed agent by the person(s) signing this card (the "Depositor[s]") and, as agent, is authorized and directed to present checks drawn on this checking account to Alliance __________________________________ ("the Fund") or its transfer agent as requests to redeem shares of "the Fund" registered in the name of the Depositor(s) in the amounts of such checks and to deposit the proceeds of such redemptions in this checking account. The Bank shall be liable only for its own negligence.

The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking account as amended from time to time. The Bank and "the Fund" reserve the right to change, modify or terminate this checking account and authorization at any time.

Checks may not be for less than $500 or such other minimum amount as may from time to time be established by "the Fund" upon prior written notice to its shareholders. Shares purchases by check (including certified or cashier's check) will not be redeemed within 15 calendar days of such purchase by checkwriting or any other method of redemption.

No checkwriting available on Alliance World Income and Alliance Corporate Bond.

ENCLOSE THIS CARD WITH THE APPLICATION FORM
60000GEN-SF

                       ALLIANCE SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                     ALLIANCE MUNICIPAL INCOME PORTFOLIOS

National Portfolio            Florida Portfolio         New Jersey Portfolio
Insured National Portfolio    Massachusetts Portfolio   New York Portfolio
Arizona Portfolio             Michigan Portfolio        Ohio Portfolio
California Portfolio          Minnesota Portfolio       Pennsylvania Portfolio
Insured California Portfolio                            Virginia Portfolio

--------------------------------------------------------------------------------
                         INFORMATION AND INSTRUCTIONS
--------------------------------------------------------------------------------

To Open Your New Alliance Account...

Please complete the application and          For certified or overnight
mail it to:                                  deliveries, send to:
     Alliance Fund Services, Inc.            Alliance Fund Services, Inc.
     P.O. Box 1520                           500 Plaza Drive
     Secaucus, New Jersey 07096-1520         Secaucus, New Jersey  07094

---------
Section 1   Your Account Registration (Required)
---------

Complete one of the available choices.  To ensure proper tax reporting to the
IRS:

[RIGHT ARROW]  Individuals, Joint Tenants and Gift/Transfer to a Minor:
                  . Indicate your name(s) exactly as it appears on your social security card.

[RIGHT ARROW]  Trust/Other:
                  . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

---------
Section 2   Your Address (Required)
---------

Complete in full.

---------
Section 3   Your Initial Investment (Required)
---------

For each fund in which you are investing: 1) Write the dollar amount of your initial purchase in the column corresponding to the class of shares you have chosen (If you are eligible for a reduced sales charge, you must also complete
Section 4F) 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

---------
Section 4   Your Shareholder Options (Complete only those options you want)
--------

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.

B. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

C. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.

F. Reduced Charges (Class A only) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

---------
Section 5   Shareholder Authorization (Required)
---------

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
(800) 221-5672.

                               ALLIANCE MUNICIPAL
--------------------------------------------------------------------------------
                                INCOME PORTFOLIOS
--------------------------------------------------------------------------------


                 P.O. Box 1520, Secaucus, New Jersey 07096-1520
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618
                           Prospectus and Application
                                 (Advisor Class)

                                 June [ ], 1996

National Portfolio                                  Michigan Portfolio
Insured National Portfolio                          Minnesota Portfolio
Arizona Portfolio                                   New Jersey Portfolio
California Portfolio                                New York Portfolio
Insured California Portfolio                        Ohio Portfolio
Florida Portfolio                                   Pennsylvania Portfolio
Massachusetts Portfolio                             Virginia Portfolio

--------------------------------------------------------------------------------

Table of Contents                                                          Page

The Portfolios At A Glance .............................................    2
Expense Information ....................................................    3
Financial Highlights ...................................................    4
Description of the Portfolios ..........................................    5
   Investment Objective ................................................    5
   How the Portfolios Pursue Their Objective ...........................    5
   Additional Investment Practices .....................................    8
   Certain Fundamental Investment Policies .............................   13
   Risk Considerations .................................................   13
Purchase and Sale of Shares ............................................   14
Management of the Funds ................................................   16
Dividends, Distributions and Taxes .....................................   16
General Information ....................................................   19

--------------------------------------------------------------------------------


                                     Adviser
                        Alliance Capital Management L.P.
                           1345 Avenue Of The Americas
                            New York, New York 10105


The fourteen Alliance Municipal Income Portfolios, by investing principally in high-yielding, predominantly medium-quality municipal securities, seek to provide their shareholders with the highest level of income exempt from Federal and state tax that is available without assuming undue risk. These securities generally offer current yields above those of higher quality municipal obligations.

Each Portfolio is a series of Alliance Municipal Income Fund, Inc. or Alliance Municipal Income Fund II (each a "Fund"), which are open-end management investment companies. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

This Prospectus offers the Advisor Class shares of each Portfolio which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., each Fund's principal underwriter, and (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards. See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                            Alliance(R)
                                            Mutual funds without the Mystery(SM)


(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Portfolios At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

--------------------------------------------------------------------------------

                               ALLIANCE MUNICIPAL
                                INCOME PORTFOLIOS

                               National Portfolio

                           Insured National Portfolio

                                Arizona Portfolio

                              California Portfolio

                          Insured California Portfolio

                                Florida Portfolio

                             Massachusetts Portfolio

                               Michigan Portfolio

                               Minnesota Portfolio

                              New Jersey Portfolio

                               New York Portfolio

                                 Ohio Portfolio

                             Pennsylvania Portfolio

                               Virginia Portfolio

--------------------------------------------------------------------------------

The Portfolios Seek...
High current tax-free income.

The National Portfolios Invest Principally in...
Diversified portfolios of medium-quality and investment grade municipal securities.

The State Portfolios Invest Principally in...
Non-diversified portfolios of medium-quality and investment grade municipal securities.

The Funds' Investment Manager Is...
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 107 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $156 billion in assets under management as of March 1, 1996. Alliance provides investment management services to 34 of the FORTUNE 100 companies.

The Type Of Investor Who May Want To Invest In These Portfolios Is...
An investor who wants tax-free income or is interested in the advantage of tax-free investing. An investment in one of the Portfolios may soften the "tax bite" because the income an investor earns is tax-free. Of course, bond prices and yields will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost.

A Word About Risk...
The prices of the shares of the Alliance Municipal Income Portfolios will fluctuate as the daily prices of the individual bonds in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of derivative instruments, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus. See "Description of the Portfolios--Additional Investment Practices" and "--Risk Considerations."

Getting Started...
Shares of the Portfolios are available through your financial representative. Each Portfolio offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares may be purchased at net asset value without any initial or contingent deferred sales charges and without distribution expenses. Advisor Class shares may be purchased solely by investors (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc., each Fund's principal underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the broker-dealer or financial intermediary, or its affiliate or agent, for investment advisory or administrative services, or (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. Fee-based programs through which Advisor Class shares may be purchased may impose different requirements with respect to minimum initial and subsequent investment levels than described above. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." Be sure to ask your financial representative about:

--------------------------------------------------------------------------------
                             AUTOMATIC REINVESTMENT
--------------------------------------------------------------------------------
                          AUTOMATIC INVESTMENT PROGRAM
--------------------------------------------------------------------------------
                           SHAREHOLDER COMMUNICATIONS
--------------------------------------------------------------------------------
                            DIVIDEND DIRECTION PLANS
--------------------------------------------------------------------------------
                                  AUTO EXCHANGE
--------------------------------------------------------------------------------
                             SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
                                  CHECKWRITING
--------------------------------------------------------------------------------
                             TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
                               24 HOUR INFORMATION
--------------------------------------------------------------------------------



                                            Alliance(R)
                                            Mutual funds without the Mystery(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                               EXPENSE INFORMATION
--------------------------------------------------------------------------------

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Portfolio. The following table summarizes your maximum transaction costs from investing in the Advisor Class shares of each Portfolio and annual expenses for Advisor Class shares of each Portfolio. For each Portfolio, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.

                                                            Advisor Class Shares
                                                            --------------------

    Maximum sales charge imposed on purchases .............         None
    Sales charge imposed on dividend reinvestments ........         None
    Deferred sales charge .................................         None
    Exchange fee ..........................................         None

--------------------------------------------------------------------------------

                       Operating Expenses                                       Examples
----------------------------------------------------------        -----------------------------------------
National Portfolio                           Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .24%             After 1 year                     $ 4
   Other expenses (a)                            .17%             After 3 years                    $13
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .41%
                                                 ===


Insured National Portfolio                   Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .49%             After 1 year                     $ 7
   Other expenses (a)                            .22%             After 3 years                    $23
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .71%
                                                 ===


Arizona Portfolio                            Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .00%             After 1 year                     $ 5
   Other expenses (after                                          After 3 years                    $15
      reimbursement) (a)                         .48%
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .48%
                                                 ===


California Portfolio                         Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .32%             After 1 year                     $ 5
   Other expenses (a)                            .12%             After 3 years                    $14
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .44%
                                                 ===


Insured California Portfolio                 Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees                               .55%             After 1 year                     $ 8
   Other expenses (a)                            .24%             After 3 years                    $25
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .79%
                                                 ===


Florida Portfolio                            Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .14%             After 1 year                     $ 4
   Other expenses (a)                            .29%             After 3 years                    $14
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .43%
                                                 ===

--------------------------------------------------------------------------------
    Please refer to the footnotes on page [ ] and the discussion following these tables on page [ ].

                       Operating Expenses                                       Examples
----------------------------------------------------------        -----------------------------------------
Massachusetts Portfolio                      Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .00%             After 1 year                     $ 3
   Other expenses (after                                          After 3 years                    $10
      reimbursement (a)                          .30%
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .30%
                                                 ===


Michigan Portfolio                           Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .00%             After 1 year                     $ 7
   Other expenses (after                                          After 3 years                    $21
      reimbursement (a)                          .66%
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .66%
                                                 ===


Minnesota Portfolio                          Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .00%             After 1 year                     $ 4
   Other expenses (after                                          After 3 years                    $13
      reimbursement (a)                          .41%
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .41%
                                                 ===


New Jersey Portfolio                         Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .20%             After 1 year                     $ 5
   Other expenses (a)                            .32%             After 3 years                    $17
                                                 ---
   Total Portfolio
      Operating expenses                         .52%
                                                 ===


New York Portfolio                           Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .25%             After 1 year                     $ 5
   Other expenses (a)                            .20%             After 3 years                    $14
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .45%
                                                 ===


Ohio Portfolio                               Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .00%             After 1 year                     $ 5
   Other expenses (a)                            .45%             After 3 years                    $14
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .45%
                                                 ===


Pennsylvania Portfolio                       Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .30%             After 1 year                     $ 7
   Other expenses (a)                            .40%             After 3 years                    $22
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .70%
                                                 ===


Virginia Portfolio                           Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .00%             After 1 year                     $ 4
   Other expenses (after                                          After 3 years                    $12
      reimbursement) (a)                         .37%
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .37%
                                                 ===

--------------------------------------------------------------------------------

(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Portfolio for each shareholder's account.

(b)  Net of any voluntary fee waiver and expense reimbursement.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. The examples do not reflect any charges or expenses imposed by your financial representative or your employee benefit plan. The management fees listed in the above tables are net of voluntary fee waivers and total expenses are, for certain funds, net of expense reimbursements. Absent such waivers and reimbursements, (i) the management fees for the National, Insured National, California and New York Portfolios would have been .625%,
 .604%, .625% and .625% of daily average net assets, respectively, and total portfolio operating expenses would have been .79%, .82%, .74%, .79% and .82% of average daily net assets, respectively, (ii) the management fees for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios would have been .625% of daily average net assets for each Portfolio, and total operating expenses would have been 4.04%, 1.04%, 3.09%, 2.62%, 2.00%, 1.06%, 1.25%, 1.18% and 6.10% of average daily net assets, respectively. "Other Expenses" are based on estimated amounts for each Portfolio's current fiscal year. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

Each Portfolio is a separate pool of assets constituting, in effect, a separate fund. Except as otherwise indicated, the Portfolios' investment policies are not "fundamental policies" and may, therefore, be changed without a shareholder vote. However, no Portfolio will change its investment policies without contemporaneous written notice to its shareholders. There is no guarantee that any Portfolio will achieve its investment objective.

INVESTMENT OBJECTIVE

The investment objective of each Portfolio (other than the Insured California Portfolio, as discussed below) is to earn the highest level of current income, exempt from Federal and state taxation to the extent described, that is available without assuming what Alliance considers to be undue risk by investing principally in high-yielding, predominantly medium-quality, intermediate and long-term debt obligations issued by: (i) in the case of the National and Insured National Portfolios, states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations and, (ii) in the case of each of the State Portfolios, the named state, and its political subdivisions, agencies and instrumentalities. These securities are generally known as "municipal securities." The average weighted maturity of the securities in each Portfolio normally will range between 10 and 25 years.

Current Federal tax law distinguishes between municipal securities issued to finance certain "private activities" and other municipal securities. Such private activity bonds include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, student loan programs, and water and sewage projects. Interest from such "private activity bonds" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the alternative minimum tax ("AMT") when received by a person in a tax year during which the person is subject to that tax. Because interest on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal securities generally will provide somewhat higher yields than other municipal securities ("AMT-Exempt Bonds") of comparable quality and maturity.

HOW THE PORTFOLIOS PURSUE THEIR OBJECTIVE

The National Portfolio invests principally in a diversified portfolio of municipal securities, the interest from which is wholly exempt from Federal income taxes except when received by a shareholder who will be subject to the AMT. The National Portfolio may invest without limit in AMT-Subject Bonds. As of October 31, 1995, 82% of the National Portfolio's total net assets was invested in AMT-Subject Bonds.

The Insured National Portfolio invests principally in AMT-Exempt Bonds that are insured as to the payment of principal and interest ("insured securities"). The investment policies of the Insured National Portfolio differ from those of the National Portfolio in two respects: (i) whereas the National Portfolio invests principally in AMT-Subject Bonds, the Insured National Portfolio invests principally in a diversified portfolio of AMT-Exempt Bonds; and (ii) as a matter of fundamental policy, the Insured National Portfolio, under normal market conditions, invests at least 65% of its total assets in insured securities. (See page 14 for a further discussion of the insurance feature.) The Insured National Portfolio may be suitable for an investor who will be subject to the AMT to the extent that the after-tax yield of the National Portfolio to such an investor is less than the yield of the Insured National Portfolio. From time to time, the National and Insured National Portfolios may invest 25% or more of their respective total assets in municipal securities whose issuers are located in the same state.

Each of the twelve State Portfolios invests in a non-diversified portfolio of municipal securities the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and from personal income tax in the named state, or in the case of the Florida Portfolio, from the Florida intangible tax (Florida currently imposes no income taxes on individuals.) Normally, substantially all of the total assets of each State Portfolio will be invested in municipal securities of the indicated state. Each Portfolio other than the Insured National and Insured California Portfolios may invest without limit in AMT-Subject Bonds.

The Insured California Portfolio seeks to provide as high a level of current income exempt from Federal income tax and California personal income tax as is consistent with the preservation of capital. As a matter of fundamental policy, the Insured California Portfolio normally invests at least 80% of its total assets in municipal bonds, at least 80% of its total assets in AMT-Exempt Bonds and at least 65% of its total assets in insured securities. The Insured California Portfolio's current policy is to invest at least 65% of its total assets in municipal bonds issued by California or its political subdivisions ("California Bonds"), at least 80% of its total assets in insured bonds, and not to invest in AMT-Subject Bonds. The remainder of the Insured California Portfolio's total assets may be invested in uninsured California Bonds.

The California Portfolio invests in AMT-Subject Bonds issued by California and its political subdivisions. As a matter of fundamental policy, at least 80% of the California Portfolio's total assets normally will be invested in municipal securities and at least 65% of its total assets normally will be invested in AMT-Subject Bonds. The California Portfolio normally will invest at least 65% of its total assets in California Bonds. As of October 31, 1995, 69% of the California Portfolio's total net assets was invested in AMT-Subject Bonds.

The New York Portfolio invests in AMT-Subject Bonds issued by New York State and its political subdivisions. As a matter of fundamental policy, at least 65% of the New York Portfolio's total assets normally will be so invested. In addition, the Portfolio will invest in at least 80% of its net assets in municipal securities the interest on which is exempt from Federal income tax. As of October 31, 1995, 81% of the Portfolio's total net assets was invested in AMT-Subject Bonds.

As of September 30, 1995, 36% of the Arizona Portfolio's total net assets, 63% of the Florida Portfolio's total net assets, 34% of the Massachusetts Portfolio's total net assets, 25% of the Michigan Portfolio's total assets, 29% of the Minnesota Portfolio's total net assets, 55% of the New Jersey Portfolio`s total net assets, 40% of the Ohio Portfolio's total net assets, 52% of the Pennsylvania Portfolio`s total net assets and 38% of the Virginia Portfolio's total net assets were invested in AMT-Subject Bonds.

As a matter of fundamental policy, each of the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios will normally invest (i) at least 65% of its total assets in municipal securities of the named state, and (ii) at least 80% of its net assets in municipal securities the interest on which is exempt from Federal income tax. In addition, the New Jersey Portfolio will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e., New Jersey municipal securities and obligations of the U.S. government, its agencies and instrumentalities ("U.S. Government Securities")). Where consistent with applicable state law, each State Portfolio may also invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if such municipal securities generate interest exempt from Federal income tax and personal income tax (or the Florida intangible tax) in the named state. When Alliance believes that municipal securities of the named state that meet the Portfolio's quality standards are not available, any State Portfolio may invest in securities whose interest payments are only federally tax-exempt.

Municipal Securities--Further Information. The two principal classifications of municipal securities are bonds and notes. Municipal bonds, which are intended to meet longer-term capital needs, are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its assets in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Each Portfolio may invest more than 25% of its total assets in securities or obligations which are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities the interest on which is paid from projects of a similar type.)

Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.

The yields of municipal securities depend on, among other things, conditions in the municipal bond market and fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Normally, lower-rated municipal securities provide yields superior to those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

The high tax-free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's Investors Service, Inc. ("Moody's"), or A or BBB by Standard & Poor's Ratings Services (S&P), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch"). Each Portfolio may maintain up to 25% of its net assets, in municipal securities rated below Baa by Moody's and below BBB by S&P, Duff & Phelps and Fitch or, if non-rated, determined by Alliance to be of comparable quality. At least 75% of the total assets of each Portfolio will be invested in municipal securities rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch. It is expected that no Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration.

Non-rated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

During the fiscal year ended October 31, 1995, the Insured National and Insured California Portfolios invested all of their assets in securities rated A and above by S&P, or if unrated by S&P, considered by Alliance to be of equivalent quality to securities rated A or above. During the following Portfolios' fiscal years ended in 1995, on a weighted average basis, the percentages of the assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, were as follows:

Portfolio                     A and above     BBB         BB          B
--------------------------------------------------------------------------------
National                          84%         16%         --         --
Arizona                           95           5          --         --
California                        81          11           7          1%
Florida                           75          25          --         --
Massachusetts                     91           9          --         --
Michigan                          81          19          --         --
Minnesota                         79          21          --         --
New Jersey                        81          19          --         --
New York                          92           8          --         --
Ohio                              79          15           6         --
Pennsylvania                      78          22          --         --
Virginia                          95           5          --         --


Each Portfolio may invest up to 35% of its total assets in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating or inverse floating rates of interest. See "Additional Investment Practices--Zero Coupon Securities" and "--Variable, Floating and Inverse Floating Rate Investments." Each Portfolio normally will invest at least 65% of its total assets in income-producing securities (including zero coupon securities).

Insurance Feature of the Insured National and Insured California Portfolios. The Insured National and Insured California Portfolios normally will invest at least 65% and 80%, respectively, of their total assets in insured securities. At the time of purchase by a Portfolio, insured securities are either (i) insured under an insurance policy that relates to the specific municipal security in question (a "Specific Issue Insurance Policy") or (ii) insured under a Mutual Fund Insurance Policy issued to the Portfolio's Fund by an appropriate insurer. If a municipal security is already covered by a Specific Issue Insurance Policy when acquired by the Portfolio, then coverage will not be duplicated by a Mutual Fund Insurance Policy. Based upon the expected composition of each of the Insured National and Insured California Portfolios, Alliance estimates that the annual premiums for a Mutual Fund Insurance Policy and/or Special Issue Insurance Policy will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for a Mutual Fund Insurance Policy, and for many Specific Issue Insurance Policies, which are paid from each of the Insured National and Insured California Portfolio's assets, will reduce each Portfolio's current yield. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for municipal securities held by the Insured National and Insured California Portfolios reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

The Insured National and Insured California Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by any insurer having a claims-paying ability rated AA by S&P or Aaa by Moody's. Alliance is familiar with five such insurers, Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), Financial Security Assurance Inc. ("FSA") and Capital Guaranty Insurance Company ("CGIC"). S&P has rated AAA the claims-paying ability of MBIA, FGIC, AMBAC, FSA and CGIC, and the municipal bonds insured by these organizations. Further information with respect to MBIA, FGIC, AMBAC, FSA and CGIC is provided in the Statement of Additional Information of Alliance Municipal Income Fund, Inc.

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Portfolios may engage in the following investment practices to the extent described in this Prospectus. See the Statement of Additional Information of each Fund for a further discussion of the uses, risks and costs of engaging in these practices.

Derivatives. The Portfolios may use derivatives in furtherance of their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, and in place of more traditional direct investments. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgement, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, while a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option would be obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." Examples of this type of structured security include certain securities described below under "Variable, Floating and Inverse Floating Rate Instruments."

While the judicious use of derivatives by highly experienced investment managers such as Alliance can be quite beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's portfolio and the ability to forecast price and interest rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. Following is a description of specific derivatives currently used by one or more of the Portfolios.

Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by the Portfolios. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time. See "Illiquid Securities" below.

Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities or U.S. Government Securities and contracts based on any index of municipal securities or U.S. Government securities.

Options on futures contracts are options that call for the delivery upon exercise of futures contracts. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes.

A Portfolio will not enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets.

Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Portfolio enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by a Portfolio if, as a result, the Portfolio's aggregate forward commitments under such transactions would be more than 20% of its total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

Interest Rate Transactions (Swaps, Caps and Floors). Each Portfolio may enter into interest rate swap, cap or floor transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. A Portfolio will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. Each Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective. For a discussion of the tax treatment of zero coupon Treasury securities, see "Dividends, Distributions and Taxes--Zero Coupon Treasury Securities" in the Statement of Additional Information of each Fund.

Variable, Floating and Inverse Floating Rate Instruments. Municipal securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. These are generally known as inverse floaters. Typically, the first of the components (the "auction component") pays an interest rate that is reset periodically through an auction process, while the second of the components (the "residual component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the inverse floater is based. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in such variable or floating rate of interest. The degree of leverge inherent in inverse floaters is associated with a greater degree of volatility in terms of market value, such that the market values of inverse floaters will tend to decrease more rapidly during periods of rising interest rates, and increase more rapidily in periods of falling interest rates, than those of fixed rate municipal securities.

Repurchase Agreements. A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Illiquid Securities. Subject to any applicable fundamental investment policy, each Portfolio may not maintain more than 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Portfolio may not be able to realize their full value upon sale. With respect to each Portfolio that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors or Trustees of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors or Trustees.

Defensive Position. Under normal circumstances, substantially all of the total assets of each Portfolio will be invested in the types of municipal securities described in "How The Portfolios Pursue Their Objective" above. However, when business or financial conditions warrant, each Portfolio may assume a temporary defensive position and invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio may also invest without limit in high-quality municipal notes, rated SP-2 or higher by S&P, MIG-2 (or VMIG-2) or higher by Moody's, D-1 or higher by Duff & Phelps or FIN-2 or higher by Fitch, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government Securities or repurchase agreements).

Portfolio Turnover. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in each Portfolio will not exceed 250%. An annual turnover rate of 200% occurs, for example, when all of the securities in a Portfolio are replaced twice in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by a Portfolio and its shareholders.

However, the execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities. See "Dividends, Distributions and Taxes."

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Portfolio has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Portfolio are set forth in the Statements of Additional Information.

No Portfolio other than the Insured California Portfolio may: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of the total assets of the National and Insured National Portfolios and 50% of the total assets of the State Portfolios (other than the Insured California Portfolio) each such Portfolio may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users), U.S. Government Securities and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries (for purposes of this restriction, the Portfolio will regard the entity with the primary responsibility for the payment of interest and principal as the issuer); (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) have more than 5% of its assets invested in repurchase agreements with the same dealer; (v) borrow money except from banks for temporary or emergency purposes and then in amounts not exceeding 20% of its total assets; or (vi) in the case of the National, Insured National, New York and California Portfolios, invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments.

The Insured California Portfolio may not: (i) except when investing for temporary defensive purposes, invest more than 35% of its total assets in securities not covered by insurance which provides for the payment of principal of and interest on such securities or invest more than 20% of its total assets in securities the interest from which is subject to Federal income tax and California personal income tax (there is no limit on the amount of securities that may be insured by a single insurance company); (ii) invest more than 5% of its total assets in the securities of any one issuer or invest in more than 10% of the voting securities of any one issuer except that up to 50% of the Insured California Portfolio's total assets may be invested without regard to this limitation and except that this does not limit the amount of the Insured California Portfolio's assets that may be invested in U.S. Government Securities; (iii) invest more than 25% of its total assets in a single industry, except that there is no limit on the amount of its assets which may be invested in municipal securities issued by governments or political subdivisions thereof, in a particular segment of the municipal securities market or (subject to (ii) above) in U.S. Government Securities; (iv) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; or (v) borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts not in excess of 15% of its total assets at the time of such borrowing.

RISK CONSIDERATIONS

Municipal Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. See the Statements of Additional Information for a description of the ratings used by Moody's, S&P, Duff & Phelps and Fitch.

Investments in Lower-Rated Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities.

Non-rated Securities. Non-rated securities will also be considered for investment by a Portfolio when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

Non-diversified Status. Each of the State Portfolios is a "non-diversified" investment company, which means the Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible than a geographically diversified municipal securities portfolio to local risk factors. Such risks arise from the financial condition of the state involved and its municipalities. To the extent such state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. The Statements of Additional Information of the Funds provide certain information about the particular states.

Each Portfolio, however, intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in the Statements of Additional Information. To so qualify, among other requirements, each Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of any such single issuer. A Portfolio's investments in U.S. Government securities are not subject to these limitations.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

Each Portfolio offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of each Portfolio may be purchased through your financial representative at net asset value without any initial or contingent deferred sales charges and without distribution expenses. Advisor Class shares may be purchased solely by investors (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the broker-dealer or financial intermediary, or its affiliate or agent, for investment advisory or administrative services, or (ii) through a self directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets. The minimum initial investment in each Portfolio is $250. The minimum for subsequent investments in each Portfolio is $50. Investments of $25 or more are allowed under the automatic investment program in each Portfolio and under a 403(b)(7) retirement plan. Share certificates are issued only upon request. Under certain conditions, the Funds may suspend purchases of shares. See the Subscription Application and Statements of Additional Information for more information. In the case of the State Portfolios, each Portfolio is available only to residents of the indicated state.

The Portfolios may refuse any order to purchase Advisor Class shares. In this regard, the Portfolios reserve the right to restrict purchases of Advisor Class shares (including exchanges) when there appears to be evidenced of a pattern of frequent purchases and sales made in response to short-term fluctuations in share price.

How The Portfolios Value Their Shares

The net asset value of Advisor Class shares of a Portfolio is calculated by dividing the value of the Portfolio's net assets allocable to the Advisor Class by the outstanding shares of the Advisor Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors or Trustees believe would accurately reflect fair market value.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Portfolio to a Fund on any day the Exchange is open, either directly or through your financial representative. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee-based program or employee retirement plan, you should consult your financial representative.

Selling Shares Through Your Financial Representative

Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value. Your financial representative is responsible for furnishing all necessary documentation to the Funds, and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to Alliance Fund Serivces, Inc. ("AFS") along with your certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial representative, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                             Alliance Fund Services
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                 1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of their redemption sent to their bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Except for certain omnibus accounts, redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares of any Portfolio for Advisor Class shares of other Alliance Mutual Funds (which include AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange request must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

GENERAL

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Fund that are different from those described in this Prospectus. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Each Portfolio offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of shares of a Portfolio have a common investment objective and investment portfolio. Class A shares are offered with an initial sales charge and pay a distribution services fee. Class B shares have a contingent deferred sales charge (a "CDSC") and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC but pay a distribution services fee. Because Advisor Class shares have no initial sales charge or CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You may obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by telephone at 1-800-221-5672 or by contacting your financial representative.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement"), to provide investment advice and, in general, to conduct the management and investment program of each Portfolio of each Fund, subject to the general supervision and control of the Board of Directors or Trustees of that Fund.

The employees of Alliance principally responsible for each Portfolio's investment program are Mrs. Susan P. Keenan, Mr. David M. Dowden and Mr. Terrance T. Hults. Mrs. Keenan has served in this capacity for each Portfolio since it commenced operations. Messrs. Dowden and Hults have served in this capacity for each Portfolio since 1994 and 1995, respectively. Mrs. Keenan is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), with which she has been associated since prior to 1990. Mr. Dowden is an Assistant Vice President of ACMC with which he has been associated since 1994. Previously he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets. Mr. Hults has been an Assistant Vice President of ACMC since 1995. Previously he was an associate and trader in the Municipal Derivative Products department at Merrill Lynch Capital Markets.

Alliance is a leading international investment manager supervising client accounts with assets as of March 1, 1996 totaling more than $156 billion (of which approximately $48 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 50 registered investment companies managed by Alliance comprising 107 separate investment portfolios currently have over two million shareholders. As of March 1, 1996, Alliance was retained as an investment manager for 34 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statements of Additional Information under "Management of the Fund."

DISTRIBUTION SERVICES AGREEMENTS

Each Fund has entered into a Distribution Services Agreement with AFD with respect to Advisor Class shares. The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of the National and Insured National Portfolio may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                    AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Dividends on shares of a Portfolio will be declared on each Fund business day from the Portfolio's net investment income.

Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. The Funds pay dividends on shares of each Portfolio after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day thereafter. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate net asset value as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend or distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

TAXES

Generally. Each Portfolio intends to qualify for each taxable year to be taxed as a regulated investment company under the Internal Revenue Code (the "Code") and, as such, will not be liable for federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders.

Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to Federal income tax. However, under current tax law, some individuals and corporations may be subject for Federal income tax purposes to the AMT on distributions to shareholders out of income from the AMT-Subject Bonds in which all Portfolios (other than the Insured National and Insured California Portfolios) principally invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income and from AMT taxable income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income, and distributions to shareholders of net realized long-term capital gains are taxable to shareholders as long-term capital gains irrespective of the length of time a shareholder has held his or her Portfolio shares. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for Federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject Bonds should consult their tax advisers before purchasing shares of a Portfolio.

If a shareholder holds shares for six months or less and during that time receives a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of such shares would be disallowed to the extent of such distribution.

Substantially all of the dividends paid by a Portfolio are anticipated to be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions which are exempt from federal income taxes. The Funds will report annually to shareholders the percentage and source of interest earned by a Portfolio which is exempt from federal income tax and, except in the case of the National and Insured National Portfolios, relevant state and local personal income taxes, and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio which is exempt from Florida intangible tax.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Arizona income tax imposed on individuals, corporations, estates and trusts. Such dividends will be exempt from Arizona income tax to the extent they are derived from Arizona municipal securities and U.S. Government Securities. Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations the interest of which is exempt from Arizona state income taxes.

California and Insured California Portfolios. Distributions of interest income by the California Portfolio and by the Insured California Portfolio, to the extent derived from California tax-exempt obligations, will be exempt from California personal income tax.

Florida Portfolio. Dividends paid by the Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an intangible personal property tax at the rate of $2.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government Securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Portfolio's shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Portfolio must, among other things, have its entire portfolio invested in U.S. Government Securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the

Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal income tax. Such dividends will be exempt from Massachusetts personal income tax to the extent attributable to interest from Massachusetts municipal securities exempt from the Massachusetts personal income tax or U.S. Government Securities and are so designated. Dividends designated as attributable to capital gains will be subject to the Massachusetts personal income tax at capital gains tax rates except to the extent designated as attributable to gains on certain Massachusetts municipal securities. Dividends paid by the Portfolio to a corporate shareholder will be subject to Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangibles and single business taxes. Such dividends will be exempt from Michigan personal income tax, the Michigan intangible personal property tax and the Michigan single business tax to the extent that such distributions are derived from Michigan municipal securities and U.S. Government Securities, and provided that at least 50% of the total assets of the Portfolio consist of Michigan municipal securities at the close of each quarter of the Fund's taxable year. To the extent the distributions are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities. For Michigan income, intangibles and single business tax purposes, distributions representing income derived by the Portfolio from sources other than Michigan municipal securities and U.S. Government Securities will be included in Michigan taxable income and will be included in the taxable bases of the Michigan single business and intangibles taxes, except that distributions from capital gains which are reinvested in Portfolio shares are exempt from intangibles taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio to individuals will be exempt from Minnesota personal income tax. However, at least 95% of the exempt-interest dividends paid by the Portfolio during a Fund fiscal year must be derived from Minnesota municipal securities in order for any portion of the exempt-interest dividends paid by the Portfolio to be exempt from the Minnesota personal income tax. Under current Minnesota tax law, some individuals may be subject to the Minnesota AMT on distributions to shareholders out of the income from AMT-Subject Bonds in which the Portfolio invests. Exempt-interest dividends paid by the Portfolio to shareholders that are corporations are subject to Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio to individuals will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the Portfolio must, among other things, invest only in interest bearing obligations, obligations issued at a discount, and cash and cash items including receivables and financial options, futures, forward contracts and other similar financial instruments related to such obligations or to bond indices. In addition, it must have not less than 80% of the aggregate principal amount of its investments, excluding certain financial options and similar financial instruments described above and cash and cash items, invested in New Jersey municipal securities or U.S. Government Securities at the close of each quarter of the tax year. Distributions attributable to gains from New Jersey municipal securities also will be exempt from New Jersey personal income tax, provided the Portfolio satisfies the above requirements. Exempt-interest dividends paid by the Portfolio to a corporate shareholder will be subject to New Jersey corporation business (franchise) tax and the New Jersey corporation income tax.

New York Portfolio. Distributions of interest income by the Portfolio, to the extent derived from New York State municipal securities, or from obligations issued by the government of Puerto Rico or by its authority, will be exempt from New York State and New York City personal income taxes.

Ohio Portfolio. Distributions of interest income and gain by the Portfolio, to the extent such distributions are derived from Ohio municipal securities, will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income base of the Ohio corporate franchise tax; provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. Dividends paid by the Portfolio will not be subject to the Pennsylvania personal income tax or the Philadelphia School District investment net income tax to the extent that the dividends are attributable to interest received by the Portfolio from its investments in Pennsylvania municipal securities or U.S. Government Securities. Exempt-interest dividends paid by the Portfolio and dividends attributable to interest on U.S. Government securities also are not subject to the Pennsylvania Corporate Net Income Tax. Portfolio shares are not considered exempt assets for the purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax. Shares of the Portfolio also are exempt from Pennsylvania county personal property taxes to the extent that the Portfolio consists of Pennsylvania municipal securities or U.S. Government Securities.

Virginia Portfolio. Shareholders may be subject to state and local taxes on distributions from the Portfolio, including distributions which are exempt from Federal income taxes. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia income taxes. So long as the Portfolio qualifies as a regulated investment company under the Code and at least 50% of the value of the total assets of the

Portfolio at the end of each quarter of its taxable year consists of obligations whose interest is exempt from Federal income taxes, dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes to the extent such distributions are either (i) exempt from regular Federal income tax and attributable to interest on Virginia municipal securities or obligations issued by Puerto Rico, the United States Virgin Islands, or Guam or (ii) attributable to interest on obligations of the United States or any authority, commission or instrumentality of the United States. As a general rule, distributions attributable to gains of the Portfolio and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) will be subject to Virginia income taxes. Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares of a Portfolio as a factor in the selection of dealers to enter into portfolio transactions with the Funds.

ORGANIZATION

Alliance Municipal Income Fund, Inc. is a Maryland corporation organized on July 30, 1986. Alliance Municipal Income Fund II is a Massachusetts business trust organized on April 2, 1993. It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by Federal or, in the case of Alliance Municipal Income Fund, Inc., state law. Shareholders have available certain procedures for the removal of Directors or Trustees.

A shareholder in a Portfolio will be entitled to his pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of that Portfolio represented by the redeemed shares. The Funds are empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each Fund vote together as a single class on matters, such as the election of Directors or Trustees, that affect each Portfolio in substantially the same manner. Advisor Class, Class A, Class B and Class C shares of a Portfolio have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses and each of Class A, Class B and Class C shares bears its own distribution expenses. Each class of shares votes separately with respect to matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Board of Directors or Trustees and, in liquidation of a Portfolio, are entitled to receive the net assets of that Portfolio. Since this Prospectus sets forth information about both Funds, it is theoretically possible that one Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning the other Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to the organization of a Fund are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Funds' registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the Principal Underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Portfolios advertise their "yield" and "total return", which are computed separately for each class of shares, including Advisor Class shares. A Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolios may also state a "taxable equivalent yield" that is calculated by assuming that net investment income per share is increased by an amount sufficient to offset the benefit of tax exemptions at the stated income tax rate. The Portfolios may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

The actual distribution rate is computed separately for each class of shares, including Advisor Class shares. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the periods prescribed by the Commission. A Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Portfolio's shares are assumed to have been paid. Advertisements may quote performance rankings or ratings of the Portfolios by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Portfolio's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by each Fund with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.




This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by a Fund of the securities of the other Fund whose securities are also offered by this prospectus. Neither Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to the other Fund. See "General Information--Organization."

(LOGO)                       ALLIANCE MUNICIPAL INCOME FUND II
_________________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 3, 1997

_________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Alliance Municipal Income Fund II (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and if the Fund begins to offer Advisor Class shares the Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares, the "Prospectuses"). The Fund currently does not offer Advisor Class shares. Copies of such Prospectus(es) may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                             PAGE

         Investment Policies and Restrictions

         Management of the Fund

         Expenses of the Fund

         Purchase of Shares

         Redemption and Repurchase of Shares

         Shareholder Services

         Net Asset Value

         Dividends, Distributions and Taxes

         Portfolio Transactions

         General Information

         Report of Independent Auditors and
              Financial Statements

         Appendix A:  Bond and Commercial Paper Ratings       A-1

         Appendix B:  Futures Contracts and Related Options   B-1

         Appendix C:  Options on Municipal and U.S.
              Government Securities                           C-1

(R): This registered service mark used under license from the Owner, Alliance Capital Management L.P.

_________________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
_________________________________________________________________

         The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as otherwise noted, each Portfolio's investment policies are not fundamental and may be changed by the Trustees of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified prior to a material change in such policies.

Alternative Minimum Tax

         Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject Bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Risks of Concentration In a Single State

         The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligers on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

         Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Description of the
Portfolios: Municipal Securities--Further Information" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

         The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia, and are based primarily on information from state publications with respect to Arizona, and from official statements made available in July 1995 with respect to Michigan and Minnesota, September 1995 with respect to Ohio and Virginia, November 1995 with respect to Massachusetts and Pennsylvania and December 1995 with respect to Florida and New Jersey in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolios. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Portfolio or the ability of the respective obligers to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

Arizona Portfolio

         The Arizona Portfolio seeks the highest level of current income exempt from both federal income tax and State of Arizona ("Arizona" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and State of Arizona personal income tax. As a matter of fundamental policy, at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Arizona securities. As a matter of fundamental policy, the Arizona Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Arizona Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Arizona Portfolio are available only to Arizona residents.

Economic Climate

         Arizona has been, and is projected to continue to be, one of the fastest growing states in the United States. Over the last several decades, Arizona has outpaced most other regions of the country in virtually every major category of growth. For example, Arizona's 35% population growth during the 1980s was the third fastest rate in the nation, next to Alaska and Nevada. During the 1990's, Arizona's 20.8% population growth is second only to Nevada. The unemployment rate in Arizona for 1996 was 5.6% and for 1995 was 5.7% compared to a national rate of 5.8% in 1996 and 6.2% in 1995.

         Geographically, Arizona is the nation's sixth largest state in terms of area (113,417 square miles) and the twenty-first largest in population (4,461,000 residents). The State is divided into fifteen counties. Two of these counties, Maricopa County and Pima County, are more urban in nature and account for approximately 78% of total population and 86% of total wage and salary employment in Arizona.

         The growth of Arizona's two major metropolitan statistical areas has historically compared favorably with that of the average for the United States, as well as other major metropolitan areas, during periods of both economic contraction and expansion. Beginning in late 1993 Arizona's economy began a significant expansion resulting in substantial job creation outside the State's historically dominant employment sectors.

         Over the past decade, Arizona's two major metropolitan areas have diversified their employment base in an attempt to buffer against the cyclical nature of various industries and markets. While employment in the mining and agricultural industries has diminished over the last 25 years, job growth has occurred in the aerospace and high technology, construction, finance, insurance, tourism and real estate industries. The service industry is Arizona's single largest employment sector.
A significant percentage of these jobs are directly related to tourism. In the late 1980's and early 1990's, Arizona's economy was adversely affected by problems in the real estate industry, including an excessive supply of unoccupied commercial and retail buildings and severe problems with Arizona-based savings and loan associations, many of which were liquidated by the Resolution Trust Corporation. The winding-up of the RTC has led to a substantially improved real estate market in 1995, and commercial and industrial vacancy rates sharply declined in 1996. Current and proposed reductions in Federal military expenditures are expected to negatively affect the State's economy. Defense-related business plays an important role in Arizona's economy, particularly in the manufacturing sector, and reductions in the defense budget could adversely affect these businesses. In 1994, the Arizona Legislature expanded existing defense restructuring legislation intended to transition defense-related industries into civilian manufacturing. This legislation has been initially successful in preserving Arizona employment in this sector. Arizona has experienced a degree of political instability in recent years, including the impeachment of its Governor in 1988 and a bribery scandal at the Capitol, which resulted in convictions of seven sitting legislators. Arizona's sitting Governor J. Fife Symington III, was indicted on twenty-three counts of violations of federal law in December, 1995 relating to his involvement in various Arizona real estate projects. His trial is scheduled for May, 1997. Symington had previously filed for bankruptcy and his case in bankruptcy court is suspended pending the criminal trial. However, Arizona voters improved the State's image with the passage of the Martin Luther King state holiday in 1992.

         A reform-minded legislature has taken steps to improve Arizona's business climate by reducing taxes and eliminating unnecessary government regulation. Arizona experienced nearly annual budget crises during the late 1980's. However, between 1992 and 1996 the Legislature restrained the growth of State expenditures while substantially reducing taxes. Individual income tax rates have been reduced more than 20% and businesses received corporate income tax and property tax reductions of a substantial magnitude. Nevertheless, tax collectionsrose more than 8% for fiscal year 1995, and 4.8% for fiscal year 1996, reflecting strong economic growth in the State as well as a perceived improvement in the State's business climate.

         Per capita income levels in Arizona have traditionally lagged behind the United States average. However, Arizona's per capita increase in personal income was second in the nation in 1994, and led the nation in 1995. The diversification of Arizona's economy, and its current strength, led to this increase in per capita income, although Arizona still lags behind the United States average. Substantial Indian Reservations and retiree populations are a drag on growth and per capita personal income, although these demographic factors do not suggest an adverse impact on State and local budgets.

         Problems associated with the phenomenal growth Arizona experienced in the 1980's and early 1990's, e.g., air quality, water quality, transportation, and public infrastructure, are currently being addressed by the Arizona legislature and other public bodies. An issue of interest to Arizona municipalities is the availability of sufficient water supplies for current demands and future development. This issue is complex, and any analysis necessarily varies from municipality to municipality. In general, the Arizona legislature has taken steps to help ensure the long-term supplies of water for the State. To this end, Arizona enacted the Groundwater Management Act in 1980, which is comprehensive statute regulating the withdrawal and use of groundwater in the State, particularly those areas with the greatest water demands, including the Phoenix, Tucson, and Prescott metropolitan areas. By 1994, the Central Arizona Project Canal was substantially complete. The CAP delivers water to central Arizona (including the Phoenix and Tucson metropolitan areas), although the price of CAP water still is generally higher than groundwater.

         Another issue of interest, particularly in Maricopa County, is air quality. The Arizona Legislature adopted air quality legislation in 1994, complying with a December 31, 1994 deadline imposed by the United States Environmental Protection Agency ("EPA"). Although Arizona has imposed air quality requirements on businesses and motor vehicles, EPA recently reclassified Maricopa County from a moderate to a severe carbon monoxide nonattainment area and has proposed reclassifying Maricopa County from a moderate to severe ozone nonattainment area. The Governor has proposed additional air quality requirements in an effort to improve the air quality in Maricopa County. EPA's proposal to modify the national air quality standard for particulate matter also may result in the need for additional legislation or regulatory action to avoid EPA reclassifying additional parts of Arizona as nonattainment areas with respect to particulate matter.

         Notwithstanding the strain which had accompanied the recent recession, Arizona is likely to experience continued population growth in the 1990's. The current expansion rate of more than 2% is forecast to continue for the remainder of the decade to be driven by jobs affordable housing, a warm climate and entrepreneurial flight from more heavily regulated states such as California. It is likely that affordable land and a pervasive pro-development culture will continue to attract employers and job seekers. Arizona's housing industry enjoyed its best year ever in 1995, and has had a robust 20% expansion since 1993. It is unlikely that this rate of growth in residential housing will continue in 1997.

Financial Condition

         The Finance Division of the Arizona Department of Administration is responsible for preparing and updating financial statements and reports. The State's financial statements are prepared in accordance with generally accepted governmental accounting principles.

         While general obligation bonds are often issued by local governments, the State of Arizona is constitutionally prohibited from issuing general obligation debt. The State relies on pay-as-you-go capital outlays, revenue bonds and certificates of participation to finance capital projects. Each such project is individually rated based on its specific creditworthiness. Certificates of Participation rely upon annual appropriations for debt service payments. Failure of the obligated party to appropriate funds would have a negative impact upon the price of the bond and could lead to a default.

         Arizona's State constitution limits the amount of debt payable from general tax revenues that may be contracted by the state to $350,000. This, as a practical matter, precludes the use of general revenue bonds for state projects. Additionally, certain other issuers have the statutory power to issue obligations payable from other sources of revenue which affect the whole or large portions of the state. The debts are not considered debts of the State because they are secured solely by separate revenue sources. For example, the Arizona Department of Transportation may issue debt for highways that is paid from revenues generated from, among other sources, state gasoline taxes. The three Arizona universities may issue debt for university building projects payable from tuition and other fees. Salt River Project Agricultural & Improvement District, an agricultural improvement district that operates the Salt River Project (a Federal reclamation project and an electric system which generates, purchases, and distributes electric power to residential, commercial, industrial, and agricultural power users in a 2,900 square-mile service area around Phoenix), may issue debt payable from a number of sources.

         Arizona's Constitution also restricts the debt of certain of the state's political subdivisions. No county, city, town, school district, or other municipal corporation of the state may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (a) under no circumstances may any county or school district of the state become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property and (b) any incorporated city or town of the State with such assent may be allowed to become indebted up to a 20% additional amount for
(i) supplying such city or town with water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality,
(ii) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities, and (iii) the construction, reconstruction, improvement or acquisition of streets, highways or bridges or interests in land for rights-of-way for streets, highways or bridges. Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are, however, exempt from the restrictions on debt set forth in Arizona's constitution and may issue obligations for limited purposes, payable from a variety of revenue sources.

         Arizona's local governmental entities are subject to certain other limitations on their ability to assess taxes and levies which could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for their operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than 2%. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

         Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. For the 1990-91 budget, the Arizona Legislature increased taxes by over $250 million, which led to a citizen's referendum designed to repeal the tax increase until the voters could consider the measure at a general election. After an unsuccessful court challenge, the tax increase went into effect. In 1992, Arizona voters adopted Proposition 108, an initiative and amendment to the State's constitution which requires a two-thirds vote by the Legislature and signature by the Governor for any net increase in state revenues, including the imposition of a new tax, an increase in a tax rate or rates and a reduction or elimination of a tax deduction. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the Legislature. This makes any future tax increase more difficult to achieve. The issue of tax increases has become problematic given the conservative nature of Arizona's Legislature. From 1992 through 1996, the State adopted substantial tax relief, including the 20% individual income tax reduction described above. In 1996, the Legislature reduced property taxes by $200 million, in part by repealing the state tax levy of $.47 per $100 assessed valuation.

         Arizona's budget outlook has improved significantly in recent years. The State budget grew by only 1.8% to $4.5 billion in 1996. The Arizona State budget for fiscal year 1997 is $4.9 billion and is projected to be $5.2 billion for fiscal year 1998. These increases are in line with Arizona's growth. State revenues have consistently exceeded projections. The State currently has an operating funds balance of $273.2 million and a healthy budget stabilization or "rainy day" fund. The improving Arizona economy has resulted in reduced social welfare expenditures, including the State medicaid program, and substantial reversions into the State's general fund for fiscal years 1995-1997.

         Arizona Municipalities rely on a variety of revenue sources. While municipalities cannot collect an income tax, they do impose sales and property taxes. Municipalities also rely on state shared revenues. School districts are funded by a combination of local property taxes and state assistance. In 1993 Maricopa County had a $4.5 million general fund deficit and no reserves. The Maricopa County Board of Supervisors, however, passed a deficit reduction plan which purports to cut the deficit to zero and create a $10 million reserve for contingency liabilities, such as lawsuits. Maricopa County's financial condition has recently improved. However, The Maricopa County health care budget currently is running a substantial deficit.

Litigation

         Arizona's school financing system has historically relied heavily upon local property taxes. In 1991, a lawsuit was filed by a group of school districts challenging the school financing system. On July 21, 1994, the Arizona Supreme Court found unconstitutional the State's method of funding public education. The State Supreme Court also recently affirmed a lower court order directing the Legislature to remedy the constitutional defect by June 30, 1998. The Legislature will debate school finance reform in the 1997 session.

         A lawsuit decided by the U.S. Supreme Court invalidated Arizona's tax treatment of Federal Retirement Benefits for years prior to 1989. In June 1993 the Court, in Harper v. Virginia, directed states, including Arizona, to give meaningful relief under their own laws to federal retirees who the Court said were improperly taxed. As a result, the Arizona Department of Revenue has issued refunds and credit vouchers to federal retirees who paid income taxes on their pensions in the 1984-88 tax years.

Florida Portfolio

         The Florida Portfolio seeks the highest level of current income exempt from both federal income tax and State of Florida ("Florida" or the "State") intangible tax that is available without assuming what the Fund's Adviser considers to be undue risk to income to principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and State of Florida intangible tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Florida Securities. As a matter of fundamental policy, the Florida Portfolio will invest as least 80% of its net assets in municipal securities the interest which is exempt from federal income tax. Under normal market conditions, at least 65% of the Florida Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Florida Portfolio are available only to Florida residents.

         The following is based on information obtained from an Official Statement, dated September 1, 1996, relating to
$250,000,000 State of Florida Full Faith and Credit State Board of Education Public Education Capital Outlay Bonds, 1996 Series
A.

Economic Climate

         As of April 1, 1995 Florida was the fourth most populous state in the nation with an estimated population of 14.1 million. The State's average annual population growth since 1985 has been approximately 2.3% while the nation's average annual growth rate for the same period was approximately 1.0%. During this same period, Florida maintained an average growth of approximately 227,000 new residents per year.

         From 1985 through 1995 Florida's per capita income rose an average of 5.0% per year, while the national per capita income increased an average of 4.9%. The structure of Florida's income differs from that of the nation. Because Florida has a proportionally greater retiree population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits) are a relatively more important source of income. Florida's employment income in 1995 represented 60.6% of total personal income, while the U.S. share of total personal income in the form of wages and salaries and other labor benefits was 70.8%. One positive aspect of this greater diversity is that transfer payments are typically less sensitive to the business cycle than employment income, and, therefore, act as stabilizing forces in weak economic periods. From 1985 through 1995, Florida's total personal income increased by 103% and per capita income expanded by approximately 62.5%. For the U.S., total and per capita personal income increased by approximately 77.8% and 61.0%, respectively. The Southeast as a whole increased its personal income by 90.2% and its per capita income by approximately 68.2%.

         Since 1985, Florida's total employment increased by
approximately 28.5%   Since 1985 non-agricultural job creation
has increased by over 36% compared to the national average which increased by 17% over the same period. Contributing to Florida's rapid rate of growth in employment and income is international trade. Structural changes to Florida's economy have also contributed heavily to the State's strong performance. The State is now less dependent on employment from construction and construction-related manufacturing and resource based manufacturing, which have declined as a proportion of total state employment.

         Florida's service industries sector accounts for nearly 87% of total non-farm employment in Florida. While structurally the southeast and the nation are endowed with a greater proportion of manufacturing jobs, which tend to pay higher wages than some types of service jobs, service employment, historically, tends to be less sensitive to the business cycle. Moreover, manufacturing jobs nationwide and in the southeast are concentrated in areas such as heavy equipment, primary metals, chemicals, and textile mill products. Florida's manufacturing section has a concentration in high-tech and high value added sectors, such as electrical and electronic equipment, as well as printing and publishing. These types of jobs tend to be less cyclical than other forms of manufacturing. Since the beginning of the nineties Florida's manufacturing sector has kept pace with the nation at about 2.6% of total U.S. manufacturing. Tourism is also one of Florida's most important industries. Approximately
40.7 million people visited the State in 1995.

         Florida's dependency on the highly cyclical construction and construction-related manufacturing sectors has declined. For example, total contract construction employment as a share of total non-farm employment reached a peak of over 10% in 1973. In 1980, the share was roughly 7.5% percent, and in 1995, the share had edged downward to nearly 5%. This trend is expected to continue as Florida's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry, with single and multi-family housing starts accounting for approximately 8.5% of total U.S. housing starts in 1995, while the State's population is 5.4% of the nation's population. Total housing starts were 115,500 in 1995.

         Florida's unemployment rate through the 1980's tracked above the national average. In recent years, however, the unemployment rate has tracked above the national average. The average rate of unemployment for Florida since 1986 is 6.2%, while the national average is also 6.2%.

Fiscal Matters

         In December 1992 the State legislature enacted a law whereby the projected revenue windfall will be transferred from the General Revenue Fund to a Trust Fund to defray the costs of matching funds and a wide array of expenditures related to Hurricane Andrew. The amount of the transfer will change based on revisions made by the State's Revenue Estimating Conference. The State's Revenue Estimating Conference has estimated that additional non-recurring general revenues of $159 million during fiscal year 1994-95 will be generated as a result of increased economic activity due to Hurricane Andrew.

         On November 8, 1994 a constitutional amendment was ratified by the voters which limits the growth in state revenues in a given fiscal year to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the legislature vote to raise the limit. For the first year which is fiscal year 1995-96, the limit is based on actual revenues from fiscal year 1994-95.
State revenues are defined as taxes, licenses, fees, charges for services imposed by the Legislature on individuals, business or agencies outside of state government and revenue from the sale of lottery tickets.

         Florida prepares an annual budget which is formulated each year and presented to the Governor and Legislature. Under current law, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues each State fiscal Year.

         In fiscal year 1995-1996, Florida derived an estimated 66% of its total direct revenues from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Florida does not currently impose an individual income tax. The greatest single source of tax receipts in Florida is the sales and use tax, accounting for 69% of general revenue funds available. For the fiscal year which ended June 30, 1996, receipts from this source were $11,461 million, an increase of 7.4% from fiscal year 1994-95

         For fiscal year 1995-96 general revenue plus working capital and budget stabilization funds were $15,311.3 million, a 3.3% increase over 1994-95. Based on effective general revenue fund appropriations of $14,808.6 million, unencumbered reserves at the end of fiscal year 1995-96 are estimated at 502.7 million.



         In fiscal year 1996-97, the estimated general revenue plus working capital and budget stabilization funds available are estimated to be $16,094.7 million, a 5.1% increase from fiscal year 1995-96. The $15,236.5 million in estimated revenues represents a 4.8% increase from the analogous figures in 1995-96. With combined general revenue, working capital and budget stabilization fund appropriations at $15,576.5 million unencumbered reserves at the end of 1996-97 are estimated at $518.2 million.

         The Florida Constitution places limitations on the ad valorem taxation of real estate and tangible personal property for all county, municipal or school purposes, and for water management districts. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. The State does not levy ad valorem taxes on real property or tangible personal property. These limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. The Florida Constitution and the Florida Statutes provide for the exemption of homesteads from all taxation, except for assessments for special benefits, up to the assessed valuation of $5,000. For every person who is entitled to the foregoing exemption, the exemption is increased to a total of $25,000 of assessed valuation for taxes levied by governing bodies.

Massachusetts Portfolio

         The Massachusetts Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts ("Massachusetts" or the "Commonwealth") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Commonwealth of Massachusetts personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Massachusetts securities. As a matter of fundamental policy, the Massachusetts Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Massachusetts Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Massachusetts Portfolio are available only to Massachusetts residents.

         The following was obtained from an Official Statement, dated October 4, 1996, relating to $722,620,000 General
Obligation Refunding Bonds, 1996 Series A and $200,000,000
General Obligation Bonds, Consolidated Loan of 1996, Series D.

Economic Climate

         The Commonwealth of Massachusetts is a densely populated urban state with a well-educated population, comparatively high income levels, low rates of unemployment and a relatively diversified economy. According to the 1990 census, Massachusetts had a population density of 768 persons per square mile, as compared to 70.3 for the United States as a whole. It thus had the third greatest population density following Rhode Island and New Jersey. Massachusetts experienced a modest increase in population between 1980 and 1990. . In 1995, the population of Massachusetts was approximately 6,074,000.

         Per capita personal income for Massachusetts residents, unadjusted for differentials in the cost of living, was $26,994 in 1995, as compared to the national average of $22,788. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

         The Massachusetts service sector, which constituted 35.2% of the total non-agricultural work force in August 1996, is the largest sector in the Massachusetts economy. Government employment represents 12.2% of the Massachusetts work force. While total employment in construction, manufacturing, trade, government, services, and finance, insurance and real estate declined between 1988 and 1992, total employment in all those sectors, excluding manufacturing, increased in 1993 and 1994.

         Between 1982 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation. Since 1989, however, both Massachusetts and New England have experienced growth rates significantly below the national average. An economic recession in 1990 and 1991 caused negative growth rates in Massachusetts and New England. In 1992, the Gross State Product for Massachusetts grew at a rate of 1.5 percent while the total Gross Domestic Product for the United States grew at a rate of 2.5 percent. Between 1988 and 1992, total employment in Massachusetts declined 10.7%. In 1993, 1994 and 1995, however, total employment increased by 1.6% and 2.2% and 2.4%, respectively. Massachusetts' unemployment rate averaged 8.6% in 1992, 6.9% in 1993, 6.0% in 1994 and 5.4% in
1995. During the first seven months of 1996, the unemployment rate fluctuated between 5.3% and 5.8%.

Financial Condition

         Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.

         Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or
(c) indirect obligations.

         Debt service expenditures of the Commonwealth in fiscal year 1992 totaled $898.3 million, representing a 4.7% decrease from fiscal year 1991. Debt service expenditures for fiscal year 1993, fiscal year 1994, fiscal year 1995 and fiscal year 1996 were $1.140 billion, $1.149 billion and $1.231 billion and $1.183 billion, respectively, and are projected to be $1.293 billion for fiscal year 1997. In January 1990, legislation was enacted which imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest on general obligation debt (excluding Fiscal Recovery Bonds) of Massachusetts.

         The budgeted operating funds of the Commonwealth ended fiscal year 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and aggregate ending fund balances in the budgeted operating fund of the Commonwealth of approximately $589.3 million. Budgeted revenues and other sources for fiscal year 1994 totaled approximately $15.550 billion, including tax revenues of $10.607 billion. The budgeted operating funds of the Commonwealth ended fiscal year 1995 with a surplus of revenues and other sources over expenditures and other uses of $136.7 billion and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $726 million. Budgeted revenues and other sources for fiscal year 1995 totaled approximately

$16.387 billion, including tax revenues of $11.163 billion.
Total revenues and other sources increased by approximately 5.4% from fiscal year 1994 to fiscal year 1995 while tax revenues
increased by 5.2% for the same period.   Unaudited financial
information for fiscal year 1996 shows that budgeted revenues and other sources collected in fiscal year 1996 were approximately $17.323 billion, including tax revenues of approximately $12.049 billion. Budgeted revenues and other sources increased by approximately 5.7% from fiscal 1995 to fiscal 1996, while tax revenues increased by approximately 7.9% for the same period. Budgeted expenditures and other uses of funds in fiscal year 1996 were approximately $16.896 billion, approximately 4.0% above fiscal year 1995 budgeted expenditures.

         The fiscal year 1997 budget was enacted by the Legislature on June 20, 1996, and the Governor approved it on June 30, 1996. The Executive Office for Administration and Finance estimates total spending in fiscal year 1997 to be approximately $17.710 billion, including $261.5 million in continuing appropriations and reserved balances from fiscal 1996, and total budgeted revenues to be approximately $17.242 billion, including approximately $12.123 billion in tax revenues. The tax revenue estimate amounts to an increase of approximately $74 million, or 0.6%, over fiscal year 1996 tax collections. Fiscal year 1997 non-tax revenues are estimated to total approximately $5.119 billion. After adjusting for certain shifts to and from non-budgeted funds, this represents a decrease of $28 million, or 0.7%, from fiscal 1996 non-tax revenues. This change is attributable almost entirely to Federal reimbursements received in fiscal year 1996 that will not recur in fiscal year 1997.

         Accordingly, fiscal year 1997 estimates show a year-end structural imbalance of approximately $468 million, of which approximately $337 million is attributable to non-recurring factors (the largest being a $233.8 million reduction in tax revenues funded by a 1996 transfer from the General Fund to the Tax Reduction Fund).

         The fiscal year 1997 annual appropriations act
(i) includes increases in spending in certain priority areas, including education, local aid to Massachusetts cities and towns, law enforcement and criminal justice and daycare for those in transitional assistance programs; (ii) provides for certain increased costs, including Medicaid, pensions and debt service; and (iii) includes a series of reorganization proposals designed to streamline the operations of state government, including a reduction in the number of cabinet secretariats and the consolidation of many departments and purchasing activities.

         Current estimates indicate that the passage of the Federal welfare reform legislation enacted in August 1996 will have no impact on the Commonwealth's spending on public assistance programs. While current estimates also indicate a $86.25 million increase in Federal revenues for the Commonwealth in fiscal year 1997, this has not yet been incorporated into estimates for 1997 revenues for purposes of the estimates given herein.

         In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature. Proposition 2 1/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. The law contains certain override provisions and, in addition, permits certain debt servicings and expenditures for identified capital projects to be excluded from the limits by a majority vote, in a general or special election.

         During the 1980's, Massachusetts increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal year 1997, approximately 19.9% of Massachusetts' budget is estimated to be allocated to Local Aid. Direct Local Aid increased from $2.359 billion in fiscal year 1992 to $2.547 billion in fiscal year 1993, to $2.727 billion in fiscal year 1994 and to $2.976 billion in fiscal year 1995. Fiscal year 1996 expenditures for direct Local Aid were $3.246 billion, a 9.1% increase over 1995. It is estimated that fiscal year 1997 expenditures for local aid will be $3.534 billion, which is an increase of approximately 8.9% above the fiscal year 1996 level. In addition to direct Local Aid, Massachusetts provides substantial indirect aid to local governments.

         In November 1990 voters approved a petition which regulates the distribution of Local Aid by requiring, subject to appropriation, distribution to cities and towns of no less than 40% of collection from personal income taxes, sales and use taxes, corporate excise taxes, and lottery fund proceeds. The Local Aid distribution to each city or town would equal no less than 100% of the total Local Aid received for fiscal year 1989. Distributions in excess of fiscal year 1989 levels would be based on new formulas that would replace the current Local Aid distribution formulas. By its terms, the new formulas would have called for a substantial increase in direct Local Aid in fiscal year 1992, and would call for such an increase in fiscal year 1993 and in subsequent years. However, Local Aid payments expressly remain subject to annual appropriation, and fiscal year 1992, fiscal year 1993, fiscal year 1994, fiscal year 1995 and fiscal year 1996 appropriations for Local Aid did not meet, and fiscal year 1997 appropriations for Local Aid do not meet, the levels set forth in the initiative law.

         During fiscal years 1993, 1994, 1995 and 1996, Medicaid expenditures of the Commonwealth were $3.151 billion, $3.313 billion, $3.898 billion and $3.416 billion, respectively. The average annual growth rate from fiscal year 1992 to fiscal year 1996 was 3.9%, compared to an average annual growth rate of approximately 17% between fiscal year 1987 and fiscal year 1991. The Executive Office for Administration and Finance estimates that fiscal year 1997 Medicaid expenditures will be approximately $3.394 billion. Factoring out one-time payments in fiscal year 1996 to settle bills from hospitals and nursing homes dating back to the 1980's, and adjusting for a change in the account structure of the Medicaid program, Medicaid expenditures are projected to remain flat from fiscal year 1996 to fiscal year 1997. The decrease in the rate of growth is due to a number of savings and cost control initiatives that the Division of Medical Assistance continues to implement and refine, including managed care, utilization review and the identification of third party liabilities.

Litigation

         There are pending in courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a defendant. In the opinion of the Attorney General, as of the date of the Official Statement referred to above, no litigation was pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Michigan Portfolio

         The Michigan Portfolio seeks the highest level of current income exempt from both federal income tax and State of Michigan ("Michigan" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and State of Michigan personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Michigan securities. As a matter of fundamental policy, the Michigan Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Michigan Portfolio's total assets will be invested in income- producing securities (including zero coupon securities). Shares of the Michigan Portfolio are available only to Michigan residents.

         The following is based on information obtained from an Official Statement, dated February 14, 1996, relating to
$900,000,000 State of Michigan Full Faith and Credit General
Obligation Notes.

Economic Climate

         In recent years, Michigan's economy has been diversifying, although manufacturing is still an important component of the State's economy.In 1994, employment in durable goods manufacturing accounted for 14.9% of the State's workforce.

         Michigan's economy is recovering from a recessionary period. In 1992, 1993 and 1994, employment increased by .4%, 1.8% and 1.1%, respectively, compared with a flat growth in the region as well as the nation. The State's forecast for the Michigan economy projected a 2.3% growth in real gross domestic product and a 1.5% growth in total salary and wage employment in 1996. This slight growth reflects the ongoing diversification of the Michigan economy. Unemployment rates, which had averaged approximately 9.2% in 1991 and 8.8% in 1992, were reduced to 7.0% in 1993, 5.9% in 1994, and a projected 5.4% in 1995 and 6.0% in
1996, continuing the recent trend of Michigan's unemployment rate being below the national average, compared to the 15 year history of having higher unemployment. State manufacturing employment, which had decreased from 1990 to 1991, increased during 1992, 1993 and 1994. Similarly, Michigan's personal income amounts increased during the same three years.

Financial Condition

         As amended in 1978, Michigan's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of Michigan personal income in the prior calendar year or an average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 Michigan personal income (the total income received by persons in Michigan from all sources as defined and officially reported by the United States Department of Commerce). If revenues in any fiscal year exceed the revenue limitation by one percent or more, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Annual excesses of less than one percent may be transferred into Michigan's Budget and Economic Stabilization Fund ("BSF"). Michigan may raise taxes in excess of the limit in emergency situations.

         The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-2.

         The State has settled litigation regarding the classification of State expenditures for certain mental health programs as spending for local units of government. As a part of the settlement, the State reclassified these expenditures beginning in the report for fiscal year 1992-1993. As recalculated, the proportion of state spending from state sources which is to be paid to local units of government is 48.97%. In fiscal 1992-3, the proportion of state spending which was paid to local units of government was 48.25%, or a shortfall from this proportional percentage of $96,638,380. As required by statute, an amount at least equal to this shortfall will be appropriated to the State's local government payment fund in the next budget submission. The fiscal year 1993-1994 report was issued in October, 1995, and reported that 50% of State spending from State sources was paid to local units of government.

         The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.

         Michigan finances its operations through its General Fund and special revenue funds. The Michigan Constitution provides that proposed expenditures from, and revenues of, any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

         The Michigan State General Fund balances for the
1989-90, 1990-91, 1991-92, 1992-93 and 1993-94 fiscal years were a positive $61.1 million, a negative $310 million, a negative
$169.4 million, $0.0 and a positive $26 million, respectively.

         The State's budget for fiscal year 1995-6 included General Purpose appropriations of $8,409.5 million, 3.3% above fiscal year 1994-5 expenditures, and projected General Purpose revenues of approximately $8,397 million and total General Purpose resources of approximately $8,465 billion. The Governor's Executive Budget for fiscal years 1996-1997 was submitted to the State's legislature on February 8, 1996. The fiscal year 1996-1997 General Fund-General Purpose Executive Budget recommendation totalled $8,246.6 million, and assumed, among other things, certain federal budget reforms. If the assumed federal budget reforms do not occur, cuts of approximately $320 million in the State's 1996-1997 Executive Budget may be required.

         The Michigan Constitution limits Michigan general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by Michigan during the preceding fiscal year,
(ii) short- and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

         On August 19, 1993, the Governor of the State signed into law Act 145, Public Acts of Michigan, 1993 ("Act 145"), a measure which would have significantly impacted financing of primary and secondary school operations and which has resulted in additional property tax and school finance reform legislation.
In order to replace local property tax revenues lost as a result of Act 145, the Michigan Legislature, in December 1993, enacted several statutes which address property tax and school finance reform. The property tax and school finance reform measures included a ballot proposal ("Proposal A") which was subject to voter approval and was in fact approved on March 15, 1994. Under Proposal A as approved, effective May 1, 1994, the State sales and use tax was increased from 4% to 6%, the State income tax was decreased from 4.6% to 4.4%, the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a State property tax of 6 mills began to be imposed on all real and personal property subject to the general property tax. All local school boards can, with voter approval, levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead and non-qualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

Litigation

         The State is involved in litigation that, if unfavorably resolved from the point of view of the State, could substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care, and refund claims under state taxes. The ultimate disposition and consequences of all of these proceedings are not presently determinable.

         Many of Michigan's local school districts have filed lawsuits against the State regarding the manner in which the State disburses funds to school districts for special education and special education transportation, bilingual education, driver education and school lunch programs. The aggregate total amount of liability on the lower court judgments in these cases, including a case captioned Donald Durant, et.al. v. State of Michigan, which is on appeal before the Michigan Supreme Court, was estimated at $495 million as of August 1995.

Minnesota Portfolio

         The Minnesota Portfolio seeks the highest level of current income exempt from both federal income tax and State of Minnesota ("Minnesota" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and State of Minnesota personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Minnesota securities. As a matter of fundamental policy, the Minnesota Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Minnesota Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Minnesota Portfolio are available only to Minnesota residents.

         The following is based on information obtained from an Official Statement, dated October 22, 1996, relating to
$170,000,000 State of Minnesota General Obligation State Various
Purpose Bonds.

Economic Climate

         Minnesota resident population grew from 4,085,000 in 1980 to 4,387,000 in 1990 or, at an average annual compound rate of 0.7%. In comparison, United States population grew at an annual compound rate of 0.9% during this period. Minnesota population is currently forecast to grow at an annual compounded rate of 0.8% through 2005.

         In 1995, the structure of Minnesota's economy paralleled the structure of the United States economy as a whole. State employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of national employment share.

         In the period 1980 to 1990, overall employment growth in Minnesota increased by 17.9%, lagging behind the nation, whose growth increased by 20.1%. While the importance of the agricultural sector in the State has decreased, manufacturing has been a strong sector, with Minnesota employment growth outperforming that of the United States in both the 1980-1990 and 1990-1995 periods. In the durable goods industries, the State's employment in 1994 was highly concentrated in the industrial machinery, instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 31.1% of the State's durable goods employment was concentrated in 1995, as compared to 19.3% for the United States as a whole.

         The importance of the State's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 1995, 29.0% of Minnesota's non-durable goods employment was concentrated in food and kindred industries and 18.2% in paper and allied industries. This compares to 21.7% and 8.9%, respectively, for comparable sectors in the national economy. Both of these sectors rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in the State than in the U.S.

         Mining is currently a less significant factor in the State economy than it was previously. Mining employment, primarily in the iron ore or taconite industry, dropped from
17.3 thousand employed in 1979 to 7.9 thousand employed in 1995. It is not expected that mining employment will return to 1979 levels. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

         Since 1980, State per capita personal income has been within four percentage points of national per capita personal income. In 1995, Minnesota per capita personal income was 103.3% of its United States counterpart. During the period 1980 to 1990, Minnesota ranked first in growth of personal income and fifth during the period 1990 to 1995 among the 12 states in the North Central Region. Over the period 1980 to 1990, Minnesota non-agricultural employment grew 20.3 percent while the entire North Central Region grew 14.4 percent. During the 1990-1995 period, Minnesota non-agricultural employment increased 11.5 percent, while regional employment increased 8.5 percent. Between 1985 and 1995, increases in retail sales in Minnesota averaged 5.6% per year, compounded. This growth, however, was not uniform from year to year. For example, retail sales declined 0.1% in 1987, while growing 11.9% in 1984 and 10.5% in 1992.

         During 1994 and 1995, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 3.6% in 1995, as compared to the national average of 5.2%. As of September 1996, Minnesota's unemployment rate averaged 3.9%, while averaging 5.0% nationally.

Financial Condition

         Minnesota operates on a biennial budget basis. Prior to each fiscal year of a biennium, the Department of Finance allots a portion of the applicable biennial appropriation to each State agency or other entity for which an appropriation has been made. Supplemental appropriation and changes in revenue measures are sometimes adopted by the Legislature during the biennium. An agency or entity may not expend moneys in excess of its allotment. The State's principal sources of nondedicated revenues are taxes of various types. The Accounting General Fund receives no unrestricted federal grants. The only federal funds deposited into the Accounting General Fund are to reimburse the State for expenditures on behalf of federal programs.

         In January 1995, the Governor submitted a proposed budget to the legislature for the 1995-97 biennium (the "Current Biennium"). The proposed budget was based on the November 1994 forecast of Accounting General Fund revenues and expenditures.

         In March 1995, the Department of Finance prepared a revised forecast of revenues and expenditures, and on the basis of this forecast, the Governor provided supplemental budget recommendations to the legislature in March 1995. Legislative hearings were conducted, after which the legislature enacted appropriation and tax bills having the effect of either adopting or modifying the Governor's proposals. The Governor signed into law most of the bills passed by the legislature, but he also exercised his authority to veto appropriation bills in total or on an item-by-item basis.

         Prior to the Current Biennium, Minnesota law established a Budget Reserve and Cash Flow Account in the Accounting General Fund which served two functions. In 1995, the Minnesota legislature separated the Budget Reserve and Cash Flow Account into two separate accounts; the Cash Flow Account and the Budget Reserve Account, each having a different function.

         The Cash Flow Account was established in the Accounting General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Cash Flow Account Balance is set for the Current Biennium at $350 million. No provision has been made for increasing the balance of the Cash Flow Account from increases in forecast revenues over forecast expenditures.

         The Budget Reserve Account was established in the Accounting General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account and the allocation of surplus forecast balances to the Budget Reserve Account are governed by statute. The Budget Reserve Account balance is set for the Current Biennium at $204 million. However, under current law, if during the first year of the Current Biennium Accounting General Fund revenues are forecast to exceed forecast Accounting General Fund expenditures by more than previously forecast, any forecast increased balance is first allocated to increase the Budget Reserve Account to a balance of $220 million. Second, any additional forecast balances in an odd-numbered fiscal year are allocated to reducing school aid property tax recognition percentages to zero. Any remaining forecast balance is unallocated.

         On the basis of the Governor's February 1995 recommendation, the Accounting General Fund would end the Current Biennium on June 30, 1997 with an Unreserved Accounting General Fund balance of $573 million, comprising a Cash Flow Account of $350 million, a Budget Reserve Account of $220 million and an Unrestricted Accounting General Fund balance of $3 million.

         During the 1995 legislative session and the First Special Session, revenue and expenditure measures were enacted for the Current Biennium. Compared to the Governor's February recommendation, these measures increased total resources by $137 million, increased expenditures by $156 million and reduced the recommended Budget Reserve Account by $16 million, from $220 million to $204 million.

         A revenue and expenditure forecast for the Current Biennium was prepared in February, 1996. Accounting General Fund revenues were estimated to be $19.474 billion and Accounting General Fund expenditures were estimated to be $18.840 billion, which resulted in a forecast Unreserved Accounting General Fund balance of $634 million at June 30, 1997.

         Taking into account revenue and expenditure changes and accounting adjustments made from the November, 1995 forecast, the February, 1996 forecast reflected a $49 million improvement in the outlook for the Accounting General Fund. Under current law, of this amount $5 million was allocated for revised estimates of reducing the property tax recognition percentage to zero.

         For purposes of the forecast, the Budget Reserve Account remained at $220 million and the Cash Flow Account remained at $350 million. An Unrestricted Accounting General Fund balance of $64 million was forecast for the end of the Current Biennium, up $49 million from the November forecast.

         The forecast for total Accounting General Fund revenues for the Current Biennium increased by $104 million. Revenues from the four major taxes increased by $63 million and the forecast for other tax and non-tax revenues increased $41 million. Forecast Accounting General Fund expenditures increased by $19 million. The balance at the beginning of the Current Bienium was expected to be $36 million lower than forecast in November.

         The legislative measures enacted for the Current Biennium contain no significant changes to existing tax laws and do not provide for a significant revenue increase. Changes which were enacted included federal conformity changes for personal and corporate income taxes and a rate increase for insurance gross earnings taxes. Individually and in total these changes are not deemed significant by the State.

         Legislation passed by the 1992 legislature established the Minnesota Care program to provide subsidized health care insurance for long term uninsured Minnesotans, reform individual and small group health insurance regulations, create a health care analysis unit to collect condition-specific data about health care practices in order to develop practice parameters for health care providers, implement certain cost containment measures into the system, and establish an office of rural health to ensure the health care needs of all Minnesotans are being met.

         A separate account, the Health Care Access Fund, has been established in the State's Special Revenue Fund to account for revenues and expenditures for the Minnesota Care program. Program expenditures are limited to revenues received in the account. Total resources available to the Health Care Access Fund are forecast to total $439 million in the Current Biennium.

         A previously required transfer from the Health Care Access Fund to the Accounting General Fund was eliminated after Fiscal Year 1995. The purpose of the transfer was to pay for increased costs in the generally funded Medicaid ("MA") and General Assistance Medical Care ("GAMC") programs, due to applicants found ineligible for MinnesotaCare, but qualifying for MA or GAMC.

         The 1995 legislature increased eligibility for MinnesotaCare, the program for low income working Minnesotans. Single adults earning up to 135 percent of the federal poverty level will be eligible for enrollment beginning October 1, 1995. Currently, single adults earning up to 125 percent of the federal poverty level may enroll in the program. The increased enrollment may only occur if projected expenditures do not exceed revenues.

         Based on the level of the Cash Flow Account, the Budget Reserve Account and existing statutory authority to adjust State aid payments to local taxing districts and systems of higher education, the Commissioner of Finance currently estimates that no short-term borrowing will be required during the Current Biennium.

Litigation

         There are now pending against the State legal actions which could, if determined adversely to the State, have a material adverse effect on the State's expenditures and revenues during the Current Biennium.

         In 1994, in Cambridge State Bank et al. v. James the Minnesota Supreme Court ruled that the State must refund a portion of the Minnesota bank excise taxes paid by financial institutions for tax years 1979 through 1983. The 1995 Minnesota Legislature authorized the Commissioner of Finance to issue up to $400 million of State revenue bonds to pay the judgment and the related obligations.

         As of October 3, 1996, $125.4 million of the $200 million of bond proceeds had been expended to pay the judgment and related obligations. The Commissioner of Revenue now expects the total payment to be approximately $220 million. Additional claims have been filed which the Commissioner of Revenue has contested as barred by the statute of limitations. The Commissioner of Revenue now estimates that maximum total payment of all such contested claims would be an additional $40 million.

         On April 12, 1996 the Minnesota Supreme Court ruled in the Alternative Minimum Tax (AMT) actions that the tax did not violate either the Commerce Clause or the Equal Protection Clause of the U.S. Constitution. Two of the plaintiffs will have 90 days from the entry of judgment to file a petition for writ of certiorari to the U.S. Supreme Court, in a case captioned Fairway Foods, Inc. and Henkel Corporation v. State of Minnesota, et al. The State has filed a brief in opposition to the petition. A decision by the U.S. Supreme Court on the petition for certiorari is anticipated before the end of the year.

         In Independent School District No. 625, Saint Paul, Minnesota v. State of Minnesota, the St. Paul School District ("District") commenced a suit in state court against the State of Minnesota, the Legislature, the Governor, the Board of Education, and the Department of Children, Families and Learning and its Commissioner claiming that the State has failed to provide sufficient resources to the District to enable it to provide an adequate education to the District's poor and minority students and students in need of special education and English instruction. The complaint seeks declaratory relief and an order that the State provide the District with the resources it needs. The complaint also seeks an order enjoining the State from continuing to use the current State compensatory aid funding formula which provides additional funding to districts based on the number of students enrolled from families receiving AFDC benefits. While it is impossible at this point to accurately predict the State's exposure in this case, it is possible that the State could be ordered to pay in excess of $10 million to the District.

         Plaintiffs in Minnesota Home Health Care Association v. Gomez allegedly represent a class of all home health care agencies in the State of Minnesota. They have sued the Department of Human Services ("DHS") for declaratory and injunctive relief claiming that DHS has violated federal law (i) by failing to determine payment rates for home health care service provides which are consistent with efficiency, economy and quality of care and which are sufficient to provide adequate patient access, and (ii) by failing to comply with the State Medical Assistance (MA) Plan and DHS rules which allegedly require DHS to pay for services at the provider's submitted charge. The potential loss to the State is estimated at $20 million and may impact the Accounting General Fund. The State prevailed in the District Court. The case is on appeal to the Eighth Court of Appeals.

         In Minnesota Association of Homes for the Aging (MAHA)
v. Gomez Plaintiff, a trade association for non-profit nursing homes in Minnesota, seeks a declaratory judgment that the Department of Human Services (DHS) implemented medical assistance payment rates to nursing homes violates the procedural and substantive requirements of the Boren Amendment of the Social Security Act. Plaintiff seeks to enjoin DHS from implementing the new rates. The potential loss to the State is estimated at $32 million in State dollars and $37 million in federal dollars over the Current Biennium and would adversely impact the Accounting General Fund. The case was dismissed by the District Court and the time for appeal has passed.

         In Minneapolis Branch of the NAACP v. State of Minnesota, the Minnesota Branch of the NAACP and several Minneapolis school children and their parents brought suit in State Court against the State of Minnesota, the Governor, the Treasurer, the Auditor, the Attorney General, the Legislature, various legislators, the State Department of Children, Families and Learning and several of its officials, the State Board of Education and its members, and the Metropolitan Council, claiming that the segregation of minority and poor students in the Minneapolis public schools has deprived the students of an adequate education in violation of the Minnesota Constitution. The plaintiffs also claim that the unequal education received by Minneapolis students relative to students in suburban schools violates the Minneapolis students' right to equal protection under the Minnesota Constitution. It is impossible at this point to estimate the State's exposure in this case especially since the plaintiffs have not articulated the precise relief they are seeking. It is possible that the relief the plaintiffs will ultimately request will involve the redisstribution of minority and poor families in the Minneapolis/St. Paul metropolitan area. The cost of any such relief, if required to be paid by the State, could exceed $10 million. The district court denied the State's motion to dismiss as to the State and certain principal named defendants but the district court did grant the motion to dismiss as to certain other state officials. The district court denied the plaintiffs' motion for partial summary judgment. The District Court is preparing to certify some legal questions to the Minnesota Supreme Court. The parties are also planning to mediate the issues in dispute. In the meantime, District Court proceedings are continuing.

         Plaintiffs in Peter v. Johnson, et al. claim that the State and school districts are required to provide certain special education services in private, parochial schools by the First Amendment freedom of speech and religion, the Fourteenth Amendment, the Equal Protection Clause, the Religious Freedom Restoration Act and the Individuals with Disabilities Education Act. Although damages, costs and attorneys' fees are claimed, no specific dollar amount is identified. If the State should lose the case, the amount of any judgment is difficult to estimate and it is possible that any relief granted could result in the expenditure of funds for education programs in excess of $10,000,000 above current levels. The case is in the discovery stage and dispositive motions are anticipated to be heard by the end of 1996 or early 1997.

New Jersey Portfolio

         The New Jersey Portfolio seeks the highest level of current income exempt from both federal income tax and State of New Jersey ("New Jersey" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which,in the opinion of bond counsel to the issuer, is exempt from federal income tax and fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position). The Fund will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e. New Jersey municipal securities). In addition, during periods when the Fund's Adviser believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt. However, it is anticipated that under normal circumstances substantially all of the Portfolio's total assets will be invested in New Jersey municipal securities. As a matter of fundamental policy, the New Jersey Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the New Jersey Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the New Jersey Portfolio are available only to New Jersey residents.

         The following is based on information obtained from an Official Statement, dated April 15, 1996, relating to
$526,800,000 State of New Jersey General Obligation Bonds,
Refunding Bonds (Series E) and $270,000,000 State of New Jersey
General Obligation Bonds (various purpose).

Economic Climate

         New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 persons per square mile, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was .49% and between 1990 and 1994 the growth rate accelerated to .52%. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase.

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by commercial agriculture. In 1976, voters approved casino gambling for Atlantic City, and that city has again become an important State tourist attraction.

         Total personal income in New Jersey stood at $210.9 billion for 1993 and $219.3 billion for 1994. Personal income increased 4% between 1993 and 1994 but was below the national rate of 5.3%. Historically, New Jersey's average per capita income has been well above the national average. The differential narrowed during the 1970s but widened in the 1980s. In 1994, the State ranked second among all states in per capita personal income ($27,742).



         After experiencing a boom during the mid-1980s, New Jersey, as well as the rest of the Northeast United States, slipped into a slowdown well before the onset of the national recession, which officially began in July 1990 (according to the National Bureau of Economic Research). By the beginning of the national recession, there had already been a decline in construction activity and the growth in the service sectors and the long-term downtrend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing.

         Reflecting the downturn, the rate of unemployment in New
Jersey rose from 3.6% during the first quarter of 1989 to a recessionary peak of 9.3% in 1992. The jobless rate averaged
6.4% during the first ten months of 1995.

         For the recovery period as a whole, May 1992 to October 1995, service-producing employment in New Jersey has expanded by 188,300 jobs. Hiring has been reported by food stores, auto dealers, wholesale distributors, trucking and warehousing firms, utilities, business and engineering/management service firms, hotels/hotel-casinos, social service agencies and health care providers other than hospitals. Employment growth was particularly strong in business services and its personnel supply component with increases of 14,400 and 5,800, respectively, in the 12-month period ending October 1995.

         The manufacturing sector showed evidence of improvement through 1994. Factory employment losses slowed between 1992 and 1994, as the plant closings and layoffs of the recessionary period tapered off and were increasingly counterbalanced by the expansionary impact of rising industrial demand. After totaling about 134,000 over the four-year period through the end of 1992 (an average of 33,500 per year), New Jersey's factory job losses tapered off to 11,100 during 1993 and 5,400 during 1994. During 1995, however, manufacturing job losses appeared to have accelerated, reflecting a slowdown in national manufacturing production activity, with an employment loss of 16,600 for the 12-month period ending October 1995. After having enjoyed actual growth in the number of production workers in 1994, the number of blue-collar workers resumed their decline in 1995 at the same time that managerial and office staff were also reduced as part of nationwide downsizing.

         Conditions have slowly improved in the construction industry, where employment has risen by 21,200 since its low in May 1992. When it began during the late spring of 1992, this sector's hiring rebound was driven primarily by increased homebuilding and public works projects. Nonresidential construction activity has begun to increase in the last two years. Contract awards in this sector posted a 9.7% gain in 1993 and 19.8% in 1994. More recently, nonresidential building construction contracts increased by 9.0% in the first three quarters of 1995 compared with the same period in 1994. Residential construction contracts through September 1995, despite monthly fluctuations, stayed almost even with 1994 ($1,671 million in the first three quarters of 1995 versus $1,677 million in the same period of 1994). Despite a 7.2% decline in nonbuilding or infrastructure construction, largely due to a slowing in public construction projects, total construction contracts rose by 1.6% when comparing the first nine months of 1994 and 1995. Vehicle registrations issued during 1993 were up 18% from 1992 and rose 5.5% from 1993 to 1994. However, registrations were down 2.3% through August 1995, when compared to the same time period in 1994.

         Another indicator of economic improvement is increased consumer spending as evidenced by rising retail sales. While overall retail sales in New Jersey grew by only 1.5% during 1993, they performed much better in 1994 and continued to increase, despite some fall off in the winter of 1995. Sales advanced briskly with retail receipts up 8.1% during 1994 compared with 1993, which was somewhat higher than the 7.8% growth registered nationwide. Consumer spending was sluggish during the winter months of 1995 both nationally and in the State. Statewide sales of retail stores regained momentum in May 1995 and were on a moderately upward trend through August 1995, resulting in sales growth of 3.1% when comparing the first eight months of 1994 with those of 1995. The rising trend in retail sales has translated into steady increases in retail trade jobs (both full- and part-time) and, in September and October 1995, retail employment rose by a total of 5,600 jobs.

Financial Condition

         The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

         Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. The State
Constitution additionally provides that no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

         For the fiscal year ended June 30, 1997, the undesignated fund balances in the General Fund, in which the largest part of the financial operations of the state is accounted for, were projected to be $607.0 million and $569.2 million for fiscal year 1996. Such balance was $1.4 million for the 1992 fiscal year, $760.8 million for the 1993 fiscal year, $937.4 million for the 1994 fiscal year, and $926.0 million for the 1995 fiscal year.

         There are 567 municipalities and 21 counties in New Jersey. During 1993, 1994 and 1995 no county exceeded its statutory debt limitations or incurred a cash deficit in excess of 4% of its tax levy. The number of municipalities which exceeded statutory debt limits was six as of December 31, 1994. Two municipalities incurred a cash deficit greater than 4% of its tax levy for 1994 and 1995. No New Jersey municipality or county has defaulted on the payment of interest or principal on any outstanding debt obligation since the 1930's.

         The Local Authorities Fiscal Control Law provides for State supervision of the fiscal operations and debt issuance practices of local financing authorities. The Local Authorities Fiscal Control law applies to all autonomous public bodies created by counties or municipalities empowered to issue bonds, impose facility or service charges, or levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.).

         As of June 30, 1994, there were 196 locally created authorities with a total outstanding capital debt of approximately $7.0 billion (figures do not include housing authorities and redevelopment agencies). This amount reflects outstanding bonds, notes, and loans payable by the authorities as of their respective fiscal years ended nearest to June 30, 1994.

Litigation

         There are a number of suits making monetary claims against the State, its agencies and employees that together if decided in favor of the complainants would significantly increase State expenditures above those anticipated. There are also individual suits that could have that effect. Among them are suits challenging (a) amendments to the pension laws enacted on June 30, 1994; (b) the method of calculating/collecting the hospital assessment authorized by the Health Care Reform Act of 1992; (c) the constitutionality of annual A-901 hazard and solid waste licensure renewals fees collected by the Department of Environmental Protection and Energy; (d) the state's failure to provide funding to hospitals required by state law to treat all patients, regardless of ability to pay; and (e) the states compliance with the court order in Abbot v. Burke to close the spending gap between poor urban school districts and wealthy districts.

Ohio Portfolio

         The Ohio Portfolio seeks the highest level of income exempt from both federal income tax and State of Ohio ("Ohio" or the "State") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the State, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and State of Ohio personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Ohio securities. As a matter of fundamental policy, the Ohio Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Ohio Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Ohio Portfolio are available only to Ohio residents.

         The following is based on information obtained from an Official Statement, dated January 1, 1997, relating to
$120,000,000 State of Ohio Full Faith and Credit General
Obligation Infrastructure Improvement Bonds, Series 1997.

Economic Climate

         Ohio's 1995 estimated population of over 11 million ranked Ohio seventh among the states in population. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are approximately 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Six cities have population of over 100,000 and 19 over 50,000.

         The greatest growth in Ohio employment in recent years, consistent with national trends, has been in the nonmanufacturing area. Nonmanufacturing industries now employ more than three-fourths of all non-agricultural payroll workers in Ohio.
However, manufacturing (including auto-related manufacturing) remains an important part of Ohio's economy and Ohio ranked fourth in the nation in 1991 in gross state product derived from manufacturing. Economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Since 1960 the ratio of Ohio to United States aggregate personal income has declined, with Ohio moving from fifth among the states in 1960 to seventh in 1994. The unemployment rate in Ohio has fluctuated between 6.0% and 4.3% during the first ten months of 1996.

Financial Condition

         Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures. The State Constitution imposes a duty on the Ohio General Assembly to "provide for raising revenue, sufficient to defray the expenses of the State, for each year, and also a sufficient sum to pay the principal and interest as they become due on the State debt." The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000. The Governor has the power to issue orders to State agencies that will prevent their expenditures and incurred obligations from exceeding available revenue receipts and balances, if he ascertains that such revenue receipts and balances for a current fiscal year will in all probability be less than the appropriations for such year.

         Most State operations are financed through the General Revenue Fund ("GRF") with personal income and sales-use taxes being the major GRF sources. State statutory provisions provide for the use of the Total Operating Fund ("TOF") to manage temporary GRF cash flow deficiencies by permitting the adjustment of payment schedules. The State does not do external revenue anticipation borrowing.

         The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds. These cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding fiscal year. GRF cash flow deficiencies occurred in 7 months in fiscal year 1996 with the highest being approximately $742 million . All those actual, and those projected, cash flow deficiencies are within the TOF limitations discussed above.

         Local school districts in Ohio receive a major portion (on a state-wide basis, in the range of 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes and, in 120 districts, income taxes for significant portions of their budgets. A number of the State's 612 public and 49 joint vocational school districts have in any year required special assistance to avoid year-end deficits. A current program provides for individual district local borrowing, with direct application of certain subsidy distributions to repayment, if needed. In fiscal year 1996 under this program, 20 districts borrowed a total of $87,167,016.

         New legislation addresses larger school districts with financial difficulties. The legislation is similar in application to that employed with respect to municipalities, as discussed below. It has been applied to two districts and five have been placed on a preliminary "fiscal watch" status.

         In July 1994, a State trial court judge ruled Ohio's current method of subsidizing local schools unconstitutional because it permits wide spending disparities among districts. The State appealed, and in August 1995 a court of appeals reversed the trial court's findings. An appeal by plaintiffs of the court of appeals decision is pending on appeal in the Ohio Supreme Court.

         Ohio's incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive certain State subsidies and reimbursements distributed by the State. Procedures have been established for those few cities and villages that have on occasion faced significant financial problems, which include establishment of a joint State/local commission to monitor the municipality's fiscal affairs, with a financial plan developed to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 24 cities and villages. In 19 of these cities and villages the fiscal situation has been resolved and the procedures terminated. A recent amendment to the fiscal emergency legislation extended its potential application to counties and townships. The provisions of the amendments to the fiscal emergency legislation have been applied to one city.

         At present the State itself does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The State Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes unlimited as to amount or rate.

         Litigation pending in Federal district court contests the Ohio Department of Human Services' ("ODHS") prior Medicaid financial eligibility rules for married couples where one spouse is living in a nursing facility and the other spouse resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. It is appealing a court order directing it to provide notice to persons potentially effected by the former rules from 1990 through 1995. It is not possible at this time to state whether this appeal will be successful or, should plaintiffs prevail, the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures of $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional Medicaid expenditures would be approximately $240,000,000.

Pennsylvania Portfolio

         The Pennsylvania Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Commonwealth of Pennsylvania personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Pennsylvania securities. As a matter of fundamental policy, the Pennsylvania Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Pennsylvania Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Pennsylvania Portfolio are available only to Pennsylvania residents.

         The following was obtained from an Official Statement dated October 2, 1996, relating to the issuance of $550,000,000
Commonwealth of Pennsylvania Tax Anticipation Notes, First Series of 1996-1997.

Economic Climate

         The Commonwealth of Pennsylvania is the fifth most populous state. Pennsylvania historically was identified as a heavy industry state, although that reputation changed as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually, while agribusiness and food related industries support $39 billion in economic activity annually.

         Non-agricultural employment in Pennsylvania over the last ten years increased at an annual rate of 1.02 percent. This rate compares to a 0.36 percent rate for the middle Atlantic region and 1.8 percent for the U.S. during the period 1986 through 1995. For the last three years, employment in the Commonwealth has increased 3.4 percent. The growth in employment experienced in Pennsylvania during this period is higher than the
2.9 percent growth in the Middle Atlantic region.

         Non-manufacturing employment has increased in recent years to its 1995 level of 82.1 percent of total employment in Pennsylvania. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 17.9 percent of 1995 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. [In 1995, the services sector accounted for
30.4 percent of all non-agricultural employment while the trade sector accounted for 22.8 percent.]

         Pennsylvania's annual average unemployment rate was below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.9 percent in 1991 and 7.5 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1 percent in 1993. As of August 1996, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 5.3 percent, compared to 5.1 percent for the United States.

         Personal income in the Commonwealth for 1995 was $281.0 billion, an increase of 5.1% over the previous year. During the same period, national personal income increased at a rate of 6.0%. Based on the 1995 personal income estimates, per capita income for 1995 is estimated at $23,279 in the Commonwealth, compared to per capita income in the United States of $22,788.

Financial Condition

         Pennsylvania utilizes the fund method of accounting.
The General Fund, the Commonwealth's largest and principal operating fund, receives all tax receipts, revenues federal grants and reimbursements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all obligation, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

         Financial information for the General Fund is maintained on a budgetary basis of accounting. Since 1984 the Commonwealth has also prepared annual financial statements in accordance with generally accepted accounting principles (GAAP).

         Fiscal 1995 Financial Results (Budgetary Basis):
Commonwealth revenues for the fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1995 closing unappropriated surplus was $540.0 million, an increase of $204.2 million over the fiscal 1994 closing unappropriated surplus prior to transfers.

         Commonwealth revenues were $459.4 million, 2.9 percent, above the estimate of revenues used at the time the budget was enacted. Corporation taxes contributed $329.4 million of the additional receipts largely due to higher receipts from the corporate net income tax. Fiscal 1995 revenues from the corporate net income tax were 22.6 percent over collections in fiscal 1994 and include the effects of the reduction of the tax rate from 12.25 percent to 11.99 percent that became effective with tax years beginning on and after January 1, 1994. The sales and use tax and miscellaneous revenues also showed strong year-over-year growth that produced above-estimate revenue collections. Sales and use tax revenues were $5,526.9 million, $128.8 million above the enacted budget estimate and 7.9 percent over fiscal 1994 collections. Tax receipts from both motor vehicle and non-motor vehicle sales contributed to the higher collections. Miscellaneous revenue collections for fiscal 1995 were $183.5 million, $44.9 million above estimate and were largely due to additional investment earnings, escheat revenues and other miscellaneous revenues. Personal income tax receipts for fiscal 1995 were slightly above the budgeted estimate. Receipts totaled $5,083.2 million, $5.1 million above the estimate and 4.3 percent over collections for fiscal 1994. The higher than estimated revenues from tax sources were due to faster economic growth in the national and state economy than had been projected when the budget was adopted. The higher rate of economic growth for the nation and the state gave rise to increases in employment, income and sales higher than expected which translated into above-estimate tax revenues.

         Tax revenue refunds were also higher than estimated in the budget. The reserve for tax refunds was increased during the fiscal year from $410 million to $460 million, a 110 percent increase over refunds budgeted in fiscal 1994 which were usually low due to a carryover of $160 million of reserves for tax refunds from fiscal 1993. An acceleration of the tax refund process for corporation taxes, litigation settlements, and an increase in the personal income tax poverty exemption contributed to tax refunds being higher than initially budgeted.

         Expenditures (excluding pooled financing expenditures) from commonwealth revenues, including $65.5 million of supplemental appropriations enacted at the close of the 1995 fiscal year, totaled $15,674.7 million, representing an increase of 5 percent over spending during fiscal 1994.

         Funds held in reserve at the end of fiscal 1995 for transfer to the Tax Stabilization Reserve Fund totaled $111.0 million. Of this total, $54.0 million represented the 10 percent transfer of the fiscal year-end balance prescribed in state law at that time. The remaining $57.0 million represented an additional 5 percent of the year-end balance and an additional $30 million proposed by the Governor to be transferred to the Tax Stabilization Reserve Fund. These additional reserves for transfer were authorized in legislation subsequent to the close of the fiscal year.

         Fiscal 1996 Financial Results (Budgetary Basis): The unappropriated surplus (prior to transfers to Tax Stabilization Reserve Fund) at the close of the fiscal year for the General Fund was $183.8 million, $65.5 million above estimate. For the fiscal year, net expenditures and encumbrances from commonwealth revenues, including $113.0 million of supplemental appropriations but excluding pooled financing expenditures, totaled $16,162.9 million. Expenditures exceeded available revenues and lapses by $253.2 million. The difference was funded from a planned partial drawdown of the $437.0 million fiscal year adjusted beginning unappropriated surplus.

         Commonwealth revenues (prior to tax refunds) for the fiscal year increased by $113.9 million over the prior fiscal year to $16,338.5 million representing a growth rate of 0.7 percent. Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. It is estimated that tax changes enacted for the fiscal year reduced commonwealth revenues by $283.4 million representing 1.7 percentage points of fiscal 1996 growth in commonwealth revenues. The most significant tax changes enacted for the fiscal year were (i) the reduction of the corporate net income tax rate to 9.99 percent; (ii) double weighting of the sales factor of the corporate net income apportionment calculation; (iii) an increase in the maximum annual allowance for a net operating loss deduction from $0.5 million to $1.0 million; (iv) an increase in the basic exemption amount for the capital stock and franchise tax; (v ) the repeal of the tax on annuities; and (vi) the elimination of inheritance tax on transfers of certain property to surviving spouses.

         Among the major sources of commonwealth revenues for the fiscal year, corporate tax receipts declined $338.4 million from receipts in the prior fiscal year, largely due to the various tax changes enacted for these taxes. Corporate tax changes were enacted to reduce the cost of doing business in Pennsylvania for the purpose of encouraging business to remain in Pennsylvania and to expand employment opportunities within the state. Sales and use tax receipts for the fiscal year increased $155.5 million, or
2.8 percent, over receipts during fiscal 1995. All of the increase was produced by the non-motor vehicle portion of the tax as receipts from the sale of motor vehicles declined slightly for fiscal 1996. Personal income tax receipts for the fiscal year increased $291.1 million, or 5.7 percent, over receipts during fiscal 1995. Personal income tax receipts were aided by a 10.2 percent increase in non-withholding tax payments which generally are comprised of quarterly estimated and annual final return tax payments. Non-tax receipts for the fiscal year increased $23.7 million for the fiscal year. Included in that increase was $67 million in net receipts from a tax amnesty program that was available for a portion of the 1996 fiscal year. Some portion of the tax amnesty receipts represent normal collections of delinquent taxes. The tax amnesty program is not expected to be repeated.

         Transfers to the Tax Stabilization Reserve Fund from fiscal 1996 operations will be $27.6 million. This amount represents the fifteen percent of the fiscal year ending unappropriated surplus transfer provided under current law. With the addition of this transfer and anticipated interest earnings. the Tax Stabilization Reserve Fund balance will be $211 million.

         Fiscal 1997 Budget: The enacted fiscal 1997 budget provides for expenditures from commonwealth revenues of $16,375.8 million, an increase of 0.6% over appropriated amounts from commonwealth revenues for fiscal 1996. The fiscal 1997 budget is based on anticipated commonwealth revenues before refunds of $16,744.5 million, an increase over actual fiscal 1996 revenues of 2.5 percent. The revenue estimate for fiscal 1997 includes provision for a $15 million tax credit program enacted with the fiscal 1997 budget for businesses creating new jobs. Staggered corporation tax years cause fiscal 1997 revenues to continue to be affected by the business tax reductions enacted during the past two completed fiscal years. These reductions, together with the new job creation tax credit, cause revenue growth comparisons between fiscal 1996 and fiscal 1997 to be understated. When taking into account the effect of the recent tax changes, revenues are anticipated in the fiscal 1997 budget to increase at a rate of 3.0 percent. The fiscal 1997 revenue estimate is based on a forecast of the national economy for real gross domestic product to slow to a growth rate of 2.0 percent for 1996 and below 1.5 percent for 1997. The expectation for slowing economic growth is based on an assumption that the Federal Reserve Board does not cut interest rates and an assumption that foreign economic growth is weak. The consequence of this economic scenario is a U.S. economy with very low growth, slow gains in consumer spending, declining inflation rates, but increasing unemployment which raises the unemployment rate to over 6.0 percent by the end of 1996.

         Increased authorized spending for fiscal 1997 is driven largely by increased costs of the corrections and the probation and parole programs. Continuation of the trend of rapidly rising inmate populations increases operating costs for correctional facilities and requires the opening of new facilities. The fiscal 1997 budget contains an appropriation increase in excess of $11O million for these programs. The approved budget also contains some departmental restructurings. The Department of Community Affairs was eliminated with certain of its programs transferred to the Department of Commerce that has been re-named the Department of Community and Economic Development. In addition to assuming some of the community programs, a significant restructuring of the economic development programs was completed with the establishment of the new Department of Community and Economic Development. Although the departmental restructurings are estimated to save approximately $8 million, a $25 million increase in funds was committed to economic and community development programs for fiscal 1997.

         Providing funding for these program increases in a fiscal year budget where appropriations increased by only $96.7 million, or 0.6 percent, required reductions and savings in other programs funded from the General Fund. A major reform of the current welfare system was enacted in May 1996 to encourage recipients toward self-sufficiency through work requirements, to provide temporary support for families showing personal responsibility and to maintain safeguards for those who cannot help themselves. Net savings to the fiscal 1997 budget of $176.5 million is anticipated. Many of these savings are redirected in the fiscal 1997 budget toward providing additional support services to those working and seeking work. Of the net savings, $21 million is committed to job training opportunities and an additional $69 million towards making day care services available to welfare recipients for work opportunities. The fiscal 1997 budget also provides additional funding without requiring additional appropriations. An actuarial reduction of 112 basis points in the employer contribution rate is estimated to save school districts approximately $21 million for the fiscal year. Additional savings can be expected to be realized by school districts from legislated changes to teacher sabbatical leaves, worker's compensation insurance and to revised prevailing wage surveys by the Department of Labor and Industry. These savings and program funding increases to special education and pupil transportation programs and an initiative for technology improvements for schools are estimated to be equal to approximately $138 million of increased funding to local schools, equivalent to a 4.5% increase in the basic education funding for fiscal 1997.

         The fiscal 1997 budget anticipates receiving $60 million of proceeds from the securitization of $151.7 million of loans held by the Sunny Day Fund. This fund was created to finance large-scale economic development loans to attract significant employment opportunities to the Commonwealth. Its funding was generally obtained from General Fund appropriations. The fund has been abolished and its loans have been transferred to the Pennsylvania Industrial Development Fund ("PIDA"). PIDA will issue bonds secured by its loan revenues, including the Sunny Day Fund loans. The bond proceeds will be used to refund outstanding debt of the Commonwealth. The effect of this transaction on the fiscal 1997 budget is to reduce the amount of debt service needed to be appropriated from the General Fund by at least $60 million.

         The fiscal 1997 budget is based on the presumption that federally enacted reforms to Medicaid would raise the federal reimbursement percentage for those costs to 57 percent from an approximate 53 percent rate for fiscal 1996. The higher reimbursement rate, expected to be effective in October 1996, was anticipated to provide an additional $260 million of federal funds during fiscal 1997 and enable the Commonwealth to reduce its appropriations for the medical assistance program by a like amount for fiscal 1997. The U.S. Congress has not approved the legislation making these changes. Current expectations are that the additional federal funds will not be available at the time and in the amount as anticipated in the approved fiscal 1997 budget. The Commonwealth expects to use intergovernmental transfer funds obtained through a pooling transaction to help make up the loss of this funding.

         The fiscal 1997 budget assumes a drawdown of the $156.3 million fiscal year beginning unappropriated surplus to fund the enacted level of appropriations within the current estimate of revenues. The anticipated drawdown of the balance does not consider the availability of appropriation lapses normally occurring during a fiscal year that are used to fund supplemental appropriations or increase unappropriated surplus.

City of Philadelphia

         Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 Census. The audited General Fund balances of Philadelphia as of June 30, 1995 showed a surplus of approximately $80.5. million, up from approximately $15.4 million as of June 30, 1994.



         In June 1991, the Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created to assist the City of Philadelphia in remedying fiscal emergencies through the issuance of funding debt to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. PICA has issued $1,761,710,000 of its Special Tax Revenue Bonds. Currently, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 30, 1996.

Commonwealth Debt

         The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

         Outstanding general obligation debt totaled $5,054.5 million at June 30, 1996, an increase of $9.1 million from June 30, 1995. Over the 10-year period ending June 30, 1996, total outstanding general obligation debt increased at an annual rate of 1.1 percent. Within the most recent 5-year period, outstanding general obligation debt has grown at an annual rate of 1.1 percent.

         Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth



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

operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Litigation

         On September 28, 1978 the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open.

         The Commonwealth's Office of Attorney General and its Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have identified certain cases as ones where an adverse decision may have a material effect on government operations of the Commonwealth and, consequently, the Commonwealth's ability to pay debt service on its obligations.

         The following are certain significant cases pending against the Commonwealth:

         Baby Neal v. Commonwealth et al.

         The American Civil Liberties Union and various named plaintiffs are seeking an order that would require the Commonwealth to provide additional funding for child welfare services. No figures for the amount of funding sought are available. A similar lawsuit filed in the Commonwealth Court of Pennsylvania was resolved through a court approved settlement that provided for more Commonwealth funding for these services for fiscal year 1991 as well as a commitment to pay to counties $30.0 million over five years.

         In January of 1992, the U.S. District Court denied the ACLU's motion for class certification and held that the "next friends" seeking to represent the interests of the 16 minor plaintiffs in the case were inadequate representatives. The Commonwealth filed a motion for summary judgment on most of the counts in ACLU's complaint. After the motion for summary judgment was filed, the ACLU filed a renewed motion to certify sub-classes.

         In December of 1994, the Third Circuit reversed the ruling. Consistent with the Third Circuit's ruling, the District
Court recently certified the class, and the parties have resumed discovery.

         County of Allegheny v. Commonwealth of Pennsylvania

         On December 7, 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgement to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

         On December 7, 1992, the State Association of County Commissioners filed a new action in mandamus seeking to compel the Commonwealth to comply with the decision in County of Allegheny. The Commonwealth has filed a response in opposition to the new action. The Court issued the writ on July 26, 1996, and appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. Recently the President of the Senate and the Speaker of the House have filed a petition seeking reconsideration from the Court.

         The General Assembly has yet to consider legislation implementing the Supreme Court of Pennsylvania's judgment.

         Fidelity Bank v. Commonwealth of Pennsylvania

         On November 30, 1989, Fidelity Bank, N.A. ("Fidelity") filed a declaratory judgment action in the Commonwealth Court of Pennsylvania in which Fidelity raised various challenges to the constitutional validity of the amended Bank Shares Act and related legislation. Pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues, including interest. Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth settled with intervening banks.

         Although the described settlements have quantified the Commonwealth's exposure to Fidelity and the intervening banks, other banks have filed protective Petitions which are currently pending with the Board of Appeals or Board of Finance and Revenue. Depending upon the outcomes of these administrative appeals, one or more of these banks may seek to raise the issues which were advanced by Fidelity, although not brought to final resolution by the Pennsylvania Supreme Court.

         Pennsylvania Association of Rural and Small Schools
         ("PARSS") v. Casey

         This litigation challenges the constitutionality of the Commonwealth's system for funding local school districts. The trial in state court has been scheduled to commence on January 6, 1997 and the federal court case has been indefinitely stayed.

         Autin v. Department of Corrections, et al.

         In November 1990, the American Civil Liverties Union ("ACLU") brought a class action lawsuit in the United States District Court for the Eastern District of Pennsylvania on behalf of the inmate populations in thirteen Commonwealth correctional institutions. The lawsuit challenged the conditions of confinement at each institution and included specific allegations of over-crowding, deficiencies in medical health services, inadequate enviornmental conditions, disparate treatment of HIV positive prisoners and other assorted claims. No damages are sought. The ACLU sought injunctive relief which would modify conditions, change practices and procedures, and increase the number of staff deployment.

         On August 1, 1994, the parties submitted a proposed settlement agreement to the Court for its review. The Court held hearings on the proposed Settlement Agreement in December 1994. The Court approved the Settlement Agreement with a January 17, 1995 Memorandum. On February 3, 1995, the Commonwealth paid $1.3 million in attorneys' fees to the plaintiffs' attorneys in accordance with the Agreement. The remaining $100,000 in attorneys' fees will paid upon dismissal of the preliminary injunction relating to certain health issues. The parties are currently complying with monitoring provisions outlined in the Agreement. The monitoring phase will expire on January 6, 1998. The attorneys' fees for the 3-year monitoring period will not exceed $60,000 in any one year.

         Envirotest/Synterra Partners

         This litigation was brought by companies which had invested $200 million in reliance on the Commonwealth's adopting an emissions testing program. On December 15, 1995, the Commonwealth of Pennsylvania entered into a Settlement Agreement ("Agreement") pursuant to which the parties settled all claims which Envirotest might have had against the Commonwealth arising from the suspension of the emissions testing program. Under the Agreement, Envirotest is to receive $145 million, with interest at 6 percent per annum, payable $25 million in 1995, $40 million each in 1996, 1997 and 1998. An additional $15 million may be required to be paid in 1998, depending upon the results of property liquidations by Envirotest.

         Trial commenced on May 30, 1996. During the course of the trail, upon motion of the Commonwealth, the Supreme Court of Pennsylvania on July 1, 1996 assumed extraordinary plenary jurisdiction and directed Judge Smith to conclude the proceedings within 60 days and to file with the Supreme Court findings of fact, conclusions of law and a final opinion. The Supreme Court retained jurisdiction. Judge Smith specifically found that "[b]ecause of the lack of adequate funds to comply with the remedial order, the School District is entitled to additional resources for 1996-1997 of $45.1 million.

         On September 10, 1996, the Supreme Court of Pennsylvania issued an order granting the Commonwealth's Motion to Vacate.
The Court directed its Prothonotary to establish a briefing schedule and a date for oral argument and indicated that it would issue a further order limiting the issues to be addressed. Finally, the Supreme Court stated that Commonwealth Court "is divested of jurisdiction of th[e] matter..., and all further proceedings in the Commonwealth Court are stayed pending further order of th[e Supreme] Court." The Supreme Court again retained jurisdiction.

Virginia Portfolio

         The Virginia Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Virginia ("Virginia" or the "Commonwealth") personal income tax that is available without assuming what the Fund's Adviser considers to be undue risk to income or principal by investing in medium-quality, intermediate and long-term debt obligations issued by the Commonwealth, its political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Commonwealth of Virginia personal income tax. As a matter of fundamental policy at least 65% of the Portfolio's total assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Virginia securities. As a matter of fundamental policy, the Virginia Portfolio will invest as least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Under normal market conditions, at least 65% of the Virginia Portfolio's total assets will be invested in income-producing securities (including zero coupon securities). Shares of the Virginia Portfolio are available only to Virginia residents.

         The following is based on information obtained from an Official Statement, dated May 15, 1996, relating to $111,515,000
Commonwealth of Virginia General Obligation Bonds, Series 1996.

Economic Climate

         The Commonwealth of Virginia is the twelfth most populous state in the nation, with approximately 6,646,000 residents. In 1995, its population density was 168 persons per square mile, compared with 72 persons per square mile for the United States.

         The Commonwealth is divided into five distinct regions-- a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

         The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. This is the fastest growing metropolitan area in the Commonwealth and had a 1994 population of 1,889,000. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications. Per capita income for the Northern Virginia portion of Washington, D.C. in 1994 was $27,761.

         According to the U.S. Department of Commerce, Virginians received over $148 billion in personal income in 1994, representing an increase of 89% over 1985 and greater than the national gain of 71.3% for the same period. In 1994, Virginia had per capita income of $22,594, the highest of the Southeast region and greater than the national average of $21,809. Virginia's per capita income rose from 94% to 104% of the national average from 1970 to 1994. However, Virginia per capita personal income in 1990, 1992 and 1994 grew at a lower rate than the U.S. average. Much of Virginia's per capita income gain in the last decade has been due to the continued strength of the manufacturing sectors and the rapid growth of the high-technology industries.

         The value of all residential unit permits issued in 1994 was $3.9 billion, a 6.1 percent increase from 1993. Total residential building permits increased 3.5 percent between 1993 and 1994 but displayed an overall decline of 18 percent between 1989 and 1994. Residential construction in the Virginia portion of Washington, D.C., the Norfolk-Virginia Beach-Portsmouth area and the Richmond-Petersburg area accounted for nearly two-thirds of the state's total residential construction.

         More than 3 million residents of the Commonwealth are in the civilian labor force. Services, the largest employment sector, accounts for 28.4% of nonagricultural employment, and has increased 19.1% from 1991-1995. Manufacturing is also a significant employment sector, accounting for 13.1% of nonagricultural employment in 1995. The industries with the greatest manufacturing employment are transportation equipment, textiles, food processing, printing, electric and electronic equipment, apparel, chemicals, lumber and wood products and machinery. Employment in the manufacturing sector decreased 2.4% from 1991 to 1995.

         Virginia generally has one of the lowest unemployment rates in the nation, according to statistics published by the U.S. Department of Labor. During 1995, an average of 4.5% of Virginia's citizens were unemployed as compared with the national average which was 5.6%.

         Virginia is one of twenty states with a Right-to-Work Law and has a record of good labor management relations. Its favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences.

         Virginia is one of the least unionized of the more industrialized states. Three major reasons for this situation are the Right-to-Work Law, the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment and lumber which are not highly organized in Virginia and the importance of federal civilian and military employment. Typically the percentage of nonagricultural employees who belong to unions in the Commonwealth has been approximately half the U.S. average.

Financial Condition

         The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires the Governor to ensure that expenses do not exceed total revenues anticipated plus fund balances during the period of two years and six months following the end of the General Assembly session in which the appropriations are made. An amendment to the Constitution, effective January 1, 1993, established the Revenue Stabilization Fund. The Revenue Stabilization Fund is used to offset, in part, anticipated shortfalls in revenues in years when


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

appropriations, based on previous forecasts, exceed expected revenues in subsequent forecasts.

         On May 16, 1996, the Governor indicated his intention not to sign the 1996 Budget Bill, as amended, and the Attorney General of the Commonwealth of Virginia filed a petition for a writ of mandamus against the Comptroller in the Supreme Court of Virginia (Gilmore v. Landsidle, Record No. 961014). The purpose of this action is to determine the validity of the 1996 Budget Bill, as amended, and to clarify the scope of the Governor's constitutional authority to veto budgetary items. The spending authority in dispute has no effect on any debt service payments on any bonds of the Commonwealth, its agencies or instrumentalities, but challenges only the 1996 amendments to the 1994-96 biennial budget and does not question the 1996-98 Appropriation Act.

         Tax-supported debt of Virginia includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. Certain bonds issued by certain authorities that are designed to be self-supporting from their individual loan programs are secured in part by a moral obligation pledge of Virginia. Virginia may fund deficiencies that may occur in debt service reserves for moral obligation debt. To date, these authorities have not requested that the Commonwealth fund reserve deficiencies for this debt. There are also several authorities and institutions of the Commonwealth that issue debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies.

         In fiscal year 1995, revenues increased 6.2% from 1994 while total expenditures increased by 10.25%. Although revenues exceeded expenditures in fiscal year 1995, the total general fund balance decreased by $168.0 million. This decrease in the general fund is attributable to a 23% increase in transfers from the general fund, including a $60.0 million settlement payment to federal retirees (see "Litigation" below).

Litigation

         The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

         In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits.

         In Harper v. Department of Taxation, commenced in 1989, federal retirees sought refunds of state income taxes during 1985-1988. In a Special Session in 1994, the General Assembly passed emergency legislation to provide payments to federal retirees in settlement of their claims for overpaid taxes. Approximately 91% of the retirees accepted the settlement which provided for annual payments over a five-year period, commencing March 31, 1995.

         On September 15, 1995, the Virginia Supreme Court rendered its decision in Harper, reversed the judgment of the trial court, entered final judgment in favor of the plaintiff retirees who elected not to settle, and directed that the amounts unlawfully collected be refunded with statutory interest. The total cost of refunding all Virginia income taxes paid on federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $203.2 million ($124.5 in respect of the settlement and the entire $78.7 million in respect of the judgment) has been paid, leaving $191.7 million payable in respect of the settlement--approximately $63.2 million in fiscal year 1997, $62.5 million on March 31, 1998, and (subject to appropriation) $66 million on March 31, 1999.

         The foregoing summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios will invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. For further information on these securities and their issuers, see the general discussions above under "Risks of Concentration. In a Single State" and below under "Additional Investment Policies."

Additional Investment Policies

         General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt


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

commercial paper. In the event a Portfolio invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

         Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, airports, housing projects, resource recovery programs, solid waste disposal facilities, student loan programs and water and sewage disposal facilities.

         Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         A Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

         A Portfolio may invest a maximum of 35% of its total assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

         A Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

         Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

         Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

         Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes and bond anticipation notes, and tax-exempt commercial paper.

         Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

         Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

         There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolios.

         Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 25 years. However, no

Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values, and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions.
The achievement of the Fund's investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission (the "Commission"), although from time to time there have been proposals which would require registration in the future.

         After purchase by a Portfolio, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund's Portfolios would be affected.



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

Additionally, the Fund would reevaluate its investment objectives and policies.

         Defensive Position. Under normal circumstances, substantially all of the total assets of each Portfolio will be invested in the types of securities described in "Investment Objective and Policies" in the Prospectus. For temporary defensive purposes, each Portfolio may also invest without limit in high-quality municipal notes, rated SP-2 or higher by S&P, MIG-2 (or VMIG-2) or higher by Moody's, or FIN-2 or higher by Fitch, or in taxable cash equivalents, including, in the case of each Portfolio other than the Florida Portfolio, (i) short-term obligations of the U.S. Government and its agencies or instrumentalities ("U.S. Government Securities"), (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated A-1 or higher by S&P, Prime-1 or higher by Moody's, or Fitch-1 or higher by Fitch or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Fitch or Aa or higher by Moody's and (iv) repurchase agreements and, in the case of the Florida Portfolio, only (a) short-term U.S. Government Securities and (b) repurchase agreements. If for any reason there is not an adequate supply of Minnesota municipal securities, the Minnesota Portfolio may have to hold cash uninvested in order to preserve the Minnesota tax status of its dividends. Cash held uninvested will not earn income. See "Dividends, Distributions and Taxes."

         Apart from temporary defensive purposes, each Portfolio, other than the Florida Portfolio, may at any time elect to invest up to 20% of its total assets in taxable cash equivalents and repurchase agreements of the types specified in the preceding paragraph. The Florida Portfolio may at any time elect to invest up to 20% of its total assets in short-term U.S. Government Securities and repurchase agreements of the types specified in the preceding paragraph. Nonetheless, it is anticipated that under normal circumstances substantially all of the assets of the Portfolios will be invested in municipal securities generating tax-exempt income.

         Non-Diversified Status. Each Portfolio is non-diversified, which means that the Portfolio is not subject to any statutory restriction under the Investment Company Act of 1940, as amended (the "Act") with respect to the investment of its assets in the securities of a relatively few municipal issuers. As a non-diversified investment company, each Portfolio may present greater risks than a diversified company. Nevertheless, in order to qualify as a "regulated investment company" for Federal income tax purposes, each Portfolio will be restricted in


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

that, among other limitations, at the close of each quarter of the taxable year, at least 50% of the value of each Portfolio's total assets must be represented by cash, government securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of each Portfolio, and to not more than 10% of the outstanding voting securities of any one issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of each Portfolio's total assets may be invested in securities of one issuer.

         Futures Contracts and Options on Futures Contracts.
Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities, U.S. Government Securities or contracts based on financial indices, including any index of municipal securities or U.S. Government Securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges or over-the-counter. These investments techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the prices of securities which a Portfolio intends to purchase at a later date.

         A Portfolio's ability to dispose of its position in futures contracts and options on futures contracts will depend on the availability of liquid markets in such instruments. Markets in futures contracts and options on futures contracts with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If a secondary market does not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell portfolio securities covering an option written by the Portfolio


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

until the option expires or it delivers the underlying security or futures contract upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations.

         The Trustees have adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Trustees have also restricted the Portfolios' use of futures contracts so that the aggregate of the market value of the outstanding futures contracts of the Portfolio and the market value of the futures contracts subject to outstanding options written by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. These restrictions will not be changed by the Fund's Trustees without considering the policies and concerns of the various applicable Federal and state regulatory agencies.

         The successful use of futures and related options draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. If the Adviser were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. Should interest rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will deposit cash, or liquid, high-grade debt obligations equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

         A Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the Portfolio's outstanding futures contracts and the market value of the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government Securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by those Portfolios.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The Portfolios intend to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed


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

to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option call option, while at the same time achieving the desired hedge.

         In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

         If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix C for a further discussion of the use, risks and costs of option trading.

         The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. These Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions are illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolios - Additional Investment Policies - Illiquid Securities" in the Prospectus.

         Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. A Portfolio may also enter into these transactions to protect against price increases of securities the Adviser anticipates purchasing for the Portfolio at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchaser of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

         Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, on the amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Custodian. If a Portfolio enters into an interest rate cap on other than a net basis, the Portfolio will maintain in a segregated account with the Custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap.
A Portfolio will not enter into any interest rate swap, cap or floor unless the unsecured senior debt or the claims paying ability of the other party thereto is then rated in the highest category of at least one nationally recognized rating organization. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account having an aggregate net asset value at least equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

         The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolios would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by any of the Portfolios. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. A Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

         When-Issued Securities and Forward Commitments. Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

         When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No when-issued or forward commitments will be made by any Portfolio if, as a result, more than 20% of the value of such Portfolio's total assets would be committed to such transactions.

         Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government Securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Portfolio requires continual maintenance of collateral held by the Fund's Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's Custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

         General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

         A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and


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

forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security of futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax consideration.

         Illiquid Securities. Subject to any applicable fundamental investment policy, each Portfolio may maintain up to 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, the Portfolios may not be able to realize their value upon sale.

         Defensive Position. Under normal circumstances, substantially all of the total assets of each Portfolio will be invested in the types of municipal securities described in "Description of the Portfolios - How The Portfolios Pursue Their Objective" in the Prospectus. However, when business or financial conditions warrant, each Portfolio may assume a temporary defensive position and invest without limits in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio may also invest without limit in high-quality municipal notes, rated SP-2 or higher by S&P, MIG-2 (or VMIG-2) or higher by Moody's, or FIN-2 or higher by Fitch, or taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S Government Securities or repurchase agreements).

         Portfolio Turnover. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates


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

that the annual turnover in each Portfolio will not exceed 250%. An annual turnover rate of 200% occurs, for example, when all of the securities in a Portfolio are replaced twice in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by a Portfolio and its shareholders. However, the execution costs for municipal securities are substantially less than those for equivalent dollar value of equity securities. See "Dividends, Distributions and Taxes."

         The portfolio turnover rates of securities of the Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio for the fiscal year ended September 30, 1995 were 85%, 146%, 155%, 151%, 117%, 86%, 108%, 114% and 128%, respectively.

         The portfolio turnover rates of securities of the Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio for the fiscal year ended September 30, 1996 were 244%, 237%, 246%, 242%, 195%, 132%, 182%, 185% and 298%, respectively.

         Special Risk Considerations. Securities rated Baa are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

         The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, federally-insured savings and loan associations are required to divest their investments in non-investment grade corporate debt securities by July 1, 1994. Such divestiture could have a material effect on the market and prices of such securities.

         The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

         The Adviser will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest coverage, financial prospects and the strength of the issuer.

         Non-rated municipal securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

         In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

         Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Investment Restrictions

         Unless specified to the contrary, the following restrictions apply to each Portfolio and are fundamental policies which may not be changed with respect to any such Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio (1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. Each such Portfolio may not:

              (1) Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users) or securities issued or guaranteed by the United States Government and (b) consumer finance companies, industrial companies and gas, electric, water and telephone utility companies are each considered to be separate industries (for purposes of this restriction, a Portfolio will regard the entity with the primary responsibility for the payment of interest an principal as the issuer);

              (2) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets, to secure borrowings for temporary or emergency purposes;

              (3) Make short sales of securities, maintain a short position or purchase securities on margin;

              (4) Participate on a joint or joint and several basis in any securities trading account;


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

              (5) Issue any senior security within the meaning of the Act, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all borrowings by the Portfolio) less liabilities (not including all borrowings by the Portfolio) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

              (6) Make loans of its assets to any person, except for (i) the purchase of publicly distributed debt securities, (ii) the purchase of non-publicly distributed securities subject to paragraph 8 below and
         (iii) entering into repurchase agreements;

              (7) Act as an underwriter of securities of other issuers, except that a Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");

              (8) Purchase or sell commodities or commodity contracts, (except forward commitment contracts or contracts for the future acquisition of debt securities and related options, futures contracts and options on futures contracts and other similar contracts);

              (9)  Write put and call options except in
         accordance with its investment objective and policies;
         or

              (10) Purchase or sell real estate.

         Whenever any of the investment restrictions listed above states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation. Under the Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the Act of at least 300% for all borrowings of the Portfolio. In addition, under the Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

Adviser

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1996 of more than $173 billion (of which more than $59 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of September 30, 1996, 33 of the FORTUNE 100 Companies. As of that date, the Adviser and its subsidiaries employed approximately 1450 employees who operated out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Paris, Sao Paolo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 52 registered investment companies comprising 110 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and


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

10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

         As of September 6, 1996, AXA and its subsidiaries owned approximately 60.7% of the issued and outstanding shares of capital stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities in France, the United States, Australia, the United Kingdom, Canada and other countries, principally in Europe and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of September 9, 1996, 36.3% of the issued ordinary shares (representing 49.1% of the voting power) of AXA were owned directly or indirectly by Finaxa, a French holding company ("Finaxa"). As of September 6, 1996, 61.3% of the voting shares (representing 73.5% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.8% of the voting shares representing 40.6% of the voting power), and 23.7% of the voting shares of Finaxa (representing 15.0% of the voting power) were owned by Banque Paribas, a French bank. Including the ordinary shares directly or indirectly owned by Finaxa, the Mutuelles AXA directly or indirectly owned 42.0% of the issued ordinary shares (representing 56.8% of the voting power) of AXA as of September 9, 1996. Acting as a group, the Mutuelles AXA control AXA and Finaxa. In addition, as of September 9, 1996, 7.8% of the issued ordinary shares of AXA without the power to vote were owned by subsidiaries of AXA.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Trustees to serve as the Fund's officers. The advisory fee is accrued daily and paid monthly.

         For the fiscal year ended September 30, 1994 advisory fees payable to the Adviser with respect to the Florida, Minnesota, New Jersey, Ohio and Pennsylvania Portfolios amounted to $0, $0, $0, $0 and $0, respectively.

         For the fiscal period from February 25, 1994
(commencement of operations) to September 30, 1994 advisory fees payable to the Adviser with respect to the Michigan Portfolio amounted to $0.

         For the fiscal period from March 29, 1994 (commencement of operations) to September 30, 1994 advisory fees payable to the Adviser with respect to the Massachusetts Portfolio amounted to $0.
         For the fiscal period from April 29, 1994 (commencement of operations) to September 30, 1994 advisory fees payable to the Adviser with respect to the Virginia Portfolio amounted to $0.

         For the fiscal period from June 1, 1994 (commencement of operations) to September 30, 1994 advisory fees payable to the Adviser with respect to the Arizona Portfolio amounted to $0.

         For the fiscal year ended September 30, 1995 advisory fees payable to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio,
Pennsylvania and Virginia Portfolios amounted to $0, $12,756,
$0, $0, $0, $58,162, $0, $80,386 and $0, respectively.

         For the fiscal year ended September 30, 1996 advisory fees payable to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio,
Pennsylvania and Virginia Portfolios amounted to $0, $69,715, $0,
$0, $0, $132,135, $9,284, $154,349  and $0, respectively.

         The Advisory Agreement became effective on May 12, 1993 having been approved by the unanimous vote, cast in person, of the Fund's Trustees, including the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act of any such party, at a meeting called for that purpose and held on May 12, 1993, and by each Portfolio's initial shareholder on May 12, 1993.

         The Advisory Agreement will continue in effect from year to year with respect to each Portfolio if approved at least annually by a vote of a majority of the outstanding voting securities of each Portfolio or by the Fund's Trustees, including in either case, approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party as defined by the Act. Most recently, the Trustees approved the continuance of the Advisory Agreement until September 30, 1997 at their meeting held on September 11, 1996.

         The Advisory Agreement is terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Fund's Trustees on 60 days' written notice, or by the Adviser on 60 days' written notice, and will terminate automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income

Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Trustees and Officers

         The Trustees and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of each such persons is 1345 Avenue of the Americas, New York, New York 10105.

Trustees

         JOHN D. CARIFA1  - 51, Chairman and President of the
Fund, is the President, Chief Operating Officer and a Director of
Alliance Capital Management Corporation ("ACMC") with which he has been associated since prior to 1992.

         DAVID H. DIEVLER - 67, is an independent consultant. He was formerly Chairman of the Board and President of the Fund and Senior Vice President of ACMC, with which he had been associated since prior to 1992 through 1994. His address is P.O. Box 167. Spring Lake, New Jersey 07762.

         RUTH BLOCK - 66, is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Previously, she was an Executive Vice President and the Chief Insurance Officer of Equitable since prior to 1992. Her address is Box 4653, Stamford, Connecticut 06903.

         JAMES R. GREENE - 75, has been an independent financial consultant since prior to 1992. He is also a Director of ASARCO, Incorporated (metals smelting and refining), Bank Leumi Trust Co., Buck Engineering Company (manufacturing), American Reliance Insurance Co. (insurance) and United Tote (computer software). His address is 134 Buttonwood Drive, Fair Haven, New Jersey 07701.

         DR. JAMES M. HESTER - 72, is President of the Harry
Frank Guggenheim Foundation and a Director of Union Carbide
Corporation with which he has been associated since prior to
_________________________

1An "interested person" of the Fund as defined in the Act.

1992.  He was formerly President of New York University, the New
York Botanical Garden and Rector of the United Nations
University.  His address is 45 East 89th Street, New York, New
York 10128.

         CLIFFORD L. MICHEL - 57, is a member of the law firm of Cahill Gordon & Reindel since prior to 1992. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON - 62, was formerly a partner at Orrick, Herrington & Sutcliff and is currently of counsel to that law firm. His address is 666 Fifth Avenue, 19th Floor, New York,
New York 10103.

Officers

         JOHN D. CARIFA, Chairman and President, (see biography, above).

         WAYNE D. LYSKI, 55, Senior Vice President, is an
Executive Vice President of ACMC with which he has been associated since prior to 1992.

         KATHLEEN A. CORBET, 36, Senior Vice President, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1992.

         SUSAN P. KEENAN 39, Senior Vice President, is a Senior
Vice President of ACMC, with which she has been associated since prior to 1992.

         WILLIAM E. OLIVER 45, Vice President, has been a Vice
President of ACMC, since May 1993.  Previously, he was a Vice
President and Director of Investment Grade Municipal Research with the Prudential Capital Management Group.

         DAVID M. DOWDEN 31, Vice President, is an Assistant Vice
President of ACMC, with which he has been associated since 1993.
Previously, he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets.

         TERRANCE T. HULTS 30, Vice President, is an Assistant
Vice President of ACMC, with which he has been associated since
1993. Previously, he was an Associate and trader in the Municipal Derivative Products Department at Merrill Lynch Capital
Markets.

         EDMUND P. BERGAN JR., 46, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. and Alliance Fund Services, Inc. and Vice President and
Associate General Counsel of ACMC, with which he has been associated since prior to 1992.

         DOMENICK PUGLIESE, Assistant Secretary, 35, is Vice President and Associate General Counsel of Alliance Fund Distributors, Inc. with which he has been associated since May 1995. Previously, he was Vice President and Counsel, Concord Financial Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since 1992.

         MARK D. GERSTEN 45, Treasurer and Chief Financial
Officer, is a Vice President of Alliance Fund Distributors, Inc.
and Senior Vice President of Alliance Fund Services, Inc., with which he has been associated since prior to 1992.

         JUAN RODRIGUEZ 39, Controller, is an Assistant Vice
President of Alliance Fund Services, Inc. with which he has been associated since prior to 1992.

         MELVIN OLIVER 39, Assistant Controller, is an Accounting
Manager of Alliance Fund Services Inc. with which he has been associated since prior to 1992.

         The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 1996, the aggregate compensation paid to each of the Trustees during calendar year 1996 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Trustees serves as a trustee or director, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its trustees or directors. Each of the Trustees is a trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                  Total Com-         Total Number of Funds in
                                  pensation From     the Alliance FundComplex,
                    Aggregate     the Alliance       Including the Fund, as to
Name of Director    Compensation  Fund Complex,      which the Director is
of the Fund         from the Fund Including the Fund a Trustee or Director

John D. Carifa           $0              $0                  50
David H. Dievler         $3,312          $182,000            43
Ruth Block               $3,339          $157,500            37

James R. Greene          $3,612          $ 63,000            11
Dr. James M. Hester      $3,339          $148,500            38
Clifford L. Michel       $3,339          $146,068            38
Donald J. Robinson       $  418          $137,250            38
__________________________

As of January 17, 1997, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

_________________________________________________________________

                      EXPENSES OF THE FUND
_________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined respective contingent deferred sales charges and respective distribution services fees on the Class B shares, and the distribution services fee on the Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Trustees of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Trustees who are not interested persons of the Fund (as defined in the Act) are committed to the discretion of such disinterested Trustees then in office. The Agreement was initially approved by the Trustees of the Fund at a meeting held on May 12, 1992, and by each Portfolio's initial shareholder on May 12, 1993.

         During the fiscal year ended September 30, 1996, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement in the case of the Class A shares in amounts aggregating $9,777, $39,668, $6,772, $16,462, $8,515, $42,673, $15,933, $30,938 and $6,461
which constituted .30%, .30%, .30%, .30%, .30%, .30%, .30%, .30%
and .30%, respectively, of each Portfolio's average daily net assets attributable to the Class A shares. In addition, during the fiscal year ended September 30, 1996, the Adviser made aggregate payments under the Agreement from its own resources in the case of the Class A shares as described above of $946,720. Of the $1,123,919 paid by the Fund and the Adviser under the Agreement in the case of the Class A shares, $182,341 was spent on advertising, $23,541 on the printing and mailing of prospectuses for persons other than current shareholders, $448,164 for compensation to broker-dealers and other financial intermediaries (including $131,455 to the Fund's Principal Underwriter), $41,812 for compensation to sales personnel and $428,061 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the fiscal year September 30, 1996, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement in the case of the Class B shares in amounts aggregating $41,509, $220,314, $26,336, $30,299, $79,160, $378,156, $237,212, $298,967 and $21,264 which constituted 1.00%, 1.00%, 1.00%, 1.00%, 1.00%, 1.00%, 1.00%,
1.00% and 1.00%, respectively, of each Portfolio's average daily net assets attributable to the Class B shares. In addition, during the fiscal year September 30, 1996, the Adviser made aggregate payments under the Agreement from its own resources in the case of the Class B shares as described above of $1,868,257. Of the $3,201,474 paid by the Fund and the Adviser under the Agreement in the case of the Class B shares, $354,957 was spent on advertising, $43,782 on the printing and mailing of prospectuses for persons other than current shareholders, $1,776,608 for compensation to broker-dealers and other financial intermediaries (including $331,412 to the Fund's Principal Underwriter), $60,016 for compensation to sales personnel and $767,241 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $198,870 for interest on Class B shares financing. Unreimbursed distribution expenses incurred during the fiscal year ended September 30, 1996 and carried over for reimbursement in future years in respect of the Class B shares amounted to approximately

$240,289 or 4.62% for Arizona Portfolio, $118,859 or .53% for Florida Portfolio, $168,097 or 4.56% for Massachusetts Portfolio, $166,910 or 4.70% for Michigan Portfolio, $240,159 or 2.90% for Minnesota Portfolio, $273,933 or .70% for New Jersey Portfolio, $277,010 or 1.09% for Ohio Portfolio, $84,030 or .28% for
Pennsylvania Portfolio and $298,969 or 8.94% for Virginia Portfolio, of the net assets represented by the Class B shares of each such Portfolio on that date.

         During the fiscal year ended September 30, 1996, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement in the case of the Class C shares in amounts aggregating $5,434, $299,957, $42,578, $34,819, $69,382, $224,193, $179,991, $146,783 and
$4,865 which constituted 1.00%, 1.00%, 1.00%, 1.00%, 1.00%,
1.00%, 1.00%, 1.00% and 1.00%, respectively, of each Portfolio's average daily net assets attributable to the Class C shares. In addition, during the fiscal year ended September 30, 1996, the Adviser made aggregate payments under the Agreement from its own resources in the case of the Class C shares as described above of $1,133,456. Of the $2,141,458 paid by the Fund and the Adviser under the Agreement in the case of the Class C shares, $214,406 was spent on advertising, $27,761 on the printing and mailing of prospectuses for persons other than current shareholders, $1,397,141 for compensation to broker-dealers and other financial intermediaries (including $995,373 to the Fund's Principal Underwriter), $42,844 for compensation to sales personnel and $459,306 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses. Unreimbursed distribution expenses incurred during the Fund's fiscal year ended September 30, 1996 and carried over for reimbursement in future years in respect of the Class C shares amounted to approximately $20,141 or 2.84% for the Arizona Portfolio, $194,805 or .65% for the Florida Portfolio, $179,739 or 3.98% for the Massachusetts Portfolio, $187,150 or 4.75% for the Michigan Portfolio, $166,004 or 2.53 % for the Minnesota Portfolio, $350,395 or 1.55 % for the New Jersey Portfolio, $303,939 or 1.77% for the Ohio Portfolio, $276,323 or 1.97% for
the Pennsylvania Portfolio and $83,005 or 12.93% for the Virginia Portfolio of the net assets represented by the Class C shares of each such Portfolio on that date.

         The Adviser will from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement will continue in effect until September 30, 1997 and thereafter for successive twelve-month periods (computed from each October 1) with respect to each class of a Portfolio, provided, however, that such continuance is specifically approved at least annually by the Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of that class, and in either case, by a majority of the Trustees of the Fund who are not parties to this agreement or interested persons, as defined in the Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Trustees approved the continuance of the Agreement until September 30, 1997 at their meeting on September 11, 1996.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that a particular class or Portfolio may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of such class or Portfolio affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Portfolio, voting separately by class, or by a majority vote of the disinterested Trustees or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Rule 12b-1 Plan will terminate automatically in the event of its assignment.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the

Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares or the Class C shares reflecting the additional costs associated with the Class B shares and Class C shares contingent deferred sales charge. For the fiscal year ended September 30, 1996, the Fund paid Alliance Fund Services, Inc. $206,192 for transfer agency services and out of pocket expenses.

_________________________________________________________________

                       PURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--How To Buy Shares."

General

         Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset based sales charge, in each case as described below. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the sponsor, or its affiliates or agent,
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of Koll Real Estate Services.

         If you are a Fund shareholder through account established under fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Advisor Class Prospectus and this Statement of Additional Information. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

         Investors may purchase shares of a Portfolio either through selected dealers, agents or financial representatives or directly through the Principal Underwriter. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of each Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of each Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares". On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day, on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representatives receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representatives, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase order may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.

As a convenience to the subscriber, and to avoid unnecessary expense to a Portfolio, share certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of a Portfolio. Such additional amounts may be utilized in whole or in part, to provide additional compensation to registered representatives who sell shares of the Portfolio. On some occasions, such cash or other incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Portfolio and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with the dealer or agent, immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of each Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the

Class A shareholders, the Class B shareholders and the Advisor
Class shareholders will vote separately by Class and (v) Class B and Advisor Class shares are subject to a conversion feature.
Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares2

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced
_________________________

2Advisor Class shares are sold only to investors described above in this section under "--General."

initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year period and one year period respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge or Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee, to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                 Discount or
                                                 Commission
                                  As % of        to Dealers
                    As % of       the            or Agents
                    Net           Public         As % of
Amount of           Amount        Offering       Offering
Purchase            Invested      Price          Price

Less than
   $100,000 . . .   4.44%         4.25%          4.00%
$100,000 but
   less than
   $250,000 . . .   3.36          3.25           3.00
$250,000 but
   less than
   $500,000 . . . . 2.30          2.25           2.00
$500,000 but
   less than
   $1,000,000*  . . 1.78          1.75           1.50

_______________

  * There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial offering price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gain distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares". In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and , second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to .25 of 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares".

          Each Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         During the Fund's fiscal year ended September 30, 1996, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $223,267; the Minnesota Portfolio were $43,060; the New Jersey Portfolio were $246,008; the Ohio Portfolio were $105,920; the Pennsylvania Portfolio were $183,685; the Michigan Portfolio were $88,128; the Massachusetts Portfolio were $75,492; the Virginia Portfolio were $47,115; and the Arizona Portfolio were $124,091; of that amount, the Principal Underwriter, received the amount of $8,352 for the Florida Portfolio; $1,328 for the Minnesota Portfolio; $8,654 for the New Jersey Portfolio; $3,682 for the Ohio Portfolio; $6,546 for the Pennsylvania Portfolio; $2,409 for the Michigan Portfolio; $3,001 for the Massachusetts Portfolio; $1,756 for the Virginia Portfolio and $5,423 for the Arizona Portfolio representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 1996, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $38,548 for the Florida Portfolio; $14,547 for the Minnesota Portfolio; $61,041 for the New Jersey Portfolio; $31,911 for the Ohio Portfolio, $35,245 for the Pennsylvania Portfolio, $3,076 for the Michigan Portfolio, $4,230 for the Massachusetts Portfolio, $6,613 for the Virginia Portfolio and $3,142 for the Arizona Portfolio. During the fiscal year ended September 30, 1996, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $17 for the Florida Portfolio; $89 for the Minnesota

Portfolio; $1,555 for the New Jersey Portfolio; $528 for the Ohio
Portfolio; $651 for the Pennsylvania Portfolio; $61 for the
Michigan Portfolio; $21 for the Massachusetts Porfolio; $0 for the Virginia Portfolio and $0 for the Arizona Portfolio.

         During the Fund's fiscal year ended September 30, 1995, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $172,259; the Minnesota Portfolio were $24,112; the New Jersey Portfolio were $167,818; the Ohio Portfolio were $98,492; the Pennsylvania Portfolio were $135,691; the Michigan Portfolio were $30,720; the Massachusetts Portfolio were $43,577; the Virginia Portfolio were $31,457; and the Arizona Portfolio were $80,901; of that amount, the Principal Underwriter, received the amount of $7,186 for the Florida Portfolio; $1,073 for the Minnesota Portfolio; $6,558 for the New Jersey Portfolio; $3,299 for the Ohio Portfolio; $4,741 for the Pennsylvania Portfolio; $999 for the Michigan Portfolio; $1,736 for the Massachusetts Portfolio; $694 for the Virginia Portfolio and $3,098 for the Arizona Portfolio representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended September 30, 1995, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $59,396 for the Florida Portfolio; $17,775 for the Minnesota Portfolio; $87,046 for the New Jersey Portfolio; $47,836 for the Ohio Portfolio, $68,849 for the Pennsylvania Portfolio, $20,509 for the Michigan Portfolio, $6,273 for the Massachusetts Portfolio, $240 for the Virginia Portfolio and $5,862 for the Arizona Portfolio.

         During the Fund's fiscal year ended September 30, 1994, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $401,765; the Minnesota Portfolio were $98,931; the New Jersey Portfolio were $483,392; the Ohio Portfolio were $204,851; and the Pennsylvania Portfolio were $290,755; of that amount, the Principal Underwriter, received the amount of $10,004 for the Florida Portfolio; $1,577 for the Minnesota Portfolio; $9,734 for the New Jersey Portfolio; $8,054 for the Ohio Portfolio; and $7,788 for the Pennsylvania Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal period ended September 30, 1994, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $29,086 for the Florida Portfolio; $22,023 for the Minnesota Portfolio; $29,864 for the New Jersey Portfolio; $39,413 for the Ohio Portfolio and $18,210 for the Pennsylvania Portfolio.

         During the Fund's fiscal period from February 25, 1994 (commencement of operations) to September 30, 1994, the aggregate amount of underwriting commissions payable with respect to shares of the Michigan Portfolio were $75,159; of that amount, the Principal Underwriter, received the amount of $4,272 for the Michigan Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the same period, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $9,488 for the Michigan Portfolio.

         During the Fund's fiscal period from March 29, 1994 (commencement of operations) to September 30, 1994, the aggregate amount of underwriting commissions payable with respect to shares of the Massachusetts Portfolio were $4,532; of that amount, the Principal Underwriter, received the amount of $198 for the Massachusetts Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the same period, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $1,518 for the Massachusetts Portfolio.

         During the Fund's fiscal period from April 29, 1994 (commencement of operations) to September 30, 1994, the aggregate amount of underwriting commissions payable with respect to shares of the Virginia Portfolio were $91,813; of that amount, the Principal Underwriter, received the amount of $1,794 for the Virginia Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the same period, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $0 for the Virginia Portfolio.

         During the Fund's fiscal period from June 1, 1994 (commencement of operations) to September 30, 1994, the aggregate amount of underwriting commissions payable with respect to shares of the Arizona Portfolio were $61,936; of that amount, the Principal Underwriter, received the amount of $3,048 for the Arizona Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of that Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the same period, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $1,506 for the Arizona Portfolio.


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


         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of each Portfolio aggregating less than $100,000 subject to the schedule of sales charges set forth above for each Portfolio at a price based upon the net asset value of Class A shares of the Portfolio on September 30, 1996.

         Arizona Portfolio

              Net Asset Value per Share
                   at September 30, 1996                   $10.32

              Per Share Sales Charge - 4.25%
                   of offering price (4.44% of
                   net asset value per share)                $.46

              Per Share Offering Price to
                   the Public                              $10.78


         Florida Portfolio

              Net Asset Value per Share at
                September 30, 1996                          $9.73

              Per Share Sales Charge - 4.25%
                   of offering price (4.44% of
                   net asset value per share)                $.43

              Per Share Offering Price to
                   the Public                              $10.16

         Massachusetts Portfolio

              Net Asset Value per Share
                   at September 30, 1996                   $10.85

              Per Share Sales Charge - 4.25%
                   of offering price (4.44% of
                   net asset value per share)                $.48

              Per Share Offering Price to
                   the Public                              $11.33

         Michigan Portfolio

              Net Asset Value per Share
                   at September 30, 1996                   $10.12

              Per Share Sales Charge - 4.25%


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

                   of offering price (4.44% of
                   net asset value per share)                $.45

              Per Share Offering Price to
                   the Public                              $10.57

         Minnesota Portfolio

              Net Asset Value per Share at
                   September 30, 1996                       $9.58

              Per Share Sales Charge - 4.25%
                   of offering price (4.44% of
                   net asset value per share)                $.43

              Per Share Offering Price to
                   the Public                              $10.01

         New Jersey Portfolio

              Net Asset Value per Share at
                   September 30, 1996                       $9.72

              Per Share Sales Charge - 4.25%
                   of offering price (4.44% of
                   net asset value per share)                $.43

              Per Share Offering Price to
                   the Public                              $10.15

         Ohio Portfolio

              Net Asset Value per Share at
                   September 30, 1996                       $9.61

              Per Share Sales Charge - 4.25%
                   of offering price (4.44% of
                   net asset value per share)                $.43

              Per Share Offering Price to
                   the Public                              $10.04

         Pennsylvania Portfolio

              Net Asset Value per Share at
                   September 30, 1996                       $9.85

              Per Share Sales Charge - 4.25%
                   of offering price (4.44% of
                   net asset value per share)                $.44

              Per Share Offering Price to
                   the Public                              $10.29

         Virginia Portfolio

              Net Asset Value per Share
                   at September 30, 1996                   $10.58

              Per Share Sales Charge - 4.25%
                   of offering price (4.44% of
                   net asset value per share)                $.47

              Per Share Offering Price to
                   the Public                              $11.05

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of a Portfolio into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves

The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

              (i)   the investor's current purchase;

              (ii) the net asset value (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

              (iii) the net asset value of all shares described
                    in paragraph (ii) owned by another
                    shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of a Portfolio or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of a Portfolio worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Portfolios or any other Alliance Mutual Fund at a reduced initial sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Portfolios will be that normally applicable, under the schedule sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of a Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio within 30 calendar days after the redemption or repurchase transaction.
The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used more than once in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Portfolio to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. Each Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge), and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Trustees of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services,

Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or its affiliate or agent, for services in the nature of investment advisory or administrative services; and (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing in the Fund, within such time period as my be designated by the Principal Underwriter, proceeds of their redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables a Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                  Contingent Deferred
                                  Sales Charge as a %
                                  of Dollar Amount
Year Since Purchase               Subject to Charge

First                                   3.0%
Second                                  2.0%
Third                                   1.0%
Fourth                                  None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charges is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees and transfer agency costs than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under Federal income tax law.

_________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Share--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Agreement and Declaration of Trust requires that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A shares and Class B shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer, once in any 30-day period (except for certain omnibus accounts), of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day


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

period, of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions-General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A shares and Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal


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

Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A shares, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.


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


Shareholder Services Applicable to All Three Classes

Automatic Investment Program

         Investors may purchase shares of a Portfolio through an automatic investment program utilizing Electronic Fund Transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of the Prospectus to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for Federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

         Each Portfolio shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in


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

connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representative, as applicable may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Portfolio account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Portfolio shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current



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

shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

         Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional Class A shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at



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

the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholders account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemption of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only

Checkwriting

         A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current


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

month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Cancelled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         The per share net asset value of each Portfolio is computed in accordance with the Fund's Agreement and Declaration of Trust and By-Laws as of the next close of trading on the Exchange (currently 4:00 p.m.) following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Portfolio invests might materially affect the value of the Portfolio's shares, by dividing the value of the Portfolio's total assets less its liabilities, by the total number of its shares then outstanding.

         For purposes of this computation, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security for which the primary


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

market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options will be valued at market value or fair value if no market exists.
Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Fund to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and
any developments related to specific securities.   U.S.
Government Securities and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Fund's Board of Directors determines that this method does not represent fair value).

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

         General Each Portfolio of the Fund intends for each taxable year to qualify as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of Federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

         Until the Trustees otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check


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

or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

         Capital gains realized by a Portfolio during the Fund's fiscal year will be distributed; however the Fund may retain any long-term capital gains realized by the Portfolio if this is determined by the Trustees to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

         The information set forth in the Prospectus and the following discussion relates generally to Federal income taxes on dividends and distributions by each Portfolio of the Fund and assumes that each Portfolio of the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of Federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

         Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. For Federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

         For shareholders' Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund are not subject to Federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement. Insurance proceeds received by a Portfolio under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Fund.

         Substantially all of the dividends paid by the Fund are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

         Each Portfolio generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

United States Federal Income Taxation of the Portfolios

         The following discussion relates to certain significant United States Federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

         Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

         Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflects the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during


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

the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

________________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Directors of the Fund, the Adviser makes the investment decisions and places the orders for portfolio securities for each of the Fund's Portfolios and determines the broker or dealer to be used in each specific transaction. Most transactions for the Fund's Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen
(15) principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Rules of Fair Practice of the

National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

         No transactions for the Fund's Portfolios are executed through any broker or dealer affiliated with the Fund's Adviser, Alliance Capital Management L.P., or with Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. During the fiscal year ended September 30, 1994, the Florida, Minnesota, New Jersey, Ohio and Pennsylvania Portfolios incurred no brokerage commissions. During the fiscal period from February 25, 1994 to September 30, 1994, the Michigan Portfolio incurred no brokerage commissions. During the fiscal period from March 29, 1994 to September 30, 1994, the Massachusetts Portfolio incurred no brokerage commissions. During the fiscal period from April 29, 1994 to September 30, 1994, the Virginia Portfolio incurred no brokerage commissions. During the fiscal period from June 1, 1994 to September 30, 1994, the Arizona Portfolio incurred no brokerage commissions. During the fiscal year ended September 30, 1995, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios incurred no brokerage commissions. During the fiscal year ended September 30, 1996, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios incurred no brokerage commissions.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The Fund has an unlimited number of authorized Class A, Class B and Class C shares of beneficial interest par value $.01 per share. Such shares are currently divided into five series, one underlying each Portfolio of the Fund. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Shares of each

Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. Certain procedures for the removal by shareholders of Trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act.

Shareholder Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         At January 17, 1997, there were outstanding: 32,158,817 shares of beneficial interest of the Fund, including: 600,431 Class A shares, 519,386 Class B shares and 118,962 Class C shares of the Arizona Portfolio; 1,455,542 Class A shares, 2,246,049 Class B shares and 3,027,452 Class C shares of the Florida Portfolio; 393,913 Class A shares, 377,737 Class B shares and 471,495 Class C shares of the Massachusetts Portfolio; 592,620 Class A shares, 394,070 Class B shares and 418,457 Class C shares of the Michigan Portfolio; 360,110 Class A shares, 828,968 Class B shares and 752,259 Class C shares of the Minnesota Portfolio; 1,404,832 Class A shares, 3,886,339 Class B shares and 2,262,468
Class C shares of the New Jersey Portfolio; 658,839 Class A shares, 2,507,797 Class B shares and 1,586,321 Class C shares of the Ohio Portfolio; 2,206,167 Class A shares, 3,034,411 Class B shares and 1,370,054 Class C shares of the Pennsylvania Portfolio; 236,189 Class A shares, 354,661 Class B shares and 93,288 Class C shares of the Virginia Portfolio. The following is a list of all persons who owned of record or beneficially 5% or more of each class of shares of each Portfolio at January 17, 1997.

                            NO. OF    % OF      % OF     % OF
NAME AND ADDRESS            SHARES    CLASS A   CLASS B  CLASS C

                        ARIZONA PORTFOLIO

MLPF&S For the              30,525    5.08%
Sole Benefit of Its
Customers
Attn. Fund Administration
4800 Deer Lake Dr.
East 3rd Floor
Jacksonville FL 32246-6484

Smith Barney Inc.           93,533    15.58%
00129216171
388 Greenwich St.
New York NY 10013-2375

                            NO. OF    % OF      % OF     % OF
NAME AND ADDRESS            SHARES    CLASS A   CLASS B  CLASS C

Smith Barney Inc.           73,335    12.21%
00129216170
388 Greenwich St.
New York NY 10013-2375

Prudential Securities FBO   32,473              6.25%
Charles R. Gardner
Lucie Gardner Co-TTEES
Gardner Family Trust
13719 W. Springdale Dr.
Sun City West AZ 85375-5419

MLPF&S For the              134,548             25.91%
Sole Benefit of Its
Customers                   29,476                       24.78%
Attn. Fund Administration
4800 Deer Lake Dr.
East 3rd Floor
Jacksonville FL 32246-6484

Quentin N. Stromseth &      29,147              5.61%
Norma J. Stromseth JT Ten
14645 Ravenswood Dr.
Sun City West AZ 85375-5701

Muritta Anne Steer TTEE     6,225                        5.23%
Muritta Anne Steer Trust
Agreement
DTD 6/03/1987
5040 E. Desert Jewel
Paradise Valley AZ
85253-3050

Painewebber For the         13,807                       11.61%
Benefit of A. Burdelle
Kerns Trust DTD 6/23/1994
10621 W. Hazelwood Court
Sun City AZ 85373-1028

                            NO. OF    % OF      % OF     % OF
NAME AND ADDRESS            SHARES    CLASS A   CLASS B  CLASS C

                        FLORIDA PORTFOLIO

MLPF&S For the              179,963   12.36%
Sole Benefit of Its
Customers                   395,019             17.59%
Attn. Fund Administration
4800 Deer Lake Dr.          1,503,439                    49.66%
East 3rd Floor
Jacksonville FL 32246-6484

Perry Lloyd Jr.             83,420    5.73%
Revocable Living Trust
Perry Lloyd Jr. TTEE UTD
12/02/1992
1807 South 8th St.
Ft. Pierce FL
34950-8135

Jack W. Liebert &           664,841                      21.96%
Glenn W. Leibert
& Larry E. Wilson
TTEE Jack W. Liebert
Rev Trust DTD 7/23/1987
4602 Oak Leaf Dr.
Naples FL 34119-8580

                     MASSACHUSETTS PORTFOLIO

LPF&S For the               30,965    7.86%
Sole Benefit of Its
Customers                   49,257                       13.04%
Attn. Fund Administration
4800 Deer Lake Dr.
East 3rd Floor
Jacksonville FL 32246-6484

Painwebber For the          20,394    5.18%
Benefit of David
P. Wilfert
64 Cleveland St.
Arlington MA 02174-6916

NFSC FEBO                   34,223    8.69%
#OS3-104698
Linda J. Verville
89 Ruddock Rd.
Sudbury MA 01776-1360

                            NO. OF    % OF      % OF     % OF
NAME AND ADDRESS            SHARES    CLASS A   CLASS B  CLASS C

NFSC FEBO                   37,382    9.49%
#OS3-003573
Clyde Kessel
385 Curve St.
Carlisle MA 01742-4774

NFSC FEBO                   30,867    7.84%
#OS3-014753
Richard V. Paulson
293 Caterina Heights
Concord MA 01742-4774

Alliance Capital            39,535    10.04%
Management LP
Attn. Paul Greenberg
1345 Ave. of the
Americas
New York NY 10105-0302

Sybil N. Wetzler &          22,373              5.92%
Teresa A. Wetzler-Finn
& Steven A. Finn TTEE
Sybil N. Wetzler Rev. Trust
U/A DTD 6/01/1991
5 Tallyho Lane
Andover MA 01810-4514

Vincent Dorazio &           30,640              8.11%
Norma Dorazio JT Ten
95 Gertrude St.
Lynn MA 01902-1552

Tammy M. Rivard             21,616              5.72%
116 Brooksville Rd.
Templeton MA 01468-1340

Merrill Lynch               33,085                       7.02%
Mutual Fund Operations
4800 Deer Lake Dr.
East 3rd Floor
Jacksonville FL
32246-6486

NFSC FEBO                   41,182                       8.73%
#OS3-009512
Bruce D. Glabe
60 Sherburne Rd.
Lexington MA 02173-7010

                            NO. OF    % OF      % OF     % OF
NAME AND ADDRESS            SHARES    CLASS A   CLASS B  CLASS C

NFSC FEBO                   162,883                      34.55%
#OS3-126497
Richard B. Snyder
193 Parkerville Rd.
Southborough MA 01772-1751

Smith Barney Inc.           34,453                       7.31%
00144318447
388 Greenwich St.
New York NY 10013-2375

                       MINNESOTA PORTFOLIO

Donald D. Pasek             21,302    5.92%
2122 Appalachain St.
Duluth MN 55811-3122

Paul A. Zoschke             43,102    11.97%
Marsanne Wallace
JT Ten
2928 Lake Blvd.
North St. Paul
MN 55109-1653

August W. Winkelman         21,762    6.04%
& Pricilla A. Williams
& Gerald G. Winkelman
& August E. Winkelman &
John J. Winkelman JT Tens
1801 Collegeway Apt. 113
Worthington MN 56187-3092

Curtis J. Zupfer            19,605    5.44%
Rosemary Zupfer
JTWROS
957 Belvista Dr.
North Manikato MN
56003-3607

Deloris Nelson              19,393    5.39%
PO Box 587
Willmar MN 56201-0587

                            NO. OF    % OF      % OF     % OF
NAME AND ADDRESS            SHARES    CLASS A   CLASS B  CLASS C

MLPF&S For the              272,953                      36.28%
Sole Benefit of Its
Customers
Attn. Fund Administration
4800 Deer Lake Dr.
East 3rd Floor
Jacksonville FL 32246-6484

James G. Hynes and          51,798                       6.89%
Carol Y. Hynes JTTEN
4268 Churchill Circle
Minnetonka MN 55345-2509

Haldeman Homme Inc.         58,505                       7.78%
430 Industrial Blvd.
Minneapolis MN 55413-2931

                       MICHIGAN PORTFOLIO

Douglas E. Ward             85,857    14.49%
Barbara E. Ward
JTWROS
2837 North Imperial Dr.
Hale MI 48739-9545

Gods Blessing               213,506   36.03%
Attn. Ken and Jean
Assink
13395 Tyler
Holland MI 49424-9421

MLPF&S For the              94,148              23.89%
Sole Benefit of Its
Customers                   160,989                      38.47%
Attn. Fund Administration
4800 Deer Lake Dr.
East 3rd Floor
Jacksonville FL 32246-6484

                            NO. OF    % OF      % OF     % OF
NAME AND ADDRESS            SHARES    CLASS A   CLASS B  CLASS C


                      NEW JERSEY PORTFOLIO

MLPF&S For the              149,917   10.67%
Sole Benefit of Its
Customers                   914,660             23.54%
Attn. Fund Administration
4800 Deer Lake Dr.          1,574,102                    69.57%
East 3rd Floor
Jacksonville FL 32246-6484


                         OHIO PORTFOLIO

MLPF&S For the              94,378    14.32%
Sole Benefit of Its
Customers                   333,440             13.30%
Attn. Fund Administration
4800 Deer Lake Dr.          1,000,494                    63.07%
East 3rd Floor
Jacksonville FL 32246-6484

Dean Witter For the         107,115   16.26%
Benefit of MAG-NIF Inc.
PO Box 720
Mentor OH 44061-0720

Michael R. Cowen            87,663                       5.53%
Bonnie R. Cowen
JT Ten
548  Conestoga Dr.
Columbus OH 43213-2612

                     PENNSYLVANIA PORTFOLIO

MLPF&S For the              135,084   6.12%
Sole Benefit of Its
Customers                   779,277             25.68%
Attn. Fund Administration
4800 Deer Lake Dr.          891,488                      65.07%
East 3rd Floor
Jacksonville FL 32246-6484

James E. Beasley, Esq.      1,031,869 46.77%
c/o Beasley, Casey
& Erbstein
1125 Walnut St.
Philadelphia PA 19107-4918

                            NO. OF    % OF      % OF     % OF
NAME AND ADDRESS            SHARES    CLASS A   CLASS B  CLASS C

                       VIRGINIA PORTFOLIO

orma F. Goldberg            14,153    5.99%
14303 Brandermill Wood
TR, Apt. 315
Midlothian VA 23112-4171

Alliance Capital            35,821    15.17%
Management LP
Attn. Paul Greenberg
1345 Ave. of the
Americas
New York NY 10105-0302

Prudential Securities FBO   25,380    10.75%
Irwin Bloomberg TTEE
The Julie Sue Abrams Trust
UA DTD 3/04/1992
3550 Galt Ocean Dr.
Apt. 1707
Fort Lauderdale FL
33308-6844


MLPF&S For the              45,854              12.93%
Sole Benefit of Its
Customers
Attn. Fund Administration
4800 Deer Lake Dr.
East 3rd Floor
Jacksonville FL 32246-6484

                            NO. OF    % OF      % OF     % OF
NAME AND ADDRESS            SHARES    CLASS A   CLASS B  CLASS C

Stephens Inc. FBO           19,871              5.60%
Acct. 84324030
PO Box 34127
Little Rock AR 72203-4127

Stephens Inc. FBO           31,077                       33.31%
Acct. 84320273
PO Box 34127
Little Rock AR 72203-4127

Stephens Inc. FBO           6,451                        6.92%
Acct. 84373515
PO Box 34127
Little Rock AR 72203-4127

Angel M. Tomarchio Trust    5,117                        5.49%
DTD 8/22/1996
Joseph G. Tomarchio TTEE
7028 Bradwood Court
Springfield VA 22151-3525

Painewebber For the         23,908                       25.63%
Benefit of Francis B.
Andrew
8723 Higginbotham Place
Richmond VA 23229-7935


Custodian

         Bank of New York, 48 Wall Street, New York, New York
10286, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.


Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

Independent Auditors

         Ernst & Young LLP, New York, New York, have been appointed as independent auditors for the Fund.

Yield and Total Return Quotations

         From time to time a Portfolio states its "yield," "actual distribution rate" and "total return." Computed separately for each class, a Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio may advertise a "taxable equivalent yield" that is calculated by assuming that net investment income per share is increased by an amount sufficient to offset the benefit of tax exemptions at the stated income tax rate. For example, under 1995 federal individual income tax rates and assuming that there are no applicable state income taxes, a tax-exempt yield of 5% would equal a tax equivalent yield of 6.94% (28% tax bracket), 7.25% (31% tax bracket), 7.81% (36% tax bracket), and 8.28% (39.6% tax bracket), respectively; 6% would equal 8.33% (28% tax bracket), 8.70% (31% tax bracket), 9.38% (36% tax bracket) and 9.93% (39.6% tax bracket), respectively; and 7% would equal 9.72% (28% tax bracket), 10.14% (31% tax bracket), 10.94% (36% tax bracket), and 11.59% (39.6% tax bracket), respectively. A Portfolio's "actual distribution rate," which may be stated in sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is compounded separately for Class A, Class B and Class C shares. Computed separately for each class, a Portfolio's "total return" is its average annual compounded total return for recent one year, five year or ten year periods (or the period since the Portfolio's inception). A Portfolio's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of such Portfolio's shares is assumed to have been paid.

         The yield for the fiscal year ended September 30, 1996 for the Florida Portfolio was 5.37% for Class A shares, 4.91% for Class B shares and 4.91% for Class C shares; for the Minnesota Portfolio, 5.42% for Class A shares, 4.96% for Class B shares and 4.97% for Class C shares; for the New Jersey Portfolio, 5.14% for Class A shares, 4.67% for Class B shares and 4.67% for Class C shares; for the Ohio Portfolio, 5.41% for Class A shares, 4.95% for Class B shares and 4.96% for Class C shares; for the Pennsylvania Portfolio, 5.28% for Class A shares, 4.80% for Class B shares and 4.81% for Class C shares; for the Michigan Portfolio, 5.12% for Class A shares, 4.65% for Class B shares and 4.65% for Class C shares; for the Massachusetts Portfolio, 5.59% for Class A shares, 5.15% for Class B shares and 5.15% for Class C shares; for the Virginia Portfolio, 5.34% for Class A shares, 4.88% for Class B shares and 4.88% for Class C shares; and for the Arizona Portfolio, 5.26% for Class A shares, 4.81% for Class B shares and 4.81% for Class C shares.

         The tax equivalent yield for such period for the Florida Portfolio was 8.69% for Class A shares, 7.95% for Class B shares and 7.95% for Class C shares; for the Minnesota Portfolio, 8.90% for Class A shares, 8.14% for Class B shares and 8.16% for Class C shares; for the New Jersey Portfolio, 8.81% for Class A shares, 8.01% for Class B shares and 8.01% for Class C shares; for the Ohio Portfolio, 9.66% for Class A shares, 8.84% for Class B shares and 8.85% for Class C shares; for the Pennsylvania Portfolio, 8.89% for Class A shares, 8.08% for Class B shares and 8.09% for Class C shares; for the Michigan Portfolio, 8.77% for Class A shares, 7.97% for Class B shares and 7.97% for Class C shares; for the Massachusetts Portfolio, 9.95% for Class A shares, 9.17% for Class B shares and 9.17% for Class C shares; for the Virginia Portfolio, 9.06% for Class A shares, 8.28% for Class B shares and 8.28% for Class C shares; and for the Arizona Portfolio, 9.23% for Class A shares, 8.44% for Class B hares and 8.44% for Class C shares.

         The tax equivalent yield calculations assume that the taxpayer is an individual in the highest federal and state income tax bracket, who is not subject to federal or state alternative minimum taxes and who is able to fully deduct state taxes in computing federal taxable income. The tax rates used in these calculations were: federal--39.6%, Florida--0%, Minnesota--8.50%, New Jersey--6.58%, Ohio--7.50%, Pennsylvania--2.80%, Michigan- -4.40%, Massachusetts--12.00%, Virginia--5.75% and Arizona- -5.60%. The tax equivalent yield is computed by dividing that portion of the yield of a Portfolio that is tax-exempt by one minus the applicable marginal income tax rates and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

         The actual distribution rate for the Florida Portfolio was 5.39% for Class A shares, 4.89% for Class B shares and 4.89% for Class C shares; for the Minnesota Portfolio, 5.34% for Class A shares, 4.83% for Class B shares and 4.83% for Class C shares; for the New Jersey Portfolio, 5.11% for Class A shares, 4.58% for Class B shares and 4.58% for Class C shares; for the Ohio Portfolio, 5.33% for Class A shares, 4.82% for Class B shares and 4.82% for Class C shares; for the Pennsylvania Portfolio, 5.43% for Class A shares, 4.94% for Class B shares and 4.94% for Class C shares; for the Michigan Portfolio, 5.22% for Class A shares, 4.77% for Class B shares and 4.77% for Class C shares; for the Massachusetts Portfolio, 5.40% for Class A shares, 4.99% for Class B shares and 4.99% for Class C shares; for the Virginia Portfolio, 5.15% for Class A shares, 4.72% for Class B shares and 4.72% for Class C shares; and for the Arizona Portfolio, 5.33% for Class A shares, 4.88% for Class B shares and 4.88% for Class C shares.

         The average annual total return for the period since inception to September 30, 1996 for the Florida Portfolio was 3.74% for Class A shares, 4.37% for Class B shares and 4.37% for Class C shares; for the Minnesota Portfolio, 3.22% for Class A shares, 3.81% for Class B shares and 3.81% for Class C shares; for the New Jersey Portfolio, 3.62% for Class A shares, 4.21% for Class B shares and 4.21% for Class C shares; for the Ohio Portfolio, 3.30% for Class A shares, 3.89% for Class B shares and 3.89% for Class C shares; for the Pennsylvania Portfolio, 4.16% for Class A shares; 4.80% for Class B shares and 4.80% for Class C shares; for the Michigan Portfolio, 5.18% for Class A shares, 5.82% for Class B shares and 6.18% for Class C shares; for the Massachusetts Portfolio, 7.95% for Class A shares, 8.67% for Class B shares and 9.03% for Class C shares; for the Virginia Portfolio, 6.67% for Class A shares, 7.43% for Class B shares and 7.80% for Class C shares and for the Arizona Portfolio 5.67% for Class A shares; 6.49% for the Class B shares and 6.88% for Class C shares.

         A Portfolio's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses.
Yield and total return information is useful in reviewing a Portfolio's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Portfolio is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Portfolios as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Portfolios may also from time to time be sent to investors or placed in newspapers and magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D. C.

________________________________________________________________

               REPORT OF INDEPENDENT AUDITORS AND
                      FINANCIAL STATEMENTS
________________________________________________________________

ARIZONA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
        MUNICIPAL BONDS-112.5%
        ARIZONA-96.1%
AAA     Glendale - IDA
        (Midwestern Univ) Ser 96A
        6.00%, 5/15/26                           $  480       $  490,435
NR      Goodyear Assessment District
        Dist No. 1 Ser 96C
        7.25%, 7/01/16                            1,500        1,505,625
AAA     Maricopa Cnty IDA Hlth Fac Rev
        Ser 93B (Catholic Healthcare West)
        7.363%, 7/01/13 (a)                       1,245        1,224,595
AA+     Maricopa Cnty IDR
        (Citizens Utilities) Ser 95 AMT
        6.20%, 5/01/30                              465          478,634
AAA     Maricopa Cnty Sch Dist #80 GO
        (Chandler) FGIC Ser 95
        6.00%, 7/01/13                              465          484,776
AAA     Mohave Cnty IDA MFHR Care Rev
        (Chris & Silver Ridge)
        GNMA Coll Ser 96
        6.375%, 11/01/31                          1,000        1,034,620
AAA     Mohave Cnty IDA
        Baptist Hosp Sys MBIA
        5.75%, 9/01/26                              420          415,829
AA-     Mohave Cnty IDR (Cargill) Ser 95A AMT
        6.70%, 3/01/20                              450          482,526
AAA     Phoenix Arpt Rev MBIA Ser 94D AMT
        6.30%, 7/01/10                              475          499,657
AA+     Phoenix Civic Plaza Bldg Corp Senior
        Lien Excise Tax Ser 94
        6.00%, 7/01/12                              465          478,071
AA      Phoenix IDA MFHR
        (Woodstone & Silver Springs)
        6.25%, 4/01/23                              490          496,757
AAA     Tempe IDA MFHR (Quadrangles) FHA
        6.25%, 6/01/26                              475          481,603
AAA     Yuma IDA AMT (Alexandrite Sands Apt)
        MFHR FHA Ser 90 AMT
        7.70%, 12/01/29                           1,750        1,839,950
                                                              -----------
                                                               9,913,078

        PUERTO RICO-16.4%
BB+     Puerto Rico Port Auth Rev Spec Fac
        (American Airlines) Ser 96A AMT
        6.25%, 6/01/26                            1,675        1,694,179

        TOTAL INVESTMENTS-112.5%
          (cost $11,357,729)                                  11,607,257
        Other assets less liabilities-(12.5%)                 (1,289,468)

        NET ASSETS-100%                                      $10,317,789


#    Unaudited

(a) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

     See Glossary of Terms on page 17.
     See notes to financial statements.


9



FLORIDA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
        MUNICIPAL BONDS-103.7%
        FLORIDA-98.6%
AAA     Brevard Cnty IDR (NUI Corp Project)
        AMBAC Ser 94
        AMT 6.40%, 10/01/24                      $3,000      $ 3,179,400
BBB+    Collier Cnty Hlth Fac
        (The Moorings Proj) Ser 94
        7.00%, 12/01/19                           2,000        2,094,480
AAA     Dade Cnty Arpt Rev
        (Miami Int'l Arpt)
        MBIA Ser 95B AMT
        6.00%, 10/01/24                           2,080        2,108,392
A*      Dade Cnty Spec Obl
        (Courthouse Ctr Proj) Ser 95
        6.10%, 4/01/20                            3,000        3,077,100
AAA     Escambia Cnty Hsg Fin Auth
        SFMR FNMA/GNMA Coll Ser 96B AMT
        6.25%, 4/01/28                            3,300        3,320,130
Baa1*   Escambia Cnty PCR
        (Champion Int'l Corp Proj) Ser 96 AMT
        6.40%, 9/01/30                            5,000        5,028,600
AAA     Florida Hsg Fin Agy
        (Brittany of Rosemont) MFHR AMBAC AMT
        6.25%, 7/01/35                            1,350        1,357,411
AAA     Florida Hsg Fin Agy
        (Landings Boot Ranch)
        AMBAC Ser 95K AMT
        6.10%, 11/01/35                           2,050        2,025,789
AAA     Florida Hsg Fin Agy
        (Turtle Creek Apts Proj)
        AMBAC Ser 96C AMT
        6.20%, 5/01/36                            3,245        3,250,095
AAA     Florida Hsg Fin Agy Home
        Mtg SFMR Ser 95A AMT
        6.65%, 1/01/24                            6,845        7,096,143
AAA     Florida Hsg Fin Agy SFMR
        GNMA/FNMA Coll Ser 94B AMT
        6.65%, 7/01/26                            1,125        1,155,668
AAA     Jacksonville Wtr & Swr
        (United Waterworks)
        AMBAC Ser 95 AMT
        6.35%, 8/01/25                            1,500        1,569,180
Aa3*    North Miami Hlth Fac Auth Rev
        (Catholic Hlth Svcs Oblig Grp)
        6.00%, 8/15/24                            1,200        1,188,660
NR      Northern Palm Beach Cnty Wtr Ctl
        & Imp Dist - Unit Dev 9A-A,
        7.30%, 8/01/27                           15,600       15,695,784
A+      Palm Beach Cnty IDR
        (Geriatric Care Inc Prog)
        6.625%, 12/01/26                          4,000        4,084,960
Aaa*    Pinellas Cnty Hsg Fin Auth
        SFMR Ser 94A AMT
        6.55%, 8/01/27                            3,145        3,229,412
Baa*    Volusia Cnty Ed Fac Auth Rev
        (Embry-Riddle Aero Univ)
        6.125%, 10/15/26                          3,200        3,225,632
AA      Volusia Cnty Hlth Fac
        Auth Rev (John Knox Village)
        6.00%, 6/01/17                            3,000        3,062,790
                                                             ------------
                                                              65,749,626

        WASHINGTON-4.9%
BBB+    Pilchuck Dev Pub Corp
        Spec Fac Arpt Rev
        (Tramco Inc. Proj)
        6.00%, 8/01/23                            3,400        3,294,022

        UTAH-0.2%
A-1+    Morgan Cnty Solid Waste Disposal Rev
        (Holnam Inc. Proj) AMT VRDN (a)
        3.90%, 8/01/31                              100          100,000

        TOTAL INVESTMENTS-103.7%
          (cost $68,003,822)                                  69,143,648
        Other assets less liabilities- (3.7%)                 (2,490,839)

        NET ASSETS-100%                                      $66,652,809


#    Unaudited

*    Moody's Rating

(a) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

     See Glossary of Terms on page 17.
     See notes to financial statements.


10



MASSACHUSETTS PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
        MUNICIPAL BONDS-97.6%
        MASSACHUSETTS-86.1%
AAA     Chelsea GO AMBAC Ser 94
        6.00%, 6/15/14                           $  545      $   564,805
AAA     Holyoke GO FSA Ser 93B
        6.125%, 8/01/13                             530          552,493
A+      Massachusetts Bay
        Transportation Auth Ser 92C
        6.10%, 3/01/23                              540          554,515
AAA     Massachusetts Ed Fin Auth
        Educational Loan Rev
        AMBAC Ser 94E AMT
        6.00%, 1/01/12                              560          562,397
AAA     Massachusetts Hlth & Ed
        Fac Auth Hosp Rev (Beth Israel Hosp)
        AMBAC Ser G-4
        8.522%, 7/01/25 (a)                       2,000        2,020,500
AAA     Massachusetts Hsg Fin Agy MFHR
        (Harbor Pt Development)
        AMBAC Ser 96A AMT
        6.40%, 12/01/15                             550          555,791
A+      Massachusetts Hsg Fin Auth
        SFMR Ser 40 AMT
        6.65%, 12/01/27                           2,215        2,272,546
AAA     Massachusetts Ind Fin Agy
        Rev (Nantucket Elec Proj)
        AMBAC Ser 96A AMT
        5.875%, 7/01/17                             550          550,170
AAA     Massachusetts Ind Fin Auth
        Rev (Heights Crossing Ltd)
        FHA Ser 95 AMT
        6.15%, 2/01/35                              555          555,389
AAA     Massachusetts Muni Wholesale Elec Pwr
        Supply Sys MBIA Ser 92A
        6.00%, 7/01/18                              510          514,126
AA-     Massachusetts Wtr Pollution Abatement
        (So Essex Prog) Ser 94A
        6.375%, 2/01/15                             530          560,263
A1*     New England Ed Loan Mktg
        (Student Loan Rev) Ser 93H AMT
        6.90%, 11/01/09                             525          560,968
                                                             ------------
                                                               9,823,963

        PUERTO RICO-11.5%
BB+     Puerto Rico Port Auth Rev Spec Fac
        (American Airlines) Ser 96A AMT
        6.25%, 6/01/26                            1,295        1,309,828

        TOTAL INVESTMENTS-97.6%
          (cost $10,886,836)                                  11,133,791
        Other assets less liabilities-2.4%                       274,247

        NET ASSETS-100%                                      $11,408,038


#    Unaudited

*    Moody's Rating.

(a) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

     See Glossary of Terms on page 17.
     See notes to financial statements.


11



MICHIGAN PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
        MUNICIPALBONDS-97.5%
        MICHIGAN-92.6%
BBB     Detroit GO Ser 93
        6.35%, 4/01/14                           $  665      $   665,858
AAA     Grand Rapids Swr Sys Rev
        MBIA Ser 92
        6.00%, 1/01/22                              645          655,901
AAA     Kalamazoo Hosp Fin Auth
        6.608%, 6/01/11(a)                        1,500        1,365,555
AAA     Kent Cnty Arpt Fac Rev
        (Kent Cnty Int'l) Ser 95 AMT
        6.10%, 1/01/25                              635          648,506
AAA     Michigan Hosp Fin Auth Hosp Rev
        (St Johns Hosp) AMBAC Ser 92A
        6.00%, 5/15/13                              645          661,951
AA+     Michigan Hsg Dev Auth
        SFMR Mortgage Rev Ser 95B AMT
        7.05%, 6/01/26                            1,860        1,940,482
AA      Michigan Muni Bond Auth
        Revolving Fund Ser 93
        5.40%, 10/01/14                             675          658,314
AAA     Michigan Strategic Fund
        (Detroit Edison) MBIA Ser 95AA
        6.40%, 9/01/25                              625          657,025
A-      Michigan Strategic Fund
        PCR (General Motors) Ser 95
        6.20%, 9/01/20                             $640         $654,208
NR      Romulus Tax increment
        Finance Auth Rev
        6.75%, 11/01/19                           1,585        1,633,929
AAA     Three Rivers Cmnty Schs
        GO MBIA Ser 96 School Dist
        6.00%, 5/01/23                              655          676,497
AA      Troy MI Downtown Dev
        Auth Asset Gty Ser 95A
        6.375%, 11/01/18                          1,675        1,744,462
AAA     Yale Pub Sch Dist GO AMBAC
        5.50%, 5/01/23                              670          647,287
                                                             ------------
                                                              12,609,975

        PUERTO RICO-4.9%
BB+     Puerto Rico Port Auth Rev Spec Fac
        (American Airlines) Ser 96A AMT
        6.25%, 6/01/26                              660          667,557

        TOTAL INVESTMENTS-97.5%
          (cost $12,980,092)                                  13,277,532
        Other assets less liabilities-2.5%                       338,726

        NET ASSETS-100%                                      $13,616,258


#    Unaudited

(a) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

     See Glossary of Terms on page 17.
     See notes to financial statements.


12



MINNESOTA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
        MINNESOTA MUNICIPAL BONDS-97.5%
BBB+    Bass Brook PCR
        (Minn Power & Light) Ser 92
        6.00%, 7/01/22                           $  900      $   896,391
AAA     Burnsville Eagan Savage GO
        Ind Sch Dist #191 CGIC Ser 95A
        6.20%, 2/01/17                              850          890,979
AA+     Duluth Arpt Lease Rev St
        Secured GO Ser 95C AMT
        6.25%, 8/01/14                              860          890,556
AAA     Lakeville Ind Sch Dist #194
        GO FGIC Ser 93
        5.60%, 2/01/18                              850          837,445
BBB+    Minneapolis Common Bond
        Fund Community Dev Agy Ser 95-2 AMT
        6.625%, 12/01/15                          1,245        1,293,045
AAA     Minneapolis GO SFMR Homeownership
        Renovation Stage III Ser 93 AMT
        5.70%, 12/01/23                             720          694,894
AAA     Minneapolis Cop Special School
        Dist #1 MBIA Ser 96A
        5.90%, 2/01/17                              880          892,514
NR      Minnesota Agric & Econ Dev Brd
        IDR Small Business Loan Prog
        Ser 96A AMT
        6.75%, 8/01/16                            1,450        1,479,420
NR      Minnesota Agric & Econ Dev IDR Small
        Business Loan Prog Ser 96B AMT
        7.00%, 8/01/16                              750          772,815
Baa1*   Minnesota Higher Ed Fac
        Auth (Hamline Univ) Ser 4-I
        6.00%, 10/01/16                             790          791,754
AA+     Minnesota Hsg Fin Agy
        SFMR Ser 89A AMT
        7.90%, 7/01/19                            2,260        2,362,920
AAA     Minnesota Pub Fac Auth
        Wtr Pol Ctl Rev Ser 95A
        6.25%, 3/01/15                              220          231,735
AAA     Minnesota Pub Fac Auth
        Wtr Pol Ctl Rev Ser 95A
        6.25%, 3/01/16                              610          642,537
AA+     Rochester Hlth Care Fac Hosp Rev
        Ser 92H Mayo Med Cntr
        8.067%, 11/15/15 (a)                      3,000        3,083,490
BBB-    South St. Paul Hsg & Redev Hosp Rev
        (Health East Proj) Ser 94
        6.75%, 11/01/09                             870          894,899
AAA     St Francis GO Ind Sch Dist # 15
        CGIC Ser 95A
        6.375%, 2/01/16                             835          894,594

        TOTAL INVESTMENTS-97.5%
          (cost $17,075,505)                                  17,549,988
        Other assets less liabilities-2.5%                       459,002

        NET ASSETS-100%                                      $18,008,990


#    Unaudited

*    Moody's Rating.

(a) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

     See Glossary of Terms on page 17.
     See notes to financial statements.


13



NEW JERSEY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
        NEW JERSEY MUNICIPAL BONDS-98.3%
AAA     Essex Cnty Impt Auth Util
        Rev (Orange Twp) MBIA Ser 93
        6.00%, 12/01/17                          $2,510      $ 2,562,911
AA      Gloucester Cnty PCR
        (Mobil Oil Refining) Ser 93
        5.625%, 12/01/28                          3,000        2,936,430
AAA     Landis Swr Rev
        7.27%, 9/19/19 (a)                        3,250        3,231,670
AA-     New Jersey Eco Dev Auth
        (Anheuser-Busch Proj) Ser 95 AMT
        5.85%, 12/01/30                           8,600        8,586,498
AAA     New Jersey Eco Dev Auth
        (Elizabethtown Wtr Co)
        MBIA Ser 95 AMT
        5.60%, 12/01/25                           4,000        3,822,840
AAA     New Jersey Eco Dev Auth
        (Hackensack Wtr Co)
        MBIA Ser 94B AMT
        5.90%, 3/01/24                            3,850        3,858,008
AAA     New Jersey Eco Dev Auth
        (Pub Ser Elec & Gas)
        MBIA Ser 94A AMT
        6.40%, 5/01/32                            3,700        3,844,633
BB+     New Jersey Eco Dev Auth
        Spec Fac (American Airlines) AMT
        7.10%, 11/01/31                           4,500        4,705,290
AAA     New Jersey Eco Dev Auth Wtr Fac
        (NJ American Wtr Co) FGIC AMT
        6.875%, 11/01/34                          5,000        5,507,750
BBB-    New Jersey Hlth Care Fac
        (Franciscan Sisters,St. Mary's Hosp)
        Ser 93
        5.875%, 7/01/12                           2,755        2,652,101
AAA     New Jersey Hlth Care Fac Fin Hlth
        Fac (Monmouth Med Ctr) CGIC Ser 93
        6.25%, 7/01/24                            2,750        2,851,173
BBB     New Jersey Hlth Care Fac
        (Englewood Hosp) Ser 94
        6.75%, 7/01/24                            4,230        4,363,372
AAA     New Jersey Hsg & Mtg Fin
        Agy MBIA Ser 95O AMT
        6.35%, 10/01/27                           5,000        5,047,200
AAA     New Jersey Hsg & Mtg Fin
        Agy AMBAC Ser 96A AMT
        6.25%, 5/01/28                            1,050        1,054,221
A+      New Jersey Hsg & Mtg Fin
        Agy MFHR (Sect 8) Ser 1
        6.70%, 11/01/28                           8,500        8,782,625
AA-     New Jersey Hwy Auth
        Garden State Parkway
        6.25%, 1/01/14                            1,250        1,299,212
AAA     Passaic Valley Sewer Comm
        AMBAC Ser 92D
        5.75%, 12/01/15                           3,400        3,408,466
AA-     Port Auth of NY & NJ Cons
        Rev 95th Ser AMT
        6.125%, 7/15/29                           3,770        3,817,954
AA      Salem Cnty NJ Waste Disposal Auth
        (E. I. Dupont) Ser 92A
        6.125%, 7/15/22                           3,500        3,554,740

        TOTAL INVESTMENTS-98.3%
          (cost $73,595,291)                                  75,887,094
        Other assets less liabilities-1.7%                     1,310,805

        NET ASSETS-100%                                      $77,197,899


#    Unaudited

(a) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

     See Glossary of Terms on page 17.
     See notes to financial statements.


14



OHIO PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
        OHIO MUNICIPAL BONDS-98.8%
BBB-    Butler Cnty Hosp Rev
        (Fort Hamilton Hughes)
        7.50%, 1/01/10                           $1,400      $ 1,470,350
AAA     Columbus Municipal Arpt
        Rev (Columbus Int'l Arpt)
        MBIA Ser 94A AMT
        6.25%, 1/01/24                            2,190        2,269,015
A       Cuyahoga Cnty Hosp Rev
        (Meridia Health Sys) Ser 93
        6.25%, 8/15/24                            2,360        2,408,262
AAA     Cuyahoga Cnty MFHR
        (Nat'l Terminal Apts Proj)
        FNMA Coll AMT
        6.40%, 7/01/16                            5,180        5,213,307
BBB-    Dayton Spec Fac Rev
        (Emery Air Freight) Ser 96D
        6.20%, 10/01/09                           8,000        8,042,480
BBB     Hamilton Cnty Hlth Sys
        (Hlth Fac & Franciscan
        Sisters Providence Hosp)
        6.875%, 7/01/15                           2,000        2,046,020
Aaa*    Kent Ohio MFHR
        (Silver Meadows Apt Proj)
        GNMA Coll Ser 95 AMT
        7.15%, 12/20/26                           2,000        2,113,880
NR      Mahoning Valley Sanitary
        Dist Oblig Ser 94
        7.75%, 5/15/14                            2,500        2,586,925
Baa3*   Ohio Air Quality Dev Auth
        (Columbus Southern Pwr) PCR Ser 85B
        6.25%, 12/01/20                           2,400        2,409,696
AAA     Ohio Air Quality Dev Auth
        (JMG Funding/Ohio Pwr)
        AMBAC Ser 94B AMT
        6.375%, 4/01/29                           2,150        2,247,739
AA-     Ohio Air Quality Dev Auth PCR
        (Dayton Pwr & Light) Ser 92B
        6.40%, 8/15/27                            2,100        2,187,906
AAA     Ohio Capital Corp Sec 8
        Assist MBIA FHA Ser 95E
        6.35%, 1/01/22                            1,965        1,991,547
Aa*     Ohio Hsg Fin Agy Mtg FHA
        (Insured Bridgeview Villas II)
        MFHR AMT
        6.45%, 12/01/33                           1,965        1,994,691
AAA     Ohio Hsg Fin Agy Residential Mtg SFMR
        GNMA Coll Ser 94 B2 AMT
        6.70%, 3/01/25                            5,885        6,047,367
A       Ohio St Wtr Dev Auth Solid
        Waste Disposal
        (North Star BHP - Broken Hill) AMT
        6.45%, 9/01/20                            1,125        1,155,049
AA-     Ohio Turnpike Commission
        Turnpike Rev Ser 94A
        5.75%, 2/15/24                            1,450        1,438,023
Aa3*    Toledo-Lucas Cnty Port Auth
        (Cargill Inc Proj)
        5.90%, 12/01/15                           2,360        2,394,905

        TOTAL INVESTMENTS-98.8%
          (cost $47,002,761)                                  48,017,162
        Other assets less liabilities-1.2%                       573,400

        NET ASSETS-100%                                      $48,590,562


#  Unaudited
*  Moody's Rating.

   See Glossary of Terms on page 17.
   See notes to financial statements.


15



PENNSYLVANIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD                                       PRINCIPAL
& POOR'S                                         AMOUNT
RATINGS#                                          (000)          VALUE
-------------------------------------------------------------------------
        MUNICIPAL BONDS-97.4%
        PENNSYLVANIA-94.5%
AAA     Allegheny Cnty Arpt Rev
        (Pittsburgh Int'l) FSA Ser 92B AMT
        6.625%, 1/01/22                          $3,020      $ 3,212,374
AAA     Berks Cnty GO FGIC Ser 92
        Zero Coupon, 11/15/18                     6,000        1,658,220
A-      Bradford Cnty IDA Solid Waste Disposal
        (Int'l Paper) Ser 95A AMT
        6.60%, 3/01/19                            2,500        2,587,300
A-      Bradford Cnty IDA Solid Waste
        Disposal (Int'l Paper) Ser 95B AMT
        5.90%, 12/01/19                           5,620        5,467,417
A-      Cambria Twnship Ind Wtr
        Auth Rev Ser 93A AMT
        6.00%, 12/01/12                           3,100        3,215,816
A       New Morgan IDA Solid Waste Disp Rev
        (New Morgan Landfill Co Inc PJ)
        Ser 94 AMT
        6.50%, 4/01/19                            3,125        3,225,406
BBB-    Pennsylvania Econ Dev Fin Auth
        (Macmillan Bloedel Clarion Proj)
        Ser 95 AMT
        7.60%, 12/01/20                           5,000        5,536,500
BBB+    Pennsylvania Econ Dev Auth
        Wastewater Rev
        (Sun Company) Ser 94A AMT
        7.60%, 12/01/24                           5,000        5,564,550
AA+     Pennsylvania Hsg Fin Agy SFMR
        Ser 94 41B AMT
        6.65%, 4/01/25                            5,000        5,095,000
AA+     Pennsylvania Hsg Fin Agy SFMR
        Ser 92 35D
        8.414%, 4/01/25(a)                        7,500        7,266,675
AAA     Pennsylvania Higher Ed
        Student Loan AMBAC Ser 88D AMT
        6.05%, 1/01/19                            3,200        3,227,712
AAA     Pennsylvania Turnpike
        Commission Oil Franchise
        Tax Rev Ser 94A AMBAC
        6.00%, 12/01/19                           3,000        3,089,400
AAA     Philadelphia Airport
        System Rev Ser 95A AMBAC AMT
        6.10%, 6/15/25                            3,175        3,227,007
A-      Philadelphia Hosp Rev
        (Temple Univ) Ser 93A
        6.625%, 11/15/23                          3,100        3,158,032
AA      Potter Cnty Hosp Auth Rev
        (Charles Cole Memorial Hosp)
        Asset Guaranty Ser 96
        6.05%, 8/01/24                            3,190        3,200,368
BBB+    Warren Cnty Hosp Rev
        (Warren Gen Hosp Proj) Ser 94B
        7.00%, 4/01/19                            2,200        2,283,314
AAA     Westmoreland Cnty GO FGIC Ser 93C
        Zero Coupon, 8/15/17                      3,160          939,152
                                                             ------------
                                                              61,954,243

        PUERTO RICO-2.9%
BB+     Puerto Rico Port Auth Rev Spec Fac
        (American Airlines) Ser 96A AMT
        6.25%, 6/01/26                            1,845        1,866,125

        TOTAL INVESTMENTS-97.4%
          (cost $62,215,579)                                  63,820,368
        Other assets less liabilities-2.6%                     1,719,430

        NET ASSETS-100%                                      $65,539,798


#    Unaudited

(a) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

     See Glossary of Terms on page 17.
     See notes to financial statements.


16



VIRGINIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
        VIRGINIA MUNICIPAL BONDS-97.7%
Aa3*    Chesapeake Ind Dev Auth IDR
        (Cargill Inc Proj) Ser 93
        5.875%, 3/01/13                          $  295      $   301,027
A+      Gile Cnty IDR (Hoechst Celanese)
        Ser 96 AMT
        6.45%, 5/01/26                              300          308,607
AA      Henrico Cnty IDR
        (Henrico Cnty Reg Jail) Ser 94
        7.125%, 8/01/21                             265          300,849
AAA     Loudon Cnty IDR Hosp Rev
        (Loudon Hospital Ctr) FSA Ser 95
        5.80%, 6/1/20                               300          301,629
AAA     Metro Airports Auth Airport MBIA Rev
        Ser 94A AMT
        5.75%, 10/01/20                             320          313,475
AAA     Newport News IDA (Mennowood Cmntys)
        MFHR Ser 96A GNMA
        6.25%, 8/01/36                              580          585,029
A*      Prince William Cnty IDA Hosp
        Rev (Potomac Hosp Group) Ser 95
        6.75%, 10/01/15                             290          306,843
AAA     Richmond Metro Auth
        Expwy Rev FGIC Ser 92B
        6.25%, 7/15/22                              300          310,032
NR      Staunton IDA Ed Fac
        (Mary Baldwin College) Ser 96
        6.75%, 11/01/21                           1,145        1,146,786
AAA     Suffolk Redev & Hsg Auth MFHR
        (Prince William Commons) FNMA
        Ser 95A AMT
        6.50%, 6/01/29                              600          609,000
AA      Virginia Beach Hlth Care
        Hosp Rev (Sentara Bayside)
        6.30%, 11/01/21                             300          307,191
AA      Virginia College Bldg Auth Ed Fac Rev
        (Washington & Lee)
        5.80%, 1/01/24                              315          312,408
AA+     Virginia Hsg Dev Auth SFMR
        (Commonwealth Mtg) Ser 94G AMT
        7.125%, 7/01/22                             850          878,883
AA      Virginia Resources Auth Swr Rev
        (Hopewell Regl Waste Wtr) Ser 95A AMT
        6.00%, 10/01/25                             310          313,227

        TOTAL INVESTMENTS-97.7%
          (cost $6,232,452)                                    6,294,986
        Other assets less liabilities-2.3%                       146,795

        NET ASSETS-100%                                       $6,441,781


#  Unaudited
*  Moody's Rating.

   Glossary Of Terms
   AMBAC  American Municipal Bond Assurance Corporation
   AMT    Alternative Minimum Tax - Subject to
   CGIC   Capital Guaranty Insurance Company
   FGIC   Financial Guaranty Insurance Company
   FHA    Federal Housing Administration
   FNMA   Federal National Mortgage Association
   FSA    Financial Security Assurance, Inc.
   GNMA   Government National Mortgage Association
   GO     General Obligation
   IDA    Industrial Development Authority
   IDR    Industrial Development Revenue
   MBIA   Municipal Bond Investors Assurance
   MFHR   Multi-Family Housing Revenue
   PCR    Pollution Control Revenue
   SFMR   Single Family Mortgage Revenue
   VRDN   Variable Rate Demand Note


   See notes to financial statements.


17



STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                                          ARIZONA        FLORIDA     MASSACHUSETTS
                                                       ------------   ------------   -------------
ASSETS
Investment in securities, at value (cost:
$11,357,729, $68,003,822, $10,886,836, $12,980,092,
$17,075,505, $73,595,291, $47,002,761, $62,215,579,
$6,232,452, respectively)                              $11,607,257    $69,143,648    $11,133,791
Cash                                                            -0-            -0-         6,227
Receivable for investment securities sold                       -0-            -0-        15,528
Interest receivable                                        189,438      1,178,550        169,091
Receivable due from Adviser                                127,559            304        119,545
Receivable for shares of beneficial interest sold           72,461        233,628          4,850
Other assets                                                23,769         25,341         17,756
Total assets                                            12,020,484     70,581,471     11,466,788

LIABILITIES
Due to custodian                                           135,775        255,212             -0-
Payable for investment securities purchased              1,500,000      3,300,000             -0-
Dividends payable                                           14,548         92,663         16,389
Payable for shares of beneficial interest redeemed           7,433        202,177             -0-
Distribution fee payable                                     5,680         46,104          7,381
Advisory fee payable                                            -0-            -0-            -0-
Accrued expenses and other liabilities                      39,259         32,506         34,980
Total liabilities                                        1,702,695      3,928,662         58,750

NETASSETS                                              $10,317,789    $66,652,809    $11,408,038

COMPOSITION OF NET ASSETS
Shares of beneficial interest, at par                  $     9,993    $    68,455    $    10,521
Additional paid-in capital                              10,069,786     71,949,865     10,958,066
Distributions in excess of net investment income           (14,548)       (92,663)       (16,389)
Accumulated net realized gain (loss) on investments          3,030     (6,412,674)       208,885
Net unrealized appreciation of investments                 249,528      1,139,826        246,955
                                                       $10,317,789    $66,652,809    $11,408,038

CLASS A SHARES
Net assets                                             $ 4,409,048    $14,296,967    $ 3,211,330


Shares of beneficial interest outstanding                  427,051      1,469,256        295,976

CLASS B SHARES
Net assets                                             $ 5,198,677    $22,234,840    $ 3,683,265
Shares of beneficial interest outstanding                  503,513      2,283,350        339,774

CLASS C SHARES
Net assets                                             $   710,064    $30,121,002    $ 4,513,443
Shares of beneficial interest outstanding                   68,776      3,092,885        416,382


CALCULATION OF MAXIMUM OFFERING PRICE
CLASS A SHARES
Net asset value and redemption price per share              $10.32         $ 9.73         $10.85
Sales charge--4.25% of public offering price                   .46            .43            .48
Maximum offering price                                      $10.78         $10.16         $11.33

CLASS B SHARES
Net asset value and offering price per share                $10.32         $ 9.74         $10.84

CLASS C SHARES
Net asset value and offering price per share                $10.32         $ 9.74         $10.84


See NOTES TO FINANCIAL STATEMENTS.


18


                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

      MICHIGAN      MINNESOTA     NEW JERSEY        OHIO       PENNSYLVANIA     VIRGINIA
   ------------   ------------   ------------   ------------   ------------   ------------
   $13,277,532    $17,549,988    $75,887,094    $48,017,162    $63,820,368     $6,294,986
     1,627,652             -0-            -0-            -0-        73,177         87,802
        25,416        250,362             -0-            -0-       115,000      1,000,000
       222,861        230,681      1,490,543        653,688      1,474,732         98,053
        88,077         93,024             -0-         9,546             -0-       130,244
        12,944         10,291         55,962        210,595        332,455          2,227
        13,660         23,895         23,895         24,985         32,432         15,168
    15,268,142     18,158,241     77,457,494     48,915,976     65,848,164      7,628,480


            -0-        71,666         19,218        139,378             -0-            -0-
     1,585,000             -0-            -0-            -0-            -0-     1,145,000
        18,985         24,987        101,587         65,846         78,234          8,785
         4,047          8,500         32,683         49,348        157,038          1,094
         7,515         12,873         54,037         36,094         38,770          3,705
            -0-            -0-         8,179             -0-         4,904             -0-
        36,337         31,225         43,891         34,748         29,420         28,115
     1,651,884        149,251        259,595        325,414        308,366      1,186,699

   $13,616,258    $18,008,990    $77,197,899    $48,590,562    $65,539,798     $6,441,781


   $    13,454    $    18,799    $    79,416    $    50,559    $    66,489     $    6,091
    13,195,320     19,233,242     80,557,528     51,665,618     66,764,639      6,216,982
       (18,985)       (24,987)      (101,587)       (65,846)       (78,234)        (8,785)
       129,029     (1,692,547)    (5,629,261)    (4,074,170)    (2,817,885)       164,959
       297,440        474,483      2,291,803      1,014,401      1,604,789         62,534
   $13,616,258    $18,008,990    $77,197,899    $48,590,562    $65,539,798     $6,441,781


   $ 6,122,712    $ 3,165,062    $15,520,265    $ 6,054,197    $21,103,652     $2,455,452
       605,047        330,400      1,597,418        630,134      2,142,109        232,136


   $ 3,553,160    $ 8,291,382    $39,098,854    $25,333,901    $30,439,872     $3,344,483
       351,119        865,489      4,021,823      2,635,922      3,087,401        316,301


   $ 3,940,386    $ 6,552,546    $22,578,780    $17,202,464    $13,996,274     $  641,846
       389,225        683,989      2,322,310      1,789,800      1,419,394         60,706


        $10.12         $ 9.58         $ 9.72         $ 9.61         $ 9.85         $10.58
           .45            .43            .43            .43            .44            .47
        $10.57         $10.01         $10.15         $10.04         $10.29         $11.05


        $10.12         $ 9.58         $ 9.72         $ 9.61         $ 9.86         $10.57


        $10.12         $ 9.58         $ 9.72         $ 9.61         $ 9.86         $10.57


19

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1996                 ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                                           ARIZONA       FLORIDA     MASSACHUSETTS
                                                         ----------   ------------   -------------
INVESTMENT INCOME
Interest                                                 $ 485,267     $4,071,070      $ 568,876

EXPENSES
Advisory fee                                                49,708        407,810         57,179
Distribution fee - Class A                                   9,777         39,668          6,772
Distribution fee - Class B                                  41,509        220,314         26,336
Distribution fee - Class C                                   5,434        299,957         42,578
Custodian                                                   78,110         90,644         76,475
Administrative                                              55,000         55,000         55,000
Audit & legal                                               37,673         42,034         32,578
Transfer agency                                             26,631         42,984         21,952
Amortization of organizational expenses                      8,945         14,702          7,152
Printing                                                     4,423          9,377          2,400
Registration                                                 3,351          1,263          3,454
Trustees' fees                                               2,400          2,400          2,400
Taxes                                                          706            728            454
Miscellaneous                                                3,496          3,836          1,631
Total expenses                                             327,163      1,230,717        336,361
Less: expenses waived and assumed by Adviser(see Note B)  (232,267)      (393,096)      (231,724)
Net expenses                                                94,896        837,621        104,637
Net investment income                                      390,371      3,233,449        464,239

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                            45,864      1,662,326        227,868
Net change in unrealized appreciation of investments        83,969       (590,349)       132,436
Net gain on investments                                    129,833      1,071,977        360,304

NET INCREASE IN NET ASSETS FROM OPERATIONS                $520,204     $4,305,426       $824,543


See notes to financial statements.


20



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

 MICHIGAN     MINNESOTA    NEW JERSEY        OHIO     PENNSYLVANIA    VIRGINIA
----------  ------------  ------------  ------------  ------------  -----------
$ 739,899    $1,104,954    $4,530,076    $2,927,127    $3,509,673    $ 289,222


   74,987       110,574       465,371       293,946       343,048       29,790
   16,462         8,515        42,673        15,933        30,938        6,461
   30,299        79,160       378,156       237,212       298,967       21,264
   34,819        69,382       224,193       179,991       146,783        4,865
   80,270        79,655        99,591        89,845        85,365       78,179
   55,000        55,000        55,000        55,000        55,000       55,000
   36,261        38,274        40,933        35,936        38,359       28,129
   28,197        22,024        68,753        47,038        59,702       24,482
    5,709        13,860        13,860        14,490        18,801        5,743
    3,235         6,670        20,719         8,420        21,162        2,730
    6,592         1,072         6,117         2,317           562        2,538
    2,400         2,400         2,400         2,400         2,400        2,400
      697           732           671           732           304          732
    3,901         2,471         5,792         1,471         6,200        2,945
  378,829       489,789     1,424,229       984,731     1,107,591      265,258
 (218,064)     (258,598)     (388,236)     (339,662)     (243,699)    (215,034)
  160,765       231,191     1,035,993       645,069       863,892       50,224
  579,134       873,763     3,494,083     2,282,058     2,645,781      238,998


  310,017       566,704       926,101     1,554,258     1,880,108      180,231
  (40,072)     (399,102)     (334,852)   (1,132,174)     (602,626)     (28,212)
  269,945       167,602       591,249       422,084     1,277,482      152,019

$ 849,079    $1,041,365    $4,085,332    $2,704,142    $3,923,263    $ 391,017


21



STATEMENTS OF CHANGES IN NET ASSETS           ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

<CAPTION
                                                ARIZONA                       FLORIDA                   MASSACHUSETTS
                                     ----------------------------  ----------------------------  ----------------------------
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                          1996           1995          1996           1995           1996           1995
                                     -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income              $   390,371    $   230,706    $ 3,233,449    $ 3,383,708    $   464,239    $   171,242
  Net realized gain (loss) on
    investments                           45,864         37,377      1,662,326     (1,403,139)       227,868         42,515
  Net change in unrealized
    appreciation (depreciation)
    of investments                        83,969        209,846       (590,349)     5,767,509        132,436        130,631
  Net increase in net assets from
    operations                           520,204        477,929      4,305,426      7,748,078        824,543        344,388

DIVIDENDSAND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
  Net investment income
    Class A                             (172,713)       (95,444)      (732,184)      (574,240)      (125,448)       (51,642)
    Class B                             (192,483)      (113,965)    (1,058,719)    (1,000,470)      (129,553)       (44,254)
    Class C                              (25,175)       (21,297)    (1,442,546)    (1,808,998)      (209,238)       (75,346)
  Distributions in excess of net
    investment income
    Class A                              (10,334)        (2,415)       (14,102)        (3,384)       (3,990)        (3,443)
    Class B                              (11,517)        (2,883)       (20,392)        (5,895)        (4,120)        (2,950)
    Class C                               (1,507)          (539)       (27,785)       (10,659)        (6,654)        (5,024)
  Net realized gain on investments
    Class A                              (18,449)            -0-            -0-            -0-       (12,500)           -0-
    Class B                              (25,982)            -0-            -0-            -0-       (13,699)           -0-
    Class C                               (3,713)            -0-            -0-            -0-       (30,280)           -0-

TRANSACTIONS INSHARESOF BENEFICIAL
INTEREST
  Net increase (decrease)              4,233,239      2,692,697      2,240,362     (9,621,625)     5,472,421      3,420,458
  Total increase (decrease)            4,291,570      2,934,083      3,250,060     (5,277,193)     5,761,482      3,582,187

NET ASSETS
  Beginning of year                    6,026,219      3,092,136     63,402,749     68,679,942      5,646,556      2,064,369
  End of year                        $10,317,789     $6,026,219    $66,652,809    $63,402,749    $11,408,038     $5,646,556


See notes to financial statements.


22



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                                MICHIGAN                     MINNESOTA                    NEW JERSEY
                                     ----------------------------  ----------------------------  ----------------------------
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                          1996           1995           1996           1995           1996           1995
                                     -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income              $   579,134    $   378,382    $   873,763    $   850,853    $ 3,494,083    $ 3,306,560
  Net realized gain (loss) on
    investments                          310,017        126,954        566,704     (1,158,947)       926,101     (1,275,992)
  Net change in unrealized
    appreciation (depreciation) of
    investments                          (40,072)       489,511       (399,102)     1,686,335       (334,852)     5,130,792
  Net increase in net assets from
    operations                           849,079        994,847      1,041,365      1,378,241      4,085,332      7,161,360

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
  Net investment income
    Class A                             (284,490)      (171,195)      (157,583)      (132,290)      (747,181)      (594,213)
    Class B                             (137,182)       (90,481)      (381,606)      (319,841)    (1,724,184)    (1,568,929)
    Class C                             (157,462)      (116,706)      (334,574)      (398,722)    (1,022,718)    (1,143,418)
  Distributions in excess of net
  investment income
    Class A                              (16,370)       (14,065)        (6,547)        (5,501)       (53,494)       (14,954)
    Class B                               (7,894)        (7,434)       (15,854)       (13,299)      (123,442)       (39,484)
    Class C                               (9,061)        (9,588)       (13,899)       (16,579)       (73,220)       (28,776)
  Net realized gain on investments
    Class A                              (83,366)            -0-            -0-            -0-            -0-            -0-
    Class B                              (44,698)            -0-            -0-            -0-            -0-            -0-
    Class C                              (49,542)            -0-            -0-            -0-            -0-            -0-

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
  Net increase (decrease)              3,089,421      2,909,212        860,087     (1,238,319)     9,294,813     (2,398,032)
  Total increase (decrease)            3,148,435      3,494,590        991,389       (746,310)     9,635,906      1,373,554

NET ASSETS
  Beginning of year                   10,467,823      6,973,233     17,017,601     17,763,911     67,561,993     66,188,439
  End of year                        $13,616,258    $10,467,823    $18,008,990    $17,017,601    $77,197,899    $67,561,993


See notes to financial statements.


23



STATEMENTS OF CHANGES IN NET ASSETS (CONT.)   ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                                  OHIO                     PENNSYLVANIA                     VIRGINIA
                                     ----------------------------  ----------------------------  ----------------------------
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                         1996           1995           1996           1995           1996           1995
                                     -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income              $ 2,282,058    $ 2,328,229    $ 2,645,781    $ 2,580,960     $  238,998     $  112,959
  Net realized gain (loss) on
  investments                          1,554,258     (2,332,469)     1,880,108     (1,548,029)       180,231         17,096
  Net change in unrealized
  appreciation (depreciation) of
  investments                         (1,132,174)     4,348,549       (602,626)     3,927,440        (28,212)       132,592
  Net increase in net assets from
  operations                           2,704,142      4,344,309      3,923,263      4,960,371        391,017        262,647

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
  Net investment income
    Class A                             (291,324)      (184,425)      (555,739)      (465,490)      (115,677)       (72,700)
    Class B                           (1,131,284)    (1,041,482)    (1,401,785)    (1,330,120)      (100,364)       (36,282)
    Class C                             (859,450)    (1,102,322)      (688,257)      (785,350)       (22,957)        (3,977)
  Distributions in excess of net
  investment income
    Class A                               (9,978)        (3,226)       (33,335)       (16,051)          (902)        (2,164)
    Class B                              (38,746)       (18,217)       (84,082)       (45,868)          (783)        (1,080)
    Class C                              (29,435)       (19,282)       (41,283)       (27,082)          (179)          (119)
  Net realized gain on investments
    Class A                                   -0-            -0-            -0-            -0-       (15,668)            -0-
    Class B                                   -0-            -0-            -0-            -0-       (10,549)            -0-
    Class C                                   -0-            -0-            -0-            -0-        (1,013)            -0-

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
  Net increase (decrease)              3,381,831     (6,481,382)    12,089,059       (941,588)     3,148,417      1,509,328
  Total increase (decrease)            3,725,756     (4,506,027)    13,207,841      1,348,822      3,271,342      1,655,653

NET ASSETS
  Beginning of year                   44,864,806     49,370,833     52,331,957     50,983,135      3,170,439      1,514,786
  End of year                        $48,590,562    $44,864,806    $65,539,798    $52,331,957     $6,441,781     $3,170,439


See notes to financial statements.


24



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996                            ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Municipal Income Fund II (the "Fund") which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as a non-diversified open-end management investment company. The Fund operates as a series company currently comprised of nine portfolios: Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the "Portfolios"). Each series is considered to be a separate entity for financial reporting and tax purposes. Each portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of the significant accounting policies followed by the Fund.

1. SECURITY VALUATION
The Fund values municipal securities at fair value based on prices provided by a recognized pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values.

If market quotations are not readily available from such pricing service, a municipal security is valued by appraisal at its fair value as determined in good faith by the Fund's Adviser, Alliance Capital Management, L.P., under procedures established by the Fund's Board of Trustees. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $68,000 for the Minnesota, $68,000 for the New Jersey, $87,200 for the Pennsylvania, $71,000 for the Ohio, and $72,000 for the Florida Portfolios have been deferred and are being amortized on a straight-line basis through June, 1998. Organization expenses of approximately $25,550 for the Michigan, $31,450 for the Massachusetts, $27,200 for the Virginia and $41,750 for the Arizona Portfolios have been deferred and are being amortized on a straight-line basis through February, March, April and June, 1999, respectively.

3. TAXES
It is the intention of each Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date the securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund amortizes premium and accrues original issue discount and market discount as adjustments to interest income. The Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.


25



NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

6. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
The following represent reclassifications of components of net assets at September 30, 1996. These reclassifications were the result of permanent book-to-tax differences resulting from distributions in excess of net tax-exempt income. These reclassifications had no effect on net investment income, net realized gains or net assets.

                                 DISTRIBUTIONS
                                  IN EXCESS OF
                                 NET INVESTMENT         PAID-IN
                                     INCOME             CAPITAL
                                 --------------       -----------
Arizona Portfolio                   $ 13,514           $ (13,514)
Florida Portfolio                     (9,097)              9,097
Massachusetts Portfolio                8,448              (8,448)
Michigan Portfolio                    26,270             (26,270)
Minnesota Portfolio                   33,864             (33,864)
New Jersey Portfolio                 229,968            (229,968)
Ohio Portfolio                        52,009             (52,009)
Pennsylvania Portfolio               141,453            (141,453)
Virginia Portfolio                    (3,687)              3,687


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser") an advisory fee at an annual rate of
 .625 of 1% of each Portfolio's average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that the expenses of each of its Portfolios (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) exceed the limits prescribed by any state in which that Portfolio's shares are qualified for sale. No such reimbursement was required for the year ended September 30, 1996. For the year ended September 30, 1996 the Adviser voluntarily agreed to waive all or a portion of its advisory fees. The aggregate amounts of such fee waivers were:
Arizona Portfolio, $49,708; Florida Portfolio, $338,096; Massachusetts Portfolio, $57,179; Michigan Portfolio, $74,987; Minnesota Portfolio, $110,574; New Jersey Portfolio, $333,236; Ohio Portfolio, $284,662; Pennsylvania Portfolio, $188,699; and Virginia Portfolio $29,790.

Pursuant to the advisory agreement, the Adviser provides to each Portfolio certain legal and accounting services. For the year ended September 30, 1996, the Adviser voluntarily agreed to waive its fees for such services. In addition, the Adviser agreed to reimburse each Portfolio for certain operating expenses. Such expenses amounted to $127,559 for the Arizona Portfolio, $119,545 for the Massachusetts Portfolio, $88,077 for the Michigan Portfolio, $93,024 for the Minnesota Portfolio and $130,244 for the Virginia Portfolio. There was no such reimbursement for the Florida Portfolio, New Jersey Portfolio, Ohio Portfolio and the Pennsylvania Portfolio.

Each Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Services Agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. Such compensation amounted to $18,000 for the Arizona Portfolio, $23,097 for the Florida Portfolio, $18,000 for the Massachusetts Portfolio, $18,000 for the Michigan Portfolio, $18,000 for the Minnesota Portfolio, $35,824 for the New Jersey Portfolio, $23,506 for the Ohio Portfolio, $33,765 for the Pennsylvania Portfolio and $18,000 for the Virginia Portfolio.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The amount of front-end sales charges received by the Distributor from sales of each respective Portfolio's Class A shares for the year ended September 30, 1996 were: Arizona Portfolio, $5,723; Florida Portfolio, $3,343; Massachusetts Portfolio, $1,752; Michigan Portfolio, $2,655; Minnesota Portfolio, $1,328; New Jersey Portfolio, $5,362; Ohio Portfolio, $1,889; Pennsylvania Portfolio, $3,474; and Virginia Portfolio, $1,756. The amount of contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the same period were: Arizona Portfolio, $1,046; Florida Portfolio, $18,913; Massachusetts Portfolio, $646; Michigan Portfolio, $1,731; Minnesota Portfolio, $8,339; New Jersey Portfolio,


26



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

$18,319; Ohio Portfolio, $16,155; Pennsylvania Portfolio, $17,552; and Virginia Portfolio, $4,678. The amount of contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period from July 1, 1996 to September 30, 1996 were: Arizona Portfolio $300 and Minnesota Portfolio, $102. The remaining portfolios had no contingent deferred sales charges.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
Each Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C shares. Under the Agreement, each Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of each Portfolio's average daily net assets attributable to the Class A shares and 1% of each Portfolio's average daily net assets attributable to the Class B and Class C shares, respectively. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of operations of each Portfolio the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

PORTFOLIO                  CLASS B         CLASS C
----------------         -----------      ---------
Arizona                  $  574,137       $102,785
Florida                     875,269        884,271
Massachusetts               461,771        430,278
Michigan                    439,303        513,896
Minnesota                   822,187        533,757
New Jersey                1,664,772        550,787
Ohio                      1,216,859        641,860
Pennsylvania              1,173,017        559,425
Virginia                    575,512        113,956

Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. Government Securities) for the year ended September 30, 1996, were as follows:

PORTFOLIO                PURCHASES          SALES
-----------------      -------------   -------------
Arizona                $ 25,368,340    $ 19,766,228
Florida                 162,249,770     156,789,544
Massachusetts            27,696,886      22,429,953
Michigan                 31,236,603      28,803,919
Minnesota                35,581,369      34,836,811
New Jersey              106,542,353      97,805,714
Ohio                     88,046,558      85,620,708
Pennsylvania            113,821,558     102,923,418
Virginia                 17,237,550      14,186,400


NOTE E: TAXES
For Federal income tax purposes at September 30, 1996, the Fund had capital loss carryforwards for the following Portfolios: $7,679 expiring in 2002, $5,261,150 expiring in 2003, $349,704 expiring 2004, for New Jersey Portfolio; $6,340,331 expiring in 2003, for Florida Portfolio; $3,714,202 expiring in 2003, $331,999 expiring in 2004, for Ohio Portfolio; $2,750,115 expiring in 2003, for Pennsylvania Portfolio; and $1,185,373 expiring in 2003, $492,981 expiring in 2004, for Minnesota Portfolio. Any net capital losses incurred after October 31 ("Post October losses") within the taxable year are deemed to arise on the first business day of each Portfolio's next taxable year. None of the portfolios had post October losses.


27



NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

At September 30, 1996, the cost of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation of investments for each Portfolio were as follows:

                                       GROSS           GROSS            NET
                                    UNREALIZED      UNREALIZED      UNREALIZED
PORTFOLIO            TAX COST      APPRECIATION   (DEPRECIATION)   APPRECIATION
---------------    ------------    ------------   --------------   ------------
Arizona            $11,364,695      $  249,528      $  (6,966)      $  242,562
Florida             68,072,493       1,202,395       (131,240)       1,071,155
Massachusetts       10,899,871         253,991        (20,071)         233,920
Michigan            12,982,500         297,997         (2,965)         295,032
Minnesota           17,090,203         483,036        (23,251)         459,785
New Jersey          73,615,836       2,461,095       (189,837)       2,271,258
Ohio                47,015,331       1,038,715        (36,884)       1,001,831
Pennsylvania        62,274,328       1,654,574       (108,534)       1,546,040
Virginia            62,232,452          68,872         (6,338)          62,534


NOTE F: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $.01 par value shares of beneficial interest authorized for Class A, Class B and Class C shares.

Transactions in shares of beneficial interest in each Portfolio were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
ARIZONA PORTFOLIO    SEP. 30,1996  SEP. 30,1995    SEP. 30,1996    SEP. 30,1996
-------------------  ------------  ------------  --------------   -------------
CLASS A
Shares sold              245,077       179,031      $2,497,924      $1,777,357
Shares issued in
  reinvestment of
  dividends and
  distributions            7,348         4,255          75,448          42,481
Shares converted
  from Class B             8,585            -0-         85,589              -0-
Shares redeemed          (65,056)      (47,391)       (660,264)       (477,515)
Net increase             195,954       135,895      $1,998,697      $1,342,323

CLASS B
Shares sold              222,576       161,670      $2,277,718      $1,621,211
Shares issued in
  reinvestment of
  dividends and
  distributions            9,322         5,382          95,597          53,513
Shares converted
  to Class A              (8,585)           -0-        (85,589)             -0-
Shares redeemed          (27,452)      (31,136)       (280,976)       (312,965)
Net increase             195,861       135,916      $2,006,750      $1,361,759

CLASS C
Shares sold               44,293        70,824      $  451,216      $  699,946
Shares issued in
  reinvestment of
  dividends and
  distributions            2,349         2,011          24,160          19,819
Shares redeemed          (24,564)      (75,752)       (247,584)       (731,150)
Net increase(decrease)    22,078        (2,917)     $  227,792      $  (11,385)


28



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
FLORIDA PORTFOLIO    SEP. 30,1996  SEP. 30,1995    SEP. 30,1996    SEP. 30,1995
-------------------  ------------  ------------  --------------   -------------
Shares sold              519,985       509,383     $ 5,045,697    $  4,618,993
Shares issued in
  reinvestment of
  dividends               29,497        28,075         286,857         254,915
Shares converted
  from Class B            22,916            -0-        219,737              -0-
Shares redeemed         (351,639)     (214,506)     (3,406,503)     (1,942,117)
Net increase             220,759       322,952     $ 2,145,788    $  2,931,791

CLASS B
Shares sold              649,530       692,583     $ 6,337,001    $  6,210,101
Shares issued in
  reinvestment of
  dividends               44,597        52,413         434,054         473,711
Shares converted
  to Class A             (22,916)           -0-       (219,737)             -0-
Shares redeemed         (544,509)     (618,576)     (5,277,524)     (5,601,581)
Net increase             126,702       126,420     $ 1,273,794    $  1,082,231

CLASS C
Shares sold              594,748       602,179     $ 5,803,084    $  5,420,341
Shares issued in
  reinvestment of
  dividends               85,081        89,459         834,227         826,873
Shares redeemed         (800,351)   (2,248,394)     (7,816,531)    (19,882,861)
Net decrease            (120,522)   (1,556,756)    $(1,179,220)   $(13,635,647)



                                  SHARES                       AMOUNT
                         --------------------------  --------------------------
                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
MASSACHUSETTS PORTFOLIO  SEP. 30,1996  SEP. 30,1995  SEP. 30,1996  SEP. 30,1995
-----------------------  ------------  ------------  ------------  ------------
Shares sold                 172,711        84,385    $ 1,833,733    $  846,860
Shares issued in
  reinvestment of
  dividends and
  distributions               4,244         1,677         45,329        16,995
Shares redeemed              (8,362)      (14,517)       (89,000)     (147,082)
Net increase                168,593        71,545    $ 1,790,062    $  716,773

CLASS B
Shares sold                 191,547       134,315    $ 2,024,593    $1,379,176
Shares issued in
  reinvestment of
  dividends and
  distributions               5,666         1,760         60,463        17,847
Shares redeemed             (24,584)      (40,636)      (264,300)     (402,150)
Net increase                172,629        95,439    $ 1,820,756    $  994,873

CLASS C
Shares sold                 371,867       212,201    $ 3,967,597    $2,178,365
Shares issued in
  reinvestment of
  dividends and
  distributions              18,527         7,004        197,520        71,499
Shares redeemed            (217,586)      (52,122)    (2,303,514)     (541,052)
Net increase                172,808       167,083    $ 1,861,603    $1,708,812


29



NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                SHARES                         AMOUNT
                       --------------------------  ----------------------------
                        YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
MICHIGAN PORTFOLIO     SEP. 30,1996  SEP. 30,1995   SEP. 30,1996   SEP. 30,1995
-------------------    ------------  ------------  -------------  -------------
Shares sold                101,489       276,931    $ 1,014,340    $ 2,738,565
Shares issued in
  reinvestment of
  dividends and
  distributions             25,151        11,339        255,525        109,493
Shares converted
  from Class B               8,229            -0-        81,522             -0-
Shares redeemed            (40,577)      (41,977)      (412,901)      (385,329)
Net increase                94,292       246,293    $   938,486    $ 2,462,729

CLASS B
Shares sold                159,283       156,377    $ 1,598,649    $ 1,459,362
Shares issued in
  reinvestment of
  dividends and
  distributions              9,868         5,917        100,283         56,625
Shares converted
  to Class A                (8,229)           -0-       (81,522)            -0-
Shares redeemed            (49,958)     (106,263)      (499,250)      (978,875)
Net increase               110,964        56,031    $ 1,118,160    $   537,112

CLASS C
Shares sold                250,006       248,250    $ 2,504,024    $ 2,360,494
Shares issued in
  reinvestment of
  dividends and
  distributions             16,967        10,635        171,824        101,189
Shares redeemed           (163,569)     (270,068)    (1,643,073)    (2,552,312)
Net increase(decrease)     103,404       (11,183)   $ 1,032,775    $   (90,629)



                                 SHARES                         AMOUNT
                       --------------------------  ----------------------------
                        YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
MINNESOTA PORTFOLIO    SEP. 30,1996  SEP. 30,1995   SEP. 30,1996   SEP. 30,1995
-------------------    ------------  ------------  -------------  -------------
Shares sold                 92,916        59,025    $   881,265    $   535,578
Shares issued in
  reinvestment of
  dividends                 12,846        11,459        122,393        105,730
Shares converted
  from Class B                 387            -0-         3,685             -0-
Shares redeemed            (30,018)      (47,539)      (284,383)      (447,134)
Net increase                76,131        22,945    $   722,960    $   194,174

CLASS B
Shares sold                222,829       216,010    $ 2,141,082    $ 1,983,579
Shares issued in
  reinvestment of
  dividends                 28,415        26,096        270,706        240,734
Shares converted
  to Class A                  (387)           -0-        (3,685)            -0-
Shares redeemed           (154,177)     (142,922)    (1,473,158)    (1,290,257)
Net increase                96,680        99,184    $   934,945    $   934,056

CLASS C
Shares sold                123,688        72,048    $ 1,186,392    $   667,481
Shares issued in
  reinvestment of
  dividends                 30,164        37,923        287,651        348,475
Shares redeemed           (238,952)     (373,870)    (2,271,861)    (3,382,505)
Net decrease               (85,100)     (263,899)   $  (797,818)   $(2,366,549)


30



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                  SHARES                         AMOUNT
                       --------------------------  ----------------------------
                        YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
NEW JERSEY PORTFOLIO   SEP. 30,1996  SEP. 30,1995   SEP. 30,1996   SEP. 30,1995
--------------------   ------------  ------------  -------------  -------------
CLASS A
Shares sold                625,486       426,481    $ 6,081,158    $ 3,927,489
Shares issued in
  reinvestment of
  dividends                 52,967        44,652        512,440        411,328
Shares converted
  from Class B              10,942            -0-       110,519             -0-
Shares redeemed           (295,089)     (288,408)    (2,850,599)    (2,664,713)
Net increase               394,306       182,725    $ 3,853,518    $ 1,674,104

CLASS B
Shares sold              1,079,052       921,717    $10,515,892    $ 8,533,273
Shares issued in
  reinvestment of
  dividends                109,643       109,495      1,062,642      1,007,537
Shares converted
  to Class A               (10,942)           -0-      (110,519)            -0-
Shares redeemed           (749,409)     (795,035)    (7,256,786)    (7,215,765)
Net increase               428,344       236,177    $ 4,211,229    $ 2,325,045

CLASS C
Shares sold                633,743       260,713    $ 6,162,975    $.2,395,820
Shares issued in
  reinvestment of
  dividends                 78,732        96,647        763,028        885,664
Shares redeemed           (591,207)   (1,074,250)    (5,695,937)    (9,678,665)
Net increase(decrease)     121,268      (716,890)   $ 1,230,066    $(6,397,181)



                                  SHARES                         AMOUNT
                       --------------------------  ----------------------------
                        YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
OHIO PORTFOLIO         SEP. 30,1996  SEP. 30,1995   SEP. 30,1996   SEP. 30,1995
-------------------    ------------  ------------  -------------  -------------
CLASS A
Shares sold                254,120       187,714    $ 2,463,924    $ 1,745,161
Shares issued in
  reinvestment of
  dividends                 20,355        14,798        195,466        136,073
Shares converted
  from Class B               6,776            -0-        64,703             -0-
Shares redeemed            (88,508)      (75,120)      (851,889)      (655,825)
Net increase               192,743       127,392    $ 1,872,204    $ 1,225,409

CLASS B
Shares sold                708,116       418,493    $ 6,793,206    $ 3,836,071
Shares issued in
  reinvestment of
  dividends                 84,542        88,923        813,053        811,788
Shares converted
  to Class A                (6,776)           -0-       (64,703)            -0-
Shares redeemed           (437,800)     (455,507)    (4,210,177)    (4,110,296)
Net increase               348,082        51,909    $ 3,331,379    $   537,563

CLASS C
Shares sold                306,053       184,387    $ 2,943,537    $ 1,674,321
Shares issued in
  reinvestment of
  dividends                 58,817        83,246        566,008        763,381
Shares redeemed           (553,963)   (1,189,899)    (5,331,297)   (10,682,056)

Net decrease              (189,093)     (922,266)   $(1,821,752)   $(8,244,354)


31



NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

                                  SHARES                        AMOUNT
                         --------------------------  --------------------------
                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
PENNSYLVANIA PORTFOLIO   SEP. 30,1996  SEP. 30,1995  SEP. 30,1996  SEP. 30,1995
----------------------   ------------  ------------  ------------  ------------
CLASS A
Shares sold                1,374,963       300,278   $13,527,078   $ 2,762,892
Shares issued in
  reinvestment of
  dividends                   22,540        29,254       220,725       269,638
Shares converted
  from Class B                48,579            -0-      472,346            -0-
Shares redeemed             (208,292)     (203,919)   (2,034,747)   (1,876,487)
Net increase               1,237,790       125,613   $12,185,402   $ 1,156,043

CLASS B
Shares sold                  533,742       680,168   $ 5,244,693   $ 6,247,762
Shares issued in
  reinvestment of
  dividends                   81,750        91,028       800,878       839,841
Shares converted
  to Class A                 (48,579)           -0-     (472,346)           -0-
Shares redeemed             (440,056)     (603,060)   (4,312,987)   (5,537,065)
Net increase                 126,857       168,136   $ 1,260,238   $ 1,550,538

CLASS C
Shares sold                  325,151       395,768   $ 3,213,975   $ 3,738,239
Shares issued in
  reinvestment of
  dividends                   45,719        56,156       448,507       512,839
Shares redeemed             (511,735)     (873,994)   (5,019,063)   (7,899,247)
Net decrease                (140,865)     (422,070)  $(1,356,581)  $(3,648,169)



                                  SHARES                        AMOUNT
                       --------------------------  ----------------------------
                        YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
Virginia Portfolio     SEP. 30,1996  SEP. 30,1995   SEP. 30,1996   SEP. 30,1995
-------------------    ------------  ------------  -------------  -------------
CLASS A
Shares sold                 71,182        78,719    $   740,685    $   791,882
Shares issued in
  reinvestment of
  dividends and
  distributions              8,689         6,335         90,991         62,455
Shares converted
  from Class B                 103            -0-         1,094             -0-
Shares redeemed            (28,103)      (33,609)      (294,511)      (331,886)
Net increase                51,871        51,445    $   538,259    $   522,451

CLASS B
Shares sold                226,100        96,151    $ 2,369,231    $   942,868
Shares issued in
  reinvestment of
  dividends and
  distributions              7,632         2,972         79,869         29,586
Shares converted
  to Class A                  (103)           -0-        (1,094)            -0-
Shares redeemed            (33,245)       (6,267)      (345,773)       (58,483)
Net increase               200,384        92,856    $ 2,102,233    $   913,971

CLASS C
Shares sold                 59,047        10,903    $   615,683    $   105,949
Shares issued in
  reinvestment of
  dividends and
  distributions              2,054           306         21,491          3,042
Shares redeemed            (12,272)       (3,732)      (129,249)       (36,085)
Net increase                48,829         7,477    $   507,925    $    72,906


32



FINANCIAL HIGHLIGHTS                          ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   ARIZONA PORTFOLIO
                                           -----------------------------------------------------------------
                                                      CLASS A                          CLASS B
                                           --------------------------------  -------------------------------
                                                                  JUNE 1,                          JUNE 1,
                                                                  1994(C)                          1994(C)
                                           YEAR ENDED SEP. 30,      TO       YEAR ENDED SEP. 30,     TO
                                           -------------------    SEP. 30,   -------------------   SEP. 30,
                                               1996      1995      1994         1996      1995      1994
                                           ---------  --------  -----------  --------  --------  -----------
Net asset value, beginning of period         $10.29     $9.77    $10.00       $10.29     $9.77    $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                       .55(b)    .56       .20          .47(b)    .49       .18
Net realized and unrealized gain (loss)
  on investments                                .14       .53      (.23)         .14       .53      (.24)
Net increase (decrease) in net asset
  value from operations                         .69      1.09      (.03)         .61      1.02      (.06)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.55)     (.56)     (.20)        (.47)     (.49)     (.17)
Distributions in excess of net
  investment income                            (.03)     (.01)       -0-        (.03)     (.01)       -0-
Distributions from net realized gains          (.08)       -0-       -0-        (.08)       -0-       -0-
Total dividends and distributions              (.66)     (.57)     (.20)        (.58)     (.50)     (.17)
Net asset value, end of period               $10.32    $10.29     $9.77       $10.32    $10.29     $9.77

TOTAL RETURN
Total investment return based on
  net asset value (d)                          6.84%    11.56%     (.35)%       6.10%    10.78%     (.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)     $4,409    $2,379      $930       $5,199    $3,166    $1,677
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       .78%      .78%      .78%(e)     1.48%     1.48%     1.48%(e)
  Expenses, before waivers/reimbursements      3.69%     4.88%     7.71%(e)     4.40%     5.58%     8.41%(e)
  Net investment income, net of waivers/
    reimbursements                             5.33%     5.56%     5.82%(e)     4.62%     4.89%     5.13%(e)
Portfolio turnover rate                         244%       85%       81%         244%       85%       81%


                                                         CLASS C
                                         --------------------------------------
                                                                 JUNE 1,1994(C)
                                         YEAR ENDED SEPTEMBER 30,      TO
                                         -----------------------  SEPTEMBER 30,
                                               1996        1995        1994
                                           -----------  ---------  ------------
Net asset value, beginning of period         $10.30      $ 9.77      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                       .47(b)      .49         .17
Net realized and unrealized gain (loss)
  on investments                                .13         .54        (.23)
Net increase (decrease) in net asset
  value from operations                         .60        1.03        (.06)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.47)       (.49)       (.17)
Distributions in excess of net
  investment income                            (.03)       (.01)         -0-
Distributions from net realized gains          (.08)         -0-         -0-
Total dividends and distributions              (.58)       (.50)       (.17)
Net asset value, end of period               $10.32      $10.30      $ 9.77

TOTAL RETURN
Total investment return based on
  net asset value (d)                          6.00%      10.89%       (.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $710        $481        $485
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements      1.48%       1.48%       1.48%(e)
  Expenses, before waivers/reimbursements      4.41%       5.58%       8.41%(e)
  Net investment income, net of waivers/
    reimbursements                             4.61%       4.90%       4.70%(e)
Portfolio turnover rate                         244%         85%         81%


See footnote summary on page 47.


33



FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                              FLORIDA PORTFOLIO
                                      ---------------------------------------------
                                                                   CLASS A
                                            ----------------------------------------------------
                                                                                 JUNE 25,1993(C)
                                                   YEAR ENDED SEPTEMBER 30,             TO
                                            -------------------------------------  SEPTEMBER 30,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  -------------
Net asset value, beginning of period           $9.58        $8.89       $10.25       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .54(b)       .55          .55          .16
Net realized and unrealized gain (loss)
  on investments                                 .16          .69        (1.35)         .25
Net increase (decrease) in net asset
  value from operations                          .70         1.24         (.80)         .41

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.54)        (.55)        (.55)        (.16)
Distributions in excess of net
  investment income                             (.01)          -0-          -0-          -0-
Distributions from net realized gains             -0-          -0-        (.01)          -0-
Total dividends and distributions               (.55)        (.55)        (.56)        (.16)
Net asset value, end of period                 $9.73        $9.58       $ 8.89       $10.25

TOTAL RETURN
Total investment return based on
  net asset value (d)                           7.45%       14.44%       (8.03)%       4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $14,297      $11,956       $8,227       $4,145
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        .73%         .73%         .38%          -0-%(e)
  Expenses, before waivers/reimbursements       1.33%        1.33%        1.27%        1.30%(e)
  Net investment income, net of waivers/
    reimbursements                              5.52%        5.91%        5.70%        5.44%(e)
Portfolio turnover rate                          237%         146%         185%          82%


                                                                   CLASS B
                                            ----------------------------------------------------
                                                                                 JUNE 25,1993(C)
                                                   YEAR ENDED SEPTEMBER 30,             TO
                                            -------------------------------------  SEPTEMBER 30,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  -------------
Net asset value, beginning of period           $9.58        $8.89       $10.25       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .47(b)       .47          .48          .14
Net realized and unrealized gain (loss)
  on investments                                 .17          .70        (1.35)         .25
Net increase (decrease) in net asset
  value from operations                          .64         1.17         (.87)         .39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.47)        (.47)        (.48)        (.14)
Distributions in excess of net
  investment income                             (.01)        (.01)          -0-          -0-
Distributions from net realized gains             -0-          -0-        (.01)          -0-
Total dividends and distributions               (.48)        (.48)        (.49)        (.14)
Net asset value, end of period                 $9.74        $9.58       $ 8.89       $10.25

TOTAL RETURN
Total investment return based on
  net asset value (d)                           6.78%       13.56%       (8.72)%       3.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $22,235      $20,660      $18,048       $9,588
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.43%        1.42%        1.08%         .61%(e)
  Expenses, before waivers/reimbursements       2.03%        2.03%        1.98%        2.00%(e)
  Net investment income, net of waivers/
    reimbursements                              4.81%        5.22%        4.99%        4.74%(e)
Portfolio turnover rate                          237%         146%         185%          82%


See footnote summary on page 47.


34



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                              FLORIDA PORTFOLIO
                                      ---------------------------------------------
                                                                   CLASS C
                                            ----------------------------------------------------
                                                                                 JUNE 25,1993(C)
                                                   YEAR ENDED SEPTEMBER 30,             TO
                                            -------------------------------------  SEPTEMBER 30,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  -------------
Net asset value, beginning of period           $9.58        $8.89       $10.25       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .47(b)       .47          .48          .14
Net realized and unrealized gain (loss)
  on investments                                 .17          .70        (1.35)         .25
Net increase (decrease) in net asset
  value from operations                          .64         1.17         (.87)         .39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.47)        (.47)        (.48)        (.14)
Distributions in excess of net
  investment income                             (.01)        (.01)          -0-          -0-
Distributions from net realized gains             -0-          -0-        (.01)          -0-
Total dividends and distributions               (.48)        (.48)        (.49)        (.14)
Net asset value, end of period                 $9.74        $9.58       $ 8.89       $10.25

TOTAL RETURN
Total investment return based on
  net asset value (d)                           6.78%       13.56%       (8.72)%       3.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $30,121      $30,787      $42,405      $28,249
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.43%        1.42%        1.08%         .61%(e)
  Expenses, before waivers/reimbursements       2.02%        2.03%        1.97%        2.00%(e)
  Net investment income, net of waivers/
    reimbursements                              4.81%        5.27%        4.97%        4.74%(e)
Portfolio turnover rate                          237%         146%         185%          82%


See footnote summary on page 47.


35



FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   MASSACHUSETTS PORTFOLIO
                                            --------------------------------------------------------------------
                                                        CLASS A                            CLASS B
                                            ---------------------------------  ---------------------------------
                                                                    MARCH 29,                          MARCH 29,
                                                                     1994(C)                           1994(C)
                                             YEAR ENDED SEP. 30,       TO       YEAR ENDED SEP. 30,      TO
                                            --------------------    SEP. 30,   --------------------   SEP. 30,
                                               1996        1995      1994         1996        1995      1994
                                            ----------  --------  -----------  ----------  --------  -----------

Net asset value, beginning of period         $10.50      $10.12    $10.00       $10.49      $10.12    $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                       .60(b)      .58       .31          .52(b)      .52       .27
Net realized and unrealized gain on
  investments                                   .44         .41       .11          .45         .39       .11
Net increase in net asset value from
operations                                     1.04         .99       .42          .97         .91       .38

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.59)       (.58)     (.30)        (.52)       (.52)     (.26)
Distributions in excess of net investment
  income                                       (.02)       (.03)       -0-        (.02)       (.02)       -0-
Distributions from net realized gains          (.08)         -0-       -0-        (.08)         -0-       -0-
Total dividends and distributions              (.69)       (.61)     (.30)        (.62)       (.54)     (.26)
Net asset value, end of period               $10.85      $10.50    $10.12       $10.84      $10.49    $10.12

TOTAL RETURN
Total investment return based on net
  asset value (d)                             10.25%      10.19%     4.14%        9.52%       9.32%     3.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $3,211      $1,337      $565       $3,683      $1,754      $725
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       .62%        .60%      .60%(e)     1.32%       1.30%     1.30%(e)
  Expenses, before waivers/reimbursements      3.15%       6.44%    13.20%(e)     3.85%       7.14%    13.90%(e)
  Net investment income, net of waivers/
  reimbursements                               5.62%       5.67%     5.98%(e)     4.93%       4.90%     5.13%(e)
Portfolio turnover rate                         246%        155%      146%         246%        155%      146%


                                                        CLASS C
                                           ------------------------------------
                                                                    MARCH 29,
                                            YEAR ENDED SEP. 30,    1994(C) TO
                                           ---------------------  SEPTEMBER 30,
                                               1996        1995        1994
                                           -----------  --------  -------------
Net asset value, beginning of period         $10.49      $10.12      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                       .52(b)      .52         .25
Net realized and unrealized gainon
  investments                                   .45        .39         .13
Net increase in net asset value from
  operations                                    .97         .91         .38

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.52)       (.52)       (.26)
Distributions in excess of net
  investment income                            (.02)       (.02)         -0-
Distributions from net realized gains          (.08)         -0-         -0-
Total dividends and distributions              (.62)       (.54)       (.26)
Net asset value, end of period               $10.84      $10.49      $10.12

TOTAL RETURN
Total investment return based on net
  asset value (d)                              9.52%       9.32%       3.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $4,514      $2,556        $774
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements      1.31%       1.30%       1.30%(e)
  Expenses, before waivers/reimbursements      3.84%       7.14%      13.90%(e)
  Net investment income, net of waivers/
    reimbursements                             4.88%       4.85%       4.00%(e)
Portfolio turnover rate                         246%        155%        146%


See footnote summary on page 47.


36



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    MICHIGAN PORTFOLIO
                                            --------------------------------------------------------------------
                                                        CLASS A                            CLASS B
                                            ---------------------------------  ---------------------------------
                                                                    FEB. 25,                            FEB. 25,
                                             YEAR ENDED SEP. 30,  1994(C) TO    YEAR ENDED SEP. 30,   1994(C) TO
                                            --------------------    SEP. 30,   --------------------    SEP. 30,
                                               1996        1995      1994         1996        1995      1994
                                            ----------  --------  -----------  ----------  --------  -----------
Net asset value, beginning of period         $10.10      $ 9.35    $10.00       $10.10      $ 9.35    $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                       .52(b)      .52       .33          .45(b)      .45       .29
Net realized and unrealized gain (loss)
  on investments                                .22         .78      (.65)         .22         .78      (.65)
Net increase (decrease) in net asset
  value from
operations                                      .74        1.30      (.32)         .67        1.23      (.36)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.52)       (.52)     (.33)        (.45)       (.45)     (.29)
Distributions in excess of net
  investment income                            (.03)       (.03)       -0-        (.03)       (.03)       -0-
Distributions from net realized gains          (.17)         -0-       -0-        (.17)         -0-       -0-
Total dividends and distributions              (.72)       (.55)     (.33)        (.65)       (.48)     (.29)
Net asset value, end of period               $10.12      $10.10    $ 9.35       $10.12      $10.10    $ 9.35

TOTAL RETURN
Total investment return based on net
  asset value (d)                              7.54%      14.40%    (3.24)%       6.80%      13.58%    (3.65)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $6,123      $5,158    $2,473       $3,553      $2,424    $1,722
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       .96%       1.36%      .93%(e)     1.66%       2.06%     1.63%(e)
  Expenses, before waivers/reimbursements      2.77%       3.43%     3.97%(e)     3.48%       4.12%     4.67%(e)
  Net investment income, net of waivers/
    reimbursements                             5.21%       5.27%     5.83%(e)     4.51%       4.57%     4.93%(e)
Portfolio turnover rate                         242%        151%      222%         242%        151%      222%


                                                          CLASS C
                                            -----------------------------------
                                                                  FEBRUARY 25,
                                             YEAR ENDED SEP. 30,   1994(C) TO
                                            --------------------  SEPTEMBER 30,
                                               1996        1995        1994
                                            ----------  --------  -------------
Net asset value, beginning of period         $10.10      $ 9.35      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                       .45(b)      .45         .29
Net realized and unrealized gain (loss)
  on investments                                .22         .78        (.65)
Net increase (decrease) in net asset
  value from operations                         .67        1.23        (.36)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.45)       (.45)       (.29)
Distributions in excess of net
  investment income                            (.03)       (.03)         -0-
Distributions from net realized gains          (.17)         -0-         -0-
Total dividends and distributions              (.65)       (.48)       (.29)
Net asset value, end of period               $10.12      $10.10      $ 9.35

TOTAL RETURN
Total investment return based on
  net asset value (d)                          6.80%      13.58%      (3.65)%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000'S OMITTED)    $3,940      $2,886      $2,778
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements      1.66%       2.06%       1.63%(e)
  Expenses, before waivers/reimbursements      3.48%       4.13%       4.67%(e)
  Net investment income, net of waivers/
    reimbursements                             4.50%       4.69%       4.92%(e)
Portfolio turnover rate                         242%        151%        222%


See footnote summary on page 47.


37



FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                             MINNESOTA PORTFOLIO
                                      -----------------------------------------------
                                                                   CLASS A
                                            ------------------------------------------------------
                                                                                        JUNE 25,
                                                      YEAR ENDED SEPTEMBER 30,        1993(C) TO
                                            ---------------------------------------  SEPTEMBER 30,
                                                1996           1995         1994         1993
                                            -------------  -----------  -----------  -------------
Net asset value, beginning of period           $9.49          $9.19       $10.28       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .53(b)         .53          .55          .15
Net realized and unrealized gain (loss)
  on investments                                 .11            .32        (1.09)         .28
Net increase (decrease) in net asset
  value from operations                          .64            .85         (.54)         .43

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.53)          (.53)        (.55)        (.15)
Distributions in excess of net
  investment income                             (.02)          (.02)          -0-          -0-
Total dividends and distributions               (.55)          (.55)        (.55)        (.15)
Net asset value, end of period                 $9.58          $9.49       $ 9.19       $10.28

TOTAL RETURN
Total investment return based on net
  asset value (d)                               6.95%          9.63%       (5.35)%       4.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $3,165         $2,414       $2,125         $994
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        .72%           .71%         .09%          -0-%(e)
  Expenses, before waivers/reimbursements       2.19%          2.30%        2.12%        1.89%(e)
  Net investment income, net of waivers/
    reimbursements                              5.54%          5.71%        5.71%        5.20%(e)
Portfolio turnover rate                          195%           117%         143%          61%


                                                                    CLASS B
                                            -----------------------------------------------------
                                                                                      JUNE 25,
                                                     YEAR ENDED SEPTEMBER 30,        1993(C) TO
                                            --------------------------------------- SEPTEMBER 30,
                                                1996           1995         1994         1993
                                            -------------  -----------  -----------  ------------
Net asset value, beginning of period           $9.49          $9.18       $10.28       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .46(b)         .46          .48          .13
Net realized and unrealized gain (loss)
  on investments                                 .11            .33        (1.10)         .28
Net increase (decrease) in net asset
  value from operations                          .57            .79         (.62)         .41

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.46)          (.46)        (.48)        (.13)
Distributions in excess of net
  investment income                             (.02)          (.02)          -0-          -0-
Total dividends and distributions               (.48)          (.48)        (.48)        (.13)
Net asset value, end of period                 $9.58          $9.49       $ 9.18       $10.28

TOTAL RETURN
Total investment return based on net
  asset value (d)                               6.15%          8.90%       (6.15)%       4.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $8,291         $7,299       $6,150       $2,665
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.42%          1.42%         .80%         .43%(e)
  Expenses, before waivers/reimbursements       2.89%          3.02%        2.83%        2.59%(e)
  Net investment income, net of waivers/
    reimbursements                              4.82%          4.97%        5.00%        4.50%(e)
Portfolio turnover rate                          195%           117%         143%          61%


See footnote summary on page 47.


38



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                               MINNESOTA PORTFOLIO
                                      ----------------------------------------------
                                                                    CLASS C
                                            -----------------------------------------------------
                                                                                      JUNE 25,
                                                     YEAR ENDED SEPTEMBER 30,        1993(C) TO
                                            --------------------------------------- SEPTEMBER 30,
                                                1996           1995         1994         1993
                                            -------------  -----------  -----------  ------------
Net asset value, beginning of period           $9.50          $9.19       $10.27       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .46(b)         .46          .48          .13
Net realized and unrealized gain (loss)
  on investments                                 .10            .33        (1.08)         .27
Net increase (decrease) in net asset
  value from operations                          .56            .79         (.60)         .40

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.46)          (.46)        (.48)        (.13)
Distributions in excess of net
  investment income                             (.02)          (.02)          -0-          -0-
Total dividends and distributions               (.48)          (.48)        (.48)        (.13)
Net asset value, end of period                 $9.58          $9.50       $ 9.19       $10.27

TOTAL RETURN
Total investment return based on net
  asset value (d)                               6.03%          8.89%       (5.95)%       4.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $6,553         $7,305       $9,489       $6,697
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.41%          1.41%         .79%         .43%(e)
  Expenses, before waivers/reimbursements       2.88%          3.00%        2.82%        2.59%(e)
  Net investment income, net of waivers/
    reimbursements                              4.82%          5.05%        4.90%        4.50%(e)
Portfolio turnover rate                          195%           117%         143%          61%


See footnote summary on page 47.


39



FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                             NEW JERSEY PORTFOLIO
                                            ------------------------------------------------------
                                                                   CLASS A
                                            ------------------------------------------------------
                                                                                       JUNE 25,
                                                    YEAR ENDED SEPTEMBER 30,          1993(C) TO
                                            ---------------------------------------  SEPTEMBER 30,
                                                1996           1995         1994         1993
                                            -------------  -----------  -----------  -------------
Net asset value, beginning of period           $9.65          $9.07       $10.29       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .51(b)         .54          .55          .15
Net realized and unrealized gain (loss)
  on investments                                 .11            .59        (1.22)         .29
Net increase (decrease) in net asset
  value from operations                          .62           1.13         (.67)         .44

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.51)          (.54)        (.55)        (.15)
Distributions in excess of net
  investment income                             (.04)          (.01)          -0-          -0-
Total dividends and distributions               (.55)          (.55)        (.55)        (.15)
Net asset value, end of period                 $9.72          $9.65       $ 9.07       $10.29

TOTAL RETURN
Total investment return based on net
  asset value (d)                               6.57%         12.91%       (6.67)%       4.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $15,520        $11,612       $9,257       $6,679
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        .82%           .82%         .20%          -0-%(e)
  Expenses, before waivers/reimbursements       1.35%          1.35%        1.33%        1.29%(e)
  Net investment income, net of waivers/
    reimbursements                              5.26%          5.73%        5.65%        5.37%(e)
Portfolio turnover rate                          132%            86%         171%          47%


                                                                   CLASS B
                                            ------------------------------------------------------
                                                                                       JUNE 25,
                                                    YEAR ENDED SEPTEMBER 30,          1993(C) TO
                                            ---------------------------------------  SEPTEMBER 30,
                                                1996           1995         1994         1993
                                            -------------  -----------  -----------  -------------
Net asset value, beginning of period           $9.66          $9.07       $10.28       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .44(b)         .47          .48          .13
Net realized and unrealized gain (loss)
  on investments                                 .10            .60        (1.21)         .28
Net increase (decrease) in net asset
  value from operations                          .54           1.07         (.73)         .41

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)          (.47)        (.48)        (.13)
Distributions in excess of net
  investment income                             (.03)          (.01)          -0-          -0-
Total dividends and distributions               (.48)          (.48)        (.48)        (.13)
Net asset value, end of period                 $9.72          $9.66       $ 9.07       $10.28

TOTAL RETURN
Total investment return based on net
  asset value (d)                               5.66%         12.15%       (7.28)%       4.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $39,099        $34,695      $30,459      $15,637
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.53%          1.53%         .91%         .63%(e)
  Expenses, before waivers/reimbursements       2.05%          2.06%        2.03%        1.99%(e)
  Net investment income, net of waivers/
    reimbursements                              4.56%          5.03%        4.96%        4.67%(e)
Portfolio turnover rate                          132%            86%         171%          47%


See footnote summary on page 47.


40



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                             NEW JERSEY PORTFOLIO
                                            ------------------------------------------------------
                                                                   CLASS C
                                            ------------------------------------------------------
                                                                                       JUNE 25,
                                                    YEAR ENDED SEPTEMBER 30,          1993(C) TO
                                            ---------------------------------------  SEPTEMBER 30,
                                                1996           1995         1994         1993
                                            -------------  -----------  -----------  -------------
Net asset value, beginning of period           $9.66          $9.07       $10.28       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .44(b)         .47          .48          .13
Net realized and unrealized gain (loss)
  on investments                                 .10            .60        (1.21)         .28
Net increase (decrease) in net asset
  value from operations                          .54           1.07         (.73)         .41

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)          (.47)        (.48)        (.13)
Distributions in excess of net
  investment income                             (.03)          (.01)          -0-          -0-
Total dividends and distributions               (.48)          (.48)        (.48)        (.13)
Net asset value, end of period                 $9.72          $9.66       $ 9.07       $10.28

TOTAL RETURN
Total investment return based on net
  asset value (d)                               5.66%         12.14%       (7.28)%       4.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $22,579        $21,255      $26,472      $21,193
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.52%          1.52%         .90%         .63%(e)
  Expenses, before waivers/reimbursements       2.04%          2.06%        2.02%        1.99%(e)
  Net investment income, net of waivers/
    reimbursements                              4.56%          5.09%        4.93%        4.67%(e)
Portfolio turnover rate                          132%            86%         171%          47%


See footnote summary on page 47.


41



FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                               OHIO PORTFOLIO
                                            ------------------------------------------------------
                                                                   CLASS A
                                            ------------------------------------------------------
                                                                                       JUNE 25,
                                                    YEAR ENDED SEPTEMBER 30,          1993(C) TO
                                            ---------------------------------------  SEPTEMBER 30,
                                                1996           1995         1994         1993
                                            -------------  -----------  -----------  -------------
Net asset value, beginning of period           $9.53          $9.06       $10.26       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .52(b)         .54          .55          .15
Net realized and unrealized gain (loss)
  on investments                                 .11            .48        (1.19)         .26
Net increase (decrease) in net asset
  value from operations                          .63           1.02         (.64)         .41

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.53)          (.54)        (.55)        (.15)
Distributions in excess of net
  investment income                             (.02)          (.01)          -0-          -0-
Distributions from net realized gains             -0-            -0-        (.01)          -0-
Total dividends and distributions               (.55)          (.55)        (.56)        (.15)
Net asset value, end of period                 $9.61          $9.53       $ 9.06       $10.26

TOTAL RETURN
Total investment return based on net
  asset value (d)                               6.72%         11.63%       (6.44)%       4.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $6,054         $4,170       $2,810       $1,050
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        .75%           .75%         .04%          -0-%(e)
  Expenses, before waivers/reimbursements       1.48%          1.51%        1.42%        1.32%(e)
  Net investment income, net of waivers/
    reimbursements                              5.47%          5.74%        5.67%        5.30%(e)
Portfolio turnover rate                          182%           108%         161%          55%


                                                                   CLASS B
                                            ------------------------------------------------------
                                                                                       JUNE 25,
                                                    YEAR ENDED SEPTEMBER 30,          1993(C) TO
                                            ---------------------------------------  SEPTEMBER 30,
                                                1996           1995         1994         1993
                                            -------------  -----------  -----------  -------------
Net asset value, beginning of period           $9.54          $9.06       $10.26       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .46(b)         .47          .48          .13
Net realized and unrealized gain (loss)
  on investments                                 .09            .49        (1.19)         .26
Net increase (decrease) in net asset
  value from operations                          .55            .96         (.71)         .39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.46)          (.47)        (.48)        (.13)
Distributions in excess of net
  investment income                             (.02)          (.01)          -0-          -0-
Distributions from net realized gains             -0-            -0-        (.01)          -0-
Total dividends and distributions               (.48)          (.48)        (.49)        (.13)
Net asset value, end of period                 $9.61          $9.54       $ 9.06       $10.26

TOTAL RETURN
Total investment return based on net
  asset value (d)                               5.82%         10.88%       (7.13)%       3.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $25,334        $21,821      $20,267       $8,952
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.46%          1.46%         .74%         .17%(e)
  Expenses, before waivers/reimbursements       2.18%          2.21%        2.13%        2.02%(e)
  Net investment income, net of waivers/
    reimbursements                              4.77%          5.08%        4.95%        4.60%(e)
Portfolio turnover rate                          182%           108%         161%          55%


See footnote summary on page 47.


42



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                               OHIO PORTFOLIO
                                            ------------------------------------------------------
                                                                   CLASS C
                                            ------------------------------------------------------
                                                                                       JUNE 25,
                                                    YEAR ENDED SEPTEMBER 30,          1993(C) TO
                                            ---------------------------------------  SEPTEMBER 30,
                                                1996           1995         1994         1993
                                            -------------  -----------  -----------  -------------
Net asset value, beginning of period           $9.54          $9.06       $10.26       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .46(b)         .47          .48          .13
Net realized and unrealized gain (loss)
  on investments                                 .09            .49        (1.19)         .26
Net increase (decrease) in net asset
  value from operations                          .55            .96         (.71)         .39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.46)          (.47)        (.48)        (.13)
Distributions in excess of net
  investment income                             (.02)          (.01)          -0-          -0-
Distributions from net realized gains             -0-            -0-        (.01)          -0-
Total dividends and distributions               (.48)          (.48)        (.49)        (.13)
Net asset value, end of period                 $9.61          $9.54       $ 9.06       $10.26

TOTAL RETURN
Total investment return based on net
  asset value (d)                               5.82%         10.88%       (7.13)%       3.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $17,203        $18,874      $26,294      $19,894
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.45%          1.45%         .74%         .17%(e)
  Expenses, before waivers/reimbursements       2.16%          2.20%        2.12%        2.02%(e)
  Net investment income, net of waivers/
    reimbursements                              4.78%          5.14%        4.89%        4.60%(e)
Portfolio turnover rate                          182%           108%         161%          55%


See footnote summary on page 47.


43



FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PENNSYLVANIA PORTFOLIO
                                            ------------------------------------------------------
                                                                   CLASS A
                                            ------------------------------------------------------
                                                                                       JUNE 25,
                                                    YEAR ENDED SEPTEMBER 30,          1993(C) TO
                                            ---------------------------------------  SEPTEMBER 30,
                                                1996           1995         1994         1993
                                            -------------  -----------  -----------  -------------
Net asset value, beginning of period           $9.64          $9.18       $10.25       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .49(b)         .54          .56          .16
Net realized and unrealized gain (loss)
  on investments                                 .28            .48        (1.06)         .25
Net increase (decrease) in net asset
  value from operations                          .77           1.02         (.50)         .41

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.53)          (.54)        (.56)        (.16)
Distributions in excess of net
  investment income                             (.03)-         (.02)          -0-          -0-
Distributions from net realized gains             -0-            -0-        (.01)          -0-
Total dividends and distributions               (.56)          (.56)        (.57)        (.16)
Net asset value, end of period                 $9.85          $9.64       $ 9.18       $10.25

TOTAL RETURN
Total investment return based on net
  asset value (d)                               8.17%         11.53%       (5.02)%       4.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $21,104         $8,721       $7,149       $4,170
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.00%          1.00%         .45%          -0-%(e)
  Expenses, before waivers/reimbursements       1.45%          1.47%        1.46%        1.31%(e)
  Net investment income, net of waivers/
    reimbursements                              5.40%          5.78%        5.73%        5.67%(e)
Portfolio turnover rate                          185%           114%         156%          75%


                                                                   CLASS B
                                            ------------------------------------------------------
                                                                                       JUNE 25,
                                                    YEAR ENDED SEPTEMBER 30,          1993(C) TO
                                            ---------------------------------------  SEPTEMBER 30,
                                                1996           1995         1994         1993
                                            -------------  -----------  -----------  -------------
Net asset value, beginning of period           $9.65          $9.18       $10.25       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .46(b)         .47          .49          .14
Net realized and unrealized gain (loss)
  on investments                                 .24            .49        (1.06)         .25
Net increase (decrease) in net asset
  value from operations                          .70            .96         (.57)         .39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.46)          (.47)        (.49)        (.14)
Distributions in excess of net
  investment income                             (.03)          (.02)          -0-          -0-
Distributions from net realized gains             -0-            -0-        (.01)          -0-
Total dividends and distributions               (.49)          (.49)        (.50)        (.14)
Net asset value, end of period                 $9.86          $9.65       $ 9.18       $10.25

TOTAL RETURN
Total investment return based on net
  asset value (d)                               7.38%         10.78%       (5.72)%       3.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $30,440        $28,559      $25,637       12,173
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.71%          1.71%        1.16%         .40%(e)
  Expenses, before waivers/reimbursements       2.15%          2.17%        2.16%        2.01%(e)
  Net investment income, net of waivers/
    reimbursements                              4.69%          5.09%        5.01%        4.97%(e)
Portfolio turnover rate                          185%           114%         156%          75%


See footnote summary on page 47.


44



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PENNSYLVANIA PORTFOLIO
                                            ------------------------------------------------------
                                                                   CLASS C
                                            ------------------------------------------------------
                                                                                       JUNE 25,
                                                    YEAR ENDED SEPTEMBER 30,          1993(C) TO
                                            ---------------------------------------  SEPTEMBER 30,
                                                1996           1995         1994         1993
                                            -------------  -----------  -----------  -------------
Net asset value, beginning of period           $9.65          $9.18       $10.24       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .46(b)         .47          .49          .14
Net realized and unrealized gain (loss)
  on investments                                 .24            .49        (1.05)         .24
Net increase (decrease) in net asset
  value from operations                          .70            .96         (.56)         .38

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.46)          (.47)        (.49)        (.14)
Distributions in excess of net
  investment income                             (.03)          (.02)          -0-          -0-
Distributions from net realized gains             -0-            -0-        (.01)          -0-
Total dividends and distributions               (.49)          (.49)        (.50)        (.14)
Net asset value, end of period                 $9.86          $9.65       $ 9.18       $10.24

TOTAL RETURN
Total investment return based on net
  asset value (d)                               7.37%         10.78%       (5.63)%       3.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $13,996        $15,052      $18,198      $13,541
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.70%          1.70%        1.15%         .40%(e)
  Expenses, before waivers/reimbursements       2.14%          2.17%        2.15%        2.01%(e)
  Net investment income, net of waivers/
    reimbursements                              4.69%          5.09%        4.99%        4.97%(e)
Portfolio turnover rate                          185%           114%         156%          75%


See footnote summary on page 47.


45



FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      VIRGINIA PORTFOLIO
                                            --------------------------------------------------------------------
                                                         CLASS A                            CLASS B
                                            ---------------------------------  ---------------------------------
                                                                   APRIL 29,                          APRIL 29,
                                             YEAR ENDED SEP. 30,  1994(C) TO    YEAR ENDED SEP. 30,  1994(C) TO
                                            --------------------   SEP. 30,    --------------------    SEP. 30,
                                               1996        1995      1994         1996        1995      1994
                                            ----------  --------  -----------  ----------  --------  -----------
Net asset value, beginning of period         $10.29      $ 9.69    $10.00       $10.29      $ 9.69    $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                       .57(b)      .56       .24          .50(b)      .49       .22
Net realized and unrealized gain (loss)
  on investments                                .37         .61      (.31)         .36         .61      (.32)
Net increase (decrease) in net asset
  value from operations                         .94        1.17      (.07)         .86        1.10      (.10)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.57)       (.56)     (.24)        (.50)       (.49)     (.21)
Distributions in excess of net
  investment income                              -0-       (.01)       -0-          -0-       (.01)       -0-
Distributions from net realized gains          (.08)         -0-       -0-        (.08)         -0-       -0-
Total dividends and distributions              (.65)       (.57)     (.24)        (.58)       (.50)     (.21)
Net asset value, end of period               $10.58      $10.29    $ 9.69       $10.57      $10.29    $ 9.69

TOTAL RETURN
Total investment return based on net
  asset value (d)                              9.39%      12.46%     (.71)%       8.57%      11.67%    (1.01)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $2,455      $1,855    $1,249       $3,345      $1,193      $224
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       .67%        .67%      .57%(e)     1.37%       1.37%     1.27%(e)
  Expenses, before waivers/reimbursements      5.18%       8.96%    12.29%(e)     5.88%       9.66%    12.99%(e)
  Net investment income, net of waivers/
    reimbursements                             5.39%       5.59%     5.62%(e)     4.70%       4.80%     4.97%(e)
Portfolio turnover rate                         298%        128%       65%         298%        128%       65%


                                                         CLASS C
                                           ------------------------------------
                                                                    APRIL 29,
                                            YEAR ENDED SEP. 30,    1994(C) TO
                                           ---------------------  SEPTEMBER 30,
                                               1996        1995        1994
                                           -----------  --------  -------------
Net asset value, beginning of period         $10.29      $ 9.70      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                       .50(b)      .49         .21
Net realized and unrealized gain (loss)
  on investments                                .36         .60        (.30)
Net increase (decrease) in net asset
  value from operations                         .86        1.09        (.09)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.50)       (.49)       (.21)
Distributions in excess of net
  investment income                              -0-       (.01)         -0-
Distributions from net realized gains          (.08)         -0-         -0-
Total dividends and distributions              (.58)       (.50)       (.21)
Net asset value, end of period               $10.57      $10.29      $ 9.70

TOTAL RETURN
Total investment return based on net
  asset value (d)                              8.58%      11.56%       (.91)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)      $642        $122         $43
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements      1.37%       1.37%       1.27%(e)
  Expenses, before waivers/reimbursements      5.88%       9.66%      12.99%(e)
  Net investment income, net of waivers/
    reimbursements                             4.73%       4.81%       4.67%(e)
Portfolio turnover rate                         298%        128%         65%


See footnote summary on page 47.


46



                                              ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

FOOTNOTE SUMMARY
(a)  Net of fee waived and expenses reimbursed by the Adviser.

(b)  Based on average shares.

(c)  Commencement of operations.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.

(e)  Annualized.


47



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                          ALLIANCE MUNICIPAL INCOME FUND II
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES ALLIANCE MUNICIPAL INCOME FUND II

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Municipal Income Fund II (comprising, respectively, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios), as of September 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Alliance Municipal Income Fund II at September 30, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
November 1, 1996




48

________________________________________________________________

         APPENDIX A:  BOND AND COMMERCIAL PAPER RATINGS
________________________________________________________________

Standard & Poor's Bond Ratings

         A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB," "B," "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

         The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa
- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-l/VMIG-1 group.

         S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities
and Commercial Paper

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime," while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A." Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Investors Service Bond Ratings

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB. BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate.

Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.


Fitch Commercial Paper and
Certificate of Deposit Ratings

         Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch current appraisal of the degree of assurance of timely payment of such debt. Fitch compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgement, changing circumstances warrant such action.

         Fitch Certificate of Deposit ratings are assigned at the request of the issuer to deposits with maturities of up to three years. Ratings apply to uninsured principal and interest and reflect only those credit characteristics inherent in certificates of deposit. Such ratings should be considered only in the context of ratings assigned to certificates of deposit and not to ratings which may be assigned to non-deposit liabilities. Ratings for CDs with maturities over 3 years will be assigned bond rating symbols. For definitions refer to page 1 of the Rating Register.

         Fitch commercial paper ratings are grouped into four categories, two of which are defined below:

         Fitch-1 (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

         Fitch-2 (Very Good Grade) issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch Investment Note Ratings

         Fitch investment Note Ratings are grouped into four categories with the indicated symbols. The ratings on notes with maturities generally up to three years reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

         FIN-1 -- Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         FIN-2 -- Notes assigned this rating reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

         A plus symbol may be used in the three highest categories to indicate relative standing. The Note Ratings will usually correspond with Bond Ratings, although certain security enhancements or market access may mean that notes will not track bond.

Further Rating Distinctions

         While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

         For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s):
Municipal Securities - Further Information" in the Prospectuses.

_________________________________________________________________

       APPENDIX B:  FUTURES CONTRACTS AND RELATED OPTIONS
_________________________________________________________________

Futures Contracts

         Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government Securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         Each Portfolio intends to purchase and write options on futures contracts for hedging purposes. The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

_________________________________________________________________

APPENDIX C:  OPTIONS ON MUNICIPAL AND U.S. GOVERNMENT SECURITIES
_________________________________________________________________

Options on Municipal and U.S. Government Securities

         Each Portfolio will only write "covered" put and call options on municipal securities and U.S. Government Securities, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment Policies and Restrictions--Additional Investment Policies-- Options on Municipal and U.S. Government Securities."

         The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

         Each Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         Each Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         Each Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

                             PART C
                        OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

         (a)  Financial Statements

              Included in the Prospectus:

              Financial Highlights

              Included in the Statement of Additional
              Information:

                   Portfolio of Investments - September 30, 1996

                   -  Florida Portfolio
                   -  Minnesota Portfolio
                   -  New Jersey Portfolio
                   -  Ohio Portfolio
                   -  Pennsylvania Portfolio
                   -  Michigan Portfolio
                   -  Massachusetts Portfolio
                   -  Arizona Portfolio
                   -  Virginia Portfolio

Statements of Assets and Liabilities - September 30, 1996
Statements of Operations for the period ended September 30, 1996
Statements of Changes in Net Assets for the period ended
September 30, 1996 and September 30, 1995
Notes to Financial Statements - September 30, 1996
Financial Highlights.
Report of Independent Auditors

         Included in Part C of the Registration Statement

         All other schedules are either inapplicable or the required information is contained in the financial statements.

(b)  Exhibits

     (1)(a) Copy of Agreement and Declaration of Trust of the Registrant - Incorporated herein by reference as
             Exhibit 1 to Registrant's Registration Statement on Form N-1A, filed on April 2, 1993 (File Nos. 33-60560 and 811- 07618).

        (b)  Certificate of Amendment - filed herewith.

     (2) Copy of By-Laws of the Registrant - Incorporated herein by reference as Exhibit 2 to Registrant's
             Registration Statement on Form N-1A, filed on April
             2, 1993 (File Nos. 33- 60560 and 811-07618).

     (3)     Not Applicable.

     (4)(a)  Form of Share Certificate for Class A shares of
             Registrant's Florida Portfolio - Incorporated herein by reference as Exhibit 4(a) to Pre-Effective
             Amendment No. 1 to Registrant's Registration
             Statement on Form N-1A, filed on May 21, 1993 (File
             Nos. 33- 60560 and 811-07618).

        (b)  Form of Share Certificate for Class B shares of
             Registrant's Florida Portfolio - Incorporated herein by reference as Exhibit 4(b) to Pre-Effective
             Amendment No. 1 to Registrant's Registration
             Statement on Form N-1A, filed on May 21, 1993 (File
             Nos. 33- 60560 and 811-07618).

        (c)  Form of Share Certificate for Class C shares of
             Registrant's Florida Portfolio - Incorporated herein by reference as Exhibit 4(c) to Pre-Effective
             Amendment No. 1 to Registrant's Registration
             Statement on Form N-1A, filed on May 21, 1993 (File
             Nos. 33-60560 and 811-07618).

        (d) Form of Share Certificate for Class A shares of Registrant's Minnesota Portfolio - Incorporated herein by reference as Exhibit 4(d) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on May 21, 1993 (File Nos. 33- 60560 and 811-07618).

        (e) Form of Share Certificate for Class B shares of Registrant's Minnesota Portfolio - Incorporated herein by reference as Exhibit 4(e) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on May 21, 1993 (File Nos. 33- 60560 and 811-07618).

        (f) Form of Share Certificate for Class C shares of Registrant's Minnesota Portfolio - Incorporated herein by reference as Exhibit 4(f) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on May 21, 1993 (File Nos. 33- 60560 and 811-07618).

        (g) Form of Share Certificate for Class A shares of Registrant's New Jersey Portfolio - Incorporated herein by reference as Exhibit 4(g) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on May 21, 1993 (File Nos. 33- 60560 and 811-07618).

        (h) Form of Share Certificate for Class B shares of Registrant's New Jersey Portfolio - Incorporated herein by reference as Exhibit 4(h) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on May 21, 1993 (File Nos. 33- 60560 and 811-07618).

        (i) Form of Share Certificate for Class C shares of Registrant's New Jersey Portfolio - Incorporated herein by reference as Exhibit 4(i) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on May 21, 1993 (File Nos. 33- 60560 and 811-07618).

        (j)  Form of Share Certificate for Class A shares of
             Registrant's Ohio Portfolio - Incorporated herein by reference as Exhibit 4(j) to Pre- Effective
             Amendment No. 1 to Registrant's Registration
             Statement on Form N-1A, filed on May 21, 1993 (File
             Nos. 33-60560 and 811- 07618).

        (k)  Form of Share Certificate for Class B shares of
             Registrant's Ohio Portfolio - Incorporated herein by reference as Exhibit 4(k) to Pre- Effective
             Amendment No. 1 to Registrant's Registration
             Statement on Form N-1A, filed on May 21, 1993 (File
             Nos. 33-60560 and 811- 07618).

        (l)  Form of Share Certificate for Class C shares of
             Registrant's Ohio Portfolio - Incorporated herein by reference as Exhibit 4(l) to Pre- Effective
             Amendment No. 1 to Registrant's Registration
             Statement on Form N-1A, filed on May 21, 1993 (File
             Nos. 33-60560 and 811- 07618).

        (m) Form of Share Certificate for Class A shares of Registrant's Pennsylvania Portfolio - Incorporated herein by reference as Exhibit 4(m) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on May 21, 1993 (File Nos. 33- 60560 and 811-07618).

        (n) Form of Share Certificate for Class B shares of Registrant's Pennsylvania Portfolio - Incorporated herein by reference as Exhibit 4(n) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on May 21, 1993 (File Nos. 33- 60560 and 811-07618).

        (o) Form of Share Certificate for Class C shares of Registrant's Pennsylvania Portfolio - Incorporated herein by reference as Exhibit 4(o) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on May 21, 1993 (File Nos. 33- 60560 and 811-07618).

        (p) Form of Share Certificate for Class A shares of Registrant's Arizona Portfolio - Incorporated herein by reference as Exhibit 4(p) to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed on January 3, 1994 (File Nos. 33- 60560 and 811-07618).

        (q) Form of Share Certificate for Class B shares of Registrant's Arizona Portfolio - Incorporated herein by reference as Exhibit 4(q) to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed on January 3, 1994 (File Nos. 33- 60560 and 811-07618).

        (r) Form of Share Certificate for Class C shares of Registrant's Arizona Portfolio - Incorporated herein by reference as Exhibit 4(r) to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed on January 3, 1994 (File Nos. 33- 60560 and 811-07618).

        (s)  Form of Share Certificate for Class A shares of
             Registrant's Massachusetts Portfolio - Incorporated herein by reference as Exhibit 4(s) to Post-
             Effective Amendment No. 2 to Registrant's
             Registration Statement on Form N-1A, filed on
             January 3, 1994 (File Nos. 33- 60560 and 811-07618).

        (t)  Form of Share Certificate for Class B shares of
             Registrant's Massachusetts Portfolio - Incorporated herein by reference as Exhibit 4(t) to Post-
             Effective Amendment No. 2 to Registrant's

             Registration Statement on Form N-1A, filed on
             January 3, 1994 (File Nos. 33- 60560 and 811-07618).

        (u)  Form of Share Certificate for Class C shares of
             Registrant's Massachusetts Portfolio - Incorporated herein by reference as Exhibit 4(u) to Post-
             Effective Amendment No. 2 to Registrant's
             Registration Statement on Form N-1A, filed on
             January 3, 1994 (File Nos. 33- 60560 and 811-07618).

        (v)  Form of Share Certificate for Class A shares of
             Registrant's Michigan Portfolio - Incorporated herein by reference as Exhibit 4(v) to Post-
             Effective Amendment No. 2 to Registrant's
             Registration Statement on Form N-1A, filed on
             January 3, 1994 (File Nos. 33- 60560 and 811-07618).

        (w)  Form of Share Certificate for Class B shares of
             Registrant's Michigan Portfolio - Incorporated herein by reference as Exhibit 4(w) to Post-
             Effective Amendment No. 2 to Registrant's
             Registration Statement on Form N-1A, filed on
             January 3, 1994 (File Nos. 33- 60560 and 811-07618).

        (x)  Form of Share Certificate for Class C shares of
             Registrant's Michigan Portfolio - Incorporated herein by reference as Exhibit 4(x) to Post-
             Effective Amendment No. 2 to Registrant's
             Registration Statement on Form N-1A, filed on
             January 3, 1994 (File Nos. 33- 60560 and 811-07618).

        (y)  Form of Share Certificate for Class A shares of
             Registrant's Virginia Portfolio - Incorporated herein by reference as Exhibit 4(y) to Post-
             Effective Amendment No. 2 to Registrant's
             Registration Statement on Form N-1A, filed on
             January 3, 1994 (File Nos. 33- 60560 and 811-07618).

        (z)  Form of Share Certificate for Class B shares of
             Registrant's Virginia Portfolio - Incorporated herein by reference as Exhibit 4(z) to Post-
             Effective Amendment No. 2 to Registrant's
             Registration Statement on Form N-1A, filed on
             January 3, 1994 (File Nos. 33- 60560 and 811-07618).

       (zz)  Form of Share Certificate for Class C shares of
             Registrant's Virginia Portfolio - Incorporated herein by reference as Exhibit 4(zz) to Post-
             Effective Amendment No. 2 to Registrant's
             Registration Statement on Form N-1A, filed on
             January 3, 1994 (File Nos. 33- 60560 and 811-07618).

       (aa) Form of Share Certificate for Advisor Class shares of Registrant's Florida Portfolio - Incorporated herein by reference as Exhibit 4(aa) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on April 22, 1996 (File Nos. 33- 60560 and 811-07618).

       (bb) Form of Share Certificate for Advisor Class shares of Registrant's Minnesota Portfolio - Incorporated herein by reference as Exhibit 4(bb) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on April 22, 1996 (File Nos. 33- 60560 and 811-07618).

       (cc) Form of Share Certificate for Advisor Class shares of Registrant's New Jersey Portfolio - Incorporated herein by reference as Exhibit 4(cc) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on April 22, 1996 (File Nos. 33- 60560 and 811-07618).

       (dd) Form of Share Certificate for Advisor Class shares of Registrant's Ohio Portfolio - Incorporated herein by reference as Exhibit 4(dd) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on April 22, 1996 (File Nos. 33- 60560 and 811-07618).

       (ee) Form of Share Certificate for Advisor Class shares of Registrant's Pennsylvania Portfolio - Incorporated herein by reference as Exhibit 4(ee) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on April 22, 1996 (File Nos. 33- 60560 and 811-07618).

       (ff) Form of Share Certificate for Advisor Class shares of Registrant's Arizona Portfolio - Incorporated herein by reference as Exhibit 4(ff) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on April 22, 1996 (File Nos. 33- 60560 and 811-07618).

       (gg) Form of Share Certificate for Advisor Class shares of Registrant's Massachusetts Portfolio - Incorporated herein by reference as Exhibit 4(gg) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on April 22, 1996 (File Nos. 33- 60560 and 811-07618).

       (hh) Form of Share Certificate for Advisor Class shares of Registrant's Michigan Portfolio - Incorporated herein by reference as Exhibit 4(hh) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on April 22, 1996 (File Nos. 33- 60560 and 811-07618).

       (ii) Form of Share Certificate for Advisor Class shares of Registrant's Virginia Portfolio - Incorporated herein by reference as Exhibit 4(ii) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on April 22, 1996 (File Nos. 33- 60560 and 811-07618).

     (5)(a) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated herein by reference as Exhibit 5(a) to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on October 29, 1993 (File Nos. 33- 60560 and 811-
             07618).

     (5)(b) Amended Advisory Agreement to reflect the Arizona Portfolio, Massachusetts Portfolio, Michigan Portfolio and Virginia Portfolio - Incorporated herein by reference as Exhibit 5(b) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, filed on January 27, 1995
             (File Nos. 33-60560 and 811-07618).

     (6)(a) Distribution Services Agreement between the and 15 Registrant and Alliance Fund Distributors, Inc. -
             Incorporated herein by reference as Exhibit 6(a) to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on October 29, 1993 (File Nos. 33- 60560 and 811-
             07618).

        (b) Amendment to Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc.
             - filed herewith.

        (c) Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated herein by reference as Exhibit 6(b) to Post- Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on October 29, 1993 (File Nos. 33-60560 and 811- 07618).

        (d)  Selected Agent Agreement between Alliance Fund
             Distributors, Inc. and selected agents making available shares of Registrant - Incorporated herein by reference as Exhibit 6(c) to Post-
             Effective Amendment No. 1 to Registrant's
             Registration Statement on Form N-1A, filed on
             October 29, 1993 (File Nos. 33-60560 and 811-
             07618).

     (7)     Not Applicable.

     (8) Custodian Contract with The Bank of New York as assigned to Registrant - Incorporated herein by reference as Exhibit 8 to Post- Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, filed on January 27, 1995 (File Nos. 33-60560 and 811- 07618).

     (9) Transfer Agency Agreement between Registrant and Alliance Fund Services, Inc - Incorporated herein by reference as Exhibit 9 to Post- Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on October 29, 1993 (File Nos. 33-60560 and 811- 07618).

     (10)(a) Opinion and Consent of Seward & Kissel -
             Incorporated by reference as Exhibit 10(a) to Pre-
             Effective Amendment No. 1 to Registrant's
             Registration Statement on Form N-1A, filed on May
             21, 1993 (File Nos. 33-60560 and 811- 07618).

       (b) Opinion and Consent of Sullivan & Worchester - Incorporated by reference as Exhibit 10(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on May 21, 1993 (File Nos. 33-60560 and 811- 07618).

     (11)    Consent of Independent Auditors - Filed herewith.

     (12)    Not Applicable.

     (13) Investment representation letter of Alliance Capital Management L.P. - Incorporated by reference as
             Exhibit 13 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on May 21, 1993 (File Nos. 33-60560 and 811-
             07618).

     (14)    Not Applicable.

     (15)    Rule 12b-1 Plan - See Exhibit 6(a) hereto.

     (16) Schedule for computation of each Yield and Total Return Performance quotations - Incorporated by reference as Exhibit 16 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on October 29, 1993 (File Nos. 33-60560 and 811- 07618).

     (17)    Financial Data Schedule - Filed herewith.

     (18)(a) Rule 18f-3 Plan - Incorporated by reference as
             Exhibit 18 to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, filed on January 31, 1996 (File Nos. 33- 60560 and 811-07618).

        (b) Amended and Restated Rule 18f-3 Plan - filed herewith.

     Other Exhibit:
             Powers of Attorney of James R. Greene, and Eugene F.
             O'Neil -  Incorporated by reference as "Other
             Exhibit" to Post-Effective Amendment No. 1 to
             Registrant's Registration Statement on Form N-1A, filed on October 29, 1993 (File Nos. 33-60560 and
             811-07618).

             Powers of Attorney of Ruth S. Block, John D. Carifa, David H. Dievler, James M. Hester, Clifford L. Michel and Robert C. White - Incorporated herein by reference as "Other Exhibit" Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on May 21, 1993 (File Nos. 33- 60560 and 811-07618)

             Powers of Attorney of David H. Dievler, Ruth S.
             Block, John D. Carifa, James R. Greene, James H.
             Hester, Clifford L. Michel, Donald J. Robinson - filed herewith.

ITEM 25. Persons Controlled by or under Common Control with
         Registrant

         None.

ITEM 26. Number of Holders of Securities

             Registrant had, as of January 17, 1997, record holders of shares of Beneficial Interest as follows:

             Florida Portfolio -
             - Class A...............................         289

             - Class B...............................         536
             - Class C...............................         176
             Minnesota Portfolio -
             - Class A ..............................          94
             - Class B ...............................        322
             - Class C ...............................        136
             New Jersey Portfolio -
             - Class A ..............................         344
             - Class B ..............................         982
             - Class C ..............................         273
             Ohio Portfolio -
             - Class A ..............................         146
             - Class B ..............................         679
             - Class C ..............................         189
             Pennsylvania Portfolio -
             - Class A ..............................         342
             - Class B ..............................         863
             - Class C ..............................         230
             Michigan Portfolio -
             - Class A ..............................          96
             - Class B ..............................         130
             - Class C ..............................         167
             Massachusetts Portfolio -
             - Class A ..............................          62
             - Class B ..............................          97
             - Class C ..............................          58
             Arizona Portfolio -
             - Class A ..............................         100
             - Class B ..............................         120
             - Class C ..............................          50
             Virginia Portfolio -
             - Class A ..............................          73
             - Class B ..............................         113
             - Class C ..............................          43

ITEM 27.  Indemnification

         It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in Article VIII and Article III of Registrant's Agreement and Declaration of Trust, filed as Exhibit 1 in response to Item 24 and Section 10 of the proposed Distribution Services Agreement filed as
Exhibit 6(a), all as set forth below. The liability of the Registrant's trustees and officers is dealt with in Article VIII of Registrant's Agreement and Declaration of Trust, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement filed as Exhibit 5 to this Registration Statement, as set forth below.

         Article VIII of Registrant's Agreement and Declaration of Trust reads as follows:

             "Section 8.1. Trustees, Shareholders, etc. Not Personally Liable; Notice. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Portfolio, and subject to Section
             8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Portfolio, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Portfolio, that Portfolio) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Portfolio in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Portfolio, and all Persons dealing with the Trust or any Portfolio shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Portfolio Assets of such Portfolio, as the case may be, for the payment or performance thereof.

             The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Portfolio in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Portfolio Assets of any Portfolio to the obligations of any other Portfolio.

             SECTION 8.2. Trustees' Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. Subject to Section 8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgement or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser, Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and
             (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 hereof. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

             SECTION 8.3. Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Portfolio of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

             SECTION 8.4. Indemnification of Trustees, Officers, etc. Subject to the limitations set forth hereinafter in this Section 8.4, the Trust shall indemnify (from the assets of the Portfolio or Portfolios to which the conduct in question relates) each of its Trustees and officers (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in clauses (i) and (ii) of this sentence being referred to hereafter as "Disabling

             Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or
             (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Portfolio or Portfolios to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid to such Portfolio or Portfolios if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

             SECTION 8.5. Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered

             Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

             SECTION 8.6  Indemnification Not Exclusive, etc.
             The right of indemnification provided by this
             Article 8 shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 8, a "disinterested" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article 8 shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

             SECTION 8.7. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order."

             Article III of Registrant's Agreement and
             Declaration of Trust reads, in pertinent part, as follows:

             "Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

                   (s)  Indemnification.  In addition to the
                        mandatory indemnification provided for in
                        Article 8 hereof and to the extent
                        permitted by law, to indemnify or enter
                        into agreements with respect to
                        indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine."

             The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

             The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the ``Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

             The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed herewith as Exhibits 1, 5 and 6(a), respectively, in response to Item 24 and each of which are incorporated by reference herein.

             Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the

         Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

             In accordance with Release No. IC-11330
         (September 2, 1980), the Registrant will indemnify its trustees, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its trustees, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance,
         (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or
         (3) a majority of a quorum of disinterested, non-party trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

             The Registrant participates in a joint
         trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

         ITEM 28.  Business and Other Connections of Adviser.

                   The descriptions of Alliance Capital
                   Management L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

                   The information as to the directors and
                   officers of Alliance Capital Management
                   Corporation, the general partner of Alliance
                   Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801- 32361) and
                   amended through the date hereof, is
                   incorporated by reference.

   ITEM 29.  Principal Underwriters

         (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal Underwriter or Distributor for the following investment companies:

             ACM Institutional Reserves Inc.
             AFD Exchange Reserves
             Alliance All-Asia Investment Fund, Inc.
             Alliance Balanced Shares, Inc.
             Alliance Bond Fund, Inc.
             Alliance Capital Reserves
             Alliance Developing Markets Fund, Inc.

             Alliance Global Dollar Government Fund, Inc.
             Alliance Global Small Cap Fund, Inc.
             Alliance Global Strategic Income Trust, Inc.
             Alliance Government Reserves
             Alliance Growth and Income Fund, Inc.
             Alliance Income Builder Fund, Inc.
             Alliance International Fund
             Alliance Limited Maturity Government Fund, Inc. Alliance Money Market Fund
             Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund, Inc.
             Alliance Municipal Income Fund II
             Alliance Municipal Trust
             Alliance New Europe Fund, Inc.
             Alliance North American Government Income Trust,
             Inc.
             Alliance Premier Growth Fund, Inc.
             Alliance Quasar Fund, Inc.
             Alliance Real Estate Investment Fund, Inc.
             Alliance/Regent Sector Opportunity Fund, Inc. Alliance Short-Term Multi-Market Trust, Inc. Alliance Technology Fund, Inc.
             Alliance Utility Income Fund, Inc.
             Alliance Variable Products Series Fund, Inc.
             Alliance World Income Trust, Inc.
             Alliance Worldwide Privatization Fund, Inc.
             Fiduciary Management Associates
             The Alliance Fund, Inc.
             The Alliance Portfolios

                   (b)  The following are the Directors and
                        Officers of Alliance Fund Distributors,
                        Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                   Positions and Offices  Positions and Offices
Name                 With Underwriter        With Registrant

Michael J. Laughlin      Chairman

Robert L. Errico         President

Kimberly A. Gardner      Senior Vice President

Edmund P. Bergan, Jr.    Senior Vice President,   Secretary
                         General Counsel &
                         Secretary

Daniel J. Dart           Senior Vice President

Richard A. Davies        Senior Vice President,
                         Managing Director

Byron M. Davis           Senior Vice President

Geoffrey L. Hyde         Senior Vice President

Richard E. Khaleel       Senior Vice President

Barbara J. Krumsiek      Senior Vice President

Stephen R. Laut          Senior Vice President

Daniel D. McGinley       Senior Vice President

Dusty W. Paschall        Senior Vice President

Antonios G. Poleonadkis  Senior Vice President

Gregory K. Shannahan     Senior Vice President

Joseph F. Sumanski       Senior Vice President

Peter J. Szabo           Senior Vice President

Nicholas K. Willett      Senior Vice President

Richard A. Winge         Senior Vice President

Jamie A. Atkinson        Vice President

Benji A. Baer            Vice President

Warren W. Babcock III    Vice President

Kenneth F. Barkoff       Vice President

William P. Beanblosson   Vice President

Jack C. Bixler           Vice Presidnet

Casimir F. Bolanowski    Vice President

Kevin T. Cannon          Vice President

William W. Collins, Jr.  Vice President

Leo H. Cook              Vice President

Richard W. Dabney        Vice President

John F. Dolan            Vice President

Mark J. Dunbar           Vice President

Sohaila S. Farsheed      Vice President

Linda A. Finnerty        Vice President

William C. Fisher        Vice President

Robert M. Frank          Vice President

Gerard J. Friscia        Vice President & Controller

Andrew L. Gangolf        Vice President &
                         Associate                Assistant
                         General Counsel          Secretary

Mark D. Gersten          Vice President           Treasurer and
                                                  Chief Financial
                                                  Officer

Joseph W. Gibson         Vice President

Troy L. Glawe            Vice President

Herbert H. Goldman       Vice President

James E. Gunter          Vice President

Alan Halfenger           Vice President

Daniel M. Hazard         Vice President

George R. Hrabovsky      Vice President

Valerie J. Hugo          Vice President

Thomas K. Intoccia       Vice President

Robert H. Joseph, Jr.    Vice President & Treasurer

Richard D. Keppler       Vice President

Sheila F. Lamb           Vice President

Thomas Leavitt, III      Vice President

Donna M. Lamback         Vice President

James M. Liptrot         Vice President

James P. Luisi           Vice President

Christopher J. MacDonald Vice President

Michael F. Mahoney       Vice President

Maura A. McGrath         Vice President

Matthew P. Mintzer       Vice President

Joanna D. Murray         Vice President

Nicole Nolan-Koester     Vice President

Daniel J. Phillips       Vice President

Robert T. Pigozzi        Vice President

James J. Posch           Vice President

Robert E. Powers         Vice President

Domenick Pugliese        Vice President &
                         Assistant General
                         Counsel

Bruce W. Reitz           Vice President

Dennis A. Sanford        Vice President

Raymond S. Scalfani      Vice President

Richard J. Sidell        Vice President

J. William Strott, Jr.   Vice President

Richard E. Tambourine    Vice President

Joseph T. Tocyloski      Vice President

Neil S. Wood             Vice President

Emilie D. Wrapp          Vice President &         Assistant
                         Special Counsel          Secretary

Maria L. Carreras        Assistant Vice President

John W. Cronin           Assistant Vice President

Leon M. Fern             Assistant Vice President

William B. Hanigan       Assistant Vice President

John C. Hershock         Assistant Vice President

James J. Hill            Assistant Vice President

Edward W. Kelly          Assistant Vice President

Patrick Look             Assistant Vice President
                         & Assistant Treasurer

Thomas F. Monnerat       Assistant Vice President

Jeanette M. Nardella     Assistant Vice President

Carol H. Rappa           Assistant Vice President

Lisa Robinson-Cronin     Assistant Vice President

Clara Sierra             Assistant Vice President

Martha Volcker           Assistant Vice President

Wesley S. Williams       Assistant Vice President

Mark R. Manley           Assistant Secretary

(c)  Not applicable.

ITEM 30. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 31. Management Services.

         Not applicable.

ITEM 32. Undertakings

          The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

          The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

                            SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York, on the 29th day of January, 1997.

                        ALLIANCE MUNICIPAL INCOME FUND II


                       by  /s/ John D. Carifa
                             John D. Carifa
                             Chairman and President

         Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                     Title                Date

1) Principal
   Executive Officer

   /s/ John D. Carifa         Chairman and     January 29, 1997
   John D. Carifa             President

   Principal Financial
   and Accounting Officer

   /s/ Mark D. Gersten        Treasurer and    January 29, 1997
   Mark D. Gersten            Chief Financial
                              Officer

3) All of the Trustees

   David H. Dievler
   Ruth S. Block
   John D. Carifa
   James R. Greene
   James M. Hester
   Clifford L. Michel
   Donald J. Robinson

   by  /s/ Edmund P. Bergan, Jr.               January 29, 1997
     (Attorney-in-fact)
     Edmund P. Bergan, Jr.

                        Index to Exhibits

   Page

   1(b)       Certificate of Amendment to Declaration of Trust

   6(b)       Amendment to Distribution Services Agreement

   (11)       Consent of Independent Auditors

   (17)       Financial Data Schedule

   (18)(b)    Amended and Restated Rule 18f-3 Plan

   Other Exhibits:

              Powers of Attorney of David H. Dievler, Ruth S.
              Block, John D. Carifa, James R. Greene, James H.
              Hester, Clifford L. Michel and Donald J. Robinson.


































                              C-27
00250151.AS8